          As filed with the Securities and Exchange Commission on April 30, 2009
                                                      Registration No. 333-83558
                                                                        811-6584


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 19


       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
               (formerly, The Manufacturers Life Insurance Company
                        of New York Separate Account A)
                           (Exact name of Registrant)

                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 73


                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        (formerly, The Manufacturers Life Insurance Company of New York)
                               (Name of Depositor)

                       100 Summit Lake Drive, Second Floor
                            Valhalla, New York 10595
              (Address of Depositor's Principal Executive Offices)

                                 (914) 773-0708
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                 John Hancock Life Insurance Company of New York
                               601 Congress Street
                                 Boston MA 02210
                     (Name and Address of Agent for Service)


                                    Copy to:


Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2009 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on _________, 2008 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                         (Venture III Variable Annuity)
                          (previously issued contracts)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

This Supplement is intended to supplement prospectuses dated May 1, 2009 for VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE VISION(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY, VENTURE STRATEGY(R) VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued before May 4, 2009 by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchase and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

                Temporary Changes in Variable Investment Options

PURPOSE OF THIS SUPPLEMENT

This Supplement provides information about temporary changes to the Variable Investment Options described in the annuity prospectus. In this Supplement, we provide information about the temporary availability on May 1, 2009 of six Portfolios of the John Hancock Trust that may be elected as Variable Investment Options under the Contracts (see "Mergers of Certain Portfolios," below.

MERGERS OF CERTAIN PORTFOLIOS

Additional Variable Investment Options

You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, to six additional Variable Investment Options until the end of the Business Day on May 1, 2009. The availability of these Portfolios may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see the annuity prospectus for details.) If you select one of these additional Variable Investment Options, we will invest your money in the corresponding Portfolio of the John Hancock Trust:

          CAPITAL RESEARCH AND MANAGEMENT COMPANY
          (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) -
          ADVISER TO MASTER FUND
               Income & Value Trust
               U.S. Large Cap Trust
          DAVIS SELECTED ADVISERS, L.P.
               Core Equity Trust
          T. ROWE PRICE ASSOCIATES, INC.
               Classic Value Trust
               Mid Cap Value Trust(1)
               Small Company Trust(1)

     (We show the Portfolio's manager (i.e, subadviser) in bold above the name of the Portfolio.)

          (1) Not available with Wealthmark and Wealthmark ML3 Contracts.

These Portfolios (which we refer to as the "Acquired Portfolios") will be merged into six other Portfolios of the John Hancock Trust (which we refer to as the "Acquiring Portfolio") at the end of the Business Day on May 1, 2009:

ACQUIRED PORTFOLIO:                  ACQUIRING PORTFOLIO:
----------------------------------   ---------------------------------
Core Equity Trust                    Fundamental Value Trust
U.S. Large Cap Trust                 American Growth-Income Trust

ACQUIRED PORTFOLIO:                  ACQUIRING PORTFOLIO:
----------------------------------   ---------------------------------
Income & Value Trust                 American Asset Allocation Trust
Mid Cap Value Trust                  Mid Value Trust
Small Company Trust                  Small Company Value Trust
Classic Value Trust                  Equity-Income Trust

As a result of the mergers, you will not be able to allocate Contract Value or any Purchase Payments to Variable Investment Options corresponding to the Acquired Portfolios after the merger at the end of the Business Day on May 1, 2009, and any Contract Value you have allocated to an Acquired Portfolio will be transferred to the Variable Investment Option corresponding to the Acquiring Portfolio at that time.

Expenses of the Acquired Portfolios

The following table describes the operating expenses for each of the Acquired Portfolios, as a percentage of the Portfolio's average net assets for the fiscal year ending December 31, 2008. The table shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select. More detail concerning each Acquired Portfolio's fees and expenses is contained in the Portfolio's prospectus and in the notes following the table. (Expenses shown do not include Separate Account fees and other Contract charges described in the annuity prospectus.)

                                                            ACQUIRED
                                                            FUND FEES      TOTAL         CONTRACTUAL
                        MANAGEMENT     12b-1     OTHER         AND       OPERATING         EXPENSE       NET OPERATING
 ACQUIRED PORTFOLIO       FEES         FEES     EXPENSES    EXPENSES    EXPENSES(1)    REIMBURSEMENT(2)     EXPENSES
---------------------  -----------    ------    --------    ---------   ----------     ---------------   --------------
CLASSIC VALUE(3)
Series II                  0.79%       0.25%      0.15%       0.00%         1.19%           0.00%             1.19%
CORE EQUITY(3,4,5)
Series II                  0.78%       0.25%      0.11%       0.00%         1.14%           0.00%             1.14%
INCOME & VALUE(3,4)
Series I                   0.80%       0.05%      0.06%       0.00%         0.91%           0.00%             0.91%
Series II                  0.80%       0.25%      0.06%       0.00%         1.11%           0.00%             1.11%
MID CAP VALUE(3)
Series I                   0.86%       0.05%      0.06%       0.00%         0.97%           0.00%             0.97%
Series II                  0.86%       0.25%      0.06%       0.00%         1.17%           0.00%             1.17%
SMALL COMPANY(3,4,6)
Series II                  1.05%       0.25%      0.39%       0.00%         1.69%           0.00%             1.69%
U.S. LARGE CAP(3)
Series I                   0.82%       0.05%      0.06%       0.00%         0.93%           0.00%             0.93%
Series II                  0.82%       0.25%      0.06%       0.00%         1.13%           0.00%             1.13%

NOTES TO ACQUIRED PORTFOLIO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolios' prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust (the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement of waivers occurred.

(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain portfolios or otherwise reimburse the expenses of those portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(4) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.

(5) The Adviser has voluntarily agreed to reimburse expenses of the Portfolio that exceed 0.84% of the average annual net assets of the Portfolio. This reimbursement in not included in the expense table. Had this reimbursement been included the expense ratio would have been lower. Expenses includes all expenses of the Portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course or business. This reimbursement may be terminated at any time.

(6) The Adviser has voluntarily agreed to reimburse expenses of the Portfolio that exceed 1.36% of the average annual net assets of the Portfolio. This reimbursement in not included in the expense table. Had this reimbursement been included the expense ratio would have been lower. Expenses includes all expenses of the Portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course or business. This reimbursement may be terminated at any time.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                 MINIMUM     MAXIMUM
--------------------------------------------------------------------     ---------   ----------
Range of expenses that are deducted from Portfolio assets, including
management fees, Rule 12b-1 fees and other expenses                        0.75%       1.69%

Information about the Acquired Portfolios' Managers and Investment Objectives

We supplement the annuity prospectus to provide a general description about the Acquired Portfolios' managers and investment objectives. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in a Portfolio in the prospectus for that Portfolio. The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

                               JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER FUND

 Income & Value Trust   Seeks to provide high total return (including income and
                        capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation
                        Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

 U.S. Large Cap Trust   Seeks to make the shareholders' investments grow and to
                        provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance
                        Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

DAVIS SELECTED
ADVISERS, L.P.

 Core Equity Trust      Seeks growth of capital. To do this, the Portfolio
                        invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

                               JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

T. ROWE PRICE ASSOCIATES, INC.

 Classic Value Trust    Seeks substantial dividend income and also long-term
                        capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above average dividends.

 Mid Cap Value Trust    Seek long-term capital appreciation. To do this, the
                        Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S.
                        companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

 Small Company Trust    Seeks long-term growth of capital. To do this, the
                        Portfolio invests at least 80% of its net assets in companies with small market capitalizations.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF VARIABLE INVESTMENT OPTIONS AND MODEL ALLOCATIONS AT ANY TIME.

You bear the investment risk of any Acquired Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE ACQUIRED PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE ACQUIRED PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

0509     333-71072     333-138846
         333-70728     033-79112
         333-70730     033-46217
         333-70850     333-83558
         333-71074     333-61283
         333-70864

                                                    Prospectus dated May 1, 2009



                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES



                         Venture III(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS



This Prospectus describes interests in VENTURE III(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III(R) Variable Annuity Contract for the name of your issuing Company. Effective April 3, 2009, the Contracts are no longer offered for sale.



Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.



JOHN HANCOCK TRUST
500 Index Trust(1)
Active Bond Trust(1)
All Cap Core Trust(1)
All Cap Growth Trust(1)
All Cap Value Trust(1)
American Asset Allocation Trust(2)
American Blue Chip Income & Growth Trust(1)
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust(3)
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Trust
Core Allocation Plus Trust
Core Balanced Trust
Core Bond Trust(1)
Core Disciplined Diversification
Core Fundamental Holdings
Core Global Diversification
Core Strategy Trust(4)
Disciplined Diversification Trust
Emerging Small Company Trust(1)
Equity-Income Trust(5)
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust(6)
Global Trust(1)
Global Allocation Trust
Global Bond Trust
Health Sciences Trust
High Income Trust
High Yield Trust
International Core Trust
International Equity Index Trust A(1)
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Large Cap Trust(1)
Large Cap Value Trust(1)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust(1)
Mid Cap Intersection Trust
Mid Cap Stock Trust
Mid Value Trust(1, 7)
Money Market Trust
Natural Resources Trust
Optimized All Cap Trust(1)
Optimized Value Trust(1)
Pacific Rim Trust
Real Estate Securities Trust
Real Return Bond Trust(1)
Science & Technology Trust
Small Cap Growth Trust(8)
Small Cap Index Trust(1)
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust(9)
Strategic Bond Trust
Strategic Income Trust(1)
Total Return Trust
Total Stock Market Index Trust(1)
U.S. Government Securities Trust
U.S. High Yield Bond Trust(1)
Utilities Trust(1)
Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC.(10)
BlackRock Basic Value V. I. Fund
BlackRock Value Opportunities V. I. Fund
BlackRock Global Allocation V. I. Fund
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio



(1)  Not available with Venture III(R) Contracts issued on or after May 1, 2006.



(2)  Successor to "Income & Value Trust."



(3)  Successor to "U.S. Large Cap Trust."



(4)  Formerly "Index Allocation Trust."



(5)  Successor to "Classic Value Trust."



(6)  Successor to "Core Equity Trust" and "U.S. Core Trust."



(7)  Successor to "Mid Cap Value Trust."



(8)  Successor to "Emerging Growth Trust," and "Small Cap Trust."



(9)  Successor to "Small Company Trust."



(10) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.






CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS.............................................      1
II. OVERVIEW.............................................................      5
III. FEE TABLES..........................................................      9
   EXAMPLES..............................................................     11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS............................................................     20
   THE COMPANIES.........................................................     20
   THE SEPARATE ACCOUNTS.................................................     20
   THE PORTFOLIOS........................................................     21
   VOTING INTEREST.......................................................     34
V. DESCRIPTION OF THE CONTRACT...........................................     35
   ELIGIBLE PLANS........................................................     35
      Eligibility Restrictions...........................................     35
   ACCUMULATION PERIOD PROVISIONS........................................     35
      Purchase Payments..................................................     35
      Accumulation Units.................................................     36
      Value of Accumulation Units........................................     36
      Net Investment Factor..............................................     37
      Transfers Among Investment Options.................................     37
      Maximum Number of Investment Options...............................     38
      Telephone and Electronic Transactions..............................     38
      Special Transfer Services - Dollar Cost Averaging Program..........     38
      Special Transfer Services -Asset Rebalancing Program...............     39
      Withdrawals........................................................     39
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals.....................................................     40
      Special Withdrawal Services - The Income Plan......................     40
      Special Withdrawal Services - The Income Made Easy Program.........     41
      Optional Guaranteed Minimum Withdrawal Benefits....................     41
      Death Benefit During the Accumulation Period.......................     41
      Optional Enhanced Death Benefits...................................     43
   PAY-OUT PERIOD PROVISIONS.............................................     43
      General............................................................     43
      Annuity Options....................................................     44
      Determination of Amount of the First Variable Annuity Payment......     47
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments........................................................     47
      Transfers During Pay-out Period....................................     48
      Death Benefit During Pay-out Period................................     48
      Optional Guaranteed Minimum Income Benefits........................     48
   OTHER CONTRACT PROVISIONS.............................................     48
      Right to Review....................................................     48
      Ownership..........................................................     49
      Annuitant..........................................................     49
      Beneficiary........................................................     50
      Spouse.............................................................     50
      Modification.......................................................     50
      Our Approval.......................................................     50
      Misstatement and Proof of Age, Sex or Survival.....................     50
   FIXED INVESTMENT OPTIONS..............................................     50
VI. CHARGES AND DEDUCTIONS...............................................     52
   WITHDRAWAL CHARGES....................................................     52
   ASSET-BASED CHARGES...................................................     53
      Daily Administration Fee...........................................     53
      Distribution Fee...................................................     53
      Mortality and Expense Risks Fee....................................     53
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS....................     54
   PREMIUM TAXES.........................................................     55
VII. FEDERAL TAX MATTERS.................................................     56
   INTRODUCTION..........................................................     56
   OUR TAX STATUS........................................................     56
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS..........................     56
   NONQUALIFIED CONTRACTS................................................     57
      Undistributed Gains................................................     57
      Taxation of Annuity Payments.......................................     57
      Surrenders, Withdrawals and Death Benefits.........................     57
      Taxation of Death Benefit Proceeds.................................     57
      Penalty Tax on Premature Distributions.............................     58
      Puerto Rico Nonqualified Contracts.................................     58
      Diversification Requirements.......................................     58
      Exchanges of Annuity Contracts.....................................     59
   QUALIFIED CONTRACTS...................................................     59
      Required Minimum Distributions.....................................     60
      Penalty Tax on Premature Distributions.............................     61
      Rollovers and Transfers............................................     61
      Section 403(b) Qualified Plans.....................................     62
      Loans..............................................................     63
      Puerto Rico Contracts Issued to Fund Retirement Plans..............     63
VIII. GENERAL MATTERS....................................................     64
   ASSET ALLOCATION SERVICES.............................................     64
   DISTRIBUTION OF CONTRACTS.............................................     64
      Standard Compensation..............................................     64
      Revenue Sharing and Additional Compensation........................     64
      Differential Compensation..........................................     65
   CONFIRMATION STATEMENTS...............................................     65
   REINSURANCE ARRANGEMENTS..............................................     65
   STATEMENTS OF ADDITIONAL INFORMATION..................................     66
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.................    A-1
APPENDIX B: QUALIFIED PLAN TYPES.........................................    B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.............................    C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS..............    D-1
   GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS    D-1
   FEATURES OF INCOME PLUS FOR LIFE 12.08
   SERIES................................................................   D-10
   FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES....   D-16
   FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES
      RIDERS ............................................................   D-24
   FEATURES OF PRINCIPAL RETURNS.........................................   D-40
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS..................    E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS........................................................    F-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES...............................    U-1

                          I. Glossary of Special Terms





The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.




CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider .






STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination fixed and variable annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.


This Prospectus describes Contracts purchased before April 4, 2009. For these purposes, "purchase" means that you completed an application and we received it before April 4, 2009. In certain instances, your Contract may have a Contract Date after this date.



We do not authorize this Prospectus for use in connection with the purchase of a new Venture III(R) Variable Annuity Contract on or after April 4, 2009.





WHO ISSUED MY CONTRACT?


Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.


WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to pay an initial Purchase Payment of at least $10,000 to purchase a Contract. Each Additional Purchase Payment must be at least $30. Generally, you may make Additional Purchase Payments at any time.

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment

Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than to Portfolios with balanced and diversified investment strategies) should not be considered a diversified investment strategy (see "Portfolio Investment Objectives and Strategies" beginning on page 22). In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.


FIXED INVESTMENT OPTIONS. Currently, we currently do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased:

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits

     -    Guaranteed Earnings Multiplier Death Benefit;


     -    Triple Protection Death Benefit; and



     -    Annual Step-Up Death Benefit.


Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


     -    Income Plus For Life 12.08;*



     -    Income Plus For Life - Joint Life 12.08;*



     -    Income Plus For Life (Quarterly Step-Up Review);*



     -    Income Plus For Life - Joint Life (Quarterly Step-Up Review);*



     -    Income Plus For Life (Annual Step-Up Review); *



     -    Income Plus For Life - Joint Life (Annual Step-Up Review);*


     -    Principal Plus;

     -    Principal Plus for Life;


     -    Principal Plus for Life Plus Automatic Annual Step-Up;


     -    Principal Plus for Life Plus Spousal Protection; and

     -    Principal Returns.


Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



     -    Income Plus For Life 5.09;*



     -    Income Plus For Life - Joint Life 5.09.*



* We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all eight Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For Life - Joint Life 12.08; Income Plus For Life 5.09; and Income Plus For Life - Joint Life 5.09.



If you elected to purchase any of these guaranteed minimum withdrawal benefit ("GMWB") Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.


Appendix E: Optional Guaranteed Minimum Income Benefits

     -    Guaranteed Retirement Income Program - offered by John Hancock USA

     -    Guaranteed Retirement Income Program - offered by John Hancock New
          York


CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible to purchase or exchange one of our GMWB Riders. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you made or on any earnings under the Contract.


IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.


WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                III. Fee Tables


The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture III(R) Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)


MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
   First Year                               6%
   Second Year                              5%
   Third Year                               4%
   Thereafter                               0%

TRANSFER FEE(3)                           $25
 Maximum Fee                              $ 0
 Current Fee



(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (See "VI. Charges and Deductions - Premium Taxes").


(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.


THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.


            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES


                                                       JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
                                                       ----------------   ---------------------
ANNUAL CONTRACT FEE                                      $         0          $          0
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
Mortality and Expense Risks Fee                                  1.25%                1.25%
Distribution Fee                                                 0.25%                0.25%
Administration Fee- asset based                                  0.15%                0.15%
                                                         -------------         -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(1)                        1.65%                1.65%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee(2)                     0.20%                0.20%
Optional Guaranteed Earnings Multiplier Benefit Fee              0.20%         not offered
                                                         -------------         -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                           2.05%                1.85%
(With Annual Step Death Benefit and Guaranteed
   Earnings Multiplier fee reflected, as applicable)

FEES DEDUCTED FROM CONTRACT VALUE
OPTIONAL GUARANTEED MINIMUM INCOME PROGRAMS(1)
(as a percentage of Income Base)
   Guaranteed Retirement Income Program I                 not offered                 0.30%
   Guaranteed Retirement Income Program II                       0.45%                0.45%
   Guaranteed Retirement Income Program III                      0.50%         not offered

OPTIONAL TRIPLE PROTECTION DEATH BENEFIT(2)                      0.50%         not offered
(as a percentage of Triple Protection Death Benefit)






(1) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus. Availability varied by state and when you purchased your Contract. See Appendix E for availability.



(2) Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.



Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)



                            INCOME                                       INCOME
                             PLUS          INCOME                         PLUS          INCOME
                          FOR LIFE -        PLUS          INCOME       FOR LIFE -        PLUS
                           JOINT LIFE     FOR LIFE         PLUS        JOINT LIFE     FOR LIFE -       INCOME
               INCOME       (ANNUAL      (QUARTERLY      FOR LIFE      (QUARTERLY     JOINT LIFE        PLUS          INCOME
                PLUS        STEP-UP        STEP-UP      (QUARTERLY       STEP-UP      (QUARTERLY      FOR LIFE         PLUS
              FOR LIFE      REVIEW)        REVIEW)        STEP-UP        REVIEW)        STEP-UP         12.08        FOR LIFE
               (ANNUAL       (not          (issued        REVIEW)        (issued        REVIEW)        (issued         12.08
               STEP-UP   available in      outside      (issued in       outside      (issued in       outside      (issued in
             REVIEW)(1)  New York) (1)  New York) (1)  New York) (1)  New York) (1)  New York) (1)  New York) (1)  New York) (1)
             ----------  -------------  -------------  -------------  -------------  -------------  -------------  -------------
Maximum Fee     1.20%        1.20%          1.20%          1.20%          1.20%          1.20%          1.20%          1.20%
Current Fee     0.60%        0.60%          0.75%          0.70%          0.75%          0.70%          0.85%          0.80%



                INCOME
               PLUS FOR      INCOME
                LIFE -      PLUS FOR
                 JOINT       LIFE -      PRINCIPAL
              LIFE 12.08      JOINT      PLUS FOR      PRINCIPAL
               (issued     LIFE 12.08    LIFE PLUS      PLUS FOR
                outside    (issued in    AUTOMATIC     LIFE PLUS     PRINCIPAL
               New York)    New York)     ANNUAL        SPOUSAL       PLUS FOR   PRINCIPAL    PRINCIPAL
                 (1)          (1)       STEP-UP(2)   PROTECTION(3)    LIFE(4)     PLUS(5)    RETURNS(6)
              ----------   ----------   ----------   -------------   ---------   ---------   ----------
Maximum Fee      1.20%        1.20%        1.20%         1.20%         0.75%       0.75%        0.95%
Current Fee      0.85%        0.80%        0.70%         0.65%         0.40%       0.30%        0.50%



(1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.



(2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.



(3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


Total Annual Portfolio Operating Expenses                    Minimum(1)   Maximum
----------------------------------------------------------   ----------   -------
Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other
expenses for Contracts issued on and after May 13, 2002         0.74%      1.62%

Range of expenses that are deducted from Portfolio assets,
including management fees, Rule 12b-1 fees, and other
expenses for Contracts issued prior to May 13, 2002             0.54%      1.62%


(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.


JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED AFTER MAY 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after January 17, 2008 with the Annual Step Death Benefit and Income Plus for Life optional Riders. Example 2 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-up optional Riders. Example 3 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. The examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Example 1. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                 $1,024    $1,818    $2,461    $5,118
If you  annuitize,  or do not surrender the Contract at
the end of the applicable time period:                       $  475    $1,451    $2,461    $5,118


Example 2. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                 $1,021    $1,804    $2,427    $5,000

If you  annuitize,  or do not surrender the Contract at
the end of the applicable time period:                       $  472    $1,437    $2,427    $5,000


Example 3. Maximum Fund operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $974     $1,665    $2,186    $4,512
If you  annuitize,  or do not surrender the Contract at
the end of the  applicable time period:                       $425     $1,294    $2,186    $4,512



JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED PRIOR TO MAY 1, 2006. Example 4 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 5 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 4. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $995     $1,728    $2,292    $4,705
If you  annuitize, or do not surrender the Contract at
the end of the  applicable time period:                       $448     $1,360    $2,292    $4,705


Example 5. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $969     $1,651    $2,161    $4,458
If you  annuitize, or do not surrender the Contract at
the end of the applicable time period:                        $422     $1,281    $2,161    $4,458



JOHN HANCOCK USA VENTURE III(R) CONTRACTS WITH NO OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Example 6. Minimum Portfolio operating expenses - John Hancock USA Contract with no optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $798     $1,138    $1,278    $2,724
If you  annuitize, or do not surrender the Contract at
the end of the  applicable time period:                       $243     $  747    $1,278    $2,724



JOHN HANCOCK USA VENTURE III(R) CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK TRUST. The next two examples apply to Venture III(R) Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 7 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Example 7. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-issued optional Riders

                          (issued before May 13, 2002)


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $964     $1,638    $2,142    $4,434
If you  annuitize, or do not surrender the Contract at
the end of the  applicable time period:                       $417     $1,268    $2,142    $4,434


The eighth example also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 8. Minimum Fund operating expenses - John Hancock USA Contract with no optional Riders

                          (issued before May 13, 2002)

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $778     $1,078    $1,172    $2,513
If you  annuitize, or do not surrender the Contract at
the end of the  applicable time period:                       $222     $  684    $1,172    $2,513


JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH OPTIONAL BENEFITS. Example 9 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Income Plus for Life optional Riders. Example 10 assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-up optional Riders. These examples also assume that your investment has a 5% return each year and assume the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Example 9. Maximum Portfolio operating expenses - John Hancock New York Contract with optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                 $1,024    $1,818    $2,461    $5,118
If you  annuitize,  or do not surrender the Contract at
the end of the  applicable time period:                       $ 475    $1,451    $2,461    $5,118


Example 10. Maximum Portfolio operating expenses - John Hancock New York Contract with optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                 $1,021    $1,804    $2,427    $5,000
If you  annuitize,  or do not surrender the Contract at
the end of the  applicable time period:                      $  472    $1,437    $2,427    $5,000



JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH PREVIOUSLY-OFFERED OPTIONAL BENEFITS. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Example 11. Maximum Portfolio operating expenses - John Hancock New York Contract with previously-offered optional Riders


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $932     $1,542    $1,978    $4,133
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                            $382     $1,167    $1,978    $4,133



JOHN HANCOCK NEW YORK VENTURE III(R) CONTRACTS WITH NO OPTIONAL BENEFITS The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


Example 12. Minimum Portfolio operating expenses - John Hancock New York Contract with no optional Riders

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
time period:                                                  $797     $1,135    $1,273    $2,714
If you  annuitize,  or do not surrender the Contract at
the end of the  applicable time period:                       $242     $  744    $1,273    $2,714


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002.


Not all funds are available for all versions of the Contracts. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider

      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


                                                                                             TOTAL
                                                                                ACQUIRED     ANNUAL
                                                     DISTRIBUTION              PORTFOLIO   OPERATING      CONTRACTUAL        NET
                                        MANAGEMENT    AND SERVICE     OTHER     FEES AND    EXPENSES        EXPENSE       OPERATING
PORTFOLIO/SERIES                            FEE      (12B-1) FEES   EXPENSES    EXPENSES      (1)      REIMBURSEMENT(2)    EXPENSES
----------------                        ----------   ------------   --------   ---------   ---------   ----------------   ---------
500 INDEX(3,4)
Series I                                   0.46%         0.05%        0.03%      0.00%       0.54%           0.00%           0.54%
Series II                                  0.46%         0.25%        0.03%      0.00%       0.74%           0.00%          0.74%
ACTIVE BOND(3)
Series I                                   0.60%         0.05%        0.04%      0.00%       0.69%           0.00%          0.69%
Series II                                  0.60%         0.25%        0.04%      0.00%       0.89%           0.00%          0.89%

                                                                                             TOTAL
                                                                                ACQUIRED     ANNUAL
                                                     DISTRIBUTION              PORTFOLIO   OPERATING      CONTRACTUAL        NET
                                        MANAGEMENT    AND SERVICE     OTHER     FEES AND    EXPENSES        EXPENSE       OPERATING
PORTFOLIO/SERIES                            FEE      (12B-1) FEES   EXPENSES    EXPENSES      (1)      REIMBURSEMENT(2)    EXPENSES
----------------                        ----------   ------------   --------   ---------   ---------   ----------------   ---------
ALL CAP CORE(3)
Series I                                   0.77%         0.05%        0.05%      0.00%       0.87%           0.00%          0.87%
Series II                                  0.77%         0.25%        0.05%      0.00%       1.07%           0.00%          1.07%
ALL CAP GROWTH(3)
Series I                                   0.85%         0.05%        0.10%      0.00%       1.00%           0.00%          1.00%
Series II                                  0.85%         0.25%        0.10%      0.00%       1.20%           0.00%          1.20%
ALL CAP VALUE(3)
Series I                                   0.85%         0.05%        0.09%      0.00%       0.99%           0.00%          0.99%
Series II                                  0.85%         0.25%        0.09%      0.00%       1.19%           0.00%          1.19%
AMERICAN FUNDAMENTAL HOLDINGS(5, 6)
Series II                                  0.05%         0.75%        0.04%      0.40%       1.24%          -0.05%          1.19%
AMERICAN GLOBAL DIVERSIFICATION(5, 6)
Series II                                  0.05%         0.75%        0.04%      0.63%       1.47%          -0.05%          1.42%
BLUE CHIP GROWTH(3, 7)
Series I                                   0.81%         0.05%        0.04%      0.00%       0.90%           0.00%          0.90%
Series II                                  0.81%         0.25%        0.04%      0.00%       1.10%           0.00%          1.10%
CAPITAL APPRECIATION(3)
Series I                                   0.72%         0.05%        0.04%      0.00%       0.81%           0.00%          0.81%
Series II                                  0.72%         0.25%        0.04%      0.00%       1.01%           0.00%          1.01%
CAPITAL APPRECIATION VALUE(3, 7, 8)
Series II                                  0.95%         0.25%        0.15%      0.00%       1.35%           0.00%          1.35%
CORE ALLOCATION(5, 9)
Series II                                  0.05%         0.25%        0.07%      0.85%       1.22%          -0.05%          1.17%
CORE ALLOCATION PLUS(3, 8)
Series II                                  0.92%         0.25%        0.22%      0.00%       1.39%           0.00%          1.39%
CORE BALANCED(5, 9)
Series II                                  0.05%         0.25%        0.07%      0.79%       1.16%          -0.05%          1.11%
CORE BOND(3, 8)
Series II                                  0.64%         0.25%        0.07%      0.00%       0.96%           0.00%          0.96%
CORE DISCIPLINED
   DIVERSIFICATION(5, 9)
Series II                                  0.05%         0.25%        0.07%      0.63%       1.00%          -0.05%          0.95%
CORE FUNDAMENTAL HOLDINGS(5, 9)
Series II                                  0.05%         0.55%        0.05%      0.41%       1.06%          -0.05%          1.01%
CORE GLOBAL DIVERSIFICATION(5, 9)
Series II                                  0.05%         0.55%        0.05%      0.42%       1.07%          -0.05%          1.02%
CORE STRATEGY(10)
Series II                                  0.05%         0.25%        0.05%      0.52%       0.87%          -0.08%          0.79%
DISCIPLINED DIVERSIFICATION(3, 11)
Series II                                  0.80%         0.25%        0.19%      0.00%       1.24%          -0.29%          0.95%
EMERGING SMALL COMPANY(3)
Series I                                   0.97%         0.05%        0.08%      0.00%       1.10%           0.00%          1.10%
Series II                                  0.97%         0.25%        0.08%      0.00%       1.30%           0.00%          1.30%
EQUITY-INCOME(3, 7)
Series I                                   0.81%         0.05%        0.05%      0.00%       0.91%           0.00%          0.91%
Series II                                  0.81%         0.25%        0.05%      0.00%       1.11%           0.00%          1.11%
FINANCIAL SERVICES(3)
Series I                                   0.82%         0.05%        0.08%      0.00%       0.95%           0.00%          0.95%
Series II                                  0.82%         0.25%        0.08%      0.00%       1.15%           0.00%          1.15%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(12)
Series II                                  0.04%         0.25%        0.04%      0.83%       1.16%          -0.05%          1.11%
FUNDAMENTAL VALUE(3)
Series I                                   0.76%         0.05%        0.05%      0.00%       0.86%           0.00%          0.86%
Series II                                  0.76%         0.25%        0.05%      0.00%       1.06%           0.00%          1.06%
GLOBAL(3, 8, 13, 14)
Series I                                   0.81%         0.05%        0.11%      0.00%       0.97%          -0.01%          0.96%
Series II                                  0.81%         0.25%        0.11%      0.00%       1.17%          -0.01%          1.16%
GLOBAL ALLOCATION(3, 8)
Series I                                   0.85%         0.05%        0.10%      0.05%       1.05%           0.00%          1.05%
Series II                                  0.85%         0.25%        0.10%      0.05%       1.25%           0.00%          1.25%

                                                                                             TOTAL
                                                                                ACQUIRED     ANNUAL
                                                     DISTRIBUTION              PORTFOLIO   OPERATING      CONTRACTUAL        NET
                                        MANAGEMENT    AND SERVICE     OTHER     FEES AND    EXPENSES       EXPENSES       OPERATING
PORTFOLIO/SERIES                            FEE      (12B-1) FEES   EXPENSES    EXPENSES      (1)      REIMBURSEMENT(2)    EXPENSES
----------------                        ----------   ------------   --------   ---------   ---------   ----------------   ---------
GLOBAL BOND(3, 8)
Series I                                   0.70%         0.05%        0.10%      0.00%       0.85%           0.00%          0.85%
Series II                                  0.70%         0.25%        0.10%      0.00%       1.05%           0.00%          1.05%
HEALTH SCIENCES(3, 7, 8)
Series I                                   1.05%         0.05%        0.08%      0.00%       1.18%           0.00%          1.18%
Series II                                  1.05%         0.25%        0.08%      0.00%       1.38%           0.00%          1.38%
HIGH INCOME(3)
Series II                                  0.67%         0.25%        0.07%      0.00%       0.99%           0.00%          0.99%
HIGH YIELD(3)
Series I                                   0.66%         0.05%        0.06%      0.00%       0.77%           0.00%          0.77%
Series II                                  0.66%         0.25%        0.06%      0.00%       0.97%           0.00%          0.97%
INTERNATIONAL CORE(3, 8)
Series I                                   0.89%         0.05%        0.14%      0.00%       1.08%           0.00%          1.08%
Series II                                  0.89%         0.25%        0.14%      0.00%       1.28%           0.00%          1.28%
INTERNATIONAL EQUITY
   INDEX A(3, 4, 15)
Series I                                   0.53%         0.05%        0.05%      0.00%       0.63%           0.00%          0.63%
Series II                                  0.53%         0.25%        0.05%      0.00%       0.83%           0.00%          0.83%
INTERNATIONAL OPPORTUNITIES(3, 8)
Series II                                  0.87%         0.25%        0.13%      0.00%       1.25%           0.00%          1.25%
INTERNATIONAL SMALL CAP(3, 8)
Series I                                   0.94%         0.05%        0.16%      0.00%       1.15%           0.00%          1.15%
Series II                                  0.94%         0.25%        0.16%      0.00%       1.35%           0.00%          1.35%
INTERNATIONAL VALUE(3, 8, 13)
Series I                                   0.81%         0.05%        0.14%      0.00%       1.00%          -0.02%          0.98%
Series II                                  0.81%         0.25%        0.14%      0.00%       1.20%          -0.02%          1.18%
INVESTMENT QUALITY BOND(3)
Series I                                   0.59%         0.05%        0.09%      0.00%       0.73%           0.00%          0.73%
Series II                                  0.59%         0.25%        0.09%      0.00%       0.93%           0.00%          0.93%
LARGE CAP(3)
Series I                                   0.72%         0.05%        0.03%      0.00%       0.80%           0.00%          0.80%
Series II                                  0.72%         0.25%        0.03%      0.00%       1.00%           0.00%          1.00%
LARGE CAP VALUE(3)
Series II                                  0.81%         0.25%        0.05%      0.00%       1.11%           0.00%          1.11%
LIFESTYLE AGGRESSIVE(16)
Series I                                   0.04%         0.05%        0.04%      0.86%       0.99%           0.00%          0.99%
Series II                                  0.04%         0.25%        0.04%      0.86%       1.19%           0.00%          1.19%
LIFESTYLE BALANCED(16)
Series I                                   0.04%         0.05%        0.03%      0.76%       0.88%           0.00%          0.88%
Series II                                  0.04%         0.25%        0.03%      0.76%       1.08%           0.00%          1.08%
LIFESTYLE CONSERVATIVE(16)
Series I                                   0.04%         0.05%        0.03%      0.71%       0.83%           0.00%          0.83%
Series II                                  0.04%         0.25%        0.03%      0.71%       1.03%           0.00%          1.03%
LIFESTYLE GROWTH(16)
Series I                                   0.04%         0.05%        0.03%      0.76%       0.88%           0.00%          0.88%
Series II                                  0.04%         0.25%        0.03%      0.76%       1.08%           0.00%          1.08%
LIFESTYLE MODERATE(16)
Series I                                   0.04%         0.05%        0.03%      0.74%       0.86%           0.00%          0.86%
Series II                                  0.04%         0.25%        0.03%      0.74%       1.06%           0.00%          1.06%
MID CAP INDEX(3, 4)
Series I                                   0.47%         0.05%        0.03%      0.00%       0.55%           0.00%          0.55%
Series II                                  0.47%         0.25%        0.03%      0.00%       0.75%           0.00%          0.75%
MID CAP INTERSECTION(3)
Series II                                  0.87%         0.25%        0.06%      0.00%       1.18%           0.00%          1.18%
MID CAP STOCK(3)
Series I                                   0.84%         0.05%        0.05%      0.00%       0.94%           0.00%          0.94%
Series II                                  0.84%         0.25%        0.05%      0.00%       1.14%           0.00%          1.14%
MID VALUE(3,7)
Series I                                   0.98%         0.05%        0.10%      0.00%       1.13%           0.00%          1.13%
Series II                                  0.98%         0.25%        0.10%      0.00%       1.33%           0.00%          1.33%
MONEY MARKET(3)
Series I                                   0.47%         0.05%        0.06%      0.00%       0.58%           0.00%          0.58%
Series II                                  0.47%         0.25%        0.06%      0.00%       0.78%           0.00%          0.78%

                                                                                             TOTAL
                                                                                ACQUIRED     ANNUAL
                                                     DISTRIBUTION              PORTFOLIO   OPERATING      CONTRACTUAL        NET
                                        MANAGEMENT    AND SERVICE     OTHER     FEES AND    EXPENSES        EXPENSE       OPERATING
PORTFOLIO/SERIES                            FEE      (12B-1) FEES   EXPENSES    EXPENSES      (1)      REIMBURSEMENT(2)    EXPENSES
----------------                        ----------   ------------   --------   ---------   ---------   ----------------   ---------
NATURAL RESOURCES(3)
Series II                                  1.00%         0.25%        0.08%      0.00%       1.33%           0.00%          1.33%
OPTIMIZED ALL CAP(3)
Series II                                  0.68%         0.25%        0.06%      0.00%       0.99%           0.00%          0.99%
OPTIMIZED VALUE(3)
Series II                                  0.65%         0.25%        0.05%      0.00%       0.95%           0.00%          0.95%
PACIFIC RIM(3, 8)
Series I                                   0.80%         0.05%        0.25%      0.00%       1.10%           0.00%          1.10%
Series II                                  0.80%         0.25%        0.25%      0.00%       1.30%           0.00%          1.30%
REAL ESTATE SECURITIES(3)
Series I                                   0.70%         0.05%        0.05%      0.00%       0.80%           0.00%          0.80%
Series II                                  0.70%         0.25%        0.05%      0.00%       1.00%           0.00%          1.00%
REAL RETURN BOND(3, 8, 17)
Series II                                  0.68%         0.25%        0.06%      0.00%       0.99%           0.00%          0.99%
SCIENCE AND TECHNOLOGY(3, 7, 8)
Series I                                   1.05%         0.05%        0.07%      0.00%       1.17%           0.00%          1.17%
Series II                                  1.05%         0.25%        0.07%      0.00%       1.37%           0.00%          1.37%
SMALL CAP GROWTH(3)
Series I                                   1.06%         0.05%        0.08%      0.00%       1.19%           0.00%          1.19%
Series II                                  1.06%         0.25%        0.08%      0.00%       1.39%           0.00%          1.39%
SMALL CAP INDEX(3, 4)
Series I                                   0.49%         0.05%        0.04%      0.00%       0.58%           0.00%          0.58%
Series II                                  0.49%         0.25%        0.04%      0.00%       0.78%           0.00%          0.78%
SMALL CAP OPPORTUNITIES(3, 18)
Series I                                   1.00%         0.05%        0.06%      0.00%       1.11%           0.00%          1.11%
Series II                                  1.00%         0.25%        0.06%      0.00%       1.31%           0.00%          1.31%
SMALL CAP VALUE(3)
Series II                                  1.06%         0.25%        0.06%      0.00%       1.37%           0.00%          1.37%
SMALL COMPANY VALUE(3, 7)
Series I                                   1.02%         0.05%        0.06%      0.00%       1.13%           0.00%          1.13%
Series II                                  1.02%         0.25%        0.06%      0.00%       1.33%           0.00%          1.33%
STRATEGIC BOND(3, 8)
Series I                                   0.67%         0.05%        0.06%      0.00%       0.78%           0.00%          0.78%
Series II                                  0.67%         0.25%        0.06%      0.00%       0.98%           0.00%          0.98%
STRATEGIC INCOME(3)
Series II                                  0.69%         0.25%        0.08%      0.00%       1.02%           0.00%          1.02%
TOTAL RETURN(3, 17)
Series I                                   0.69%         0.05%        0.06%      0.00%       0.80%           0.00%          0.80%
Series II                                  0.69%         0.25%        0.06%      0.00%       1.00%           0.00%          1.00%
TOTAL STOCK MARKET INDEX(3, 4)
Series I                                   0.49%         0.05%        0.04%      0.00%       0.58%           0.00%          0.58%
Series II                                  0.49%         0.25%        0.04%      0.00%       0.78%           0.00%          0.78%
U.S. GOVERNMENT SECURITIES(3)
Series I                                   0.61%         0.05%        0.09%      0.00%       0.75%           0.00%          0.75%
Series II                                  0.61%         0.25%        0.09%      0.00%       0.95%           0.00%          0.95%
U.S. HIGH YIELD BOND(3)
Series II                                  0.73%         0.25%        0.06%      0.00%       1.04%           0.00%          1.04%
UTILITIES(3, 8)
Series I                                   0.83%         0.05%        0.10%      0.00%       0.98%           0.00%          0.98%
Series II                                  0.83%         0.25%        0.10%      0.00%       1.18%           0.00%          1.18%
VALUE(3)
Series I                                   0.74%         0.05%        0.06%      0.00%       0.85%           0.00%          0.85%
Series II                                  0.74%         0.25%        0.06%      0.00%       1.05%           0.00%          1.05%

                                                                               ACQUIRED      TOTAL
                                                     DISTRIBUTION              PORTFOLIO   OPERATING    CONTRACTUAL       NET
                                        MANAGEMENT    AND SERVICE     OTHER     FEES AND    EXPENSES      EXPENSE      OPERATING
PORTFOLIO/SERIES                            FEE      (12B-1) FEES   EXPENSES    EXPENSES      (1)      REIMBURSEMENT    EXPENSES
----------------                        ----------   ------------   --------   ---------   ---------   -------------   ---------
BLACKROCK VARIABLE SERIES FUNDS, INC.
   (CLASS II) (19):
BlackRock Basic Value V.I. Fund          0.60%           0.15%      0.08%      0.00%       0.83%        0.00%            0.83%
BlackRock Global Allocation V.I.
   Fund(20, 21, 22)                      0.65%           0.15%      0.15%      0.03%       0.98%        0.00%            0.98%
PIMCO VARIABLE INSURANCE TRUST
   (CLASS M):
VIT All Asset Portfolio                  0.43%(23)       0.25%      0.20%(24)  0.76%(25)   1.64%(26)   -0.02%(27,28)     1.62%



                                                  FEEDER FUND                                          MASTER FUND
                      ------------------------------------------------------------------ ---------------------------------------
                                                                                                               TOTAL
                                                                                                              MASTER     TOTAL
                                                                                                               FUND     MASTER
                                                          TOTAL   CONTRACTUAL     NET                          AND     FUND AND
                                 DISTRIBUTION          OPERATING    EXPENSE    PORTFOLIO                      FEEDER  NET FEEDER
                      MANAGEMENT  AND SERVICE   OTHER  EXPENSES  REIMBURSEMENT OPERATING MANAGEMENT   OTHER    FUND      FUND
PORTFOLIO/SERIES         FEES    (12B-1) FEES EXPENSES    (1)         (2)       EXPENSES  FEES (29) EXPENSES EXPENSES  EXPENSES
----------------      ---------- ------------ -------- --------- ------------- --------- ---------- -------- -------- ----------
AMERICAN ASSET
   ALLOCATION(30)
Series II                0.00%       0.75%      0.04%    0.79%       -0.01%      0.78%      0.31%     0.01%    1.11%     1.10%
AMERICAN BLUE
   CHIP INCOME
   AND GROWTH
Series II                0.00%       0.75%      0.06%    0.81%        0.00%      0.81%      0.42%     0.01%    1.24%     1.24%
AMERICAN BOND
Series II                0.00%       0.75%      0.04%    0.79%        0.00%      0.79%      0.39%     0.01%    1.19%     1.19%
AMERICAN GLOBAL
   GROWTH(30)
Series II                0.00%       0.75%      0.06%    0.81%       -0.03%      0.78%      0.53%     0.02%    1.36%     1.33%
AMERICAN GLOBAL
   SMALL
   CAPITALIZATION(30)
Series II                0.00%       0.75%      0.11%    0.86%       -0.08%      0.78%      0.71%     0.03%    1.60%     1.52%
AMERICAN GROWTH
Series II                0.00%       0.75%      0.04%    0.79%        0.00%      0.79%      0.32%     0.01%    1.12%     1.12%
AMERICAN
   GROWTH-INCOME
Series II                0.00%       0.75%      0.04%    0.79%        0.00%      0.79%      0.27%     0.01%    1.07%     1.07%
AMERICAN
   HIGH-INCOME
   BOND(30)
Series II                0.00%       0.75%      0.21%    0.96%       -0.18%      0.78%      0.47%     0.01%    1.44%     1.26%
AMERICAN
   INTERNATIONAL
Series II                0.00%       0.75%      0.04%    0.79%        0.00%      0.79%      0.49%     0.03%    1.31%     1.31%
AMERICAN NEW WORLD
Series II                0.00%       0.75%      0.13%    0.88%       -0.10%      0.78%      0.76%     0.05%    1.69%     1.59%



FOOTNOTES TO EXPENSE TABLE:



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.



(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.



(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.



(4) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.



(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.



(8) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.



(9) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.



(10) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, fund brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the trust.



(12) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. Portfolio Expenses includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(13) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and (i) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(15) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(16) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.



(17) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(18) The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets.



(19) "Other Expenses" include Acquired Portfolio Fees and Expenses, which are less than 0.01%. BlackRock Advisors, LLC ("BlackRock") and Merrill Lunch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses) to 1.40% of average daily net assets until May 1, 2010. In addition, BlackRock may waive a portion of the Portfolio's management fee in connection with the Portfolio's investment in an affiliated money market fund.



(20) The Portfolio may invest in BlackRock Cayman Global Allocation V.I. Fund I, Ltd., its wholly owned subsidiary ("Subsidiary"). BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Portfolio pays BlackRock based on the Portfolio's assets, including the assets invested in the Subsidiary.



(21) The Subsidiary is newly organized and, accordingly, "Other Expenses" of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.



(22) The "Total Operating Expenses" does not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.



(23) "Management Fee" reflects an advisory fee and supervisory and administrative fee payable by the Portfolio to the adviser, Pacific Investment Management Company LLC ("PIMCO").



(24) "Other Expenses" reflect a service fee of 0.20%.



(25) Acquired Portfolio Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying PIMCO portfolios as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying PIMCO portfolio for the most recent fiscal year, please see the Portfolio's prospectus.



(26) The Total Annual Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights section of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying PIMCO portfolio expenses.

(27) PIMCO has contractually agreed, through May 1, 2010, for the All Asset Portfolio to reduce its advisory fee to the extent that the Acquired Portfolio Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in underlying PIMCO portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(28) The Expense Reduction, as described in footnote 27 above, is implemented based on a calculation of underlying PIMCO portfolio expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above and described in footnote 25. Please see the Portfolio's prospectus for additional information.



(29) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.



(30) The Adviser has contractually limited other fund level expenses to 0.03% until May 1, 2010. Other fund level expenses consist of operating expenses of the fund, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.





We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

   IV. General Information About Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts.



We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:



     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;



     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;



     -    various indices that are unmanaged; and



     - currently taxable and tax deferred investment programs, based on selected tax brackets.



Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.






When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.


THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The

Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.


For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company's other business.



We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS


When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:


     -    the John Hancock Trust; or

     - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

     - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.


Investment Management



The Portfolios' investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.


The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.


The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.


The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment sub-adviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides . None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies


You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS FEEDER FUNDS), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



BLACKROCK INVESTMENT MANAGEMENT, LLC
   Large Cap Value Trust                        Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of large cap U.S. companies with strong relative earnings growth, earnings quality and good relative valuation.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER
FUND
   American Asset Allocation Trust              Seeks to provide high total return (including income and
   (successor to Income & Value Trust)          capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American
                                                Funds Insurance Series Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity
                                                securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities
                                                maturing in one year or less).

   American Blue Chip Income and Growth Trust   Seeks to produce income exceeding the average yield on U.S.
                                                stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class 1
                                                shares of the master fund, the American Funds Insurance Series
                                                Blue Chip Income and Growth Fund, which invests primarily in common stocks of larger U.S.-based companies

   American Bond Trust                          Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in Class 1
                                                shares of the master fund, the American Funds Insurance Series
                                                Bond Fund, which normally invests at least 65% in
                                                investment-grade debt securities and up to 35% in lower rated debt securities.

   American Global Growth Trust                 Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1
                                                shares of the master fund, the American Funds Insurance Series
                                                Global Growth Fund, which invests primarily in common stocks of companies located around the world.

   American Global Small Capitalization Trust   Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series
                                                Global Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

   American Growth Trust                        Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth
                                                Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of
                                                capital.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER
FUND - CONTINUED
   American Growth-Income Trust                 Seeks to make the shareholders' investments grow and to
   (successor to U.S. Large Cap Trust)          provide the shareholder with income over time. To do this, the
                                                Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income
                                                Fund, which invests primarily in common stocks or other
                                                securities that demonstrate the potential for appreciation and/or dividends.

   American High-Income Bond Trust              Seeks to provide a high level of current income and,
                                                secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master
                                                fund, the American Funds Insurance Series High-Income Bond
                                                Fund, which invests at least 65% of its assets in higher
                                                yielding and generally lower quality debt securities.

   American International Trust                 Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series
                                                International Fund, which invests primarily in common stocks of companies located outside the United States.

   American New World Trust                     Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series
                                                New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing
                                                economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                     Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

   Fundamental Value Trust                      Seeks growth of capital. To do this, the Portfolio invests
   (successor to Core Equity Trust and          primarily in common stocks of U.S. companies with durable
   U.S. Core Trust)                             business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                        Seeks income and capital appreciation. To do this, the
                                                Portfolio invests at least 80% of its net assets in a
                                                diversified mix of debt securities and instruments with
                                                maturity durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
   All Cap Core Trust                           Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S. Government securities.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") - CONTINUED
   Real Estate Securities Trust(2)              Seeks to achieve a combination of long-term capital
                                                appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of
                                                REITs and real estate companies.

DIMENSIONAL FUND ADVISORS LP
   Disciplined Diversification Trust            Seeks total return consisting of capital appreciation and
                                                current income. To do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in
                                                emerging markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") & INVESCO AIM CAPITAL MANAGEMENT, INC. ("INVESCO AIM")
   Small Cap Opportunities Trust(3)             Seeks long-term capital appreciation. To do this, the portion of the Portfolio's net assets managed by Invesco Aim is
                                                invested in at least 80 % equity securities of
                                                small-capitalization companies, and the portion of the
                                                Portfolio's net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S.
                                                small- and mid-cap companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust                Seeks long-term capital appreciation. To do this, the
                                                Portfolio invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                     Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

INVESCO AIM CAPITAL MANAGEMENT, INC.
   All Cap Growth Trust                         Seeks long-term capital appreciation. To do this, the
                                                Portfolio invests principally in common stocks of companies of all market capitalizations, focusing on companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity
                                                valuations.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                   Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and
                                                equity-related securities of companies that are attractively valued and have above-average growth prospects.

LORD, ABBETT & CO. LLC
   All Cap Value Trust                          Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio invests the remainder of its assets in undervalued mid-sized and small company securities.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust            Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of foreign companies of any size that are selected for their
                                                long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
   Utilities Trust                              Seeks capital growth and current income (income above that available from the Portfolio invested entirely in equity
                                                securities). To do this, the Portfolio invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the
                                                utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust                              Seeks to approximate the aggregate total return of a
                                                broad-based U.S. domestic equity market index. To do this, the
                                                Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in A manner similar to the index. (4)

   American Fundamental Holdings Trust          Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds
                                                Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund,
                                                and International Fund. The Portfolio is permitted to invest in six other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

   American Global Diversification Trust        Seeks long term growth of capital. To do this, the Portfolio invests primarily in five funds of the American Funds
                                                Insurance Series: Bond Fund, Global Growth Fund, Global Small
                                                Capitalization Fund, High-Income Bond Fund, and New World
                                                Fund. The Portfolio is permitted to invest in five other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

   Core Allocation Trust                        Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying
                                                Portfolio Core Allocation Plus Trust. The Portfolio is a
                                                fund-of-funds and is authorized to invest in other underlying
                                                Portfolios and investment companies.

   Core Balanced Trust                          Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying
                                                Portfolio Balanced Trust. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

   Core Disciplined Diversification Trust       Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying
                                                Portfolio Disciplined Diversification Trust. The Portfolio is
                                                a fund-of-funds and is authorized to invest in other
                                                underlying Portfolios and investment companies.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
   Core Fundamental Holdings Trust              Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in underlying
                                                Portfolios that are series of the American Funds Insurance
                                                Series. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment
                                                companies.

   Core Global Diversification Trust            Seeks long term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or
                                                indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

   Core Strategy Trust                          Seeks long term growth of capital; current income is also a
   (previously Index Allocation Trust)          consideration. To do this, the Portfolio invests approximately
                                                70% of its total assets in underlying Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying Portfolios which invest primarily in fixed income securities.

   Franklin Templeton Founding Allocation
   Trust                                        Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global
                                                Trust, Income Trust and Mutual Shares Trust. The Portfolio is
                                                a fund-of-funds and is also authorized to invest in other
                                                underlying Portfolios and investment companies.

   Lifestyle Aggressive Trust (5)               Seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 100% of its assets in
                                                underlying Portfolios which invest primarily in equity
                                                securities. The subadviser may change this allocation from time to time.

   Lifestyle Balanced Trust (5)                 Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                capital. The Portfolio operates as a fund-of-funds and
                                                normally invests approximately 40% of its assets in underlying
                                                Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Conservative Trust (5)             Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a
                                                fund-of-funds and normally invests approximately 80% of its assets in underlying Portfolios which invest primarily in
                                                fixed income securities, and approximately 20% in underlying
                                                Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
   Lifestyle Growth Trust (5)                   Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 20% of its assets in underlying
                                                Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Moderate Trust (5)                 Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The
                                                Portfolio operates as a fund-of-funds and normally invests approximately 60% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately
                                                40% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Mid Cap Index Trust                          Seeks to approximate the aggregate total return of a mid cap
                                                U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index(4) and securities that as a group behave iN a manner similar to the index.

   Money Market Trust                           Seeks to obtain maximum current income consistent with
                                                preservation of principal and liquidity. To do this, the
                                                Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                                Note: The returns of a Money Market Subaccount in your
                                                Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

   Pacific Rim Trust                            Seeks to achieve long-term growth of capital. To do this, the
                                                Portfolio invests at least 80% of its net assets in common stocks and equity-related securities of established,
                                                larger-capitalization non-U.S. companies located in the
                                                Pacific Rim region, including emerging markets that have
                                                attractive long-term prospects for growth of capital.

   Optimized All Cap Trust                      Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of large-, mid- and small-cap U.S. companies with strong
                                                industry position, leading market share, proven management and strong financials.

   Optimized Value Trust                        Seeks long-term capital appreciation. To do this, the
                                                Portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
   Small Cap Index Trust                        Seeks to approximate the aggregate total return of a small cap
                                                U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000(R) Index(6) and securities that will as a group behave in a manner similar to the index.

   Total Stock Market Index Trust               Seeks to approximate the aggregate total return of a
                                                broad-based U.S. domestic equity market index. To do this, the
                                                Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000(R) Total Market Index(7) and
                                                securities that as A group will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust                            Seeks high current income; capital appreciation is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

   Strategic Income Trust                       Seeks a high level of current income. To do this, the
                                                Portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S.
                                                government and agency securities, and domestic high-yield
                                                bonds.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                            Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                Portfolio invests at least 80% of its net assets in fixed
                                                income instruments that are economically tied to at least
                                                three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such
                                                securities.

   Real Return Bond Trust                       Seeks maximum real return, consistent with preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in
                                                inflation-indexed bonds of varying maturities issued by the
                                                U.S. and non-U.S. governments, their agencies or
                                                instrumentalities and corporations, which may be represented by forwards or derivatives.

   Total Return Trust                           Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                Portfolio invests at least 65% of its total assets in a
                                                diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or
                                                derivatives.

RCM CAPITAL MANAGEMENT LLC
   Emerging Small Company Trust                 Seeks long term capital appreciation. The Portfolio invests at least 80% of its net assets in securities of small cap
                                                companies. The subadviser seeks to create an investment
                                                portfolio of growth stocks across major industry groups.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust A           Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the
                                                Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country
                                                World Excluding U.S. Index,8 or American Depository Receipts
                                                or Global Depository Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.
   Science & Technology Trust                   Seeks long-term growth of capital. Current income is
                                                incidental to the Portfolio's objective. To do this, the
                                                Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                       Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well
                                                established in their industries.

   Capital Appreciation Value Trust             Seeks long-term capital appreciation. To do this, the
                                                Portfolio invests primarily in common stocks of established
                                                U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the
                                                Portfolio's assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

   Equity-Income Trust                          Seeks to provide substantial dividend income and also
   (successor to Classic Value Trust)           long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies
                                                paying above-average dividends.

   Health Sciences Trust                        Seeks long-term capital appreciation. To do this, the
                                                Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development,
                                                production, or distribution of products or services related to health care, medicine, or the life sciences.

   Mid Value Trust                              Seek long-term capital appreciation. To do this, the Portfolio
   (successor to Mid Cap Value Trust)           invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

   Small Company Value Trust                    Seeks long-term growth of capital. To do this, the Portfolio
   (successor to Small Company Trust)           invests at least 80% of its net assets in small companies
                                                whose common stocks are believed to be undervalued.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                 Seeks long-term capital appreciation. To do this, the
                                                Portfolio invests primarily in the equity securities of
                                                companies located throughout the world, including emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(9)                 Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                      Seeks total return, consisting of long-term capital
                                                appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers
                                                located within and outside the U.S. based on prevailing market conditions.

   Large Cap Trust                              Seeks to maximize total return, consisting of capital
                                                appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of
                                                U.S. large capitalization companies whose estimated
                                                fundamental value is greater than its market value at any
                                                given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                  Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
                                                To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be
                                                undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust                   Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers
                                                located within and outside the U.S. The Portfolio allocates its assets between fixed income securities and equity
                                                securities based upon the subadviser's targeted asset mix, which may change over time.

   Investment Quality Bond Trust                Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S.
                                                government bonds with intermediate to longer term maturities.

   Mid Cap Intersection Trust                   Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

   Mid Cap Stock Trust                          Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

                               JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED
   Natural Resources Trust                      Seeks long-term total return. To do this, the Portfolio
                                                invests at least 80% of its net assets in equity and
                                                equity-related securities of natural resource-related
                                                companies worldwide, including emerging markets.

   Small Cap Growth Trust                       Seeks long-term capital appreciation. To do this, the
   (successor to Emerging Growth Trust and      Portfolio invests at least 80% of its net assets in small-cap
   Small Cap Trust)                             companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                        Seeks long-term capital appreciation. To do this, the
                                                Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
   Core Bond Trust                              Seeks total return consisting of income and capital
                                                appreciation. To do this, the Portfolio invests at least 80%
                                                of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments.

   U.S. High Yield Bond Trust                   Seeks total return with a high level of current income. To do this, the Portfolio invests at least 80% of its net assets in
                                                U.S. corporate debt securities that are below investment
                                                grade, including preferred and other convertible high yield securities.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust(10)                         Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk.
                                                To do this, the Portfolio invests at least 80% of its net
                                                assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.

   Strategic Bond Trust(10)                     Seeks a high level of total return consistent with
                                                preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities across a range of credit qualities and may invest a substantial
                                                portion of its assets in obligations rated below investment grade.

   U.S. Government Securities Trust             Seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To do this, the Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or
                                                guaranteed by the U.S. government, its agencies or
                                                instrumentalities.



                   BLACKROCK VARIABLE SERIES FUNDS, INC. (11)
    We show the Portfolio's manager in bold above the name of the Portfolio.



BLACKROCK ADVISORS, LLC
   BlackRock Basic Value V. I. Fund(12)         The investment objective of the Portfolio is to seek capital appreciation and, secondarily, income.

                   BLACKROCK VARIABLE SERIES FUNDS, INC. (11)
    We show the Portfolio's manager in bold above the name of the Portfolio.



BLACKROCK ADVISORS, LLC - CONTINUED
   BlackRock Value Opportunities V. I.          The investment objective of the Portfolio is to seek long-term
   Fund(12)                                     growth of capital.

   BlackRock Global Allocation V. I. Fund(13)   The investment objective of the Portfolio is to seek high
                                                total investment return.



                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.



PACIFIC INVESTMENT MANAGEMENT COMPANY
PIMCO VIT All Asset Portfolio                   Seeks maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund-of-funds and normally invests substantially all its
                                                assets in Institutional Class shares of the underlying PIMCO portfolios.



(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.



(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, manageD, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.



(5) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(6) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.



(7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.



(8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.



(9) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.



(11) Not available to Contracts issued on or after January 28, 2002.



(12) The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.



(13) The Portfolio is subadvised by BlackRock International Limited, an affiliate, under an agreement with BlackRock Advisors, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.



Eligibility Restrictions



SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive an Information Sharing Agreement and a Certificate of Compliance and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.



For more information regarding Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.



BENEFICIARY IRAS. Effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" to determine what optional benefits would have been available).



We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.


ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.


We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

     - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;

     - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or


     - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified and non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:


     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.



We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.



We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.


Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:



     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or



     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:



Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.


Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.



We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.



To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another variable investment option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and


     -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions


We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.


To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.


We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


     -    any loss or theft of your password; or

     -    any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services - Dollar Cost Averaging Program


We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund(s)"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.



If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.



From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.



Special Transfer Services -Asset Rebalancing Program



We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.



For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:


     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).


Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."



There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture III variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit or a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.



We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:


     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;


     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or


     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see VII: "Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).



Signature Guarantee Requirements for Surrenders and Partial Withdrawals (Not applicable to Contracts issued in New Jersey)



We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:



     - you are requesting that we mail the amount withdrawn to an alternate address; or



     - you have changed your address within 30 days of the withdrawal request; or



     -    you are requesting a withdrawal in the amount of $250,000 or greater.



We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.



You may make systematic "Income Plan" withdrawals.


Special Withdrawal Services - The Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.

Special Withdrawal Services - The Income Made Easy Program


Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" on page 41 for more information.


Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, and Principal Returns optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During the Accumulation Period

The Contracts described in this Prospectus provide for distribution of a death benefit if the Owner dies before the Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:

     -    the Contract Value; or

     -    the Minimum Death Benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum Death Benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at the applicable Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate or;

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Nonqualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request the death benefit proceeds may be taken in the form of a lump sum. In that case, we will the pay death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue subject to the following:


     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    Withdrawal charges will be waived for all future distributions.


     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act ("DOMA"), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



     - If the Beneficiary is not the deceased Owner's spouse (as defined by DOMA), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum cash payment.


     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial professional for information on DOMA and your state's treatment of civil unions and same-sex marriage.


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:


GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.



TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.



ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.


PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change.

NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.



Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VII. Federal Tax Matters")


A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

     - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and

     - the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following of the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefits will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life Series Riders, this Annuity Option is available only if one Covered Person , not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 3: - Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, a Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:


     - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, a Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider; and


     - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.


This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (which may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)


We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or the Principal Plus for Life Plus Spousal Protection, or the Principal Returns Rider that you purchased with your Contract, or


     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D    equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a GMWB Rider once annuity payments begin under an Annuity Option.


FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During the Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.



Determination of Amount of the First Variable Annuity Payment



We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.



The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Payments


We will base variable annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.



We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on pages 36-37). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional GMWB Rider and the last surviving Covered Person dies. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


Optional Guaranteed Minimum Income Benefits

Please see Appendix E "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


In the case of Nonqualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.



You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


In the case of Qualified Contracts, Ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. Any change of Annuitant must be made in writing in a form acceptable to us. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of beneficiaries.


Spouse



FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).



STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival


We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


If you purchased a John Hancock USA Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. You may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a John Hancock USA Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals," above.


We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix B "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified Contracts - Loans." (See "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess the charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, see the Fee Tables and Appendix C: "Optional Enhanced Death Benefits," Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" and Appendix E: "Optional Guaranteed Minimum Income Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other "free withdrawal amounts," described below or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

                            MAXIMUM WITHDRAWAL CHARGE
                           (AS % OF PURCHASE PAYMENTS)

First Year    6%
Second Year   5%
Third Year    4%
Thereafter    0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and no withdrawal charges are imposed on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)



In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:



     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);



     -    the confinement began at least one year after the Contract Date;



     -    confinement was prescribed by a "Physician";



     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and



     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.



An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.



A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.



"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.



The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2006. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



There are or may be situations (see "Reduction or Elimination of Charges and Deductions" below), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Subaccount a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

Distribution Fee

A daily fee in an amount equal to 0.25% of the value of each Variable Investment Option on an annual basis is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During the Accumulation Period" on page 41). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

     - We will consider the nature of the group or class for which the Contracts are being purchased, including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

                                 PREMIUM TAX RATE(1)
                     --------------------------------------------
STATE OR TERRITORY   QUALIFIED CONTRACTS   NONQUALIFIED CONTRACTS
------------------   -------------------   ----------------------
CA                          0.50%                  2.35%
GUAM                        4.00%                  4.00%
ME(2)                       0.00%                  2.00%
NV                          0.00%                  3.50%
PR                          1.00%                  1.00%
SD(2)                       0.00%                  1.25%(3)
TX(4)                       0.04%                  0.04%
WV                          1.00%                  1.00%
WY                          0.00%                  1.00%

(1)  Based on the state of residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


(4)  Referred to as a "maintenance" tax.

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.



This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.



The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)


SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.



When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider, using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.



Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.



You should consult a tax advisor for information on any optional benefit Rider.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)


Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions


There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:


     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);


     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;


     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or


     - made with respect to certain annuities issued in connection with structured settlement agreements.



Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



Puerto Rico Nonqualified Contracts



IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may not exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.)



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.



You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Required Minimum Distributions



Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.



TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).



Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.



In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.



If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.



The Act does not change:



     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and



     -    any RMD for calendar years after 2009.



In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.



Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.



You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.



Please consult your tax advisor to determine how the Act affects your RMDs.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers


If permitted under your plan, you may make a distribution:


     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.


In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000 and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.

Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.


Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:


     -    you have adjusted gross income over $100,000; or



     -    you are a married tax payer filing a separate return.



These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.



Section 403(b) Qualified Plans



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.




DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that John Hancock USA controls, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation


In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.


We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable FINRA rules and other applicable laws and regulations,


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION



We provide additional information about the Contract and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.



JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents



General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     5
Qualified Plan Types .....................................................     6
Legal and Regulatory Matters .............................................    10
Appendix A: Audited Financial Statements .................................   A-1



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents



General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
State Variations Regarding Recognition of Same-Sex Couples ...............     5
Qualified Plan Types .....................................................     6
Legal and Regulatory Matters .............................................    10
Appendix A: Audited Financial Statements .................................   A-1



Financial Statements



The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

                               FREE                   WITHDRAWAL CHARGE
CONTRACT    HYPOTHETICAL    WITHDRAWAL    PAYMENTS    -----------------
  YEAR     CONTRACT VALUE     AMOUNT     LIQUIDATED    PERCENT   AMOUNT
--------   --------------   ----------   ----------    -------   ------
    1          $55,000      $ 5,000(1)     $50,000        6%     $3,000
    2           50,500        5,000(2)      45,500        5%      2,275
    3           35,000        5,000(3)      45,000        4%      1,200
    4           70,000       20,000(4)      50,000        0%          0

(1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 x 10%=$5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(4) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no Additional Purchase Payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

                   PARTIAL       FREE                   WITHDRAWAL CHARGE
 HYPOTHETICAL    WITHDRAWAL   WITHDRAWAL    PAYMENTS    -----------------
CONTRACT VALUE    REQUESTED     AMOUNT     LIQUIDATED    PERCENT   AMOUNT
--------------   ----------   ----------   ----------    -------   ------
    $65,000        $2,000     $15,000(1)     $    0         5%      $  0
     49,000         5,000       3,000(2)      2,000         5%       100
     52,000         7,000       4,000(3)      3,000         5%       150
     44,000         8,000           0(4)      8,000         5%       400

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types


                   PLAN TYPE

                TRADITIONAL IRAS                  Section 408 of the Code permits eligible individuals to
                                                  contribute to an individual retirement program known as an
                                                  Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under
                                                  Section 530 of the Code. In general, unless you have made
                                                  non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income.

                   ROTH IRAS                      Section 408A of the Code permits eligible individuals to
                                                  contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects. Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income

                SIMPLE IRA PLANS                  In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least
                                                  $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE
                                                  IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.

   SIMPLIFIED EMPLOYEE PENSIONS (SEP - IRAS)      Section 408(k) of the Code allows employers to establish
                                                  simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met.
                                                  Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are
                                                  generally the same as those discussed above for distributions from a traditional IRA.

       SECTION 403(B) QUALIFIED PLANS OR          Section 403(b) of the Code permits public school employees and
            TAX-SHELTERED ANNUITIES               employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. These Contracts are commonly referred to as "tax-sheltered annuities." We currently are not offering this
                                                  Contract for use in a Section 403(b) Qualified Plan except under limited circumstances.

    CORPORATE AND SELF-EMPLOYED PENSION AND       Sections 401(a) and 403(a) of the code permit corporate employers
    PROFIT-SHARING PLANS (H.R. 10 AND KEOGH)      to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of
                                                  1962, as amended, commonly referred to as "H.R. - 10" or "Keogh,"
                                                  permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such
                                                  retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.

 DEFERRED COMPENSATION PLANS OF STATE AND LOCAL   Section 457 of the Code permits employees of state and local
    GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS      governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A
                                                  Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.



For more detailed information about these plan types, you may request a Statement of Additional Information.

                  Appendix C: Optional Enhanced Death Benefits


This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture III(R) Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.


YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

     1.   Annual Step-Up Death Benefit

     2. Guaranteed Earning Multiplier Death Benefit - Not offered in New York or Washington

     3.   Triple Protection Death Benefit - Not offered in New York or
          Washington


ANNUAL STEP-UP DEATH BENEFIT


If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at any annual rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.


TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step Death Benefit) as the new Owner.


QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE CONTINUATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

GUARANTEED EARNINGS MULTIPLIER (Not available in New York and Washington)

If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

TERMINATION OF GUARANTEED EARNINGS MULTIPLIER. Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT (Not available in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2004 and December 31, 2004. If you elected Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit Factor" plus the greatest of:

     -    the Contract Value;

     -    the Return of Purchase Payments Death Benefit Factor;

     -    the Annual Step Death Benefit Factor; or

     -    the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

     -    The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

     -    "Earnings" is equal to $175,000 minus $150,000, or $25,000.

     - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.


NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).


RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.


ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.


GRADED DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

     (1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS        PAYMENT
PAYMENT HAS BEEN IN CONTRACT   MULTIPLIER(1)
----------------------------   -------------
              0                     100%
              1                     110%
              2                     120%
              3                     130%
              4                     140%
              5                     150%

(1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

     (2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

THE TRIPLE PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

DETERMINATION AND DISTRIBUTION OF TRIPLE PROTECTION DEATH BENEFIT. We determine the death benefit paid under Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

     - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract.

     - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

     - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.


Investment Options



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer of allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.



At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.


TERMINATION OF TRIPLE PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

     -    the date the Contract terminates;

     -    the Maturity Date; or

     - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF TRIPLE PROTECTION DEATH BENEFIT FEE. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:



INCOME PLUS FOR LIFE SERIES RIDERS:



     -    Income Plus For Life 12.08 Series:



          -    Income Plus For Life 12.08



          -    Income Plus For Life - Joint Life 12.08



     -    Income Plus For Life (Quarterly Step-Up Review) Series



          -    Income Plus For Life (Quarterly Step-Up Review)



          -    Income Plus For Life - Joint Life (Quarterly Step-Up Review)



     -    Income Plus For Life (Annual Step-Up Review) Series*



          -    Income Plus For Life (Annual Step-Up Review)



          -    Income Plus For Life - Joint Life (Annual Step-Up Review)



* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life
     - Joint Life."



PRINCIPAL PLUS FOR LIFE SERIES RIDERS



     -    Principal Plus for Life



     -    Principal Plus for Life Plus Automatic Annual Step-Up



     -    Principal Plus for Life Plus Spousal Protection



PRINCIPAL PLUS RIDER



PRINCIPAL RETURNS RIDER



If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.



We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.



GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.



Forms of Guaranteed Amounts



Our GMWB Riders provide two different types of benefits:



LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.



GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.



The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.



Covered Person(s)



Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.



SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



     -    both spouses must be named as co-Owners of the Contract; or



     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



For Riders issued with Qualified Contracts:



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see page 40 for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:



     - the Rider was available for sale in the state where the Contract was sold;



     - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



     - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. Please see Appendix F:
"Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details about any currently available Riders. WE PROVIDE NO ASSURANCE THAT WE WILL PROVIDE AN OPPORTUNITY TO EXCHANGE A RIDER FOR ANOTHER RIDER, OR THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:



     -    on the date we determine the death benefit;



     - after the Annuity Commencement Date at the time an Annuity Option begins; or



     -    at full surrender of the Contract; or



     - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Restrictions on Additional Purchase Payments



If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.



Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.



If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:



     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).



Subject to our restrictions on frequent trading:



     - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or



     - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.



You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 39. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:

     -    Core Allocation Trust


     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust (not available with Principal Returns)



     -    Lifestyle Moderate Trust



     -    Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):



     -    American Asset Allocation Trust



     -    American Fundamental Holdings Trust



     -    American Global Diversification Trust



     -    Capital Appreciation Value Trust



     -    Core Allocation Plus Trust



     -    Disciplined Diversification Trust



     - Franklin Templeton Founding Allocation Trust (not available with Income Plus for Life 12.08 Series and Principal Plus for Life Plus Automatic Annual Step-Up).



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.






We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.



If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations



RESTRICTED MODEL ALLOCATIONS:



                                            MODEL
                                          ALLOCATION
MODEL ALLOCATION NAME                     PERCENTAGE                 PORTFOLIO NAME
---------------------------------------   ----------   ------------------------------------------
American Global Diversification               50%      American Global Growth Trust
(not available after April 30, 2009)          20%      American Bond Trust
                                              15%      American Global Small Capitalization Trust
                                              10%      American High-Income Bond Trust
                                               5%      American New World Trust

Fundamental Holdings of America               35%      American Bond Trust
(not available after April 30, 2009)          25%      American Growth-Income Trust
                                              25%      American Growth Trust
                                              15%      American International Trust

Global Balanced                               30%      Fundamental Value Trust
(not available after April 30, 2007)          25%      American International Trust
                                              25%      Global Allocation Trust
                                              20%      Global Bond Trust

Blue Chip Balanced                            40%      Investment Quality Bond Trust
(not available after April 30, 2007)          30%      American Growth Trust
                                              30%      American Growth-Income Trust

Value Strategy                                30%      Fundamental Value Trust
(not available after February 10, 2006)       30%      Equity-Income Trust
                                              20%      Active Bond Trust
                                              20%      Strategic Bond Trust

Growth Blend                                  40%      Blue Chip Growth Trust
(not available after February 10, 2006)       20%      American Growth-Income Trust
                                              20%      Active Bond Trust
                                              20%      Strategic Bond Trust

Core Holdings of America                      35%      Active Bond Trust
(not available after August 1, 2005)          25%      American Growth Trust
                                              25%      American Growth-Income Trust
                                              15%      American International Trust

Core Solution                                 34%      Strategic Income Trust
(not available after April 30, 2005)          33%      Blue Chip Growth Trust
                                              33%      Equity-Income Trust

Value Blend                                   40%      Equity-Income Trust
(not available after April 30, 2005)          20%      American Growth Trust
                                              20%      Active Bond Trust
                                              20%      Strategic Bond Trust

Global                                        30%      International Value Trust
(not available after April 30, 2005)          30%      Global Bond Trust
                                              20%      American Growth-Income Trust
                                              20%      Blue Chip Growth Trust

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:



     - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;



     - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;



     -    limit your ability to transfer between existing Investment Options;
          and/or



     - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.



Increases in Guaranteed Amounts



We may increase the amounts we guarantee under a GMWB Rider as a result of:



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.



CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.



STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.



We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.



Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders



OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.



Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.



Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.



If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:



     -    you take withdrawals prior to the Lifetime Income Date, or



     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.



The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.



If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.



The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V.

Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



Additional Annuity Options



In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



     -    you reduce the Contract Value available for annuitization.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Tax Considerations



Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES



Form of Guaranteed Amounts



The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life 12.08).



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life 12.08 - 5%



     -    Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or



     - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).



The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:



     - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

     - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:



     - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.



     - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.



Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:



     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).

     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)



If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.



At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.



"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.



We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.



The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.



We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



Withdrawals, Distributions and Settlements



We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).



EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.



Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the

          Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE 12.08:
-------------------------   --------------------------------------------------------------------------------------------------------
1. Not the Covered Person   -    may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated
                                 Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                            -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            -    continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 12.08 fee at that time.

2. The Covered Person       -    ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    (for Income Plus For Life 12.08) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.


FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES


Income Plus For Life (Quarterly Step-Up Review) Series Definitions



The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.



AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



     - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or



     - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.



ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.



Form of Guaranteed Amounts



The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life (Quarterly Step-Up Review)).

Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life (Quarterly Step-Up Review) - 5%



     - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life
          - Joint Life (Quarterly Step-Up Review) ); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.



EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:



     - (for Income Plus For Life (Quarterly Step-Up Review)) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:



          -    Annual Credit Rate -



               For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



                    - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



                    - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



               For Contracts issued in New York, the Bonus will be equal to:



                    - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



                    - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



                    - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.



     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:



          - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or



          - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.



Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:



     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.



We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.



Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the "Target Amount"(see below).



THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.



The Target Amount is the greater of:



     - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or



     -    the highest Target Value.



In no event, however, will we set a Target Amount in excess of $5 million.



Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:



     -    (200% x $100,000) + (100% x $25,000) = $225,000; or



     -    200% x $140,000 = $280,000.



The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.



STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:



     -    the Contract Value on that date; and



     - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.



If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:



     -    the Contract Value on the Contract Anniversary; or



     - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.



Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."



If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.

Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.



Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.



Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



Withdrawals, Distributions and Settlements



We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.



After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.

          - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



          - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
-------------------------   --------------------------------------------------------------------------------------------------------
1. Not the Covered Person   -    may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated
                                 Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                            -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            -    continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly Step-Up Review) fee
                                 at that time.

2. The Covered Person       -    ends without any further benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit

Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



- Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS



Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."



Form of Guaranteed Amounts



Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life (Annual Step-Up Review) - 5%

     -    Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Lifetime Income Date



The Lifetime Income Date is the date you purchased the Rider if:



     - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59 1/2 (age 61 in New York).



     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:



     -    Annual Credit Rate:



          - 7% for Riders purchased on or after January 17, 2008 and outside of New York;



          -    6% for Riders purchased before January 17, 2008 or in New York.

     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.



     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:



          - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or



          - the Contract Anniversary on or next following the date the Covered Person attains age 69.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).



Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the Target Amount (see below).



The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.



We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.



Withdrawals, Distributions and Settlements



We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:



     - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     -    the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



     -    the Contract Value immediately after the Excess Withdrawal.



After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



     - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



          -    the Withdrawal Amount ; divided by



          -    the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year,



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement payment we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits



INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED                   THEN
OWNER IS:                         INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
-------------------------------   ------------------------------------------------------------------
1.   Not the Covered Person and   -    may continue if the Beneficiary elects to continue the
     the Beneficiary is the            Contract within the time we permit under our administrative
     deceased Owner's spouse           rules. We will automatically increase the Benefit Base to
                                       equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our
                                       determination. We will also recalculate the Lifetime Income
                                       Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                                  -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining
                                       Lifetime Income Amount for the year of withdrawal is still greater than zero.

                                  -    continues to be eligible for any remaining Credits and
                                       Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future
                                       anniversaries of the date we determine the initial death
                                       benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death
                                       benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

2.   Not the Covered Person and   -    may continue in the same manner as 1.
     the Beneficiary is not the
     deceased Owner's spouse

                                  -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining
                                       Lifetime Income Amount for the year of withdrawal is still greater than zero.

                                  -    does not continue to be eligible for any Credits and
                                       Step-Ups, or a Target Amount adjustment. We will permit the
                                       Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at that time.

3.   The Covered Person and the   -    ends without any further benefit.
     Beneficiary is the
     deceased Owner's spouse

4.   The Covered Person and the   -    ends without any further benefit.
     Beneficiary is not the
     deceased Owner's spouse



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life
- Joint Life (Annual Step-Up Review) Rider fee (See "Fee for

Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Termination of Rider



You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    the death of the Covered Person; or



     -    termination of the Contract.



FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES



Forms of Guaranteed Amounts



Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.



In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.



Benefit Base



The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.



The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:



     -    Principal Plus - 5.00%



     -    Principal Plus for Life - 5.00%



     -    Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%



     -    Principal Plus for Life Plus Spousal Protection - 5.00%



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.



Lifetime Income Amount
(Not applicable to Principal Plus)



The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or



     - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     -    the Benefit Rate for the Rider (5%); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Lifetime Income Date
(Not applicable to Principal Plus)



The Lifetime Income Date is the date you purchased the Rider if:



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.



     - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:



     - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



     - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



     - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



               - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



               - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



     -    in the case of the Lifetime Income Amount, to equal the lesser of:



               - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



               - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



CREDITS. The Riders provide the following Credit features:



     -    Credit Rate - 5%.



     -    initial Credit Period



          -    (for Principal Plus) - the first 5 Contract Years.



          -    (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person.



          - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.



     - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



Each time you qualify for a Credit, we increase the Benefit Base:



     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise



     - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.



Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).



Step-Ups. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:



     -    (for Principal Plus and Principal Plus for Life) 0.75%, and



     - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.



If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" above). If you decline the Step-Up, the fee rate will not be increased.



Step-Up Dates. We schedule Step-Up Dates:



     - (for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.



     - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.



     - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.



     - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.



     - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.



Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.



EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.



If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.



Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.



We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or



     -    5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.



Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



     -    the Lifetime Income Amount prior to the withdrawal; or



     - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.



Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:



     - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



     - the Benefit Base as of the applicable date divided by the Owner's life expectancy.



For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.



SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.



The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:



     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.



     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



     - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:                 THEN PRINCIPAL PLUS:
------------------------------------   ---------------------------------------------------------------------------------
1.   The deceased Owner's spouse       -    Continues if the Benefit Base is greater than zero.

                                       -    Within 30 days following the date we determine the death benefit under the
                                            Contract, provides the Beneficiary with an option to elect to step up the
                                            Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                                       -    Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the
                                            Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this
                                            Rider).

                                       -    Continues to impose the Principal Plus fee.

                                       -    Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2.   Not the deceased Owner's spouse   -    Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED                        THEN
OWNER IS:                              PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
------------------------------------   ---------------------------------------------------------------------------------
1.   The Covered Person and the        -    Does not continue with respect to the Lifetime Income Amount, but continues
     Beneficiary is the                     with respect to the Guaranteed Withdrawal Amount if the death benefit or the
     deceased Owner's spouse                Benefit Base is greater than zero. We will automatically step up the Benefit
                                            Base to equal the initial death benefit we determine, if greater than the
                                            Benefit Base prior to the death benefit.

                                       -    Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

                                       -    Continues to impose the Principal Plus for Life fee.

                                       -    Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2.   The Covered Person and the        -    Continues in the same manner as 1, except that Principal Plus for Life does
     Beneficiary is not the                 not continue to be eligible for any remaining Credits and Step-Ups, other
     deceased Owner's spouse                than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the
                                            Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3.   Not the Covered Person and        -    Continues in the same manner as 1, except that the Rider continues with
     the Beneficiary is the                 respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime
     deceased Owner's spouse                Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered
                                            Person has reached his or her Lifetime Income Date.

IF THE DECEASED                        THEN
OWNER IS:                              PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
------------------------------------   ---------------------------------------------------------------------------------
4.   Not the Covered Person and        -    Continues in the same manner as 1, except that the Rider continues with
     the Beneficiary is not the             respect to the Lifetime Income Amount for the Beneficiary. If the Lifetime
     deceased Owner's spouse                Income Amount has not been determined prior to the payment of any portion of the death benefit, we will determine the initial Lifetime Income Amount on an anniversary of the date we determine the death benefit after the Covered
                                            Person has reached his or her Lifetime Income Date.

                                       -    In this case, does not continue to be eligible for any remaining Bonuses and
                                            Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
                                            We will permit the Beneficiary to opt out of the initial death benefit
                                            Step-Up, if any, if we increase the rate of the Rider fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:



     - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;



     - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or



     - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).



We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.



If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.



Termination of Rider



You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



     -    under Principal Plus, the date the Benefit Base depletes to zero; or



     - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or



     -    under Principal Plus, the Maturity Date under the Contract; or



     - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF PRINCIPAL RETURNS



Form of Guarantee



The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.



The Rider does not provide a lifetime income guarantee.



Benefit Base



The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Benefit Rate
The Benefit Rate is 8%.



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:



     -    8% of the Benefit Base immediately after the Purchase Payment; or



     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).



ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).



As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:



     -    the amount of your initial Purchase Payments, up to $5 million; or



     - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.



Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



STEP-UPS. We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12 th, etc.) up to and including the Age 95 Contract Anniversary.



On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or



     -    8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life

Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.



Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



     -    Continues if the Benefit Base is greater than zero.



     - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.



     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).



     -    Continues to impose the Rider fee.



     - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.



     - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination of Rider



You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



     -    the date the Benefit Base and the Contract Value both deplete to zero;
          or



     -    the date an Annuity Option under the Contract begins; or



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.

     John Hancock USA
     Guaranteed Retirement Income Program II
     Guaranteed Retirement Income Program III

     John Hancock New York
     Guaranteed Retirement Income Program I
     Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May, 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May, 2003 and May, 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

     - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and

     - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base

The Growth Factor Income Base is equal to (a) less (b), where:

     - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

     Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

     Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

     Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER   ANNUAL FEE
------------------------------------------   ----------
GUARANTEED RETIREMENT INCOME PROGRAM II         0.45%
GUARANTEED RETIREMENT INCOME PROGRAM III        0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if Guaranteed Retirement Income Program is not exercised under a qualified plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a qualified plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base (Guaranteed Retirement Income Program II only).

The Growth Factor Income Base is equal to (a) less (b), where:

     - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

Step-up Income Base: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN
JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER   ANNUAL FEE
------------------------------------------   ----------
Guaranteed Retirement Income Program I          0.30%
Guaranteed Retirement Income Program II         0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a qualified plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

            APPENDIX F: Additional Availability of Guaranteed Minimum
                           Withdrawal Benefit Riders


This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract for one of the following optional GMWB Riders after you purchase a Contract:



     -    Income Plus For Life 5.09; or



     -    Income Plus For Life - Joint Life 5.09.



Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS, PLEASE SEE "FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" IN THIS APPENDIX, BELOW.



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange an existing GMWB Rider for a new GMWB Rider for use with a previously issued Contract, we will terminate the existing GMWB Rider upon the effective date of the new GMWB Rider. Unless we agree otherwise, an exchange to a new GMWB Rider is not available for Contracts with Triple Protection Death Benefit, Accelerated Beneficiary Protection Death Benefit, or the following optional guaranteed minimum income benefit Riders:



          John Hancock USA



          -    Guaranteed Retirement Income Program I



          -    Guaranteed Retirement Income Program II



          -    Guaranteed Retirement Income Program III



          -    Guaranteed Retirement Income Benefit II



          -    Guaranteed Retirement Income Benefit III



          John Hancock New York



          -    Guaranteed Retirement Income Program I



          -    Guaranteed Retirement Income Program II



          -    Guaranteed Retirement Income Benefit II



You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments and Step-Ups under your existing GMWB Rider if you purchase a new GMWB Rider.



     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new GMWB Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under a Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new GMWB Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new GMWB Rider in one or more of the Investment Options we make available for that Rider. Your existing GMWB Rider may permit you to invest in Investment Options that are not available under a new GMWB Rider. If you choose to purchase a new GMWB Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new GMWB Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for GMWB Riders, please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below. You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new GMWB Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new GMWB Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.09 Rider.



     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under an existing GMWB Rider for you to elect to purchase a new GMWB Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing GMWB Rider still has guaranteed benefits.



     - Different Rider - You cannot exchange your existing GMWB Rider for the same type of GMWB Rider (i.e., Income Plus For Life 5.09 for Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 for Income Plus For Life - Joint Life 5.09) unless we agree otherwise.



     - State of Issue Restriction - You may purchase a GMWB Rider only if it is then available in the state where we issued your Contract. You can find out if an optional GMWB Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078



     - IRA Beneficiary Restriction - You may not purchase a GMWB Rider in connection with a new or existing Beneficiary IRA (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below).



     - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.



Before you purchase a new GMWB Rider:



     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



     - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty-day Election Period following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new GMWB Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new GMWB Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a GMWB Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.



Under our current administrative procedures, you cannot exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



ARE FIXED INVESTMENT OPTIONS AVAILABLE?



Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under a DCA program (see "Special Transfer Services
- Dollar Cost Averaging" for details).



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing GMWB Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new GMWB Rider (i.e., the start of an Election Period). If you purchase a new GMWB Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



FEES DEDUCTED FROM   INCOME PLUS FOR   INCOME PLUS FOR LIFE -
 CONTRACT VALUE(1)      LIFE 5.09         JOINT LIFE 5.09
------------------   ---------------   ----------------------
Maximum Fee(2)            1.20%                 1.20%
Current Fee               0.90%                 0.90%



(1)  Fees are shown as a percentage of the Adjusted Benefit Base.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-Up of the Benefit Base to equal the Contract Value.



WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing GMWB Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about reductions and the annual "permitted" amounts under a new GMWB Rider.



We will decrease amounts guaranteed under a GMWB Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing GMWB Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a GMWB Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing GMWB Rider. For Credit information, see the "Credit" section below in "Features of Income Plus For Life 5.09 Series Riders."



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new GMWB Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider, we will reduce the death benefit on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal). Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information on the effect of withdrawals under a GMWB Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a GMWB Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

     - CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider ends as described below in "Features of Income Plus For Life 5.09 Series Riders."



     - CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider may continue as described below in "Features of Income Plus For Life 5.09 Series Riders."



If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current GMWB Rider to the impact on death benefits under a different GMWB Rider.



WHEN CAN I ELECT TO PURCHASE A NEWLY AVAILABLE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide no assurance that you will be able to exchange your current GMWB Rider (your "Current Rider") for an Income Plus For Life 5.09 Series Rider in any given state.



If you are eligible and decide to exchange your Current Rider for an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider:



     - you will have to pay the current annual fee for the new Rider, as described below in "Features of Income Plus For Life 5.09 Series Riders";



     - the Covered Person under a new Income Plus For Life 5.09 Rider must be a Covered Person under your Current Rider;



     - one of the Covered Persons under a new Income Plus For Life - Joint Life 5.09 Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;



     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;



     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;



     - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Credit under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.



We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.



Except as stated above, you may not elect more than one GMWB Rider for a Contract.



FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS



Covered Person(s)



The Income Plus For Life 5.09 Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).



SINGLE LIFE GUARANTEE. For Income Plus For Life 5.09 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Income Plus For Life - Joint Life 5.09 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



     -    both the spouses must be named as co-Owners of the Contract; or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



For Riders issued with Qualified Contracts:



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You may elect an Income Plus For Life 5.09 Series Rider at the time you purchase a Contract, provided:



     - the Rider is available for sale in the state where the Contract was sold;



     - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;



     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and



     - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue an Income Plus For Life 5.09 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to purchase a new Income Plus For Life 5.09 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.09 Series Rider after you purchase a Contract. Please see the discussion at the beginning of this Appendix for details.



WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the Federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 5.09 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.09 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:



     -    on the date we determine the death benefit;



     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or



     -    at full surrender of the Contract.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.



Restrictions on Additional Purchase Payments



If you purchase an Income Plus For Life 5.09 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



If you elect to purchase one of our Income Plus For Life 5.09 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



Restrictions on Investment Options Under Income Plus For Life 5.09 Series Riders



If you purchase one of our Income Plus For Life 5.09 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders.



You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:



     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust



     -    Lifestyle Moderate Trust



     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



We reserve the right to restrict Investment Options in your Variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ EACH PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.



Benefit Base



The maximum Benefit Base at any time for an Income Plus For Life 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.



Benefit Rate



The Benefit Rate is:



     - Income Plus For Life 5.09 - 4.00% - 5.00%, depending on the Covered Person's age on the Lifetime Income Date (see table below).



     - Income Plus For Life - Joint Life 5.09 - 3.75% - 4.75%, depending on the Covered Person's age on the Lifetime Income Date (see table below). Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.09 Rider.



                               BENEFIT RATE BY AGE



   Covered Person's age on the Contract
Anniversary prior to the first withdrawal
      after the Lifetime Income Date        Income Plus For Life 5.09   Income Plus For Life - Joint Life 5.09
-----------------------------------------   -------------------------   --------------------------------------
               58 1/2 - 63                            4.00%                              3.75%
               64 and over                            5.00%                              4.75%



EXAMPLE: Assume that your date of birth was January 1, 1952 and you purchase a Contract with the Income Plus For Life 5.09 Rider on July 10, 2009. Your Lifetime Income Date is July 10, 2010, the Contract Anniversary after you attain age 58 1/2. If the first time you take a withdrawal after the Lifetime Income Date is September 1, 2010, we will set your Benefit Rate equal to 4% since your were age 58 1/2 on the Contract Anniversary prior to that withdrawal. If you wait until September 1, 2017 to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.



We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.



We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

     - (for Income Plus For Life 5.09) - the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or



     - (for Income Plus For Life - Joint Life 5.09) - either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.



We determine the initial Lifetime Income Amount by multiplying:



     -    the Benefit Rate for the Rider on the Lifetime Income Date; by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" below for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) is age 58 1/2 or older at the time.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately following the date the Covered Person (or oldest Covered Person) attains age 58 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits may increase one or more of our guarantees when you defer withdrawals.



CREDITS. We offer the Income Plus For Life 5.09 Series Riders with the following Credit features:



     -    Annual Credit Rate - 5%



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person of the Lifetime Income Date, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rate(s) we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rates and the Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).



Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.



STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with the following Step-Up Dates:



     - (for Income Plus For Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary;



     - (for Income Plus For Life - Joint Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.

The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.



We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20% on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.



If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Withdrawals, Distributions and Settlements



OVERVIEW. The Income Plus For Life 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;



     - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then current Contract Value on certain Contract Anniversary dates; or



     -    if you make an Additional Purchase Payment (up to specified limits).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount permitted under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:



     -    you take withdrawals prior to the Lifetime Income Date, or



     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



An Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

     - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value and your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" below.)



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



We do not reduce the Benefit Base and/or the Lifetime Income Amount:



     - if the withdrawals are taken under our Life Expectancy Distribution Program, or



     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. (Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.)



The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase an Income Plus For Life 5.09 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 5.09 Series Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Qualified Death Benefit Stretch Distributions these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10),
          Section 408(b)(3), or Section 408A(c)(5); or



     - Required Minimum Distributions and "Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments of a Life Expectancy Program.



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



The Settlement Phase under an Income Plus For Life 5.09 Series Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year;
          and



     -    there were no Excess Withdrawals during that Contract Year; and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.



     - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "Pay-out Period Provisions" in "V. Description of the Contract."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     -    you reduce the Contract Value available for annuitization; and



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for tax considerations related to optional benefit Riders.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Impact of Death Benefits



Our GMWB Riders end if a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date. We reduce your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE 5.09:
-------------------------   --------------------------
1. Not the Covered Person   -    may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit
                                 Base prior to our determination. We will also recalculate the Lifetime
                                 Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                            -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            -    continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                                 5.09 fee at that time.

2. The Covered Person            ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Fee for Income Plus For Life 5.09 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    (for Income Plus For Life 5.09) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or



     -    termination of the Contract.

You should consult with your financial professional to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09Series Rider is suitable for your needs, especially at older ages.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.

We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).

The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:

     -    Venture III(R) Contracts with no optional benefit Riders;


     - Venture III(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider;


     - Venture III(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;


     - Venture III(R) Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.



Please note that fees for the Guaranteed Retirement Income Program II and III, and the Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture III Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
             ACCUMULATION UNIT VALUES- VENTURE III VARIABLE ANNUITY

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
500 INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      12.035      11.664     10.288     10.029      9.247     7.344     9.638   10.191       --       --
        Value at End of Year       7.433      12.035     11.664     10.288     10.029     9.247     7.344    9.638       --       --
    Venture III No. of Units     214,679     258,565    327,902    450,422    577,609   739,839   825,987  193,219       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      14.658      14.214     12.543     12.233     11.286     8.967    11.774   12.500       --       --
        Value at End of Year       9.048      14.658     14.214     12.543     12.233    11.286     8.967   11.774       --       --
    Venture III No. of Units     233,325     326,414    447,985    522,464    756,774   907,550   930,640    6,321       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
   (not issued in NY))
      Value at Start of Year      14.517      14.099     12.461     12.171     11.245     8.948    11.766   12.500       --       --
        Value at End of Year       8.948      14.517     14.099     12.461     12.171    11.245     8.948   11.766       --       --
    Venture III No. of Units      15,341      16,044     20,295     22,129     39,466    28,154    30,754    6,321       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.471      14.061     12.433     12.150     11.231     8.942    11.764   12.500       --       --
        Value at End of Year       8.915      14.471     14.061     12.433     12.150    11.231     8.942   11.764       --       --
    Venture III No. of Units      42,572      54,783     89,326    115,214    154,538   180,277   188,859   75,325       --       --

500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.671      15.214     13.442     13.125     12.131     9.653    11.811       --       --       --
        Value at End of Year       9.649      15.671     15.214     13.442     13.125    12.131     9.653       --       --       --
    Venture III No. of Units     756,838     906,661  1,387,629  1,824,433  2,010,939 1,481,693   448,996       --       --       --
 NY Venture III No. of Units     122,441     148,939    185,284    246,021    282,858   184,130    85,184       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      16.538      16.064     14.200     13.872     12.828    10.213    12.500       --       --       --
        Value at End of Year      10.178      16.538     16.064     14.200     13.872    12.828    10.213       --       --       --
    Venture III No. of Units     494,673     763,379  1,019,553  1,839,123  2,470,054 1,213,117 1,294,117       --       --       --
 NY Venture III No. of Units      73,977     109,086    133,285    177,509    187,769   117,994    58,512       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      16.399      15.953     14.123     13.817     12.796    10.203    12.500       --       --       --
        Value at End of Year      10.077      16.399     15.953     14.123     13.817    12.796    10.203       --       --       --
    Venture III No. of Units     515,067     724,233    885,566  1,032,338  1,066,842   744,387    30,754       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.353      15.916     14.097     13.799     12.786    10.200    12.500       --       --       --
        Value at End of Year      10.043      16.353     15.916     14.097     13.799    12.786    10.200       --       --       --
    Venture III No. of Units      61,930      68,722     87,546    183,646    286,279   300,208   195,953       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      18.937      18.459     16.374     16.052     14.896    12.500        --       --       --       --
        Value at End of Year      11.613      18.937     18.459     16.374     16.052    14.896        --       --       --       --
    Venture III No. of Units      17,078      19,423     24,909     28,340     26,872    17,696        --       --       --       --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits  (not issued in NY)
      Value at Start of Year      13.201      12.900     12.559     12.500         --        --        --       --       --       --
        Value at End of Year      11.616      13.201     12.900     12.559         --        --        --       --       --       --
    Venture III No. of Units     114,249     148,486    177,361    207,281         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      13.184      12.889     12.555     12.500         --        --        --       --       --       --
        Value at End of Year      11.595      13.184     12.889     12.555         --        --        --       --       --       --
    Venture III No. of Units      78,355      99,637    124,784    167,286         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
   (not issued in NY))
      Value at Start of Year      13.131      12.857     12.542     12.500         --        --        --       --       --       --
        Value at End of Year      11.531      13.131     12.857     12.542         --        --        --       --       --       --
    Venture III No. of Units         646       1,629      2,319      4,069         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.113      12.846     12.538     12.500         --        --        --       --       --       --
        Value at End of Year      11.510      13.113     12.846     12.538         --        --        --       --       --       --
    Venture III No. of Units      10,541      17,166     26,298     48,888         --        --        --       --       --       --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
      Value at Start of Year      13.127      12.861     12.546     12.500         --        --        --       --       --       --
        Value at End of Year      11.537      13.127     12.861     12.546         --        --        --       --       --       --
    Venture III No. of Units   7,098,419  12,232,272 13,884,505 14,310,227         --        --        --       --       --       --
 NY Venture III No. of Units     516,208     926,701    945,205    934,643         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      13.110      12.850     12.542     12.500         --        --        --       --       --       --
        Value at End of Year      11.515      13.110     12.850     12.542         --        --        --       --       --       --
    Venture III No. of Units     145,850     201,457    277,789    419,575         --        --        --       --       --       --
 NY Venture III No. of Units     754,740   1,194,474  1,250,322  1,290,676         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      13.057      12.818     12.529     12.500         --        --        --       --       --       --
        Value at End of Year      11.452      13.057     12.818     12.529         --        --        --       --       --       --
    Venture III No. of Units   4,274,570   7,213,145  8,286,650  8,618,280         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.040      12.807     12.525     12.500         --        --        --       --       --       --
        Value at End of Year      11.431      13.040     12.807     12.525         --        --        --       --       --       --
    Venture III No. of Units      33,449      54,416     67,023     74,129         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.988      12.775     12.513     12.500         --        --        --       --       --       --
        Value at End of Year      11.368      12.988     12.775     12.513         --        --        --       --       --       --
    Venture III No. of Units     379,267     542,711    585,001    517,554         --        --        --       --       --       --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --         --         --     11.831     8.984    12.173   13.583       --       --
        Value at End of Year          --          --         --         --     12.715    11.831     8.984   12.173       --       --
    Venture III No. of Units          --          --         --         --    264,572   305,049   289,211   95,319       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --         --         --     10.808     8.212    11.132   12.500       --       --
        Value at End of Year          --          --         --         --     11.610    10.808     8.212   11.132       --       --
    Venture III No. of Units          --          --         --         --    238,429   292,016   263,220    2,666       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --         --     10.769     8.194    11.125   12.500       --       --
        Value at End of Year          --          --         --         --     11.550    10.769     8.194   11.125       --       --
    Venture III No. of Units          --          --         --         --      6,455     8,912     9,420    2,666       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     10.756     8.189    11.122   12.500       --       --
        Value at End of Year          --          --         --         --     11.531    10.756     8.189   11.122       --       --
    Venture III No. of Units          --          --         --         --     93,666   113,266   108,717   29,592       --       --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --         --     12.448     9.474    12.393       --       --       --
        Value at End of Year          --          --         --         --     13.371    12.448     9.474       --       --       --
    Venture III No. of Units          --          --         --         --    554,848   513,252   184,567       --       --       --
 NY Venture III No. of Units          --          --         --         --     25,667    19,575    42,198       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --         --     12.545     9.553    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.469    12.545     9.553       --       --       --
    Venture III No. of Units          --          --         --         --    493,991   483,962   276,403       --       --       --
 NY Venture III No. of Units          --          --         --         --     76,237    55,954    32,572       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --         --     12.515     9.544    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.416    12.515     9.544       --       --       --
    Venture III No. of Units          --          --         --         --    326,940   247,043     9,420       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     12.504     9.541    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.398    12.504     9.541       --       --       --
    Venture III No. of Units          --          --         --         --     90,073   103,156    64,297       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --         --     15.698    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     16.794    15.698        --       --       --       --
    Venture III No. of Units          --          --         --         --     15,466    13,943        --       --       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      20.491      20.293     17.978     16.755     14.643    11.317    15.389   16.429       --       --
        Value at End of Year      12.167      20.491     20.293     17.978     16.755    14.643    11.317   15.389       --       --
    Venture III No. of Units      21,403      22,496     33,421     40,652     54,411    67,904    75,128   11,150       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      15.541      15.399     13.649     12.727     11.129     8.605    11.707   12.500       --       --
        Value at End of Year       9.224      15.541     15.399     13.649     12.727    11.129     8.605   11.707       --       --
    Venture III No. of Units      31,234      36,863     59,893     68,812     96,801    97,966   113,181      214       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      15.392      15.274     13.559     12.662     11.088     8.587    11.699   12.500       --       --
        Value at End of Year       9.122      15.392     15.274     13.559     12.662    11.088     8.587   11.699       --       --
    Venture III No. of Units          --          --         --         --         --     2,545       644      214       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.343      15.233     13.529     12.640     11.075     8.580    11.697   12.500       --       --
        Value at End of Year       9.088      15.343     15.233     13.529     12.640    11.075     8.580   11.697       --       --
    Venture III No. of Units       5,486       5,603      8,014     55,974     51,222    47,477    24,767    3,148       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      16.830      16.708     14.828     13.843     12.127     9.393    11.157       --       --       --
        Value at End of Year       9.973      16.830     16.708     14.828     13.843    12.127     9.393       --       --       --
    Venture III No. of Units      55,194      72,914     88,982    145,995    161,214   179,382   102,575       --       --       --
 NY Venture III No. of Units       3,666       4,134      4,670      6,072      3,870     2,836     3,755       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      18.802      18.675     16.582     15.489     13.575    10.520    12.500       --       --       --
        Value at End of Year      11.136      18.802     18.675     16.582     15.489    13.575    10.520       --       --       --
    Venture III No. of Units      44,356      53,022     76,288     98,547    186,545   201,009    98,190       --       --       --
 NY Venture III No. of Units       7,368       9,020     28,512     32,954     18,302    17,524     1,371       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      18.643      18.545     16.492     15.427     13.542    10.510    12.500       --       --       --
        Value at End of Year      11.026      18.643     18.545     16.492     15.427    13.542    10.510       --       --       --
    Venture III No. of Units      12,544      21,189     32,565     28,697     66,175    29,866       644       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.591      18.503     16.462     15.407     13.531    10.506    12.500       --       --       --
        Value at End of Year      10.989      18.591     18.503     16.462     15.407    13.531    10.506       --       --       --
    Venture III No. of Units       8,217       8,151      8,392     14,319     15,102    21,357     8,464       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      20.792      20.725     18.467     17.309     15.224    12.500        --       --       --       --
        Value at End of Year      12.272      20.792     20.725     18.467     17.309    15.224        --       --       --       --
    Venture III No. of Units       3,852       4,766      6,517      6,049      5,404     1,042        --       --       --       --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      21.675      19.667     18.760     17.498     16.700    13.137    17.668   18.852       --       --
        Value at End of Year      12.377      21.675     19.667     18.760     17.498    16.700    13.137   17.668       --       --
    Venture III No. of Units      48,903      55,334     72,572     89,514    113,838   130,133   151,490   35,124       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      14.253      12.939     12.348     11.524     11.004     8.660    11.653   12.500       --       --
        Value at End of Year       8.135      14.253     12.939     12.348     11.524    11.004     8.660   11.653       --       --
    Venture III No. of Units      77,877      90,346    113,486    145,664    241,172   238,783   251,749    8,374       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      14.117      12.834     12.267     11.465     10.964     8.642    11.646   12.500       --       --
        Value at End of Year       8.045      14.117     12.834     12.267     11.465    10.964     8.642   11.646       --       --
    Venture III No. of Units         795       1,894      1,915      9,014     10,212    19,114    19,502    8,374       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.071      12.800     12.240     11.445     10.951     8.636    11.643   12.500       --       --
        Value at End of Year       8.015      14.071     12.800     12.240     11.445    10.951     8.636   11.643       --       --
    Venture III No. of Units      20,434      22,793     31,673     52,140     64,513    97,820    93,012   27,423       --       --

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.437      14.035     13.420     12.543     11.993     9.451    11.789       --       --       --
        Value at End of Year       8.797      15.437     14.035     13.420     12.543    11.993     9.451       --       --       --
    Venture III No. of Units     236,824     323,710    366,344    434,770    462,122   370,909   124,053       --       --       --
 NY Venture III No. of Units      28,849      33,727     36,804     34,207     36,166    21,602    15,156       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      16.322      14.847     14.204     13.282     12.705    10.018    12.500       --       --       --
        Value at End of Year       9.297      16.322     14.847     14.204     13.282    12.705    10.018       --       --       --
    Venture III No. of Units     108,285     151,984    193,883    297,339    438,693   451,315   228,302       --       --       --
 NY Venture III No. of Units      22,539      31,034     63,471    127,457    161,605   133,554    28,524       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      16.184      14.744     14.126     13.229     12.674    10.009    12.500       --       --       --
        Value at End of Year       9.204      16.184     14.744     14.126     13.229    12.674    10.009       --       --       --
    Venture III No. of Units      66,213      87,576    131,885    169,488    219,198   128,736     6,015       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.139      14.710     14.101     13.212     12.664    10.005    12.500       --       --       --
        Value at End of Year       9.174      16.139     14.710     14.101     13.212    12.664    10.005       --       --       --
    Venture III No. of Units      14,296      16,561     24,967     34,839     78,076   106,067    90,488       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      18.961      17.309     16.617     15.592     14.968    12.500        --       --       --       --
        Value at End of Year      10.762      18.961     17.309     16.617     15.592    14.968        --       --       --       --
    Venture III No. of Units      13,988      13,932     14,486     14,715     13,776    10,409        --       --       --       --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      17.032      15.986     14.291     13.744     12.050     8.854    12.473   12.358       --       --
        Value at End of Year      11.931      17.032     15.986     14.291     13.744    12.050     8.854   12.473       --       --
    Venture III No. of Units      85,247     102,778    133,764    145,087    203,269   301,527   276,456  139,769       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      17.090      16.048     14.354     13.811     12.115     8.906    12.553   12.500       --       --
        Value at End of Year      11.965      17.090     16.048     14.354     13.811    12.115     8.906   12.553       --       --
    Venture III No. of Units      48,357      59,248     80,515    124,010    188,315   168,168   164,435    1,015       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      16.927      15.919     14.260     13.740     12.071     8.887    12.545   12.500       --       --
        Value at End of Year      11.833      16.927     15.919     14.260     13.740    12.071     8.887   12.545       --       --
    Venture III No. of Units       1,223       2,312      3,429      3,494      5,386     6,173     7,884    1,015       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.872      15.876     14.228     13.717     12.057     8.881    12.543   12.500       --       --
        Value at End of Year      11.789      16.872     15.876     14.228     13.717    12.057     8.881   12.543       --       --
    Venture III No. of Units      35,098      37,166     43,047     47,104     66,655    67,745    53,533   12,061       --       --

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      16.891      15.895     14.233     13.726     12.051     8.867    11.475       --       --       --
        Value at End of Year      11.817      16.891     15.895     14.233     13.726    12.051     8.867       --       --       --
    Venture III No. of Units     395,827     538,429    813,538    942,064  1,166,096   562,813    81,179       --       --       --
 NY Venture III No. of Units      63,658      69,915     85,380     73,911     54,276    24,782     9,080       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      18.348      17.275     15.476     14.932     13.117     9.656    12.500       --       --       --
        Value at End of Year      12.830      18.348     17.275     15.476     14.932    13.117     9.656       --       --       --
    Venture III No. of Units     102,850     162,389    244,765    381,046    491,188   444,272   194,899       --       --       --
 NY Venture III No. of Units      59,349      80,712    127,680    191,896    207,579   135,616    33,747       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      18.193      17.155     15.392     14.873     13.085     9.647    12.500       --       --       --
        Value at End of Year      12.703      18.193     17.155     15.392     14.873    13.085     9.647       --       --       --
    Venture III No. of Units     339,321     427,136    627,264    679,789    652,985   364,983     7,884       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.142      17.116     15.364     14.854     13.074     9.644    12.500       --       --       --
        Value at End of Year      12.661      18.142     17.116     15.364     14.854    13.074     9.644       --       --       --
    Venture III No. of Units      16,257      22,477     32,208     58,565     47,276    55,028    26,380       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      20.975      19.818     17.817     17.251     15.207    12.500        --       --       --       --
        Value at End of Year      14.616      20.975     19.818     17.817     17.251    15.207        --       --       --       --
    Venture III No. of Units      40,169      43,257     61,793     73,169     55,207    26,576        --       --       --       --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      12.501      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.628      12.501         --         --         --        --        --       --       --       --
    Venture III No. of Units  29,305,892  12,566,264         --         --         --        --        --       --       --       --
 NY Venture III No. of Units   1,874,834     819,202         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      12.497      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.620      12.497         --         --         --        --        --       --       --       --
    Venture III No. of Units     334,154     312,172         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      77,825     125,274         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      12.484      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.599      12.484         --         --         --        --        --       --       --       --
    Venture III No. of Units  16,411,509   7,583,009         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.480      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.591      12.480         --         --         --        --        --       --       --       --
    Venture III No. of Units     137,818     123,820         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.468      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.570      12.468         --         --         --        --        --       --       --       --
    Venture III No. of Units      31,244      34,518         --         --         --        --        --       --       --       --

AMERICAN BLUE-CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      19.726      19.763     17.202     16.395     15.274    12.500        --       --       --       --
        Value at End of Year      12.270      19.726     19.763     17.202     16.395    15.274        --       --       --       --
    Venture III No. of Units     907,856   1,255,606  1,728,301  1,959,140  1,985,698   948,047        --       --       --       --
 NY Venture III No. of Units     123,109     141,988    168,594    169,247    162,561   104,654        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      19.680      19.727     17.180     16.382     15.269    12.500        --       --       --       --
        Value at End of Year      12.235      19.680     19.727     17.180     16.382    15.269        --       --       --       --
    Venture III No. of Units     136,697     156,710    253,365    308,209    388,717   288,812        --       --       --       --
 NY Venture III No. of Units     194,770     243,417    307,120    338,484    320,556   170,467        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      19.543      19.620     17.111     16.341     15.254    12.500        --       --       --       --
        Value at End of Year      12.131      19.543     19.620     17.111     16.341    15.254        --       --       --       --
    Venture III No. of Units     805,378   1,071,162  1,387,279  1,628,742  1,712,912   942,836        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.498      19.584     17.089     16.327     15.249    12.500        --       --       --       --
        Value at End of Year      12.097      19.498     19.584     17.089     16.327    15.249        --       --       --       --
    Venture III No. of Units      16,169      20,698     39,434     76,063     87,684    63,220        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.362      19.477     17.021     16.287     15.234    12.500        --       --       --       --
        Value at End of Year      11.995      19.362     19.477     17.021     16.287    15.234        --       --       --       --
    Venture III No. of Units      47,914      70,714    110,648    128,693    128,696    72,296        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Contracts with no Optional Benefits
      Value at Start of Year      13.133      12.994     12.405     12.500         --        --        --       --       --       --
        Value at End of Year      11.649      13.133     12.994     12.405         --        --        --       --       --       --
    Venture III No. of Units  16,984,638  22,960,621 13,498,163  3,566,287         --        --        --       --       --       --
 NY Venture III No. of Units   2,426,076   3,467,939  2,379,854    711,816         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      13.117      12.985     12.402     12.500         --        --        --       --       --       --
        Value at End of Year      11.629      13.117     12.985     12.402         --        --        --       --       --       --
    Venture III No. of Units     189,547     164,965     93,666     74,043         --        --        --       --       --       --
 NY Venture III No. of Units      97,090     106,455     66,443     63,355         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      13.070      12.957     12.395     12.500         --        --        --       --       --       --
        Value at End of Year      11.569      13.070     12.957     12.395         --        --        --       --       --       --
    Venture III No. of Units  10,626,129  14,641,571  9,089,050  2,994,445         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.054      12.948     12.392     12.500         --        --        --       --       --       --
        Value at End of Year      11.550      13.054     12.948     12.392         --        --        --       --       --       --
    Venture III No. of Units      64,185      70,053     20,449      6,797         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.007      12.921     12.385     12.500         --        --        --       --       --       --
        Value at End of Year      11.490      13.007     12.921     12.385         --        --        --       --       --       --
    Venture III No. of Units     206,878     296,103    244,095     91,751         --        --        --       --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
      Value at Start of Year      12.561      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.528      12.561         --         --         --        --        --       --       --       --
    Venture III No. of Units  20,655,772     945,211         --         --         --        --        --       --       --       --
 NY Venture III No. of Units   1,740,745     162,659         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      12.560      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.524      12.560         --         --         --        --        --       --       --       --
    Venture III No. of Units      31,069      11,335         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      37,176      15,692         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      12.557      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.509      12.557         --         --         --        --        --       --       --       --
    Venture III No. of Units  11,463,322     716,006         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.556      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.504      12.556         --         --         --        --        --       --       --       --
    Venture III No. of Units       4,853       1,753         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.554      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.490      12.554         --         --         --        --        --       --       --       --
    Venture III No. of Units      51,346         659         --         --         --        --        --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
      Value at Start of Year      12.556      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.045      12.556         --         --         --        --        --       --       --       --
    Venture III No. of Units  19,344,948   2,507,938         --         --         --        --        --       --       --       --
 NY Venture III No. of Units   1,453,910     146,886         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      12.555      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.041      12.555         --         --         --        --        --       --       --       --
    Venture III No. of Units     185,871     219,740         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      54,916       7,077         --         --         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      12.553      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.027      12.553         --         --         --        --        --       --       --       --
    Venture III No. of Units  11,665,964   1,669,326         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.552      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.022      12.552         --         --         --        --        --       --       --       --
    Venture III No. of Units     169,307     203,472         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.549      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.009      12.549         --         --         --        --        --       --       --       --
    Venture III No. of Units      96,779     132,028         --         --         --        --        --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      13.208      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.966      13.208         --         --         --        --        --       --       --       --
    Venture III No. of Units   5,552,129   5,515,481         --         --         --        --        --       --       --       --
 NY Venture III No. of Units     232,587     161,723         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      13.203      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.959      13.203         --         --         --        --        --       --       --       --
    Venture III No. of Units     167,607     132,889         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      17,601      29,807         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      13.190      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.939      13.190         --         --         --        --        --       --       --       --
    Venture III No. of Units   2,784,867   2,678,061         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.186      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.932      13.186         --         --         --        --        --       --       --       --
    Venture III No. of Units      11,946      14,186         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.172      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.913      13.172         --         --         --        --        --       --       --       --
    Venture III No. of Units       8,772       7,459         --         --         --        --        --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      13.480      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.126      13.480         --         --         --        --        --       --       --       --
    Venture III No. of Units   2,239,804   1,857,743         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      89,120      48,866         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      13.475      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.121      13.475         --         --         --        --        --       --       --       --
    Venture III No. of Units      30,646      92,002         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      10,927      18,580         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      13.462      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.105      13.462         --         --         --        --        --       --       --       --
    Venture III No. of Units   1,113,683     897,948         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.457      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.100      13.457         --         --         --        --        --       --       --       --
    Venture III No. of Units      11,991      12,502         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.444      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.085      13.444         --         --         --        --        --       --       --       --
    Venture III No. of Units       3,369      11,137         --         --         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      22.614      20.578     19.079     16.780     15.244    12.500        --       --       --       --
        Value at End of Year      12.393      22.614     20.578     19.079     16.780    15.244        --       --       --       --
    Venture III No. of Units  18,679,406  18,225,185 17,328,740 13,041,370  8,375,265 2,475,448        --       --       --       --
 NY Venture III No. of Units   2,458,149   2,362,167  2,062,722  1,184,869    341,820   131,990        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      22.561      20.541     19.054     16.766     15.239    12.500        --       --       --       --
        Value at End of Year      12.358      22.561     20.541     19.054     16.766    15.239        --       --       --       --
    Venture III No. of Units     810,449     956,901  1,281,449  1,559,117  1,351,116   858,573        --       --       --       --
 NY Venture III No. of Units     981,629   1,039,537  1,219,788  1,281,340    825,367   245,799        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      22.404      20.428     18.978     16.725     15.224    12.500        --       --       --       --
        Value at End of Year      12.254      22.404     20.428     18.978     16.725    15.224        --       --       --       --
    Venture III No. of Units  12,636,905  12,488,242 12,553,858 10,175,695  6,880,421 2,612,352        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      22.352      20.391     18.953     16.711     15.219    12.500        --       --       --       --
        Value at End of Year      12.219      22.352     20.391     18.953     16.711    15.219        --       --       --       --
    Venture III No. of Units     225,615     218,296    178,045    236,527    252,328   173,612        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      22.197      20.280     18.878     16.669     15.204    12.500        --       --       --       --
        Value at End of Year      12.116      22.197     20.280     18.878     16.669    15.204        --       --       --       --
    Venture III No. of Units     565,698     558,467    602,832    553,681    419,925   180,221        --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      19.914      19.379     17.188     16.596     15.363    12.500        --       --       --       --
        Value at End of Year      12.110      19.914     19.379     17.188     16.596    15.363        --       --       --       --
    Venture III No. of Units  17,989,357  18,883,053 16,580,920 12,287,959  6,992,566 1,544,985        --       --       --       --
 NY Venture III No. of Units   2,463,343   2,600,384  2,126,401  1,227,423    282,665    76,292        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      19.867      19.344     17.165     16.582     15.358    12.500        --       --       --       --
        Value at End of Year      12.076      19.867     19.344     17.165     16.582    15.358        --       --       --       --
    Venture III No. of Units     265,128     351,538    566,331    723,902    730,270   446,416        --       --       --       --
 NY Venture III No. of Units     830,894     928,041  1,044,345  1,141,109    639,202   165,437        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      19.729      19.238     17.097     16.541     15.343    12.500        --       --       --       --
        Value at End of Year      11.974      19.729     19.238     17.097     16.541    15.343        --       --       --       --
    Venture III No. of Units  11,766,693  12,417,178 11,346,670  9,004,004  5,153,685 1,644,885        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.683      19.203     17.075     16.527     15.338    12.500        --       --       --       --
        Value at End of Year      11.940      19.683     19.203     17.075     16.527    15.338        --       --       --       --
    Venture III No. of Units      55,553      79,158     93,594     99,134    193,184   107,141        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.546      19.098     17.007     16.486     15.322    12.500        --       --       --       --
        Value at End of Year      11.839      19.546     19.098     17.007     16.486    15.322        --       --       --       --
    Venture III No. of Units     526,682     606,310    652,957    607,590    462,271   208,488        --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      11.951      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.888      11.951         --         --         --        --        --       --       --       --
    Venture III No. of Units   1,068,220   1,215,193         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      44,909      34,935         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      11.947      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.880      11.947         --         --         --        --        --       --       --       --
    Venture III No. of Units      11,059       6,406         --         --         --        --        --       --       --       --
 NY Venture III No. of Units       1,621       3,704         --         --         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      11.935      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.858      11.935         --         --         --        --        --       --       --       --
    Venture III No. of Units     521,522     581,979         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      11.931      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.851      11.931         --         --         --        --        --       --       --       --
    Venture III No. of Units       1,553          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      11.919      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.829      11.919         --         --         --        --        --       --       --       --
    Venture III No. of Units       5,699         467         --         --         --        --        --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      31.284      26.637     22.885     19.248     16.481    12.500        --       --       --       --
        Value at End of Year      17.701      31.284     26.637     22.885     19.248    16.481        --       --       --       --
    Venture III No. of Units   8,964,897   9,317,458  9,205,373  6,653,279  3,491,453   586,657        --       --       --       --
 NY Venture III No. of Units   1,002,161   1,016,847    896,929    479,884    102,347    15,027        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      31.211      26.588     22.855     19.232     16.475    12.500        --       --       --       --
        Value at End of Year      17.651      31.211     26.588     22.855     19.232    16.475        --       --       --       --
    Venture III No. of Units     430,283     556,481    595,306    682,654    521,883   275,436        --       --       --       --
 NY Venture III No. of Units     359,333     403,664    509,853    585,234    301,739    70,097        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      30.994      26.443     22.764     19.185     16.459    12.500        --       --       --       --
        Value at End of Year      17.502      30.994     26.443     22.764     19.185    16.459        --       --       --       --
    Venture III No. of Units   6,026,026   6,181,552  6,189,533  4,498,519  2,393,198   525,458        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      30.922      26.395     22.734     19.169     16.454    12.500        --       --       --       --
        Value at End of Year      17.452      30.922     26.395     22.734     19.169    16.454        --       --       --       --
    Venture III No. of Units      61,416      75,994    158,306    126,331    110,296    19,661        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      30.707      26.251     22.644     19.121     16.437    12.500        --       --       --       --
        Value at End of Year      17.305      30.707     26.251     22.644     19.121    16.437        --       --       --       --
    Venture III No. of Units     241,843     252,578    313,031    295,957    180,409    50,920        --       --       --       --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      14.902      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.405      14.902         --         --         --        --        --       --       --       --
    Venture III No. of Units     958,720   1,281,731         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      41,307      24,343         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      14.897      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.398      14.897         --         --         --        --        --       --       --       --
    Venture III No. of Units     135,237     150,067         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      19,238      32,490         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      14.882      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.376      14.882         --         --         --        --        --       --       --       --
    Venture III No. of Units     537,002     553,484         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.877      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.369      14.877         --         --         --        --        --       --       --       --
    Venture III No. of Units      22,899      17,931         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      14.863      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       8.348      14.863         --         --         --        --        --       --       --       --
    Venture III No. of Units      10,565       8,952         --         --         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      17.002      17.007     14.211     14.055     12.881     9.842    12.187   12.500       --       --
        Value at End of Year      10.563      17.002     17.007     14.211     14.055    12.881     9.842   12.187       --       --
    Venture III No. of Units         409       1,255      1,238      1,328      5,719     7,270     7,361    1,275       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      17.244      17.259     14.428     14.277     13.091    10.008    10.611   12.500       --       --
        Value at End of Year      10.708      17.244     17.259     14.428     14.277    13.091    10.008   10.611       --       --
    Venture III No. of Units         334         337     11,978     12,255     15,165    15,240    14,836       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --      17.119     14.333     14.204     13.044     9.986    10.611   12.500       --       --
        Value at End of Year          --      17.079     17.119     14.333     14.204    13.044     9.986   10.611       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      17.073     14.301     14.180     13.028     9.979    12.388   12.500       --       --
        Value at End of Year          --      17.024     17.073     14.301     14.180    13.028     9.979   12.388       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
  11-21-2003)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --      20.807     18.179     16.746     14.908    13.813        --       --       --       --
        Value at End of Year          --      23.908     20.807     18.179     16.746    14.908        --       --       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --      23.903     20.894     19.257     17.152    15.893        --       --       --       --
        Value at End of Year          --      27.451     23.903     20.894     19.257    17.152        --       --       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --      23.710     20.756     19.159     17.090    15.838        --       --       --       --
        Value at End of Year          --      27.188     23.710     20.756     19.159    17.090        --       --       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      23.646     20.710     19.126     17.069    15.819        --       --       --       --
        Value at End of Year          --      27.101     23.646     20.710     19.126    17.069        --       --       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
  7-20-1998)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      20.481      21.042     18.985     17.508     15.505    11.052    14.756   12.500       --       --
        Value at End of Year      12.047      20.481     21.042     18.985     17.508    15.505    11.052   14.756       --       --
    Venture III No. of Units       1,481       5,832      5,867      7,024      7,926    10,803    10,911    7,527       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      18.367      18.879     17.043     15.724     13.933     9.936    10.300   12.500       --       --
        Value at End of Year      10.798      18.367     18.879     17.043     15.724    13.933     9.936   10.300       --       --
    Venture III No. of Units         691         580      4,013      4,376      4,472     4,532     4,671       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --      18.727     16.930     15.644     13.882     9.915    10.300   12.500       --       --
        Value at End of Year          --      18.191     18.727     16.930     15.644    13.882     9.915   10.300       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      18.676     16.893     15.617     13.865     9.908    13.262   12.500       --       --
        Value at End of Year          --      18.133     18.676     16.893     15.617    13.865     9.908   13.262       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      26.853      24.215     22.464     21.626     20.165    15.871    21.303   21.898       --       --
        Value at End of Year      15.177      26.853     24.215     22.464     21.626    20.165    15.871   21.303       --       --
    Venture III No. of Units     169,683     151,990    185,186    224,831    273,059   405,084   400,734  169,381       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      15.261      13.769     12.779     12.309     11.483     9.042    12.143   12.500       --       --
        Value at End of Year       8.621      15.261     13.769     12.779     12.309    11.483     9.042   12.143       --       --
    Venture III No. of Units     376,442     236,536    332,540    446,496    591,541   700,061   733,780    6,710       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      15.115      13.657     12.695     12.246     11.441     9.023    12.136   12.500       --       --
        Value at End of Year       8.526      15.115     13.657     12.695     12.246    11.441     9.023   12.136       --       --
    Venture III No. of Units      35,344      36,029     43,030     43,523     51,035    71,726    67,960    6,710       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.066      13.621     12.667     12.225     11.428     9.017    12.133   12.500       --       --
        Value at End of Year       8.494      15.066     13.621     12.667     12.225    11.428     9.017   12.133       --       --
    Venture III No. of Units      84,718     100,228    122,320    165,401    205,182   200,869   210,871   69,505       --       --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.962      14.424     13.414     12.943     12.091     9.527    11.661       --       --       --
        Value at End of Year       9.007      15.962     14.424     13.414     12.943    12.091     9.527       --       --       --
    Venture III No. of Units   2,029,070   2,172,974  2,671,447  2,875,894  2,397,411 1,497,368   467,566       --       --       --
 NY Venture III No. of Units     172,630     153,308    179,909    192,392    129,971    79,549    28,105       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.062      15.426     14.353     13.855     12.950    10.209    12.500       --       --       --
        Value at End of Year       9.623      17.062     15.426     14.353     13.855    12.950    10.209       --       --       --
    Venture III No. of Units     605,505     652,367    851,820  1,106,527  1,287,623 1,447,638   746,218       --       --       --
 NY Venture III No. of Units     192,476     172,849    223,115    255,418    205,768   133,615   114,270       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      16.918      15.319     14.275     13.801     12.918    10.200    12.500       --       --       --
        Value at End of Year       9.527      16.918     15.319     14.275     13.801    12.918    10.200       --       --       --
    Venture III No. of Units   1,222,351   1,251,490  1,573,877  1,678,672  1,183,363   492,024    67,960       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.870      15.284     14.249     13.782     12.908    10.196    12.500       --       --       --
        Value at End of Year       9.496      16.870     15.284     14.249     13.782    12.908    10.196       --       --       --
    Venture III No. of Units      85,506      72,274     93,052    111,893    148,744   161,025   104,192       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.106      17.335     16.186     15.679     14.706    12.500        --       --       --       --
        Value at End of Year      10.738      19.106     17.335     16.186     15.679    14.706        --       --       --       --
    Venture III No. of Units     144,505     140,425    175,631    163,658    120,990    49,072        --       --       --       --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      10.160       9.256      9.201      8.205      7.630     5.992     8.779    9.196       --       --
        Value at End of Year       6.273      10.160      9.256      9.201      8.205     7.630     5.992    8.779       --       --
    Venture III No. of Units     287,512     360,827    520,227    254,549    358,348   387,166   366,979   80,024       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      13.694      12.481     12.413     11.076     10.305     8.095    11.868   12.500       --       --
        Value at End of Year       8.451      13.694     12.481     12.413     11.076    10.305     8.095   11.868       --       --
    Venture III No. of Units     223,316     283,863    407,101    240,673    289,125   339,054   367,924    4,837       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      13.562      12.380     12.331     11.019     10.267     8.078    11.861   12.500       --       --
        Value at End of Year       8.357      13.562     12.380     12.331     11.019    10.267     8.078   11.861       --       --
    Venture III No. of Units      21,174      23,094     23,849     11,535     13,330    18,973    39,623    4,837       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.519      12.346     12.304     11.000     10.255     8.073    11.858   12.500       --       --
        Value at End of Year       8.326      13.519     12.346     12.304     11.000    10.255     8.073   11.858       --       --
    Venture III No. of Units     173,580     182,164    221,171     67,060     94,529   109,634   103,157   20,129       --       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      14.700      13.420     13.367     11.952     11.125     8.743    11.443       --       --       --
        Value at End of Year       8.326      14.700     13.420     13.367     11.952    11.125     8.743       --       --       --
    Venture III No. of Units     863,583   1,065,051  1,473,495    765,855    643,607   565,726   202,403       --       --       --
 NY Venture III No. of Units      59,267      77,632     84,168     20,075     21,384    11,100    11,847       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      16.012      14.626     14.575     13.038     12.142     9.547    12.500       --       --       --
        Value at End of Year       9.861      16.012     14.626     14.575     13.038    12.142     9.547       --       --       --
    Venture III No. of Units     635,839     779,261  1,073,787    614,695    714,630   788,230   397,347       --       --       --
 NY Venture III No. of Units     112,167     144,581    198,806     42,337     45,087    36,933    26,055       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.877      14.525     14.496     12.987     12.112     9.538    12.500       --       --       --
        Value at End of Year       9.763      15.877     14.525     14.496     12.987    12.112     9.538       --       --       --
    Venture III No. of Units     474,346     571,431    771,867    357,179    273,041   174,607    39,623       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.832      14.491     14.470     12.970     12.102     9.535    12.500       --       --       --
        Value at End of Year       9.730      15.832     14.491     14.470     12.970    12.102     9.535       --       --       --
    Venture III No. of Units      68,889      85,055    109,450     80,330    100,979   108,546    65,452       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.312      17.703     17.703     15.892     14.851    12.500        --       --       --       --
        Value at End of Year      11.851      19.312     17.703     17.703     15.892    14.851        --       --       --       --
    Venture III No. of Units      18,723      27,714     50,143     16,881     16,513    12,116        --       --       --       --

CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.056          --         --         --         --        --        --       --       --       --
    Venture III No. of Units   5,000,267          --         --         --         --        --        --       --       --       --
 NY Venture III No. of Units     248,040          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.053          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      54,116          --         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      10,557          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.046          --         --         --         --        --        --       --       --       --
    Venture III No. of Units   2,574,671          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.043          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      19,002          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.036          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      43,426          --         --         --         --        --        --       --       --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
      Value at Start of Year      14.431      16.828     14.768     13.745     12.500        --        --       --       --       --
        Value at End of Year       7.710      14.431     16.828     14.768     13.745        --        --       --       --       --
    Venture III No. of Units     219,212     263,018    321,955    178,689    121,626        --        --       --       --       --
 NY Venture III No. of Units      34,301      39,281     35,669     19,768     17,716        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      14.405      16.805     14.756     13.741     12.500        --        --       --       --       --
        Value at End of Year       7.692      14.405     16.805     14.756     13.741        --        --       --       --       --
    Venture III No. of Units      47,085      74,381    136,097     40,825     11,187        --        --       --       --       --
 NY Venture III No. of Units      18,899      15,539     20,624     25,715     18,657        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      14.326      16.739     14.719     13.727     12.500        --        --       --       --       --
        Value at End of Year       7.638      14.326     16.739     14.719     13.727        --        --       --       --       --
    Venture III No. of Units     142,586     148,221    230,487    127,848     67,852        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.300      16.716     14.707     13.723     12.500        --        --       --       --       --
        Value at End of Year       7.621      14.300     16.716     14.707     13.723        --        --       --       --       --
    Venture III No. of Units      11,991       6,599     11,406      6,688      2,559        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      14.222      16.650     14.671     13.709     12.500        --        --       --       --       --
        Value at End of Year       7.567      14.222     16.650     14.671     13.709        --        --       --       --       --
    Venture III No. of Units       1,413       5,872      5,509      5,933      4,832        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       8.738          --         --         --         --        --        --       --       --       --
    Venture III No. of Units   1,831,891          --         --         --         --        --        --       --       --       --
 NY Venture III No. of Units      20,014          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       8.736          --         --         --         --        --        --       --       --       --
    Venture III No. of Units       7,374          --         --         --         --        --        --       --       --       --
 NY Venture III No. of Units       1,548          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       8.728          --         --         --         --        --        --       --       --       --
    Venture III No. of Units     915,753          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       8.726          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      11,240          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       8.719          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      12,657          --         --         --         --        --        --       --       --       --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
      Value at Start of Year      13.251      12.703     12.463     12.500         --        --        --       --       --       --
        Value at End of Year      13.443      13.251     12.703     12.463         --        --        --       --       --       --
    Venture III No. of Units      36,280      34,960      7,442        391         --        --        --       --       --       --
 NY Venture III No. of Units       6,165         126        479        121         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      13.233      12.692     12.459     12.500         --        --        --       --       --       --
        Value at End of Year      13.419      13.233     12.692     12.459         --        --        --       --       --       --
    Venture III No. of Units      94,428       4,323      1,739        414         --        --        --       --       --       --
 NY Venture III No. of Units         259         256         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      13.180      12.660     12.446     12.500         --        --        --       --       --       --
        Value at End of Year      13.345      13.180     12.660     12.446         --        --        --       --       --       --
    Venture III No. of Units     103,611       8,468      6,436      3,739         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.163      12.650     12.442     12.500         --        --        --       --       --       --
        Value at End of Year      13.320      13.163     12.650     12.442         --        --        --       --       --       --
    Venture III No. of Units          53          82         81         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.110      12.618     12.430     12.500         --        --        --       --       --       --
        Value at End of Year      13.247      13.110     12.618     12.430         --        --        --       --       --       --
    Venture III No. of Units       5,022          --         --         --         --        --        --       --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
      Value at Start of Year      14.152      15.317     14.624     14.055     12.500        --        --       --       --       --
        Value at End of Year       6.321      14.152     15.317     14.624     14.055        --        --       --       --       --
    Venture III No. of Units     750,837     848,728    265,806    984,498    517,680        --        --       --       --       --
 NY Venture III No. of Units      48,028      65,439     67,270     60,439     14,371        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      14.126      15.296     14.612     14.051     12.500        --        --       --       --       --
        Value at End of Year       6.306      14.126     15.296     14.612     14.051        --        --       --       --       --
    Venture III No. of Units      18,246      31,830     44,377     94,766     76,892        --        --       --       --       --
 NY Venture III No. of Units      56,005      53,098     76,667     59,349     21,952        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      14.049      15.235     14.576     14.037     12.500        --        --       --       --       --
        Value at End of Year       6.262      14.049     15.235     14.576     14.037        --        --       --       --       --
    Venture III No. of Units     446,779     430,852    482,630    640,016    334,984        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.023      15.215     14.563     14.032     12.500        --        --       --       --       --
        Value at End of Year       6.247      14.023     15.215     14.563     14.032        --        --       --       --       --
    Venture III No. of Units         541       1,985      2,298      7,103     20,008        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.946      15.155     14.527     14.018     12.500        --        --       --       --       --
        Value at End of Year       6.204      13.946     15.155     14.527     14.018        --        --       --       --       --
    Venture III No. of Units      33,265      36,549     35,430     38,636     21,509        --        --       --       --       --

DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.121          --         --         --         --        --        --       --       --       --
    Venture III No. of Units   2,500,233          --         --         --         --        --        --       --       --       --
 NY Venture III No. of Units     143,699          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.119          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      46,907          --         --         --         --        --        --       --       --       --
 NY Venture III No. of Units       1,217          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.111          --         --         --         --        --        --       --       --       --
    Venture III No. of Units     936,755          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.109          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      24,018          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.500          --         --         --         --        --        --       --       --       --
        Value at End of Year       9.101          --         --         --         --        --        --       --       --       --
    Venture III No. of Units      12,829          --         --         --         --        --        --       --       --       --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-03-1989)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --         --         --     18.084    17.576    16.605   16.389       --       --
        Value at End of Year          --          --         --         --     18.473    18.084    17.576   16.605       --       --
    Venture III No. of Units          --          --         --         --    176,824   206,285   225,423   40,386       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --         --         --     13.790    13.410    12.675   12.500       --       --
        Value at End of Year          --          --         --         --     14.080    13.790    13.410   12.675       --       --
    Venture III No. of Units          --          --         --         --    188,742   225,752   305,030   26,252       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --         --     13.741    13.381    12.667   12.500       --       --
        Value at End of Year          --          --         --         --     14.008    13.741    13.381   12.667       --       --
    Venture III No. of Units          --          --         --         --      3,694     6,559    16,141   26,252       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     13.724    13.372    12.665   12.500       --       --
        Value at End of Year          --          --         --         --     13.984    13.724    13.372   12.665       --       --
    Venture III No. of Units          --          --         --         --     84,618    86,438    78,504   34,146       --       --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --         --     13.566    13.186    12.505       --       --       --
        Value at End of Year          --          --         --         --     13.831    13.566    13.186       --       --       --
    Venture III No. of Units          --          --         --         --  7,401,186   695,637   252,850       --       --       --
 NY Venture III No. of Units          --          --         --         --    254,299    48,803    23,178       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --         --     13.550    13.177    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.807    13.550    13.177       --       --       --
    Venture III No. of Units          --          --         --         --    476,849   501,679   253,046       --       --       --
 NY Venture III No. of Units          --          --         --         --    417,666    56,838    67,059       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --         --     13.517    13.165    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.753    13.517    13.165       --       --       --
    Venture III No. of Units          --          --         --         --  4,302,819   206,340    16,141       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     13.505    13.160    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.735    13.505    13.160       --       --       --
    Venture III No. of Units          --          --         --         --     85,622   106,307    70,827       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --         --     12.529    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     12.723    12.529        --       --       --       --
    Venture III No. of Units          --          --         --         --    311,393    33,885        --       --       --       --

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --       5.421      4.963      4.489      4.149     3.269     4.639    5.329       --       --
        Value at End of Year          --       5.826      5.421      4.963      4.489     4.149     3.269    4.639       --       --
    Venture III No. of Units          --     342,288    440,165    623,403    827,660   981,398   289,494  114,862       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --      12.543     11.490     10.397      9.615     7.579    10.761   12.500       --       --
        Value at End of Year          --      13.473     12.543     11.490     10.397     9.615     7.579   10.761       --       --
    Venture III No. of Units          --     156,693    215,226    280,749    441,186   518,212   140,674    3,436       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --      12.441     11.414     10.344      9.580     7.563    10.754   12.500       --       --
        Value at End of Year          --      13.344     12.441     11.414     10.344     9.580     7.563   10.754       --       --
    Venture III No. of Units          --       4,233      7,820      8,051      9,149    15,496     4,726    3,436       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      12.408     11.389     10.326      9.568     7.557    10.752   12.500       --       --
        Value at End of Year          --      13.301     12.408     11.389     10.326     9.568     7.557   10.752       --       --
    Venture III No. of Units          --     130,999    161,032    222,815    225,775   268,434    46,340   24,817       --       --

DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --      15.365     14.505     13.165     12.165     9.578    11.843       --       --       --
        Value at End of Year          --      16.964     15.365     14.505     13.165    12.165     9.578       --       --       --
    Venture III No. of Units          --     239,917    356,033    462,359    528,200   541,610    87,128       --       --       --
 NY Venture III No. of Units          --      13,422     16,936     23,011     18,994    17,929     4,320       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --      16.636     15.282     13.877     12.829    10.106    12.500       --       --       --
        Value at End of Year          --      17.855     16.636     15.282     13.877    12.829    10.106       --       --       --
    Venture III No. of Units          --     220,015    305,451    478,947    605,108   709,524    82,533       --       --       --
 NY Venture III No. of Units          --      22,354     18,373     27,519     33,123    40,444     5,544       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --      16.520     15.199     13.822     12.798    10.097    12.500       --       --       --
        Value at End of Year          --      17.705     16.520     15.199     13.822    12.798    10.097       --       --       --
    Venture III No. of Units          --      67,173     80,833    164,259    101,183   104,025     4,726       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      16.482     15.171     13.804     12.787    10.093    12.500       --       --       --
        Value at End of Year          --      17.655     16.482     15.171     13.804    12.787    10.093       --       --       --
    Venture III No. of Units          --      51,651     63,069    181,834     94,881   184,625    13,216       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --      19.906     18.350     16.721     15.513    12.500        --       --       --       --
        Value at End of Year          --      21.291     19.906     18.350     16.721    15.513        --       --       --       --
    Venture III No. of Units          --       7,449      8,917     56,261     11,368    28,603        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year          --      19.616     17.903     16.950     16.159    12.500        --       --       --       --
        Value at End of Year          --      20.014     19.616     17.903     16.950    16.159        --       --       --       --
    Venture III No. of Units          --      47,689     70,903     60,906     72,374    28,839        --       --       --       --
 NY Venture III No. of Units          --       2,407      2,296      2,115      1,792       281        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --      19.580     17.880     16.936     16.154    12.500        --       --       --       --
        Value at End of Year          --      19.967     19.580     17.880     16.936    16.154        --       --       --       --
    Venture III No. of Units          --       9,943     13,169     11,805     11,246     7,937        --       --       --       --
 NY Venture III No. of Units          --      15,924     25,712     17,623     13,145     8,439        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --      19.473     17.809     16.894     16.138    12.500        --       --       --       --
        Value at End of Year          --      19.828     19.473     17.809     16.894    16.138        --       --       --       --
    Venture III No. of Units          --      34,848     50,665     55,386     45,303    13,253        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      19.438     17.785     16.880     16.132    12.500        --       --       --       --
        Value at End of Year          --      19.782     19.438     17.785     16.880    16.132        --       --       --       --
    Venture III No. of Units          --       1,835      2,355     12,262      6,010     5,961        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --      19.331     17.714     16.838     16.117    12.500        --       --       --       --
        Value at End of Year          --      19.644     19.331     17.714     16.838    16.117        --       --       --       --
    Venture III No. of Units          --       1,308      1,896      2,029      2,310     1,165        --       --       --       --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      20.423      19.218     19.078     16.950     16.832    12.246    17.586   17.912       --       --
        Value at End of Year      11.393      20.423     19.218     19.078     16.950    16.832    12.246   17.586       --       --
    Venture III No. of Units      50,860      66,699     93,755    136,855      6,561   208,059   187,231   45,391       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      14.032      13.211     13.121     16.936     11.588     8.435    12.119   12.500       --       --
        Value at End of Year       7.824      14.032     13.211     13.121     16.936    11.588     8.435   12.119       --       --
    Venture III No. of Units      78,329      88,896    122,288    185,432      2,628   327,397   284,440    2,557       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      13.897      13.104     13.034     16.894     11.546     8.417    12.111   12.500       --       --
        Value at End of Year       7.737      13.897     13.104     13.034     16.894    11.546     8.417   12.111       --       --
    Venture III No. of Units      17,255      17,665     17,708     18,488         75    27,653    28,910    2,557       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.852      13.068     13.005     16.880     11.532     8.411    12.109   12.500       --       --
        Value at End of Year       7.709      13.852     13.068     13.005     16.880    11.532     8.411   12.109       --       --
    Venture III No. of Units      19,963      36,229     38,613     91,110         52   127,291   110,428   25,841       --       --

EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      14.963      14.107     14.036     13.608     12.428     9.059    11.865       --       --       --
        Value at End of Year       8.330      14.963     14.107     14.036     13.608    12.428     9.059       --       --       --
    Venture III No. of Units     413,935     497,182    746,640    973,157  1,033,645   835,003   174,849       --       --       --
 NY Venture III No. of Units      22,661      27,338     30,605     32,329     32,486    22,745    15,125       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.720      14.828     14.760     14.317     13.083     9.540    12.500       --       --       --
        Value at End of Year       8.747      15.720     14.828     14.760     14.317    13.083     9.540       --       --       --
    Venture III No. of Units     184,895     229,315    357,208    576,528    721,122   813,809   284,420       --       --       --
 NY Venture III No. of Units      47,730      55,562     77,144     99,979     96,469    46,979    19,621       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.588      14.726     14.680     14.261     13.051     9.531    12.500       --       --       --
        Value at End of Year       8.660      15.588     14.726     14.680     14.261    13.051     9.531       --       --       --
    Venture III No. of Units     238,638     292,180    433,321    616,145    624,965   444,605     5,714       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.544      14.691     14.653     14.242     13.040     9.528    12.500       --       --       --
        Value at End of Year       8.632      15.544     14.691     14.653     14.242    13.040     9.528       --       --       --
    Venture III No. of Units     155,897     151,099     46,472    160,149     71,109   154,311    57,058       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.136      18.114     18.094     17.613     16.151    12.500        --       --       --       --
        Value at End of Year      10.611      19.136     18.114     18.094     17.613    16.151        --       --       --       --
    Venture III No. of Units      69,590      71,902     34,297     83,935     30,299    31,578        --       --       --       --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      33.899      33.350     28.485     27.864     24.675    19.976    23.419   23.987       --       --
        Value at End of Year      21.352      33.899     33.350     28.485     27.864    24.675    19.976   23.419       --       --
    Venture III No. of Units     164,302     203,444    287,725    339,253    450,077   484,523   535,366  133,370       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      17.529      17.254     14.744     14.431     12.785    10.356    12.147   12.500       --       --
        Value at End of Year      11.036      17.529     17.254     14.744     14.431    12.785    10.356   12.147       --       --
    Venture III No. of Units     377,666     459,791    637,450    801,467  1,052,521 1,142,868 1,276,620   28,697       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      17.361      17.115     14.647     14.357     12.739    10.334    12.139   12.500       --       --
        Value at End of Year      10.913      17.361     17.115     14.647     14.357    12.739    10.334   12.139       --       --
    Venture III No. of Units      19,867      23,296     27,983     52,412     55,715    74,231    72,429   28,697       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.306      17.068     14.615     14.332     12.723    10.326    12.137   12.500       --       --
        Value at End of Year      10.873      17.306     17.068     14.615     14.332    12.723    10.326   12.137       --       --
    Venture III No. of Units     102,430     144,321    198,807    251,739    327,655   316,798   469,145   72,763       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      17.998      17.739     15.184     14.882     13.202    10.703    12.849       --       --       --
        Value at End of Year      11.302      17.998     17.739     15.184     14.882    13.202    10.703       --       --       --
    Venture III No. of Units   2,533,881   3,098,317  4,134,460  4,382,894  4,038,819 2,428,665   789,636       --       --       --
 NY Venture III No. of Units     193,609     246,063    279,115    317,099    247,244   186,829    94,077       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.461      17.217     14.745     14.459     12.833    10.409    12.500       --       --       --
        Value at End of Year      10.958      17.461     17.217     14.745     14.459    12.833    10.409       --       --       --
    Venture III No. of Units   1,091,931   1,457,607  1,888,043  2,573,331  2,845,382 3,022,629 1,472,896       --       --       --
 NY Venture III No. of Units     271,261     322,274    401,804    464,276    354,708   170,015   208,253       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.314      17.098     14.665     14.402     12.802    10.399    12.500       --       --       --
        Value at End of Year      10.850      17.314     17.098     14.665     14.402    12.802    10.399       --       --       --
    Venture III No. of Units   1,228,640   1,666,223  2,172,178  2,534,354  2,129,976   922,828    72,429       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.265      17.059     14.638     14.383     12.791    10.396    12.500       --       --       --
        Value at End of Year      10.814      17.265     17.059     14.638     14.383    12.791    10.396       --       --       --
    Venture III No. of Units     136,097     171,482    214,354    295,590    431,918   447,595   254,248       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      20.097      19.887     17.091     16.818     14.979    12.500        --       --       --       --
        Value at End of Year      12.569      20.097     19.887     17.091     16.818    14.979        --       --       --       --
    Venture III No. of Units      78,109      94,625    128,197    130,409    113,811    51,449        --       --       --       --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      15.889      17.337     14.315     13.256     12.210     9.293    11.505   12.109       --       --
        Value at End of Year       8.649      15.889     17.337     14.315     13.256    12.210     9.293   11.505       --       --
    Venture III No. of Units      73,584      88,638    127,639    179,945    280,690   313,309   329,587   79,463       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      16.269      17.760     14.672     13.594     12.527     9.539    11.816   12.500       --       --
        Value at End of Year       8.852      16.269     17.760     14.672     13.594    12.527     9.539   11.816       --       --
    Venture III No. of Units      48,140      54,442     98,212    113,493    147,080   157,593   162,475       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      16.113      17.617     14.575     13.524     12.482     9.519    11.808   12.500       --       --
        Value at End of Year       8.754      16.113     17.617     14.575     13.524    12.482     9.519   11.808       --       --
    Venture III No. of Units       3,655       3,621      4,978      6,553     15,814    22,989    25,104       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.061      17.569     14.543     13.501     12.467     9.512    11.806   12.500       --       --
        Value at End of Year       8.721      16.061     17.569     14.543     13.501    12.467     9.512   11.806       --       --
    Venture III No. of Units      35,301      51,320     84,336     95,825    131,727   132,728   147,104   30,899       --       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      17.527      19.147     15.855     14.703     13.578    10.348    12.638       --       --       --
        Value at End of Year       9.524      17.527     19.147     15.855     14.703    13.578    10.348       --       --       --
    Venture III No. of Units     626,803     581,504    854,054    617,520    644,275   585,235   239,270       --       --       --
 NY Venture III No. of Units      36,216      42,078     45,403     33,508     31,040    24,981     5,638       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.287      18.894     15.653     14.523     13.419    10.231    12.500       --       --       --
        Value at End of Year       9.389      17.287     18.894     15.653     14.523    13.419    10.231       --       --       --
    Venture III No. of Units     174,737     151,574    312,480    380,115    431,763   468,599   175,574       --       --       --
 NY Venture III No. of Units      59,726      61,185     75,084     66,298     75,100    40,520    28,212       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.141      18.763     15.568     14.465     13.386    10.221    12.500       --       --       --
        Value at End of Year       9.295      17.141     18.763     15.568     14.465    13.386    10.221       --       --       --
    Venture III No. of Units     232,240     223,376    399,160    278,434    267,698   193,147    25,104       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.093      18.720     15.540     14.446     13.375    10.218    12.500       --       --       --
        Value at End of Year       9.265      17.093     18.720     15.540     14.446    13.375    10.218       --       --       --
    Venture III No. of Units      22,488      24,201     56,529     69,839     74,119    86,863    54,273       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.862      21.785     18.111     16.862     15.635    12.500        --       --       --       --
        Value at End of Year      10.749      19.862     21.785     18.111     16.862    15.635        --       --       --       --
    Venture III No. of Units      15,270      17,085     37,600     32,445     30,536    21,333        --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      11.973      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.590      11.973         --         --         --        --        --       --       --       --
    Venture III No. of Units  44,914,486  30,024,016         --         --         --        --        --       --       --       --
 NY Venture III No. of Units   3,297,447   1,839,487         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      11.969      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.583      11.969         --         --         --        --        --       --       --       --
    Venture III No. of Units     410,843     665,711         --         --         --        --        --       --       --       --
 NY Venture III No. of Units     117,000     137,635         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      11.957      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.564      11.957         --         --         --        --        --       --       --       --
    Venture III No. of Units  25,186,875  17,986,003         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      11.953      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.558      11.953         --         --         --        --        --       --       --       --
    Venture III No. of Units     272,990     485,164         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      11.941      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       7.539      11.941         --         --         --        --        --       --       --       --
    Venture III No. of Units     132,470     177,565         --         --         --        --        --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      16.572      16.195     14.377     13.428     12.211     9.561    11.601   11.960       --       --
        Value at End of Year       9.891      16.572     16.195     14.377     13.428    12.211     9.561   11.601       --       --
    Venture III No. of Units     448,391     332,249    456,599    584,896    797,463 1,102,100 1,126,983  489,147       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      17.194      16.811     14.931     13.953     12.695     9.945    12.072   12.500       --       --
        Value at End of Year      10.257      17.194     16.811     14.931     13.953    12.695     9.945   12.072       --       --
    Venture III No. of Units     519,231     368,902    483,599    658,777    957,799 1,022,920 1,103,460   40,942       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      17.029      16.675     14.833     13.882     12.649     9.924    12.064   12.500       --       --
        Value at End of Year      10.143      17.029     16.675     14.833     13.882    12.649     9.924   12.064       --       --
    Venture III No. of Units      69,073      51,880     52,594     53,878     32,731    39,988    40,455   40,942       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.975      16.630     14.800     13.858     12.634     9.917    12.062   12.500       --       --
        Value at End of Year      10.105      16.975     16.630     14.800     13.858    12.634     9.917   12.062       --       --
    Venture III No. of Units     296,413     230,648    294,750    379,986    404,510   373,487   361,506  116,042       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      18.237      17.851     15.885     14.856     13.552    10.633    12.595       --       --       --
        Value at End of Year       8.213      18.237     17.851     15.885     14.856    13.552    10.633       --       --       --
    Venture III No. of Units   6,101,483   6,152,981  6,237,118  4,405,762  2,947,953 1,743,830   515,915       --       --       --
 NY Venture III No. of Units     419,629     416,854    354,968    175,138     74,489    39,812    87,372       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      18.049      17.675     15.737     14.725     13.440    10.550    12.500       --       --       --
        Value at End of Year      10.742      18.049     17.675     15.737     14.725    13.440    10.550       --       --       --
    Venture III No. of Units   1,088,724     921,813  1,328,832  1,767,029  1,917,991 1,873,345   929,985       --       --       --
 NY Venture III No. of Units     256,101     265,727    334,350    318,196    254,902   120,094    99,581       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.897      17.553     15.651     14.666     13.407    10.540    12.500       --       --       --
        Value at End of Year      10.635      17.897     17.553     15.651     14.666    13.407    10.540       --       --       --
    Venture III No. of Units   3,763,582   3,861,173  3,883,211  2,625,432  1,597,541   724,423    40,455       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.847      17.512     15.623     14.647     13.396    10.536    12.500       --       --       --
        Value at End of Year      10.600      17.847     17.512     15.623     14.647    13.396    10.536       --       --       --
    Venture III No. of Units     156,536     114,452    163,735    181,238    193,886   199,283   157,548       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      20.363      20.012     17.880     16.788     15.377    12.500        --       --       --       --
        Value at End of Year      12.077      20.363     20.012     17.880     16.788    15.377        --       --       --       --
    Venture III No. of Units     151,000     132,627    158,633    151,883     83,418    46,913        --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      12.810      12.389     11.096     10.621      9.579     7.703    10.197   10.834       --       --
        Value at End of Year       8.279      12.810     12.389     11.096     10.621     9.579     7.703   10.197       --       --
    Venture III No. of Units      30,413      42,452     56,921     72,936     92,760   110,472   137,152   40,851       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      14.678      14.202     12.727     12.188     10.997     8.848    11.719   12.500       --       --
        Value at End of Year       9.482      14.678     14.202     12.727     12.188    10.997     8.848   11.719       --       --
    Venture III No. of Units      65,018      76,763     95,229     79,038    103,250   105,136   134,626       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      14.537      14.087     12.642     12.126     10.957     8.829    11.712   12.500       --       --
        Value at End of Year       9.376      14.537     14.087     12.642     12.126    10.957     8.829   11.712       --       --
    Venture III No. of Units       9,896      10,169     10,247     10,591     10,796    11,919    12,394       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.491      14.049     12.615     12.105     10.944     8.823    11.709   12.500       --       --
        Value at End of Year       9.342      14.491     14.049     12.615     12.105    10.944     8.823   11.709       --       --
    Venture III No. of Units      20,573      22,145     24,605     24,348     34,794    40,883   135,425   11,123       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.790      15.308     13.738     13.184     11.912     9.575    11.800       --       --       --
        Value at End of Year      10.189      15.790     15.308     13.738     13.184    11.912     9.575       --       --       --
    Venture III No. of Units   3,563,465   4,162,261  3,953,167  2,344,078    838,415   241,284    49,036       --       --       --
 NY Venture III No. of Units     319,766     362,827    310,890    137,976     26,592     8,273     2,183       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      16.679      16.179     14.526     13.947     12.608    10.140    12.500       --       --       --
        Value at End of Year      10.757      16.679     16.179     14.526     13.947    12.608    10.140       --       --       --
    Venture III No. of Units      97,316     133,986    202,916    300,268    271,077   215,426   121,427       --       --       --
 NY Venture III No. of Units      38,973      64,092    107,441    109,834     99,867    76,541    11,718       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      16.539      16.067     14.447     13.892     12.577    10.130    12.500       --       --       --
        Value at End of Year      10.651      16.539     16.067     14.447     13.892    12.577    10.130       --       --       --
    Venture III No. of Units   2,300,256   2,618,626  2,476,013  1,364,373    531,937   155,717    12,394       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.492      16.030     14.421     13.874     12.567    10.127    12.500       --       --       --
        Value at End of Year      10.615      16.492     16.030     14.421     13.874    12.567    10.127       --       --       --
    Venture III No. of Units      13,126      14,992     20,799     27,023     30,370    34,337    20,731       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.346      18.832     16.968     16.348     14.830    12.500        --       --       --       --
        Value at End of Year      12.434      19.346     18.832     16.968     16.348    14.830        --       --       --       --
    Venture III No. of Units      93,516     103,523    108,797     99,196     51,466    10,306        --       --       --       --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      20.077      18.620     17.981     19.559     18.037    15.891    13.449   13.259       --       --
        Value at End of Year      18.863      20.077     18.620     17.981     19.559    18.037    15.891   13.449       --       --
    Venture III No. of Units      65,096      72,830     87,463    123,116    141,559   135,305   122,886    8,068       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      18.851      17.491     16.900     18.392     16.970    14.958    12.666   12.500       --       --
        Value at End of Year      17.702      18.851     17.491     16.900     18.392    16.970    14.958   12.666       --       --
    Venture III No. of Units      85,044     155,798     93,302    116,053    151,103   141,883   159,585    1,821       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      18.671      17.350     16.788     18.298     16.909    14.926    12.658   12.500       --       --
        Value at End of Year      17.506      18.671     17.350     16.788     18.298    16.909    14.926   12.658       --       --
    Venture III No. of Units       5,344       5,850      6,126      6,703     14,147    12,385     9,637    1,821       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.611      17.303     16.751     18.267     16.888    14.916    12.655   12.500       --       --
        Value at End of Year      17.442      18.611     17.303     16.751     18.267    16.888    14.916   12.655       --       --
    Venture III No. of Units      23,300      17,567     22,402     32,345     31,689    36,711    43,687    4,688       --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      18.711      17.397     16.833     18.332     16.932    14.947    13.066       --       --       --
        Value at End of Year      17.546      18.711     17.397     16.833     18.332    16.932    14.947       --       --       --
    Venture III No. of Units   2,597,753   3,609,284  3,567,522  2,482,846  1,609,236   862,965   266,414       --       --       --
 NY Venture III No. of Units     172,455     242,358    200,869     94,948     43,981    18,393    17,778       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.850      16.606     16.075     17.515     16.186    14.295    12.500       --       --       --
        Value at End of Year      16.731      17.850     16.606     16.075     17.515    16.186    14.295       --       --       --
    Venture III No. of Units     318,659     293,695    346,195    577,708    551,915   592,595   207,523       --       --       --
 NY Venture III No. of Units      79,471      91,642    133,171    102,785     91,274    44,080    73,987       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.700      16.491     15.987     17.446     16.146    14.282    12.500       --       --       --
        Value at End of Year      16.565      17.700     16.491     15.987     17.446    16.146    14.282       --       --       --
    Venture III No. of Units   1,794,321   2,634,752  2,298,488  1,552,367    793,677   263,005     9,637       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.650      16.452     15.958     17.423     16.133    14.277    12.500       --       --       --
        Value at End of Year      16.510      17.650     16.452     15.958     17.423    16.133    14.277       --       --       --
    Venture III No. of Units      41,707      35,386     43,793     74,572    105,122    99,515    51,802       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      14.585      13.615     13.226     14.462     13.412    12.500        --       --       --       --
        Value at End of Year      13.622      14.585     13.615     13.226     14.462    13.412        --       --       --       --
    Venture III No. of Units     146,408     119,230    124,943    116,178     80,275    59,221        --       --       --       --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      25.131      25.215     21.304     19.560     17.329    13.822    17.372   18.932       --       --
        Value at End of Year      14.943      25.131     25.215     21.304     19.560    17.329    13.822   17.372       --       --
    Venture III No. of Units      41,785      44,994     54,289     71,685    103,717   132,638   153,924   68,230       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      16.389      16.452     13.907     12.775     11.324     9.036    11.363   12.500       --       --
        Value at End of Year       9.740      16.389     16.452     13.907     12.775    11.324     9.036   11.363       --       --
    Venture III No. of Units      40,834      54,127     48,509     93,754    118,180   124,289   174,250    1,126       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      16.232      16.318     13.815     12.709     11.283     9.017    11.356   12.500       --       --
        Value at End of Year       9.632      16.232     16.318     13.815     12.709    11.283     9.017   11.356       --       --
    Venture III No. of Units         919         905      2,729      9,186      9,095    17,187    18,265    1,126       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.180      16.274     13.784     12.688     11.269     9.011    11.353   12.500       --       --
        Value at End of Year       9.596      16.180     16.274     13.784     12.688    11.269     9.011   11.353       --       --
    Venture III No. of Units      83,852      88,763     90,599     97,354    112,476   100,494    93,038   14,279       --       --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      18.321      18.425     15.597     14.349     12.737    10.178    12.324       --       --       --
        Value at End of Year      10.876      18.321     18.425     15.597     14.349    12.737    10.178       --       --       --
    Venture III No. of Units     187,231     249,795    410,093    440,210    328,873   237,217   109,336       --       --       --
 NY Venture III No. of Units      10,889      18,700     22,399     12,723      9,161     4,890     6,453       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      18.529      18.645     15.790     14.534     12.908    10.319    12.500       --       --       --
        Value at End of Year      10.995      18.529     18.645     15.790     14.534    12.908    10.319       --       --       --
    Venture III No. of Units     147,958     182,095    255,941    323,448    358,860   338,502   215,905       --       --       --
 NY Venture III No. of Units      27,953      33,500     38,474     53,562     30,068    15,472    15,985       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      18.373      18.516     15.704     14.477     12.876    10.310    12.500       --       --       --
        Value at End of Year      10.886      18.373     18.516     15.704     14.477    12.876    10.310       --       --       --
    Venture III No. of Units     111,747     150,702    176,574    189,376    131,024    76,294    18,265       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.322      18.473     15.676     14.458     12.866    10.306    12.500       --       --       --
        Value at End of Year      10.849      18.322     18.473     15.676     14.458    12.866    10.306       --       --       --
    Venture III No. of Units      18,856      21,387     28,756     33,789     42,942    40,555    25,931       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      21.324      21.533     18.300     16.903     15.065    12.500        --       --       --       --
        Value at End of Year      12.609      21.324     21.533     18.300     16.903    15.065        --       --       --       --
    Venture III No. of Units      16,229      18,366     23,333     15,693      9,974     4,657        --       --       --       --

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
  8-04-2003)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --         --     13.915    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     13.934    13.915        --       --       --       --
    Venture III No. of Units          --          --         --         --      9,707    19,667        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --         --     13.901    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     13.885    13.901        --       --       --       --
    Venture III No. of Units          --          --         --         --        142       143        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --         --     13.915    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     13.934    13.915        --       --       --       --
    Venture III No. of Units          --          --         --         --      9,707    19,667        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     13.901    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     13.885    13.901        --       --       --       --
    Venture III No. of Units          --          --         --         --        142       143        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --         --     13.893    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     13.856    13.893        --       --       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      19.911      17.203     16.137     14.564     12.841     9.583    13.391   12.787       --       --
        Value at End of Year      13.728      19.911     17.203     16.137     14.564    12.841     9.583   13.391       --       --
    Venture III No. of Units     108,300     139,073    211,460    286,983    373,518   522,566   543,042  207,903       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      19.555      16.904     15.865     14.325     12.637     9.436    13.191   12.500       --       --
        Value at End of Year      13.476      19.555     16.904     15.865     14.325    12.637     9.436   13.191       --       --
    Venture III No. of Units      98,415     181,030    219,928    265,282    342,683   350,008   339,355    3,599       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      19.368      16.768     15.760     14.252     12.591     9.416    13.183   12.500       --       --
        Value at End of Year      13.327      19.368     16.768     15.760     14.252    12.591     9.416   13.183       --       --
    Venture III No. of Units       2,051       3,138      5,943      6,542      5,453    12,004    14,361    3,599       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.306      16.722     15.725     14.227     12.576     9.409    13.180   12.500       --       --
        Value at End of Year      13.277      19.306     16.722     15.725     14.227    12.576     9.409   13.180       --       --
    Venture III No. of Units      39,210      65,245    103,457    117,394    145,164   165,233   176,335   46,697       --       --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      19.606      16.973     15.952     14.424     12.747     9.535    11.223       --       --       --
        Value at End of Year      13.487      19.606     16.973     15.952     14.424    12.747     9.535       --       --       --
    Venture III No. of Units     598,792     740,503    861,464  1,011,800  1,089,573   772,102   299,587       --       --       --
 NY Venture III No. of Units      37,750      46,740     58,061     58,297     51,998    42,899     8,334       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      21.774      18.860     17.734     16.043     14.185    10.616    12.500       --       --       --
        Value at End of Year      14.972      21.774     18.860     17.734     16.043    14.185    10.616       --       --       --
    Venture III No. of Units     216,480     317,472    463,291    550,178    605,996   587,894   255,642       --       --       --
 NY Venture III No. of Units      81,999      89,384    126,020    134,034    128,574    67,695    33,548       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      21.591      18.729     17.637     15.980     14.150    10.606    12.500       --       --       --
        Value at End of Year      14.823      21.591     18.729     17.637     15.980    14.150    10.606       --       --       --
    Venture III No. of Units     327,790     410,361    514,020    588,658    541,226   310,055    14,361       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      21.530      18.686     17.605     15.959     14.139    10.602    12.500       --       --       --
        Value at End of Year      14.774      21.530     18.686     17.605     15.959    14.139    10.602       --       --       --
    Venture III No. of Units      41,912      48,874     80,698    124,753    123,486   134,349    58,653       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      22.694      19.725     18.612     16.897     14.993    12.500        --       --       --       --
        Value at End of Year      15.549      22.694     19.725     18.612     16.897    14.993        --       --       --       --
    Venture III No. of Units      31,875      21,524     45,858     63,089     59,654    40,234        --       --       --       --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      11.517      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.391      11.517         --         --         --        --        --       --       --       --
    Venture III No. of Units      99,022       3,829         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      11.947      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.385      11.947         --         --         --        --        --       --       --       --
    Venture III No. of Units      19,968          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      11.501      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.369      11.501         --         --         --        --        --       --       --       --
    Venture III No. of Units       7,955         838         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      11.498      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.364      11.498         --         --         --        --        --       --       --       --
    Venture III No. of Units       1,720       1,728         --         --         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --      12.500         --         --         --        --        --       --       --       --
        Value at End of Year          --      11.919         --         --         --        --        --       --       --       --
    Venture III No. of Units          --          --         --         --         --        --        --       --       --       --

HIGH YIELD TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      16.799      16.805     15.479     15.175     13.892    11.348    12.389   12.879       --       --
        Value at End of Year      11.646      16.799     16.805     15.479     15.175    13.892    11.348   12.389       --       --
    Venture III No. of Units     109,735     124,505    181,294    241,663    343,184   572,282   426,440  177,553       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      16.206      16.220     14.947     14.661     13.428    10.975    11.987   12.500       --       --
        Value at End of Year      11.229      16.206     16.220     14.947     14.661    13.428    10.975   11.987       --       --
    Venture III No. of Units      94,123     108,487    148,760    219,258    334,866   400,190   256,238    3,624       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      16.050      16.089     14.849     14.586     13.379    10.952    11.980   12.500       --       --
        Value at End of Year      11.104      16.050     16.089     14.849     14.586    13.379    10.952   11.980       --       --
    Venture III No. of Units      50,618      44,319     50,468     51,756     61,876    58,692    54,491    3,624       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.999      16.045     14.816     14.561     13.363    10.944    11.977   12.500       --       --
        Value at End of Year      11.063      15.999     16.045     14.816     14.561    13.363    10.944   11.977       --       --
    Venture III No. of Units      36,675      42,720     54,964     70,122    150,394   231,535   152,818   23,587       --       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      16.679      16.730     15.428     15.146     13.891    11.371    12.142       --       --       --
        Value at End of Year      11.533      16.679     16.730     15.428     15.146    13.891    11.371       --       --       --
    Venture III No. of Units   1,221,562   1,061,694  1,564,435  1,797,146  2,120,483 1,762,068   284,891       --       --       --
 NY Venture III No. of Units      63,659      81,199    104,589    126,053    163,790   175,755    16,234       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.123      17.184     15.855     15.572     14.289    11.702    12.500       --       --       --
        Value at End of Year      11.834      17.123     17.184     15.855     15.572    14.289    11.702       --       --       --
    Venture III No. of Units     246,498     365,731    482,504    646,754  1,098,262 1,233,595   310,509       --       --       --
 NY Venture III No. of Units      39,456      54,861     89,565    100,941    171,945   143,636    43,415       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      16.979      17.065     15.769     15.510     14.254    11.691    12.500       --       --       --
        Value at End of Year      11.717      16.979     17.065     15.769     15.510    14.254    11.691       --       --       --
    Venture III No. of Units     481,502     475,768    696,966    800,087    872,757   542,096    54,491       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.931      17.026     15.740     15.490     14.243    11.688    12.500       --       --       --
        Value at End of Year      11.678      16.931     17.026     15.740     15.490    14.243    11.688       --       --       --
    Venture III No. of Units      35,617      42,985     55,007     62,867    118,927   161,852    39,407       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      16.208      16.324     15.113     14.896     13.717    12.500        --       --       --       --
        Value at End of Year      11.163      16.208     16.324     15.113     14.896    13.717        --       --       --       --
    Venture III No. of Units      58,408      56,233     77,223     96,377    178,225    73,648        --       --       --       --

INCOME & VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      22.100      22.223     20.790     20.087     18.972    15.249    18.441   18.679       --       --
        Value at End of Year      15.188      22.100     22.223     20.790     20.087    18.972    15.249   18.441       --       --
    Venture III No. of Units     123,923     175,383    235,083    296,296    374,814   361,461   315,040   79,229       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      14.685      14.774     13.829     13.367     12.632    10.158    12.290   12.500       --       --
        Value at End of Year      10.087      14.685     14.774     13.829     13.367    12.632    10.158   12.290       --       --
    Venture III No. of Units     154,202     209,366    281,201    335,218    511,095   443,764   448,378    7,959       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      14.544      14.655     13.737     13.299     12.586    10.137    12.283   12.500       --       --
        Value at End of Year       9.975      14.544     14.655     13.737     13.299    12.586    10.137   12.283       --       --
    Venture III No. of Units         614       3,237      7,589     11,416     17,097    23,174    27,012    7,959       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.498      14.615     13.707     13.276     12.571    10.129    12.280   12.500       --       --
        Value at End of Year       9.938      14.498     14.615     13.707     13.276    12.571    10.129   12.280       --       --
    Venture III No. of Units      44,884      54,979     67,816    100,800    162,405   159,514   157,833   47,904       --       --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.008      15.122     14.179     13.730     12.995    10.461    12.066       --       --       --
        Value at End of Year      10.299      15.008     15.122     14.179     13.730    12.995    10.461       --       --       --
    Venture III No. of Units     842,168   1,161,731  1,379,833  1,597,506  1,816,378 1,187,425   299,598       --       --       --
 NY Venture III No. of Units      60,263      73,901     90,859     94,668     87,863    50,556    21,089       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.505      15.630     14.663     14.206     13.452    10.834    12.500       --       --       --
        Value at End of Year      10.635      15.505     15.630     14.663     14.206    13.452    10.834       --       --       --
    Venture III No. of Units     437,869     621,429    780,201    943,761  1,149,939 1,027,704   389,937       --       --       --
 NY Venture III No. of Units     101,570     143,920    218,821    253,761    224,293   107,445    42,937       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.374      15.522     14.583     14.149     13.419    10.824    12.500       --       --       --
        Value at End of Year      10.529      15.374     15.522     14.583     14.149    13.419    10.824       --       --       --
    Venture III No. of Units     495,341     621,431    805,475    917,091  1,196,450   534,443    27,012       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.331      15.486     14.557     14.131     13.408    10.821    12.500       --       --       --
        Value at End of Year      10.494      15.331     15.486     14.557     14.131    13.408    10.821       --       --       --
    Venture III No. of Units      51,780      77,487     91,076    124,401    159,627   144,050    57,010       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      16.385      16.576     15.604     15.171     14.416    12.500        --       --       --       --
        Value at End of Year      11.199      16.385     16.576     15.604     15.171    14.416        --       --       --       --
    Venture III No. of Units      44,349      48,178     71,569     76,555     91,542    56,698        --       --       --       --

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)
Contracts with no Optional Benefits
      Value at Start of Year      14.139      13.492     12.500         --         --        --        --       --       --       --
        Value at End of Year      10.225      14.139     13.492         --         --        --        --       --       --       --
    Venture III No. of Units   7,905,890   4,355,699  2,024,581         --         --        --        --       --       --       --
 NY Venture III No. of Units   1,011,023     724,828    344,725         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      14.126      13.486     12.500         --         --        --        --       --       --       --
        Value at End of Year      10.211      14.126     13.486         --         --        --        --       --       --       --
    Venture III No. of Units      60,399      13,900     12,201         --         --        --        --       --       --       --
 NY Venture III No. of Units      71,103      65,033     22,820         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      14.086      13.468     12.500         --         --        --        --       --       --       --
        Value at End of Year      10.167      14.086     13.468         --         --        --        --       --       --       --
    Venture III No. of Units   8,353,850   5,978,100  2,741,963         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.073      13.462     12.500         --         --        --        --       --       --       --
        Value at End of Year      10.152      14.073     13.462         --         --        --        --       --       --       --
    Venture III No. of Units      13,301       6,642      6,778         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      14.033      13.444     12.500         --         --        --        --       --       --       --
        Value at End of Year      10.108      14.033     13.444         --         --        --        --       --       --       --
    Venture III No. of Units      14,214         338      2,361         --         --        --        --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      19.845      18.109     14.755     12.937     11.378     8.879    11.527   12.213       --       --
        Value at End of Year      11.980      19.845     18.109     14.755     12.937    11.378     8.879   11.527       --       --
    Venture III No. of Units      33,232      42,193     66,919     99,150    122,226   140,930   131,348   35,653       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      19.971      18.233     14.863     13.038     11.473     8.958    11.635   12.500       --       --
        Value at End of Year      12.050      19.971     18.233     14.863     13.038    11.473     8.958   11.635       --       --
    Venture III No. of Units      63,356      75,565     87,303     88,700    136,031   154,065   176,546    1,577       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      19.779      18.085     14.765     12.971     11.432     8.939    11.628   12.500       --       --
        Value at End of Year      11.917      19.779     18.085     14.765     12.971    11.432     8.939   11.628       --       --
    Venture III No. of Units      16,972      17,451     17,510     18,995     20,912    25,089    28,119    1,577       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.716      18.036     14.732     12.949     11.418     8.933    11.625   12.500       --       --
        Value at End of Year      11.872      19.716     18.036     14.732     12.949    11.418     8.933   11.625       --       --
    Venture III No. of Units      35,383      35,969     42,894     51,870     67,431    76,243    81,325   27,818       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      22.088      20.208     16.485     14.484     12.765     9.963    12.868       --       --       --
        Value at End of Year      13.301      22.088     20.208     16.485     14.484    12.765     9.963       --       --       --
    Venture III No. of Units     452,078     561,368    535,764    488,083    509,688   450,208   176,920       --       --       --
 NY Venture III No. of Units      19,159      24,593     19,747      8,135      8,907     4,807    14,269       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      21.396      19.584     15.984     14.051     12.390     9.675    12.500       --       --       --
        Value at End of Year      12.878      21.396     19.584     15.984     14.051    12.390     9.675       --       --       --
    Venture III No. of Units     205,207     259,931    267,642    329,380    395,719   422,409   284,865       --       --       --
 NY Venture III No. of Units      19,650      25,286     45,979     17,799     19,936    16,892    12,367       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      21.216      19.449     15.897     13.995     12.360     9.666    12.500       --       --       --
        Value at End of Year      12.750      21.216     19.449     15.897     13.995    12.360     9.666       --       --       --
    Venture III No. of Units     219,556     270,034    174,590    125,223    133,773   101,503    28,119       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      21.156      19.404     15.868     13.977     12.350     9.663    12.500       --       --       --
        Value at End of Year      12.708      21.156     19.404     15.868     13.977    12.350     9.663       --       --       --
    Venture III No. of Units      16,468      34,349     31,196     43,834     65,951    75,853    70,786       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      27.734      25.475     20.865     18.405     16.287    12.500        --       --       --       --
        Value at End of Year      16.634      27.734     25.475     20.865     18.405    16.287        --       --       --       --
    Venture III No. of Units       3,188       4,874      5,219      8,058      6,902     6,302        --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      23.540      20.736     16.799     14.645     12.500        --        --       --       --       --
        Value at End of Year      12.840      23.540     20.736     16.799     14.645        --        --       --       --       --
    Venture III No. of Units      28,702      31,322     50,827     37,794     51,643        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      23.497      20.709     16.785     14.640     12.500        --        --       --       --       --
        Value at End of Year      12.810      23.497     20.709     16.785     14.640        --        --       --       --       --
    Venture III No. of Units      43,214      49,610     93,238     96,260    137,510        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      23.369      20.626     16.743     14.625     12.500        --        --       --       --       --
        Value at End of Year      12.720      23.369     20.626     16.743     14.625        --        --       --       --       --
    Venture III No. of Units         641         580      1,260      1,690      1,250        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      23.326      20.599     16.729     14.620     12.500        --        --       --       --       --
        Value at End of Year      12.691      23.326     20.599     16.729     14.620        --        --       --       --       --
    Venture III No. of Units      21,290      24,239     33,724     26,017     24,487        --        --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
      Value at Start of Year      23.364      20.627     16.740     14.621     12.500        --        --       --       --       --
        Value at End of Year      12.720      23.364     20.627     16.740     14.621        --        --       --       --       --
    Venture III No. of Units     140,317     187,505    448,041    403,664    337,941        --        --       --       --       --
 NY Venture III No. of Units      16,663      20,912     31,002     36,615     25,103        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      23.321      20.599     16.726     14.617     12.500        --        --       --       --       --
        Value at End of Year      12.690      23.321     20.599     16.726     14.617        --        --       --       --       --
    Venture III No. of Units     123,135     147,438    227,017    335,510    358,653        --        --       --       --       --
 NY Venture III No. of Units      40,425      47,963     49,272     45,556     48,108        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      23.193      20.517     16.685     14.602     12.500        --        --       --       --       --
        Value at End of Year      12.602      23.193     20.517     16.685     14.602        --        --       --       --       --
    Venture III No. of Units     106,406     175,723    247,228    255,295    218,106        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      23.151      20.490     16.671     14.597     12.500        --        --       --       --       --
        Value at End of Year      12.573      23.151     20.490     16.671     14.597        --        --       --       --       --
    Venture III No. of Units       7,862      15,379     19,667     21,823     42,376        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      23.024      20.409     16.630     14.583     12.500        --        --       --       --       --
        Value at End of Year      12.485      23.024     20.409     16.630     14.583        --        --       --       --       --
    Venture III No. of Units       8,260      10,051     14,557     11,860      9,318        --        --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
      Value at Start of Year      22.026      18.698     15.342     12.500         --        --        --       --       --       --
        Value at End of Year      10.688      22.026     18.698     15.342         --        --        --       --       --       --
    Venture III No. of Units     399,955     597,292    357,911    144,781         --        --        --       --       --       --
 NY Venture III No. of Units      20,508      23,719     11,821      1,006         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      21.997      18.683     15.336     12.500         --        --        --       --       --       --
        Value at End of Year      10.669      21.997     18.683     15.336         --        --        --       --       --       --
    Venture III No. of Units      94,603     128,635     86,504     56,591         --        --        --       --       --       --
 NY Venture III No. of Units      13,649      16,222     30,299      6,025         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      21.909      18.636     15.321     12.500         --        --        --       --       --       --
        Value at End of Year      10.610      21.909     18.636     15.321         --        --        --       --       --       --
    Venture III No. of Units     186,655     251,802    199,270     53,237         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      21.880      18.621     15.316     12.500         --        --        --       --       --       --
        Value at End of Year      10.591      21.880     18.621     15.316         --        --        --       --       --       --
    Venture III No. of Units      40,134      41,955     16,569      6,809         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      21.793      18.575     15.301     12.500         --        --        --       --       --       --
        Value at End of Year      10.533      21.793     18.575     15.301         --        --        --       --       --       --
    Venture III No. of Units      13,141      14,026      9,436     30,054         --        --        --       --       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      27.647      25.523     20.314     18.756     15.751    10.334    12.617   13.368       --       --
        Value at End of Year      12.785      27.647     25.523     20.314     18.756    15.751    10.334   12.617       --       --
    Venture III No. of Units      32,179      39,408     36,757     47,391     64,365    59,349    57,816   13,083       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      25.534      23.584     18.780     17.348     14.576     9.568    11.687   12.500       --       --
        Value at End of Year      11.802      25.534     23.584     18.780     17.348    14.576     9.568   11.687       --       --
    Venture III No. of Units      26,356      28,167     30,668     31,531     46,825    41,942    27,695      321       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      25.289      23.393     18.656     17.259     14.523     9.548    11.680   12.500       --       --
        Value at End of Year      11.671      25.289     23.393     18.656     17.259    14.523     9.548   11.680       --       --
    Venture III No. of Units         442         687        901      1,169      3,085     9,655     9,734      321       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      25.208      23.330     18.615     17.230     14.506     9.541    11.678   12.500       --       --
        Value at End of Year      11.628      25.208     23.330     18.615     17.230    14.506     9.541   11.678       --       --
    Venture III No. of Units      14,433      16,309     17,116     84,068     21,580    28,195    49,057   11,321       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      27.071      25.045     19.961     18.468     15.535    10.207    12.923       --       --       --
        Value at End of Year      12.485      27.071     25.045     19.961     18.468    15.535    10.207       --       --       --
    Venture III No. of Units     348,831     530,150    523,687    551,672    508,429   316,160   137,846       --       --       --
 NY Venture III No. of Units      23,705      23,128     29,375     25,055     22,890     7,350     4,073       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      26.111      24.169     19.272     17.840     15.014     9.869    12.500       --       --       --
        Value at End of Year      12.036      26.111     24.169     19.272     17.840    15.014     9.869       --       --       --
    Venture III No. of Units      75,508     127,573    134,362    172,609    234,775   276,036    78,980       --       --       --
 NY Venture III No. of Units      59,847      60,222     69,857     77,841     84,383    35,182     4,421       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      25.891      24.001     19.167     17.770     14.977     9.860    12.500       --       --       --
        Value at End of Year      11.917      25.891     24.001     19.167     17.770    14.977     9.860       --       --       --
    Venture III No. of Units     204,229     314,851    325,857    333,776    354,469   157,210     9,734       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      25.818      23.946     19.133     17.746     14.965     9.857    12.500       --       --       --
        Value at End of Year      11.877      25.818     23.946     19.133     17.746    14.965     9.857       --       --       --
    Venture III No. of Units      26,131      29,045     26,277     43,454     69,407    66,406    46,421       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      30.826      28.634     22.912     21.284     17.975    12.500        --       --       --       --
        Value at End of Year      14.160      30.826     28.634     22.912     21.284    17.975        --       --       --       --
    Venture III No. of Units      10,831      14,624     19,159     25,876     28,603    14,669        --       --       --       --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      21.503      19.961     15.659     14.401     12.045     8.453    10.460   10.763       --       --
        Value at End of Year      12.126      21.503     19.961     15.659     14.401    12.045     8.453   10.460       --       --
    Venture III No. of Units     192,381     265,433    350,485    417,916    377,884   383,809   345,356   61,580       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      24.530      22.783     17.881     16.453     13.769     9.668    11.969   12.500       --       --
        Value at End of Year      13.826      24.530     22.783     17.881     16.453    13.769     9.668   11.969       --       --
    Venture III No. of Units     184,011     232,842    304,004    348,919    283,755   286,750   288,965    4,571       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      24.295      22.598     17.763     16.369     13.719     9.647    11.961   12.500       --       --
        Value at End of Year      13.673      24.295     22.598     17.763     16.369    13.719     9.647   11.961       --       --
    Venture III No. of Units      25,443      21,454     24,927     29,355      7,261     9,676    13,226    4,571       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      24.217      22.537     17.724     16.341     13.703     9.640    11.959   12.500       --       --
        Value at End of Year      13.622      24.217     22.537     17.724     16.341    13.703     9.640   11.959       --       --
    Venture III No. of Units      56,512      64,452     89,461    126,013    104,824   116,289    97,258   12,424       --       --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      25.995      24.168     19.006     17.516     14.672    10.321    13.195       --       --       --
        Value at End of Year      14.622      25.995     24.168     19.006     17.516    14.672    10.321       --       --       --
    Venture III No. of Units   1,203,720   1,636,467  2,136,477  2,365,952  1,963,880 1,169,969   396,766       --       --       --
 NY Venture III No. of Units      87,033     113,646    113,836    111,421     65,522    48,600    56,165       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      24.557      22.843     17.972     16.571     13.888     9.774    12.500       --       --       --
        Value at End of Year      13.806      24.557     22.843     17.972     16.571    13.888     9.774       --       --       --
    Venture III No. of Units     619,508     859,755  1,275,306  1,778,386  1,776,210 1,735,805   872,145       --       --       --
 NY Venture III No. of Units     138,836     167,119    219,452    274,198    239,822   155,887    40,129       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      24.350      22.685     17.875     16.506     13.854     9.765    12.500       --       --       --
        Value at End of Year      13.669      24.350     22.685     17.875     16.506    13.854     9.765       --       --       --
    Venture III No. of Units     741,351     951,421  1,309,416  1,308,769  1,011,065   524,999    13,226       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      24.282      22.632     17.842     16.484     13.842     9.762    12.500       --       --       --
        Value at End of Year      13.624      24.282     22.632     17.842     16.484    13.842     9.762       --       --       --
    Venture III No. of Units      67,849     170,936    202,221    247,003    151,299   168,196    97,871       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      30.136      28.131     22.211     20.551     17.283    12.500        --       --       --       --
        Value at End of Year      16.883      30.136     28.131     22.211     20.551    17.283        --       --       --       --
    Venture III No. of Units      42,042      97,883    127,272    120,713     62,710    38,651        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      18.389      17.604     17.279     17.177     16.662    15.784    14.596   14.549       --       --
        Value at End of Year      17.784      18.389     17.604     17.279     17.177    16.662    15.784   14.596       --       --
    Venture III No. of Units      41,664      57,965     69,304     95,627    168,152   199,382   241,676   79,417       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      15.763      15.098     14.827     14.747     14.312    13.564    12.550   12.500       --       --
        Value at End of Year      15.237      15.763     15.098     14.827     14.747    14.312    13.564   12.550       --       --
    Venture III No. of Units      75,191      79,167    101,409    145,901    203,908   281,029   338,463   36,249       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      15.612      14.975     14.729     14.671     14.260    13.535    12.542   12.500       --       --
        Value at End of Year      15.069      15.612     14.975     14.729     14.671    14.260    13.535   12.542       --       --
    Venture III No. of Units       5,902       7,421      7,248      7,439     11,049    13,473    25,767   36,249       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.562      14.935     14.696     14.646     14.243    13.526    12.539   12.500       --       --
        Value at End of Year      15.013      15.562     14.935     14.696     14.646    14.243    13.526   12.539       --       --
    Venture III No. of Units      49,736      94,249    103,652    119,558    147,811   164,404   223,041   70,365       --       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.478      14.857     14.613     14.560     14.145    13.410    12.572       --       --       --
        Value at End of Year      14.947      15.478     14.857     14.613     14.560    14.145    13.410       --       --       --
    Venture III No. of Units   1,888,832   2,683,110  2,448,788  1,409,281    788,314   688,538   287,878       --       --       --
 NY Venture III No. of Units     488,690     732,403    689,638    401,675     46,103    38,438    36,633       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.345      14.737     14.502     14.457     14.052    13.329    12.500       --       --       --
        Value at End of Year      14.811      15.345     14.737     14.502     14.457    14.052    13.329       --       --       --
    Venture III No. of Units     265,781     322,493    396,365    503,001    789,728   900,531   419,580       --       --       --
 NY Venture III No. of Units      66,044      98,014     87,768    117,279     82,884    69,069   127,399       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.216      14.635     14.423     14.400     14.018    13.316    12.500       --       --       --
        Value at End of Year      14.665      15.216     14.635     14.423     14.400    14.018    13.316       --       --       --
    Venture III No. of Units   1,006,690   1,455,125  1,379,440    742,543    424,978   261,061    25,767       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.173      14.602     14.397     14.381     14.007    13.312    12.500       --       --       --
        Value at End of Year      14.616      15.173     14.602     14.397     14.381    14.007    13.312       --       --       --
    Venture III No. of Units      22,659      47,538     68,692     59,544     85,289   137,550    78,495       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.695      13.198     13.033     13.038     12.718    12.500        --       --       --       --
        Value at End of Year      13.172      13.695     13.198     13.033     13.038    12.718        --       --       --       --
    Venture III No. of Units      45,345      37,746     40,606     35,487     33,403    15,991        --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --         --     15.587     14.925    12.107    15.951   17.312       --       --
        Value at End of Year          --          --         --     15.370     15.587    14.925    12.107   15.951       --       --
    Venture III No. of Units          --          --         --    265,189    347,545   379,071   420,217  109,977       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --         --     11.162     10.694     8.679    11.440   12.500       --       --
        Value at End of Year          --          --         --     11.001     11.162    10.694     8.679   11.440       --       --
    Venture III No. of Units          --          --         --    344,821    535,598   620,112   672,721    9,276       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --     11.105     10.655     8.660    11.433   12.500       --       --
        Value at End of Year          --          --         --     10.929     11.105    10.655     8.660   11.433       --       --
    Venture III No. of Units          --          --         --     19,012     30,300    45,555    47,632    9,276       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --     11.086     10.642     8.654    11.430   12.500       --       --
        Value at End of Year          --          --         --     10.905     11.086    10.642     8.654   11.430       --       --
    Venture III No. of Units          --          --         --    226,691    254,429   251,384   370,673   40,103       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --     12.082     12.285     11.783     9.565    11.841       --       --       --
        Value at End of Year          --          --     12.338     12.082     12.285    11.783     9.565       --       --       --
    Venture III No. of Units          --          --     14,380  1,329,866  1,476,772 1,240,492   437,895       --       --       --
 NY Venture III No. of Units          --          --         --     88,515     86,595    59,592    48,413       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --     12.952     12.429    10.094    12.500       --       --       --
        Value at End of Year          --          --         --     12.731     12.952    12.429    10.094       --       --       --
    Venture III No. of Units          --          --         --  1,053,481  1,213,022 1,301,240   635,202       --       --       --
 NY Venture III No. of Units          --          --         --    358,362    398,919   325,705    54,024       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --     12.901     12.398    10.085    12.500       --       --       --
        Value at End of Year          --          --         --     12.662     12.901    12.398    10.085       --       --       --
    Venture III No. of Units          --          --         --    568,378    611,324    45,555    13,459       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --     12.884     12.388    10.081    12.500       --       --       --
        Value at End of Year          --          --         --     12.639     12.884    12.388    10.081       --       --       --
    Venture III No. of Units          --          --         --     89,460    101,051   135,004    90,514       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --     15.214     14.651    12.500        --       --       --       --
        Value at End of Year          --          --         --     14.903     15.214    14.651        --       --       --       --
    Venture III No. of Units          --          --         --     45,580     32,842    26,494        --       --       --       --

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
      Value at Start of Year      15.403      15.464     13.772     12.500         --        --        --       --       --       --
        Value at End of Year       9.139      15.403     15.464     13.772         --        --        --       --       --       --
    Venture III No. of Units     159,381     210,981      9,102      3,117         --        --        --       --       --       --
 NY Venture III No. of Units       5,036       3,523         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.383      15.451     13.767     12.500         --        --        --       --       --       --
        Value at End of Year       9.122      15.383     15.451     13.767         --        --        --       --       --       --
    Venture III No. of Units     177,696     249,447      8,948      3,843         --        --        --       --       --       --
 NY Venture III No. of Units      11,893      10,966        175        176         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.321      15.413     13.753     12.500         --        --        --       --       --       --
        Value at End of Year       9.072      15.321     15.413     13.753         --        --        --       --       --       --
    Venture III No. of Units      91,289     139,843      6,203      3,601         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.301      15.386         --         --         --        --        --       --       --       --
        Value at End of Year       9.056      15.301         --         --         --        --        --       --       --       --
    Venture III No. of Units      26,337      39,921         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      15.240      15.348         --         --         --        --        --       --       --       --
        Value at End of Year       9.006      15.240         --         --         --        --        --       --       --       --
    Venture III No. of Units       7,626      14,332         --         --         --        --        --       --       --       --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      24.929      24.329     21.366     18.844     15.764    12.500        --       --       --       --
        Value at End of Year      15.688      24.929     24.329     21.366     18.844    15.764        --       --       --       --
    Venture III No. of Units     275,954     369,691    567,625    511,731    273,710    81,629        --       --       --       --
 NY Venture III No. of Units      33,342      40,069     48,715     26,031     12,343       861        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      24.871      24.284     21.338     18.829     15.759    12.500        --       --       --       --
        Value at End of Year      15.643      24.871     24.284     21.338     18.829    15.759        --       --       --       --
    Venture III No. of Units     113,075     167,980    233,528    171,268     91,834     7,623        --       --       --       --
 NY Venture III No. of Units      26,897      27,911     41,153     27,951     19,031    11,164        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      24.698      24.152     21.253     18.782     15.744    12.500        --       --       --       --
        Value at End of Year      15.511      24.698     24.152     21.253     18.782    15.744        --       --       --       --
    Venture III No. of Units     178,993     302,182    390,817    315,857    138,211    41,873        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      24.641      24.108     21.225     18.766     15.738    12.500        --       --       --       --
        Value at End of Year      15.467      24.641     24.108     21.225     18.766    15.738        --       --       --       --
    Venture III No. of Units      45,117      44,661    124,578     60,611     26,724       498        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      24.469      23.976     21.140     18.720     15.723    12.500        --       --       --       --
        Value at End of Year      15.336      24.469     23.976     21.140     18.720    15.723        --       --       --       --
    Venture III No. of Units      22,231      25,413     67,994     26,753      7,061     1,844        --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      19.592      18.351     16.157     14.846     13.005     9.800    12.566   13.142       --       --
        Value at End of Year      11.178      19.592     18.351     16.157     14.846    13.005     9.800   12.566       --       --
    Venture III No. of Units      98,556     198,439    211,684    204,235    303,369   188,984   190,227   25,184       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      18.421      17.263     15.207     13.980     12.253     9.237    11.850   12.500       --       --
        Value at End of Year      10.505      18.421     17.263     15.207     13.980    12.253     9.237   11.850       --       --
    Venture III No. of Units     134,842     211,714    331,015    335,991    397,658   325,147   292,431    1,949       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      18.245      17.123     15.106     13.908     12.208     9.218    11.843   12.500       --       --
        Value at End of Year      10.389      18.245     17.123     15.106     13.908    12.208     9.218   11.843       --       --
    Venture III No. of Units      13,443      13,443     13,443     14,607     14,773    14,728    19,680    1,949       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.186      17.077     15.073     13.885     12.194     9.211    11.840   12.500       --       --
        Value at End of Year      10.350      18.186     17.077     15.073     13.885    12.194     9.211   11.840       --       --
    Venture III No. of Units      41,975      52,104    248,846    109,718    140,531   122,785   120,911   19,005       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      19.876      18.641     16.451     15.139     13.262     9.993    12.481       --       --       --
        Value at End of Year      11.309      19.876     18.641     16.451     15.139    13.262     9.993       --       --       --
    Venture III No. of Units   2,403,421   3,167,682  3,951,950  3,739,525  3,500,583 1,645,281   174,966       --       --       --
 NY Venture III No. of Units     212,157     218,345    222,271    211,686    202,664   123,453    65,066       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      19.850      18.626     16.446     15.142     13.271    10.005    12.500       --       --       --
        Value at End of Year      11.289      19.850     18.626     16.446     15.142    13.271    10.005       --       --       --
    Venture III No. of Units     867,448     976,542  1,539,646  2,053,300  2,154,929 1,976,258   622,163       --       --       --
 NY Venture III No. of Units     331,756     467,027  1,161,176  1,238,355  1,214,706   592,625    20,954       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      19.683      18.497     16.357     15.082     13.239     9.996    12.500       --       --       --
        Value at End of Year      11.177      19.683     18.497     16.357     15.082    13.239     9.996       --       --       --
    Venture III No. of Units   1,871,639   2,295,079  3,224,882  3,479,824  3,436,912 1,576,341    19,680       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.628      18.455     16.327     15.062     13.228     9.993    12.500       --       --       --
        Value at End of Year      11.140      19.628     18.455     16.327     15.062    13.228     9.993       --       --       --
    Venture III No. of Units     123,992     133,141    218,831    228,050    250,519   219,644    99,657       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      23.501      22.130     19.608     18.116     15.934    12.500        --       --       --       --
        Value at End of Year      13.318      23.501     22.130     19.608     18.116    15.934        --       --       --       --
    Venture III No. of Units     242,358     266,055    351,055    370,668    388,358   223,845        --       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      22.439      21.428     19.323     18.379     16.464    13.501    15.242   15.556       --       --
        Value at End of Year      15.163      22.439     21.428     19.323     18.379    16.464    13.501   15.242       --       --
    Venture III No. of Units   1,072,649   1,426,261  1,679,197  1,774,783  2,007,240 1,711,418 1,494,115  306,070       --       --

Venture III Prior

                                  YEAR         YEAR         YEAR        YEAR        YEAR        YEAR       YEAR       YEAR
                                 ENDED        ENDED        ENDED        ENDED       ENDED       ENDED      ENDED      ENDED
                                12/31/08    12/31/07      12/31/06    12/31/05    12/31/04    12/31/03   12/31/02   12/31/01
                              -----------  -----------  -----------  ----------  ----------  ----------  ---------  --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year       17.915       17.116       15.442      14.695      13.170      10.805     12.205    12.500
        Value at End of Year       12.100       17.915       17.116      15.442      14.695      13.170     10.805    12.205
    Venture III No. of Units    1,237,228    1,676,411    1,864,446   1,992,227   2,277,577   2,120,763  1,798,668     6,123

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
  (all issue dates (not issued in NY))
      Value at Start of Year       17.743       16.978       15.340      14.620      13.123      10.782     12.198    12.500
        Value at End of Year       11.966       17.743       16.978      15.340      14.620      13.123     10.782    12.198
    Venture III No. of Units       91,202      192,489      213,874     231,639     187,058     161,405    183,344     6,123

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year       17.686       16.932       15.306      14.595      13.107      10.775     12.195    12.500
        Value at End of Year       11.921       17.686       16.932      15.306      14.595      13.107     10.775    12.195
    Venture III No. of Units      760,071      846,164    1,088,237   1,403,312   1,504,706   1,375,475  1,136,156   245,748

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year       18.483       17.684       15.979      15.209      13.634      11.181     12.328        --
        Value at End of Year       12.462       18.483       17.684      15.979      15.209      13.634     11.181        --
    Venture III No. of Units  182,842,399  175,395,483  144,947,752  94,296,454  37,702,364  10,629,539  1,901,755        --
 NY Venture III No. of Units   10,461,235    9,408,903    7,525,973   4,738,222   1,650,704     555,532    168,815        --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year       18.688       17.890       16.173      15.402      13.814      11.333     12.500        --
        Value at End of Year       12.595       18.688       17.890      16.173      15.402      13.814     11.333        --
    Venture III No. of Units    5,142,554    6,464,214    8,269,917   9,920,421   9,759,355   9,000,114  2,866,630        --
 NY Venture III No. of Units    3,178,827    4,238,871    5,084,282   5,378,750   3,354,894   1,316,951    486,764        --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year       18.531       17.766       16.085      15.341      13.780      11.323     12.500        --
        Value at End of Year       12.470       18.531       17.766      16.085      15.341      13.780     11.323        --
    Venture III No. of Units  101,397,260   96,407,643   82,807,828  55,966,479  25,445,741   7,057,793    183,344        --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year       18.479       17.725       16.056      15.321      13.769      11.319     12.500        --
        Value at End of Year       12.428       18.479       17.725      16.056      15.321      13.769     11.319        --
    Venture III No. of Units      884,172    1,216,107    1,579,146   2,092,464   2,147,299   1,902,040    640,910        --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year       19.366       18.604       16.878      16.129      14.517      12.500         --        --
        Value at End of Year       13.006       19.366       18.604      16.878      16.129      14.517         --        --
    Venture III No. of Units    2,517,179    3,356,916    3,861,646   3,369,127   2,197,134   1,035,517         --        --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year       21.625       20.865       19.561      19.328      18.097      16.492     16.483    16.436
        Value at End of Year       17.959       21.625       20.865      19.561      19.328      18.097     16.492    16.483
    Venture III No. of Units      149,016      182,846      186,546     275,146     314,008     390,941    450,477   132,143

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year       16.368       15.801       14.821      14.652      13.725      12.514     12.514    12.500
        Value at End of Year       13.587       16.368       15.801      14.821      14.652      13.725     12.514    12.514
    Venture III No. of Units      414,884      263,358      250,578     230,460     304,138     368,076    394,634     4,879

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year       16.212       15.673       14.723      14.577      13.675      12.488     12.506    12.500
        Value at End of Year       13.436       16.212       15.673      14.723      14.577      13.675     12.488    12.506
    Venture III No. of Units        3,600        3,600        3,600       5,251       7,153       9,355     11,178     4,879

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year       16.160       15.631       14.690      14.552      13.659      12.479     12.503    12.500
        Value at End of Year       13.386       16.160       15.631      14.690      14.552      13.659     12.479    12.503
    Venture III No. of Units      140,931       89,295       78,538      98,194     113,234      96,118    138,479    71,318

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year       16.322       15.779       14.835      14.669      13.744      12.526     12.552        --
        Value at End of Year       13.538       16.322       15.779      14.835      14.669      13.744     12.526        --
    Venture III No. of Units   31,334,426   15,451,718   11,332,448   9,393,143   5,445,174   2,396,267    439,049        --
 NY Venture III No. of Units    2,092,909      977,809      766,116     504,755     207,725     133,615     54,752        --

                                                                                                                     YEAR     YEAR
                                                                                                                     ENDED   ENDED
                                                                                                                   12/31/00 12/31/99
                                                                                                                   -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM
  (all issue dates (not issued in NY))
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --
 NY Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --
 NY Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year                                                                                             --       --
        Value at End of Year                                                                                             --       --
    Venture III No. of Units                                                                                             --       --
 NY Venture III No. of Units                                                                                             --       --

Venture III Prior

                                YEAR        YEAR        YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED        ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                              12/31/08   12/31/07     12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                            ----------- ----------- ----------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
     Value at Start of Year      16.209      15.677      14.747     14.590     13.677    12.471    12.500       --       --       --
       Value at End of Year      13.437      16.209      15.677     14.747     14.590    13.677    12.471       --       --       --
   Venture III No. of Units   1,433,627     734,284     810,075  1,164,691  1,468,065 1,727,749   785,173       --       --       --
NY Venture III No. of Units     954,054     554,030     722,780    684,576    292,196   191,143   237,071       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
     Value at Start of Year      16.073      15.569      14.667     14.532     13.643    12.459    12.500       --       --       --
       Value at End of Year      13.304      16.073      15.569     14.667     14.532    13.643    12.459       --       --       --
   Venture III No. of Units  15,888,960   6,487,890   4,920,253  3,457,488  2,136,364   878,833    11,178       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
     Value at Start of Year      16.027      15.533      14.640     14.513     13.632    12.455    12.500       --       --       --
       Value at End of Year      13.260      16.027      15.533     14.640     14.513    13.632    12.455       --       --       --
   Venture III No. of Units     290,548     162,235     206,170    259,431    257,387   365,880   221,760       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
     Value at Start of Year      15.492      15.036      14.194     14.091     13.256    12.500        --       --       --       --
       Value at End of Year      12.798      15.492      15.036     14.194     14.091    13.256        --       --       --       --
   Venture III No. of Units     547,513     387,319     474,461    567,074    280,001   145,481        --       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
     Value at Start of Year      21.480      20.311      18.192     17.019     15.100    11.850    14.316   14.736       --       --
       Value at End of Year      13.394      21.480      20.311     18.192     17.019    15.100    11.850   14.316       --       --
   Venture III No. of Units     734,624     968,318   1,260,618  1,372,384  1,371,887 1,278,452 1,181,524  286,359       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
     Value at Start of Year      18.054      17.080      15.306     14.326     12.717     9.985    12.068   12.500       --       --
       Value at End of Year      11.252      18.054      17.080     15.306     14.326    12.717     9.985   12.068       --       --
   Venture III No. of Units   1,193,029   1,538,251   1,803,470  1,929,805  2,209,873 1,906,901 1,801,133    6,575       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
     Value at Start of Year      17.881      16.942      15.204     14.253     12.671     9.963    12.061   12.500       --       --
       Value at End of Year      11.127      17.881      16.942     15.204     14.253    12.671     9.963   12.061       --       --
   Venture III No. of Units      30,488      53,710      80,911    105,686     68,477    63,807    75,942    6,575       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
     Value at Start of Year      17.823      16.896      15.171     14.229     12.656     9.956    12.058   12.500       --       --
       Value at End of Year      11.086      17.823      16.896     15.171     14.229    12.656     9.956   12.058       --       --
   Venture III No. of Units     502,053     614,788   1,020,418    959,607  1,053,932   966,730   823,238  148,069       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
     Value at Start of Year      18.977      17.989      16.143     15.124     13.417    10.538    12.345       --       --       --
       Value at End of Year      11.821      18.977      17.989     16.143     15.124    13.417    10.538       --       --       --
   Venture III No. of Units 225,398,523 217,127,345 178,248,910 96,307,550 37,246,678 9,147,664 1,221,069       --       --       --
NY Venture III No. of Units  11,610,531  11,824,648   8,891,714  3,888,784  1,885,475   508,291    49,114       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
     Value at Start of Year      19.161      18.172      16.316     15.293     13.574    10.666    12.500       --       --       --
       Value at End of Year      11.930      19.161      18.172     16.316     15.293    13.574    10.666       --       --       --
   Venture III No. of Units   4,911,015   5,829,855   7,198,032  8,510,674  8,582,094 7,642,690 2,318,975       --       --       --
NY Venture III No. of Units   3,258,953   4,235,285   5,105,055  4,979,384  3,205,885 1,015,744   324,491       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
     Value at Start of Year      19.000      18.046      16.227     15.233     13.541    10.656    12.500       --       --       --
       Value at End of Year      11.811      19.000      18.046     16.227     15.233    13.541    10.656       --       --       --
   Venture III No. of Units 149,282,959 141,935,228 119,503,584 66,073,107 27,495,124 6,423,351    75,942       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
     Value at Start of Year      18.946      18.005      16.198     15.213     13.530    10.653    12.500       --       --       --
       Value at End of Year      11.772      18.946      18.005     16.198     15.213    13.530    10.653       --       --       --
   Venture III No. of Units     841,577   1,130,645   1,448,763  1,619,428  1,741,522 1,520,746   631,146       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
     Value at Start of Year      21.124      20.104      18.114     17.038     15.176    12.500        --       --       --       --
       Value at End of Year      13.106      21.124      20.104     18.114     17.038    15.176        --       --       --       --
   Venture III No. of Units   2,741,938   3,265,652   3,745,256  2,896,914  1,650,078   756,310        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      22.009      21.252     19.567     19.098     17.486    15.088    15.984   16.172       --       --
        Value at End of Year      16.402      22.009     21.252     19.567     19.098    17.486    15.088   15.984       --       --
    Venture III No. of Units     336,784     366,149    448,294    528,972    635,589   624,029   557,523  115,445       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      16.915      16.342     15.054     14.701     13.467    11.625    12.322   12.500       --       --
        Value at End of Year      12.600      16.915     16.342     15.054     14.701    13.467    11.625   12.322       --       --
    Venture III No. of Units     403,225     441,138    533,594    638,792    744,900   783,613   851,567    8,967       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      16.753      16.210     14.954     14.625     13.418    11.600    12.314   12.500       --       --
        Value at End of Year      12.460      16.753     16.210     14.954     14.625    13.418    11.600   12.314       --       --
    Venture III No. of Units      17,650      24,345     27,267     24,007     21,112    36,387    34,204    8,967       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.700      16.166     14.921     14.601     13.402    11.592    12.312   12.500       --       --
        Value at End of Year      12.414      16.700     16.166     14.921     14.601    13.402    11.592   12.312       --       --
    Venture III No. of Units     251,590     192,207    279,300    288,994    372,448   511,850   500,929  159,770       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      17.190      16.631     15.345     15.000     13.734    11.850    12.456       --       --       --
        Value at End of Year      12.789      17.190     16.631     15.345     15.000    13.734    11.850       --       --       --
    Venture III No. of Units  46,772,413  39,400,814 32,031,060 23,696,672 11,582,654 4,375,936   898,122       --       --       --
 NY Venture III No. of Units   2,987,433   2,223,182  1,663,651    972,142    564,943   215,066    81,435       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.202      16.652     15.372     15.033     13.771    11.888    12.500       --       --       --
        Value at End of Year      12.792      17.202     16.652     15.372     15.033    13.771    11.888       --       --       --
    Venture III No. of Units   1,808,924   2,000,045  2,474,041  2,947,609  3,473,439 3,593,850 1,246,184       --       --       --
 NY Venture III No. of Units   1,137,110   1,439,735  1,645,168  1,665,305    998,003   387,094   214,108       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.058      16.537     15.288     14.974     13.738    11.877    12.500       --       --       --
        Value at End of Year      12.665      17.058     16.537     15.288     14.974    13.738    11.877       --       --       --
    Venture III No. of Units  23,956,397  18,541,134 15,782,723 10,558,478  5,301,216 1,857,801    34,204       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.010      16.499     15.261     14.954     13.726    11.873    12.500       --       --       --
        Value at End of Year      12.623      17.010     16.499     15.261     14.954    13.726    11.873       --       --       --
    Venture III No. of Units     222,437     280,148    367,012    536,227    649,668   587,221   279,254       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      17.103      16.615     15.391     15.105     13.885    12.500        --       --       --       --
        Value at End of Year      12.674      17.103     16.615     15.391     15.105    13.885        --       --       --       --
    Venture III No. of Units     666,345     775,469    871,648    986,641    712,600   327,981        --       --       --       --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --     16.991     15.135    12.500        --       --       --       --
        Value at End of Year          --          --         --     17.698     16.991    15.135        --       --       --       --
    Venture III No. of Units          --          --         --    387,718    343,304   201,343        --       --       --       --
 NY Venture III No. of Units          --          --         --     29,763     40,501    20,504        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --     16.977     15.130    12.500        --       --       --       --
        Value at End of Year          --          --         --     17.675     16.977    15.130        --       --       --       --
    Venture III No. of Units          --          --         --     63,822     89,751    48,056        --       --       --       --
 NY Venture III No. of Units          --          --         --     41,745     98,814    51,742        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --     16.935     15.115    12.500        --       --       --       --
        Value at End of Year          --          --         --     17.604     16.935    15.115        --       --       --       --
    Venture III No. of Units          --          --         --    221,679    243,114   110,465        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --     16.921     15.110    12.500        --       --       --       --
        Value at End of Year          --          --         --     17.581     16.921    15.110        --       --       --       --
    Venture III No. of Units          --          --         --      7,503     12,799     8,264        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --     16.878     15.095    12.500        --       --       --       --
        Value at End of Year          --          --         --     17.511     16.878    15.095        --       --       --       --
    Venture III No. of Units          --          --         --     23,820     22,544    16,944        --       --       --       --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      20.265      19.164     17.757     16.115     14.145    10.686    12.806   12.924       --       --
        Value at End of Year      12.674      20.265     19.164     17.757     16.115    14.145    10.686   12.806       --       --
    Venture III No. of Units      93,920      92,379    122,584    132,888    152,792   202,602   161,361   28,983       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      19.433      18.387     17.045     15.476     13.591    10.273    12.317   12.500       --       --
        Value at End of Year      12.148      19.433     18.387     17.045     15.476    13.591    10.273   12.317       --       --
    Venture III No. of Units     114,781     119,657    149,371    191,144    260,098   271,347   258,651    3,203       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      19.247      18.238     16.933     15.397     13.542    10.251    12.309   12.500       --       --
        Value at End of Year      12.013      19.247     18.238     16.933     15.397    13.542    10.251   12.309       --       --
    Venture III No. of Units       5,922       5,687      7,060      6,992      6,949     7,126     1,169    3,203       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.186      18.189     16.896     15.371     13.526    10.244    12.307   12.500       --       --
        Value at End of Year      11.969      19.186     18.189     16.896     15.371    13.526    10.244   12.307       --       --
    Venture III No. of Units      51,817      46,444     61,027     68,406     76,236    75,013   111,154   16,546       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      19.623      18.588     17.266     15.701     13.803    10.447    13.063       --       --       --
        Value at End of Year      12.251      19.623     18.588     17.266     15.701    13.803    10.447       --       --       --
    Venture III No. of Units     601,124     668,289    948,753    777,606    789,337   578,414   153,193       --       --       --
 NY Venture III No. of Units      29,422      42,752     68,563     45,505     42,610    23,420    35,062       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      18.724      17.746     16.492     15.005     13.197     9.993    12.500       --       --       --
        Value at End of Year      11.684      18.724     17.746     16.492     15.005    13.197     9.993       --       --       --
    Venture III No. of Units     323,380     364,692    438,383    524,786    605,135   632,676   346,118       --       --       --
 NY Venture III No. of Units      99,880     103,360    139,280    115,037    119,148    72,672    26,727       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      18.567      17.623     16.402     14.945     13.165     9.984    12.500       --       --       --
        Value at End of Year      11.569      18.567     17.623     16.402     14.945    13.165     9.984       --       --       --
    Venture III No. of Units     491,538     572,126    678,826    515,525    511,084   295,326     1,169       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.514      17.582     16.373     14.926     13.154     9.981    12.500       --       --       --
        Value at End of Year      11.530      18.514     17.582     16.373     14.926    13.154     9.981       --       --       --
    Venture III No. of Units      26,502      28,565     53,385     72,368    106,929   110,364    59,448       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      22.230      21.143     19.718     18.002     15.890    12.500        --       --       --       --
        Value at End of Year      13.824      22.230     21.143     19.718     18.002    15.890        --       --       --       --
    Venture III No. of Units      27,356      37,610     48,679     27,551     21,883    18,378        --       --       --       --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
      Value at Start of Year      11.492      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.537      11.492         --         --         --        --        --       --       --       --
    Venture III No. of Units      31,676      22,484         --         --         --        --        --       --       --       --
 NY Venture III No. of Units         879          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      11.489      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.531      11.489         --         --         --        --        --       --       --       --
    Venture III No. of Units      10,874       9,233         --         --         --        --        --       --       --       --
 NY Venture III No. of Units         781          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      11.477      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.515      11.477         --         --         --        --        --       --       --       --
    Venture III No. of Units      36,389      28,302         --         --         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      11.473      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.510      11.473         --         --         --        --        --       --       --       --
    Venture III No. of Units       2,983         183         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      11.462      12.500         --         --         --        --        --       --       --       --
        Value at End of Year       6.493      11.462         --         --         --        --        --       --       --       --
    Venture III No. of Units       4,968          --         --         --         --        --        --       --       --       --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      19.686      16.197     14.502     12.867     10.990     7.850    10.306   10.223       --       --
        Value at End of Year      10.888      19.686     16.197     14.502     12.867    10.990     7.850   10.306       --       --
    Venture III No. of Units     283,714     296,237    370,523    494,884    378,185   398,229   349,686   81,844       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      23.792      19.585     17.544     15.575     13.308     9.511    12.493   12.500       --       --
        Value at End of Year      13.153      23.792     19.585     17.544     15.575    13.308     9.511   12.493       --       --
    Venture III No. of Units     286,316     277,918    363,977    472,099    465,827   519,332   411,914    6,547       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      23.564      19.427     17.428     15.495     13.260     9.490    12.485   12.500       --       --
        Value at End of Year      13.007      23.564     19.427     17.428     15.495    13.260     9.490   12.485       --       --
    Venture III No. of Units       8,176       6,839      7,499      9,418      9,400    23,248    11,558    6,547       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      23.488      14.965     17.390     15.468     13.244     9.484    12.482   12.500       --       --
        Value at End of Year      12.959      23.488     14.965     17.390     15.468    13.244     9.484   12.482       --       --
    Venture III No. of Units     153,006     119,748    217,859    207,376    214,910   285,760   195,459   53,822       --       --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      23.821      19.635     17.616     15.651     13.400     9.595    11.871       --       --       --
        Value at End of Year      13.151      23.821     19.635     17.616     15.651    13.400     9.595       --       --       --
    Venture III No. of Units   1,404,843   1,745,175  1,969,886  2,162,180  1,750,637 1,301,845   270,179       --       --       --
 NY Venture III No. of Units      68,871      73,201     81,808     78,688     55,175    33,593    33,898       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      25.013      20.627     18.516     16.459     14.098    10.101    12.500       --       --       --
        Value at End of Year      13.802      25.013     20.627     18.516     16.459    14.098    10.101       --       --       --
    Venture III No. of Units     655,395     664,861    876,479  1,190,521  1,043,898 1,108,921   470,778       --       --       --
 NY Venture III No. of Units     138,211     154,535    192,866    231,243    194,931   112,955    47,469       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      24.802      20.484     18.416     16.394     14.064    10.091    12.500       --       --       --
        Value at End of Year      13.665      24.802     20.484     18.416     16.394    14.064    10.091       --       --       --
    Venture III No. of Units     801,147   1,048,264  1,204,656  1,352,596  1,054,442   634,970     2,327       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      24.733      20.437     18.382     16.372     14.052    10.088    12.500       --       --       --
        Value at End of Year      13.620      24.733     20.437     18.382     16.372    14.052    10.088       --       --       --
    Venture III No. of Units     134,588     180,300    108,062    146,800    128,480   130,373    76,387       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      27.411      22.685     20.434     18.227     15.668    12.500        --       --       --       --
        Value at End of Year      15.072      27.411     22.685     20.434     18.227    15.668        --       --       --       --
    Venture III No. of Units      87,741     137,705    121,643    124,862    110,240    61,204        --       --       --       --

MID CAP VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      20.077      20.272     18.356     17.278     14.114    11.446    12.945   12.508       --       --
        Value at End of Year      12.038      20.077     20.272     18.356     17.278    14.114    11.446   12.945       --       --
    Venture III No. of Units     194,689     282,157    391,450    472,621    667,733   692,949   725,241  151,681       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      20.081      20.286     18.378     17.307     14.145    11.477    12.987   12.500       --       --
        Value at End of Year      12.035      20.081     20.286     18.378     17.307    14.145    11.477   12.987       --       --
    Venture III No. of Units     272,664     346,285    468,765    621,742    782,002   810,601   869,847   11,864       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      19.889      20.122     18.257     17.219     14.094    11.453    12.979   12.500       --       --
        Value at End of Year      11.901      19.889     20.122     18.257     17.219    14.094    11.453   12.979       --       --
    Venture III No. of Units      11,072      12,237     18,412     20,289     37,560    40,962    44,437   11,864       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.825      20.068     18.217     17.190     14.077    11.445    12.976   12.500       --       --
        Value at End of Year      11.857      19.825     20.068     18.217     17.190    14.077    11.445   12.976       --       --
    Venture III No. of Units      66,616      98,224    144,280    292,470    375,914   274,159   264,964   63,706       --       --

MID CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      19.841      20.072     18.214     17.182     14.063    11.425    13.178       --       --       --
        Value at End of Year      11.872      19.841     20.072     18.214     17.182    14.063    11.425       --       --       --
    Venture III No. of Units   1,115,808   1,458,156  2,100,363  2,676,295  2,841,264 1,871,116   691,652       --       --       --
 NY Venture III No. of Units      71,390     101,303    121,906    138,879    121,447    69,806    91,791       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      18.767      18.994     17.245     16.276     13.328    10.834    12.500       --       --       --
        Value at End of Year      11.223      18.767     18.994     17.245     16.276    13.328    10.834       --       --       --
    Venture III No. of Units     707,414     927,777  1,285,793  1,936,626  2,299,574 2,359,949 1,190,734       --       --       --
 NY Venture III No. of Units     182,196     223,183    332,855    427,207    391,738   225,965   112,237       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      18.609      18.863     17.151     16.212     13.296    10.823    12.500       --       --       --
        Value at End of Year      11.112      18.609     18.863     17.151     16.212    13.296    10.823       --       --       --
    Venture III No. of Units     755,007     977,612  1,446,695  1,746,231  1,709,773   891,759    44,437       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.556      18.819     17.120     16.191     13.285    10.820    12.500       --       --       --
        Value at End of Year      11.075      18.556     18.819     17.120     16.191    13.285    10.820       --       --       --
    Venture III No. of Units     129,220     168,958    294,001    365,042    496,235   470,354   274,196       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      21.656      21.996     20.040     18.980     15.597    12.500        --       --       --       --
        Value at End of Year      12.906      21.656     21.996     20.040     18.980    15.597        --       --       --       --
    Venture III No. of Units      49,051      61,614    129,057    147,276    150,617    88,023        --       --       --       --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
      Value at Start of Year      16.263      16.484     13.959     12.500         --        --        --       --       --       --
        Value at End of Year      10.417      16.263     16.484     13.959         --        --        --       --       --       --
    Venture III No. of Units      51,201      87,651     99,300     37,150         --        --        --       --       --       --
 NY Venture III No. of Units      13,986      16,228     17,216      1,266         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      16.241      16.471     13.954     12.500         --        --        --       --       --       --
        Value at End of Year      10.398      16.241     16.471     13.954         --        --        --       --       --       --
    Venture III No. of Units      28,960      34,723     36,130     20,183         --        --        --       --       --       --
 NY Venture III No. of Units         858       1,662      4,759      1,128         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      16.176      16.430     13.940     12.500         --        --        --       --       --       --
        Value at End of Year      10.340      16.176     16.430     13.940         --        --        --       --       --       --
    Venture III No. of Units      40,476      51,710     71,461     23,834         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.155      16.416     13.935     12.500         --        --        --       --       --       --
        Value at End of Year      10.322      16.155     16.416     13.935         --        --        --       --       --       --
    Venture III No. of Units         839       4,458      8,964     14,364         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      16.090      16.375     13.922     12.500         --        --        --       --       --       --
        Value at End of Year      10.265      16.090     16.375     13.922         --        --        --       --       --       --
    Venture III No. of Units       3,278      11,149      9,429      9,333         --        --        --       --       --       --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      13.433      13.062     12.714     12.590     12.697    12.834    12.896   12.858       --       --
        Value at End of Year      13.446      13.433     13.062     12.714     12.590    12.697    12.834   12.896       --       --
    Venture III No. of Units     293,903     267,379    259,114    322,364    431,108   739,705 1,453,977  651,917       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      13.017      12.664     12.333     12.218     12.329    12.468    12.534   12.500       --       --
        Value at End of Year      13.023      13.017     12.664     12.333     12.218    12.329    12.468   12.534       --       --
    Venture III No. of Units     582,905     385,611    428,404    564,750    646,844   813,415 1,722,514  121,926       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      12.892      12.561     12.251     12.156     12.284    12.441    12.526   12.500       --       --
        Value at End of Year      12.879      12.892     12.561     12.251     12.156    12.284    12.441   12.526       --       --
    Venture III No. of Units      14,567      12,652     10,646     29,552     62,791    39,223    61,394  121,926       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.851      12.527     12.224     12.135     12.269    12.432    12.523   12.500       --       --
        Value at End of Year      12.831      12.851     12.527     12.224     12.135    12.269    12.432   12.523       --       --
    Venture III No. of Units     193,246     107,786    127,270    185,651    170,388   166,699   863,062  551,853       --       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      12.871      12.540     12.231     12.136     12.264    12.420    12.477       --       --       --
        Value at End of Year      12.857      12.871     12.540     12.231     12.136    12.264    12.420       --       --       --
    Venture III No. of Units  33,845,520   9,799,567  7,771,103  4,457,608  2,613,385 2,483,355 1,435,813       --       --       --
 NY Venture III No. of Units   2,313,955     773,035    609,764    386,402    361,164   222,804   200,546       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      12.859      12.535     12.231     12.142     12.276    12.439    12.500       --       --       --
        Value at End of Year      12.838      12.859     12.535     12.231     12.142    12.276    12.439       --       --       --
    Venture III No. of Units   1,970,028   1,159,215  1,287,045  1,477,736  1,517,588 2,110,911 1,967,421       --       --       --
 NY Venture III No. of Units     932,863     609,898    489,008    206,103    122,567   313,967   565,393       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      12.750      12.448     12.165     12.094     12.246    12.427    12.500       --       --       --
        Value at End of Year      12.711      12.750     12.448     12.165     12.094    12.246    12.427       --       --       --
    Venture III No. of Units  18,937,988   5,498,000  4,847,943  2,706,502  1,411,618   731,580    61,394       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      12.714      12.419     12.143     12.078     12.236    12.423    12.500       --       --       --
        Value at End of Year      12.669      12.714     12.419     12.143     12.078    12.236    12.423       --       --       --
    Venture III No. of Units     255,969     164,350    155,929    309,180    363,462   228,877   363,599       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.764      12.486     12.227     12.180     12.358    12.500        --       --       --       --
        Value at End of Year      12.700      12.764     12.486     12.227     12.180    12.358        --       --       --       --
    Venture III No. of Units     914,269     350,062    264,448    404,852    301,161   179,964        --       --       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      51.827      37.521     31.257     21.702     17.786    12.500        --       --       --       --
        Value at End of Year      24.614      51.827     37.521     31.257     21.702    17.786        --       --       --       --
    Venture III No. of Units     482,696     703,323    724,103    679,763    491,491   118,335        --       --       --       --
 NY Venture III No. of Units      30,644      35,730     39,141     36,487     24,341    11,654        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      51.707      37.453     31.216     21.684     17.781    12.500        --       --       --       --
        Value at End of Year      24.544      51.707     37.453     31.216     21.684    17.781        --       --       --       --
    Venture III No. of Units     230,437     342,562    437,418    510,142    363,500   217,836        --       --       --       --
 NY Venture III No. of Units      48,756      57,249     63,128     70,979     49,771    20,424        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      51.347      37.249     31.092     21.630     17.763    12.500        --       --       --       --
        Value at End of Year      24.336      51.347     37.249     31.092     21.630    17.763        --       --       --       --
    Venture III No. of Units     328,359     447,709    524,349    554,874    420,594   127,146        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      51.227      37.181     31.050     21.612     17.757    12.500        --       --       --       --
        Value at End of Year      24.268      51.227     37.181     31.050     21.612    17.757        --       --       --       --
    Venture III No. of Units      47,460      55,676     73,379     88,906     50,175    31,605        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      50.871      36.978     30.927     21.558     17.740    12.500        --       --       --       --
        Value at End of Year      24.062      50.871     36.978     30.927     21.558    17.740        --       --       --       --
    Venture III No. of Units      41,733      63,459     70,112     73,708     28,858     5,467        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      21.292      20.902     18.492     17.348     15.380    12.500        --       --       --       --
        Value at End of Year      11.886      21.292     20.902     18.492     17.348    15.380        --       --       --       --
    Venture III No. of Units       7,457      11,981     16,853     14,729      6,731     4,328        --       --       --       --
 NY Venture III No. of Units         760         791        800        856        860        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      21.242      20.864     18.467     17.333     15.375    12.500        --       --       --       --
        Value at End of Year      11.853      21.242     20.864     18.467     17.333    15.375        --       --       --       --
    Venture III No. of Units       3,018       5,094      7,685      8,207        684     4,049        --       --       --       --
 NY Venture III No. of Units       5,508       5,649      5,963      6,941      6,990     5,527        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      21.094      20.750     18.394     17.290     15.360    12.500        --       --       --       --
        Value at End of Year      11.752      21.094     20.750     18.394     17.290    15.360        --       --       --       --
    Venture III No. of Units      12,787      16,818     16,617     18,443     36,490     5,674        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      20.712     18.137     17.276     15.355    12.500        --       --       --       --
        Value at End of Year          --      21.045     20.712     18.137     17.276    15.355        --       --       --       --
    Venture III No. of Units          --         177        771         --        983        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      20.899      20.599     18.296     17.233     15.340    12.500        --       --       --       --
        Value at End of Year      11.620      20.899     20.599     18.296     17.233    15.340        --       --       --       --
    Venture III No. of Units       1,307       1,934      1,765      1,786      1,937     1,574        --       --       --       --

OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
      Value at Start of Year      17.198      18.482     15.521     14.501     12.500        --        --       --       --       --
        Value at End of Year       9.919      17.198     18.482     15.521     14.501        --        --       --       --       --
    Venture III No. of Units       8,580      29,780     69,914     48,446      4,284        --        --       --       --       --
 NY Venture III No. of Units         191         170        155        163         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.166      18.458     15.509     14.496     12.500        --        --       --       --       --
        Value at End of Year       9.895      17.166     18.458     15.509     14.496        --        --       --       --       --
    Venture III No. of Units       8,144      35,469     58,164     41,133      1,321        --        --       --       --       --
 NY Venture III No. of Units          --         134        920        927         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.072      18.384     15.470     14.481     12.500        --        --       --       --       --
        Value at End of Year       9.826      17.072     18.384     15.470     14.481        --        --       --       --       --
    Venture III No. of Units       3,326       8,860     11,998      7,515        967        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.041      18.360     15.457     14.477     12.500        --        --       --       --       --
        Value at End of Year       9.804      17.041     18.360     15.457     14.477        --        --       --       --       --
    Venture III No. of Units         677       1,390        701        468        471        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --      18.287     15.419     14.462     12.500        --        --       --       --       --
        Value at End of Year          --      18.287     18.287     15.419     14.462        --        --       --       --       --
    Venture III No. of Units          --          --        358         --         --        --        --       --       --       --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
      Value at Start of Year      19.658      17.812     15.135     12.500         --        --        --       --       --       --
        Value at End of Year      11.177      19.658     17.812     15.135         --        --        --       --       --       --
    Venture III No. of Units      38,675      42,097     52,618     64,770         --        --        --       --       --       --
 NY Venture III No. of Units       5,865       6,842      9,960         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      19.631      17.797     15.130     12.500         --        --        --       --       --       --
        Value at End of Year      11.156      19.631     17.797     15.130         --        --        --       --       --       --
    Venture III No. of Units       7,936      11,558     19,022     15,453         --        --        --       --       --       --
 NY Venture III No. of Units       3,697       4,397     10,356      4,295         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      19.553      17.753     15.115     12.500         --        --        --       --       --       --
        Value at End of Year      11.095      19.553     17.753     15.115         --        --        --       --       --       --
    Venture III No. of Units      34,071      37,144     43,326     21,650         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.527      17.738     15.110     12.500         --        --        --       --       --       --
        Value at End of Year      11.075      19.527     17.738     15.110         --        --        --       --       --       --
    Venture III No. of Units         339         575         71      7,620         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.449      17.694     15.095     12.500         --        --        --       --       --       --
        Value at End of Year      11.014      19.449     17.694     15.095         --        --        --       --       --       --
    Venture III No. of Units       4,173       1,483      1,483     10,013         --        --        --       --       --       --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --         --         --     11.418     8.071    10.444   11.328       --       --
        Value at End of Year          --          --         --         --     12.555    11.418     8.071   10.444       --       --
    Venture III No. of Units          --          --         --         --    144,765   141,443   165,874   36,514       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --         --         --     12.437     8.795    11.387   12.500       --       --
        Value at End of Year          --          --         --         --     13.668    12.437     8.795   11.387       --       --
    Venture III No. of Units          --          --         --         --    133,321   150,058   152,627      173       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --         --     12.392     8.776    11.380   12.500       --       --
        Value at End of Year          --          --         --         --     13.598    12.392     8.776   11.380       --       --
    Venture III No. of Units          --          --         --         --      1,343     2,441     2,345      173       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     12.377     8.770    11.378   12.500       --       --
        Value at End of Year          --          --         --         --     13.575    12.377     8.770   11.378       --       --
    Venture III No. of Units          --          --         --         --     63,866    30,148    50,642    6,459       --       --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --         --     14.151    10.010    12.974       --       --       --
        Value at End of Year          --          --         --         --     15.528    14.151    10.010       --       --       --
    Venture III No. of Units          --          --         --         --    570,019   317,889   184,066       --       --       --
 NY Venture III No. of Units          --          --         --         --     24,404    12,925     7,480       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --         --     13.623     9.641    12.500       --       --       --
        Value at End of Year          --          --         --         --     14.941    13.623     9.641       --       --       --
    Venture III No. of Units          --          --         --         --    331,843   325,599   252,300       --       --       --
 NY Venture III No. of Units          --          --         --         --     72,615    25,076    13,229       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --         --     13.589     9.632    12.500       --       --       --
        Value at End of Year          --          --         --         --     14.882    13.589     9.632       --       --       --
    Venture III No. of Units          --          --         --         --    235,635   118,496     2,345       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     13.578     9.629    12.500       --       --       --
        Value at End of Year          --          --         --         --     14.863    13.578     9.629       --       --       --
    Venture III No. of Units          --          --         --         --    145,592    37,591    19,627       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --         --     17.900    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     19.564    17.900        --       --       --       --
    Venture III No. of Units          --          --         --         --     61,639     4,640        --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      14.516      13.523     12.379     10.008      8.703     6.288     7.309    7.603       --       --
        Value at End of Year       8.565      14.516     13.523     12.379     10.008     8.703     6.288    7.309       --       --
    Venture III No. of Units      25,830      30,968     52,304     79,291    112,687   136,386   108,733   61,078       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      23.415      21.823     19.989     16.167     14.067    10.168    11.825   12.500       --       --
        Value at End of Year      13.808      23.415     21.823     19.989     16.167    14.067    10.168   11.825       --       --
    Venture III No. of Units      14,116      53,938     60,712     73,379     54,008    37,168    33,772      361       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      23.190      21.647     19.857     16.084     14.016    10.146    11.817   12.500       --       --
        Value at End of Year      13.655      23.190     21.647     19.857     16.084    14.016    10.146   11.817       --       --
    Venture III No. of Units          --          --         --        107        129       268       537      361       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      23.116      21.588     19.813     16.057     13.999    10.139    11.815   12.500       --       --
        Value at End of Year      13.604      23.116     21.588     19.813     16.057    13.999    10.139   11.815       --       --
    Venture III No. of Units       5,070       5,268      8,291     12,229      6,213    12,978    18,651      912       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      24.456      22.845     20.938     16.971     14.772    10.687    13.477       --       --       --
        Value at End of Year      14.412      24.456     22.845     20.938     16.971    14.772    10.687       --       --       --
    Venture III No. of Units     230,717     379,078    457,272    484,961    334,235   313,910    88,949       --       --       --
 NY Venture III No. of Units      16,586      19,977     22,770     24,196     10,490     2,175       484       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      22.619      21.140     19.384     15.720     13.690     9.909    12.500       --       --       --
        Value at End of Year      13.323      22.619     21.140     19.384     15.720    13.690     9.909       --       --       --
    Venture III No. of Units      89,698     210,694    269,178    401,349    296,557   230,924   103,642       --       --       --
 NY Venture III No. of Units      47,884      48,478     58,788     56,001     49,762    33,108     5,834       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      22.429      20.993     19.279     15.657     13.656     9.900    12.500       --       --       --
        Value at End of Year      13.191      22.429     20.993     19.279     15.657    13.656     9.900       --       --       --
    Venture III No. of Units     120,807     270,538    307,681    318,021    254,982   101,718       537       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      22.366      20.945     19.244     15.637     13.645     9.897    12.500       --       --       --
        Value at End of Year      13.147      22.366     20.945     19.244     15.637    13.645     9.897       --       --       --
    Venture III No. of Units      15,795      28,679     33,105     40,792     44,329    38,717     7,229       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      29.739      27.892     25.665     20.886     18.253    12.500        --       --       --       --
        Value at End of Year      17.455      29.739     27.892     25.665     20.886    18.253        --       --       --       --
    Venture III No. of Units       8,647      15,532     21,385     31,423     27,491    22,767        --       --       --       --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
      Value at Start of Year      15.738      14.815     14.432     13.849     12.500        --        --       --       --       --
        Value at End of Year      12.976      15.738     14.815     14.432     13.849        --        --       --       --       --
    Venture III No. of Units     136,998     167,318    505,509    706,874     76,998        --        --       --       --       --
 NY Venture III No. of Units      29,433      35,085     44,375     16,003        865        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.709      14.796     14.420     13.844     12.500        --        --       --       --       --
        Value at End of Year      12.946      15.709     14.796     14.420     13.844        --        --       --       --       --
    Venture III No. of Units      50,626      62,041    138,216    437,009     76,612        --        --       --       --       --
 NY Venture III No. of Units      49,440      81,539    122,370    157,252     44,529        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.623      14.737     14.384     13.830     12.500        --        --       --       --       --
        Value at End of Year      12.856      15.623     14.737     14.384     13.830        --        --       --       --       --
    Venture III No. of Units      94,110     127,743    161,921    289,925     35,267        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.594      14.717     14.372     13.826     12.500        --        --       --       --       --
        Value at End of Year      12.826      15.594     14.717     14.372     13.826        --        --       --       --       --
    Venture III No. of Units      21,780      20,354     12,336     21,067     19,229        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      15.509      14.659     14.336     13.812     12.500        --        --       --       --       --
        Value at End of Year      12.736      15.509     14.659     14.336     13.812        --        --       --       --       --
    Venture III No. of Units       1,817       5,774     10,983     20,534      1,049        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --      13.916     13.591     12.160     10.458     7.675    10.087   11.373       --       --
        Value at End of Year          --      13.403     13.916     13.591     12.160    10.458     7.675   10.087       --       --
    Venture III No. of Units          --      24,116     30,315     46,617     52,250    51,043    50,378    6,044       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --      15.215     14.867     13.308     11.452     8.408    11.057   12.500       --       --
        Value at End of Year          --      14.647     15.215     14.867     13.308    11.452     8.408   11.057       --       --
    Venture III No. of Units          --      10,708     25,112     52,568     58,120    60,884    57,203       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --      15.092     14.769     13.240     11.410     8.390    11.050   12.500       --       --
        Value at End of Year          --      14.506     15.092     14.769     13.240    11.410     8.390   11.050       --       --
    Venture III No. of Units          --         327        328        330      1,634     2,179     2,463       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      15.051     14.736     13.217     11.396     8.384    11.047   12.500       --       --
        Value at End of Year          --      14.460     15.051     14.736     13.217    11.396     8.384   11.047       --       --
    Venture III No. of Units          --       6,995      8,128     12,151     23,133    12,693    20,554      639       --       --

QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --      17.428     17.071     15.305     13.199     9.701    12.291       --       --       --
        Value at End of Year          --      16.766     17.428     17.071     15.305    13.199     9.701       --       --       --
    Venture III No. of Units          --     111,444    164,533    189,346    148,228    89,981    22,133       --       --       --
 NY Venture III No. of Units          --       9,135      9,884      9,903     19,878     9,400     1,821       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --      17.683     17.329     15.544     13.412     9.862    12.500       --       --       --
        Value at End of Year          --      17.002     17.683     17.329     15.544    13.412     9.862       --       --       --
    Venture III No. of Units          --      57,179     80,579    144,739    134,711   128,830    59,910       --       --       --
 NY Venture III No. of Units          --       5,976     20,115     19,167     17,868     6,549     6,951       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --      17.561     17.235     15.483     13.379     9.853    12.500       --       --       --
        Value at End of Year          --      16.859     17.561     17.235     15.483    13.379     9.853       --       --       --
    Venture III No. of Units          --      35,642     59,417     98,119     80,946    29,791     2,463       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      17.520     17.204     15.463     13.368     9.850    12.500       --       --       --
        Value at End of Year          --      16.812     17.520     17.204     15.463    13.368     9.850       --       --       --
    Venture III No. of Units          --       4,161      4,632      7,966     10,575    10,242     4,978       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --      20.465     20.126     18.116     15.686    12.500        --       --       --       --
        Value at End of Year          --      19.608     20.465     20.126     18.116    15.686        --       --       --       --
    Venture III No. of Units          --       3,436      5,553      6,934      5,151     3,144        --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      30.961      37.303     27.458     24.956     19.216    14.039    13.914   13.920       --       --
        Value at End of Year      18.447      30.961     37.303     27.458     24.956    19.216    14.039   13.914       --       --
    Venture III No. of Units      74,188      95,820    132,883    188,012    247,494   264,917   266,268   39,205       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      27.519      33.172     24.430     22.215     17.114    12.510    12.404   12.500       --       --
        Value at End of Year      16.387      27.519     33.172     24.430     22.215    17.114    12.510   12.404       --       --
    Venture III No. of Units      73,931      95,010    138,754    171,824    255,261   265,024   255,266   11,076       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      27.255      32.904     24.268     22.101     17.052    12.483    12.396   12.500       --       --
        Value at End of Year      16.206      27.255     32.904     24.268     22.101    17.052    12.483   12.396       --       --
    Venture III No. of Units       1,661       2,951      4,905      6,384     24,127    31,185    18,135   11,076       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      27.168      32.815     24.215     22.064     17.031    12.474    12.393   12.500       --       --
        Value at End of Year      16.146      27.168     32.815     24.215     22.064    17.031    12.474   12.393       --       --
    Venture III No. of Units      25,155      31,473     51,405     51,849     75,797    69,864    82,310   25,944       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      27.756      33.503     24.712     22.500     17.360    12.703    13.428       --       --       --
        Value at End of Year      16.495      27.756     33.503     24.712     22.500    17.360    12.703       --       --       --
    Venture III No. of Units     611,271     774,393  1,165,660  1,197,178  1,321,526   958,408   371,522       --       --       --
 NY Venture III No. of Units      34,542      43,369     50,986     48,150     44,969    26,331    33,209       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      25.766      31.117     22.963     20.918     16.148    11.822    12.500       --       --       --
        Value at End of Year      15.304      25.766     31.117     22.963     20.918    16.148    11.822       --       --       --
    Venture III No. of Units     226,101     294,056    416,372    566,773    720,356   748,678   457,392       --       --       --
 NY Venture III No. of Units      51,766      88,717    107,222    121,253    103,622    55,444    81,806       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      25.549      30.901     22.838     20.835     16.108    11.810    12.500       --       --       --
        Value at End of Year      15.153      25.549     30.901     22.838     20.835    16.108    11.810       --       --       --
    Venture III No. of Units     295,102     395,189    620,476    613,953    765,647   333,783    18,135       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      25.477      30.830     22.797     20.808     16.095    11.807    12.500       --       --       --
        Value at End of Year      15.102      25.477     30.830     22.797     20.808    16.095    11.807       --       --       --
    Venture III No. of Units      52,082      64,459     95,704    124,890    152,972   152,575    91,989       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      24.675      29.904     22.146     20.244     15.682    12.500        --       --       --       --
        Value at End of Year      14.605      24.675     29.904     22.146     20.244    15.682        --       --       --       --
    Venture III No. of Units      30,006      34,220     74,059     72,841     83,658    35,464        --       --       --       --

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      14.859      13.599     13.798     13.859     12.959    12.500        --       --       --       --
        Value at End of Year      12.929      14.859     13.599     13.798     13.859    12.959        --       --       --       --
    Venture III No. of Units     908,652   1,134,181  1,491,904  2,001,717  2,015,752   694,471        --       --       --       --
 NY Venture III No. of Units      69,213      87,509     94,120    176,928    139,565    96,503        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      14.825      13.574     13.780     13.847     12.954    12.500        --       --       --       --
        Value at End of Year      12.893      14.825     13.574     13.780     13.847    12.954        --       --       --       --
    Venture III No. of Units     144,261     137,445    236,161    435,130    534,620   415,081        --       --       --       --
 NY Venture III No. of Units     114,243     134,462    186,732    293,002    224,928    48,673        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      14.722      13.500     13.725     13.813     12.942    12.500        --       --       --       --
        Value at End of Year      12.783      14.722     13.500     13.725     13.813    12.942        --       --       --       --
    Venture III No. of Units     650,604     582,487    898,133  1,168,944  1,153,879   731,647        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.687      13.475     13.707     13.801     12.937    12.500        --       --       --       --
        Value at End of Year      12.747      14.687     13.475     13.707     13.801    12.937        --       --       --       --
    Venture III No. of Units      43,839      25,121     47,326     98,904    100,383    58,343        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      14.585      13.402     13.652     13.767     12.925    12.500        --       --       --       --
        Value at End of Year      12.639      14.585     13.402     13.652     13.767    12.925        --       --       --       --
    Venture III No. of Units      69,467      54,814     73,422    111,484    139,292    80,811        --       --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      14.795      12.581     12.121     12.070     12.165     8.223    14.114   16.450       --       --
        Value at End of Year       8.084      14.795     12.581     12.121     12.070    12.165     8.223   14.114       --       --
    Venture III No. of Units     100,682     114,578    182,862    249,641    354,318   442,928   179,857   57,406       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      10.779       9.171      8.839      8.807      8.881     6.006    10.313   12.500       --       --
        Value at End of Year       5.887      10.779      9.171      8.839      8.807     8.881     6.006   10.313       --       --
    Venture III No. of Units     188,956     246,593    303,102    316,805    392,679   437,547   282,494    4,076       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      10.676       9.096      8.781      8.762      8.849     5.993    10.307   12.500       --       --
        Value at End of Year       5.822      10.676      9.096      8.781      8.762     8.849     5.993   10.307       --       --
    Venture III No. of Units       3,133       2,900      3,476      3,560      8,664    16,904     5,580    4,076       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      10.641       9.072      8.761      8.747      8.838     5.989    10.305   12.500       --       --
        Value at End of Year       5.800      10.641      9.072      8.761      8.747     8.838     5.989   10.305       --       --
    Venture III No. of Units      60,507      88,293    112,717    130,547    167,848   331,907   150,920   55,036       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      13.168      11.225     10.829     10.812     10.906     7.369     9.909       --       --       --
        Value at End of Year       7.184      13.168     11.225     10.829     10.812    10.906     7.369       --       --       --
    Venture III No. of Units     644,735     948,698    873,435    975,766  1,201,486 1,130,156   184,060       --       --       --
 NY Venture III No. of Units      21,089      29,706     56,375     85,514     90,668    73,783     6,103       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      16.564      14.127     13.636     13.620     13.746     9.292    12.500       --       --       --
        Value at End of Year       9.031      16.564     14.127     13.636     13.620    13.746     9.292       --       --       --
    Venture III No. of Units     220,061     317,258    382,261    520,780    677,523   785,025   202,175       --       --       --
 NY Venture III No. of Units      49,788      76,041     81,351    124,014    144,225   110,727    25,846       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      16.425      14.029     13.562     13.566     13.712     9.283    12.500       --       --       --
        Value at End of Year       8.942      16.425     14.029     13.562     13.566    13.712     9.283       --       --       --
    Venture III No. of Units     303,660     417,561    516,414    532,896    580,571   411,007     5,580       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.378      13.997     13.537     13.549     13.701     9.280    12.500       --       --       --
        Value at End of Year       8.912      16.378     13.997     13.537     13.549    13.701     9.280       --       --       --
    Venture III No. of Units      31,022      45,331     51,846     64,311     74,166   123,891    52,918       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.214      16.445     15.929     15.966     16.170    12.500        --       --       --       --
        Value at End of Year      10.440      19.214     16.445     15.929     15.966    16.170        --       --       --       --
    Venture III No. of Units      15,559      36,115     40,430     42,766     53,131    38,435        --       --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
      Value at Start of Year      19.691      17.597     15.801     12.500         --        --        --       --       --       --
        Value at End of Year      11.660      19.691     17.597     15.801         --        --        --       --       --       --
    Venture III No. of Units     259,023     241,664    248,248    177,098         --        --        --       --       --       --
 NY Venture III No. of Units      10,371       7,746      3,535        683         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      19.665      17.582     15.796     12.500         --        --        --       --       --       --
        Value at End of Year      11.638      19.665     17.582     15.796         --        --        --       --       --       --
    Venture III No. of Units      83,313      87,951     98,234     80,821         --        --        --       --       --       --
 NY Venture III No. of Units      26,425       5,017      7,702      2,437         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      19.586      17.539     15.780     12.500         --        --        --       --       --       --
        Value at End of Year      11.574      19.586     17.539     15.780         --        --        --       --       --       --
    Venture III No. of Units     143,891     139,418    138,254     78,343         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.560      17.524     15.775     12.500         --        --        --       --       --       --
        Value at End of Year      11.553      19.560     17.524     15.775         --        --        --       --       --       --
    Venture III No. of Units      34,814      18,800      8,490      1,082         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.482      17.480     15.759     12.500         --        --        --       --       --       --
        Value at End of Year      11.490      19.482     17.480     15.759         --        --        --       --       --       --
    Venture III No. of Units       4,255       9,672     10,567      5,849         --        --        --       --       --       --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      16.807      17.467     15.098     14.773     12.801     8.927    11.557   11.506       --       --
        Value at End of Year      10.958      16.807     17.467     15.098     14.773    12.801     8.927   11.557       --       --
    Venture III No. of Units      67,868      72,230     88,928    101,535    111,695   166,389   121,096   14,176       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      18.026      18.743     16.209     15.868     13.757     9.598    12.433   12.500       --       --
        Value at End of Year      11.747      18.026     18.743     16.209     15.868    13.757     9.598   12.433       --       --
    Venture III No. of Units      92,430     107,325    129,209    165,319    201,964   251,915   198,216    1,266       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      17.853      18.591     16.102     15.787     13.707     9.578    12.425   12.500       --       --
        Value at End of Year      11.617      17.853     18.591     16.102     15.787    13.707     9.578   12.425       --       --
    Venture III No. of Units       4,853       4,842      6,130      6,997     10,322    10,447     2,660    1,266       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.796      18.541     16.066     15.760     13.691     9.571    12.422   12.500       --       --
        Value at End of Year      11.574      17.796     18.541     16.066     15.760    13.691     9.571   12.422       --       --
    Venture III No. of Units      33,180      42,238     43,813     44,081     59,294    63,048    94,702    7,324       --       --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      18.274      19.027     16.483     16.158     14.025     9.811    12.922       --       --       --
        Value at End of Year      11.893      18.274     19.027     16.483     16.158    14.025     9.811       --       --       --
    Venture III No. of Units     261,945     300,367    487,758    639,496    649,660   492,023   124,484       --       --       --
 NY Venture III No. of Units      14,323      19,482     28,874     29,011     21,977    16,147    23,187       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.628      18.363     15.916     15.610     13.556     9.487    12.500       --       --       --
        Value at End of Year      11.466      17.628     18.363     15.916     15.610    13.556     9.487       --       --       --
    Venture III No. of Units     252,302     289,106    363,779    521,675    568,237   624,153   268,338       --       --       --
 NY Venture III No. of Units      75,187      84,097    106,566    122,961    131,345    73,769    23,713       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.479      18.236     15.829     15.549     13.523     9.478    12.500       --       --       --
        Value at End of Year      11.352      17.479     18.236     15.829     15.549    13.523     9.478       --       --       --
    Venture III No. of Units     285,478     319,945    409,175    456,066    482,820   307,301     2,660       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.430      18.194     15.801     15.528     13.512     9.475    12.500       --       --       --
        Value at End of Year      11.315      17.430     18.194     15.801     15.528    13.512     9.475       --       --       --
    Venture III No. of Units      29,349      35,267     48,334     61,834     76,647    85,100    57,304       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      21.421      22.394     19.477     19.170     16.706    12.500        --       --       --       --
        Value at End of Year      13.885      21.421     22.394     19.477     19.170    16.706        --       --       --       --
    Venture III No. of Units      10,258      13,140     16,812     19,880     20,584    17,485        --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      22.322      24.578     22.621     12.500         --        --        --       --       --       --
        Value at End of Year      12.705      22.322     24.578     22.621         --        --        --       --       --       --
    Venture III No. of Units      58,880      72,472    109,619    142,270         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      22.270      24.533     22.591     12.500         --        --        --       --       --       --
        Value at End of Year      12.669      22.270     24.533     22.591         --        --        --       --       --       --
    Venture III No. of Units      63,747      65,996    109,420    146,030         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      22.115      24.399     22.501     12.500         --        --        --       --       --       --
        Value at End of Year      12.562      22.115     24.399     22.501         --        --        --       --       --       --
    Venture III No. of Units         898         880      1,754      1,513         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      22.063      24.355     22.471     12.500         --        --        --       --       --       --
        Value at End of Year      12.526      22.063     24.355     22.471         --        --        --       --       --       --
    Venture III No. of Units      68,325      72,288     78,415     95,549         --        --        --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year      22.205      14.986     22.591     21.342     17.292    12.500        --       --       --       --
        Value at End of Year      12.612      22.205     14.986     22.591     21.342    17.292        --       --       --       --
    Venture III No. of Units     129,073     456,256    673,916    806,725    254,329    59,939        --       --       --       --
 NY Venture III No. of Units      25,570      35,043     45,457     32,017      2,878        38        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      22.153      24.443     22.561     21.325     17.286    12.500        --       --       --       --
        Value at End of Year      12.576      22.153     24.443     22.561     21.325    17.286        --       --       --       --
    Venture III No. of Units     159,803     225,620    312,505    465,918     70,908    17,378        --       --       --       --
 NY Venture III No. of Units      57,190      74,258     90,014    114,661     23,672     6,795        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      21.999      24.309     22.472     21.272     17.269    12.500        --       --       --       --
        Value at End of Year      12.470      21.999     24.309     22.472     21.272    17.269        --       --       --       --
    Venture III No. of Units     255,739     333,100    479,610    600,588    181,511    53,999        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      21.948      24.265     22.442     21.254     17.264    12.500        --       --       --       --
        Value at End of Year      12.434      21.948     24.265     22.442     21.254    17.264        --       --       --       --
    Venture III No. of Units      20,683      23,635     28,782     39,445     18,993    90,696        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      21.795      24.132     22.353     21.201     17.247    12.500        --       --       --       --
        Value at End of Year      12.329      21.795     24.132     22.353     21.201    17.247        --       --       --       --
    Venture III No. of Units      15,862      24,882     35,492     37,110     14,306     5,881        --       --       --       --

SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
      Value at Start of Year          --      14.945     14.145     12.500         --        --        --       --       --       --
        Value at End of Year          --      14.741     14.945     14.145         --        --        --       --       --       --
    Venture III No. of Units          --      16,984     15,514      1,803         --        --        --       --       --       --
 NY Venture III No. of Units          --          --          1         72         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --      14.932     14.140     12.500         --        --        --       --       --       --
        Value at End of Year          --      14.722     14.932     14.140         --        --        --       --       --       --
    Venture III No. of Units          --          83      8,554      6,265         --        --        --       --       --       --
 NY Venture III No. of Units          --       3,056      3,069      2,656         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --      14.895     14.126     12.500         --        --        --       --       --       --
        Value at End of Year          --      14.663     14.895     14.126         --        --        --       --       --       --
    Venture III No. of Units          --       8,003      8,704     12,639         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      14.883     14.121     12.500         --        --        --       --       --       --
        Value at End of Year          --      14.643     14.883     14.121         --        --        --       --       --       --
    Venture III No. of Units          --       1,214      1,843      1,323         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --     14.107     12.500         --        --        --       --       --       --
        Value at End of Year          --          --     14.846     14.107         --        --        --       --       --       --
    Venture III No. of Units          --          --        364        364         --        --        --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Contracts with no Optional Benefits
      Value at Start of Year      15.878      16.667     14.234     12.500         --        --        --       --       --       --
        Value at End of Year      11.516      15.878     16.667     14.234         --        --        --       --       --       --
    Venture III No. of Units     584,545     535,994    676,921    291,038         --        --        --       --       --       --
 NY Venture III No. of Units      20,334      22,856     17,955      4,835         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.857      16.653     14.230     12.500         --        --        --       --       --       --
        Value at End of Year      11.495      15.857     16.653     14.230         --        --        --       --       --       --
    Venture III No. of Units     124,794     123,249    119,204     72,897         --        --        --       --       --       --
 NY Venture III No. of Units      14,340      14,422     21,076      9,531         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.794      16.612     14.215     12.500         --        --        --       --       --       --
        Value at End of Year      11.431      15.794     16.612     14.215         --        --        --       --       --       --
    Venture III No. of Units     228,198     244,944    208,489     93,639         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.773      16.598     14.211     12.500         --        --        --       --       --       --
        Value at End of Year      11.411      15.773     16.598     14.211         --        --        --       --       --       --
    Venture III No. of Units      93,798      14,281     29,004      8,198         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      15.710      16.557     14.197     12.500         --        --        --       --       --       --
        Value at End of Year      11.348      15.710     16.557     14.197         --        --        --       --       --       --
    Venture III No. of Units      61,974      28,054     18,398     22,693         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
  8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --         --         --     12.134     8.830    12.058   12.219       --       --
        Value at End of Year          --          --         --         --     12.793    12.134     8.830   12.058       --       --
    Venture III No. of Units          --          --         --         --    275,802   319,465   322,040   58,747       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --         --         --     12.243     8.913    12.179   12.500       --       --
        Value at End of Year          --          --         --         --     12.902    12.243     8.913   12.179       --       --
    Venture III No. of Units          --          --         --         --    316,014   372,895   364,615   10,681       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --         --     12.199     8.894    12.171   12.500       --       --
        Value at End of Year          --          --         --         --     12.836    12.199     8.894   12.171       --       --
    Venture III No. of Units          --          --         --         --      5,671     8,316    12,145   10,681       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     12.184     8.888    12.169   12.500       --       --
        Value at End of Year          --          --         --         --     12.814    12.184     8.888   12.169       --       --
    Venture III No. of Units          --          --         --         --    204,268   207,926   199,977   22,152       --       --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
  5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --         --     12.901     9.393    12.940       --       --       --
        Value at End of Year          --          --         --         --     13.582    12.901     9.393       --       --       --
    Venture III No. of Units          --          --         --         --  1,057,471   821,306   265,584       --       --       --
 NY Venture III No. of Units          --          --         --         --     53,231    33,016    18,573       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --         --     12.453     9.071    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.103    12.453     9.071       --       --       --
    Venture III No. of Units          --          --         --         --  1,071,424 1,067,398   478,150       --       --       --
 NY Venture III No. of Units          --          --         --         --    188,429   124,416    19,341       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --         --     12.422     9.062    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.051    12.422     9.062       --       --       --
    Venture III No. of Units          --          --         --         --    889,536   546,646    12,145       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     12.412     9.059    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.034    12.412     9.059       --       --       --
    Venture III No. of Units          --          --         --         --     71,277    90,696    53,391       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --         --     16.207    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     16.993    16.207        --       --       --       --
    Venture III No. of Units          --          --         --         --     41,071    26,962        --       --       --       --

SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-01-2004)
Contracts with no Optional Benefits
      Value at Start of Year      14.922      16.264     15.686     15.045     12.500        --        --       --       --       --
        Value at End of Year       8.321      14.922     16.264     15.686     15.045        --        --       --       --       --
    Venture III No. of Units      24,790      38,307     51,474    228,347     75,065        --        --       --       --       --
 NY Venture III No. of Units       2,472       3,949      3,818      3,017         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      14.895      16.243     15.673     15.040     12.500        --        --       --       --       --
        Value at End of Year       8.302      14.895     16.243     15.673     15.040        --        --       --       --       --
    Venture III No. of Units       1,840       2,896      3,454     29,216      3,612        --        --       --       --       --
 NY Venture III No. of Units         834         838        842        846         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      14.813      16.178     15.634     15.025     12.500        --        --       --       --       --
        Value at End of Year       8.244      14.813     16.178     15.634     15.025        --        --       --       --       --
    Venture III No. of Units      14,740      16,506     23,832     36,537     23,197        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      16.157     15.621     15.020     12.500        --        --       --       --       --
        Value at End of Year          --      14.786     16.157     15.621     15.020        --        --       --       --       --
    Venture III No. of Units          --          --      1,574     10,960      4,666        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      14.705      16.092     15.582     15.005     12.500        --        --       --       --       --
        Value at End of Year       8.167      14.705     16.092     15.582     15.005        --        --       --       --       --
    Venture III No. of Units         831       1,086      1,412      3,679      3,409        --        --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      22.495      23.148     20.388     19.365     15.726    11.960    12.926   12.780       --       --
        Value at End of Year      16.140      22.495     23.148     20.388     19.365    15.726    11.960   12.926       --       --
    Venture III No. of Units     171,979     225,659    324,931    440,746    610,555   658,413   634,847  137,793       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      21.885      22.531     19.855     18.867     15.330    11.665    12.613   12.500       --       --
        Value at End of Year      15.694      21.885     22.531     19.855     18.867    15.330    11.665   12.613       --       --
    Venture III No. of Units     184,684     230,192    339,801    433,769    606,663   637,716   661,005   13,189       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      21.675      22.349     19.724     18.771     15.274    11.640    12.605   12.500       --       --
        Value at End of Year      15.520      21.675     22.349     19.724     18.771    15.274    11.640   12.605       --       --
    Venture III No. of Units      17,756      18,841     22,205     22,391     26,322    41,726    41,340   13,189       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      21.605      22.289     19.681     18.739     15.256    11.632    12.602   12.500       --       --
        Value at End of Year      15.463      21.605     22.289     19.681     18.739    15.256    11.632   12.602       --       --
    Venture III No. of Units      49,447      66,852    109,791    140,455    291,525   268,943   233,288   63,197       --       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      21.443      22.113     19.512     18.576     15.116    11.506    14.081       --       --       --
        Value at End of Year      15.350      21.443     22.113     19.512     18.576    15.116    11.506       --       --       --
    Venture III No. of Units     987,779   1,290,443  1,888,948  2,236,737  2,430,543 1,761,384   614,080       --       --       --
 NY Venture III No. of Units      66,419      98,580    114,100    120,806    113,567    82,962    58,245       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      18.982      19.585     17.291     16.469     13.408    10.211    12.500       --       --       --
        Value at End of Year      13.582      18.982     19.585     17.291     16.469    13.408    10.211       --       --       --
    Venture III No. of Units     471,069     714,205  1,076,265  1,612,445  1,912,889 1,911,009   929,346       --       --       --
 NY Venture III No. of Units     127,843     178,592    262,887    299,276    292,522   194,102   140,797       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      18.822      19.450     17.197     16.404     13.375    10.201    12.500       --       --       --
        Value at End of Year      13.447      18.822     19.450     17.197     16.404    13.375    10.201       --       --       --
    Venture III No. of Units     556,159     834,357  1,247,856  1,504,042  1,509,955   748,523    41,340       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      18.769      19.405     17.165     16.382     13.365    10.198    12.500       --       --       --
        Value at End of Year      13.403      18.769     19.405     17.165     16.382    13.365    10.198       --       --       --
    Venture III No. of Units      92,685     121,407    238,304    200,783    342,303   282,478   159,691       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      21.319      22.074     19.556     18.691     15.271    12.500        --       --       --       --
        Value at End of Year      15.200      21.319     22.074     19.556     18.691    15.271        --       --       --       --
    Venture III No. of Units      34,647      43,916    107,033     82,189    131,148    65,180        --       --       --       --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-09-2007) - SERIES II SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
      Value at Start of Year          --          --     19.101     18.440     15.630    12.500        --       --       --       --
        Value at End of Year          --          --     20.779     19.101     18.440    15.630        --       --       --       --
    Venture III No. of Units          --          --     50,920     64,036     55,925    13,039        --       --       --       --
 NY Venture III No. of Units          --          --      1,370      1,899      1,944       947        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --     19.075     18.425     15.625    12.500        --       --       --       --
        Value at End of Year          --          --     20.741     19.075     18.425    15.625        --       --       --       --
    Venture III No. of Units          --          --      4,225      5,988     12,726     1,905        --       --       --       --
 NY Venture III No. of Units          --          --      6,712     12,468     12,028     4,205        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --     19.000     18.379     15.609    12.500        --       --       --       --
        Value at End of Year          --          --     20.628     19.000     18.379    15.609        --       --       --       --
    Venture III No. of Units          --          --     29,836     45,610     48,103    15,073        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --     18.974     18.364     15.604    12.500        --       --       --       --
        Value at End of Year          --          --     20.590     18.974     18.364    15.604        --       --       --       --
    Venture III No. of Units          --          --      3,145      3,682      4,367     3,066        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --     18.899     18.318     15.589    12.500        --       --       --       --
        Value at End of Year          --          --     20.478     18.899     18.318    15.589        --       --       --       --
    Venture III No. of Units          --          --      2,434      2,684      2,833     7,681        --       --       --       --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      20.662      21.040     19.980     19.778     18.851    16.943    15.808   15.636       --       --
        Value at End of Year      17.056      20.662     21.040     19.980     19.778    18.851    16.943   15.808       --       --
    Venture III No. of Units      44,562      64,525    103,890    123,426    180,879   160,200   118,693   23,734       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      16.481      16.791     15.953     15.799     15.067    13.548    12.647   12.500       --       --
        Value at End of Year      13.597      16.481     16.791     15.953     15.799    15.067    13.548   12.647       --       --
    Venture III No. of Units      60,905      78,245     87,080    128,519    174,724   190,846   123,232    4,812       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      16.323      16.655     15.847     15.719     15.012    13.519    12.639   12.500       --       --
        Value at End of Year      13.447      16.323     16.655     15.847     15.719    15.012    13.519   12.639       --       --
    Venture III No. of Units       5,229       5,602      5,367      4,362      9,063     9,640     7,865    4,812       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      16.271      16.610     15.813     15.692     14.994    13.510    12.637   12.500       --       --
        Value at End of Year      13.397      16.271     16.610     15.813     15.692    14.994    13.510   12.637       --       --
    Venture III No. of Units      24,982      33,634     33,494     49,657     58,930    81,169    64,005    7,332       --       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.965      16.274     15.482     15.364     14.681    13.217    12.681       --       --       --
        Value at End of Year      13.145      15.965     16.274     15.482     15.364    14.681    13.217       --       --       --
    Venture III No. of Units     996,359   1,544,330  1,829,380  1,935,818  1,374,409   731,600   199,341       --       --       --
 NY Venture III No. of Units      87,958     129,989    136,005    144,159     69,421    47,473     9,379       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.693      16.005     15.233     15.124     14.460    13.024    12.500       --       --       --
        Value at End of Year      12.914      15.693     16.005     15.233     15.124    14.460    13.024       --       --       --
    Venture III No. of Units     169,427     208,073    251,996    344,500    402,567   494,156   198,913       --       --       --
 NY Venture III No. of Units      76,635     123,426    153,583    182,102    141,989    83,675    86,329       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.561      15.894     15.150     15.064     14.424    13.012    12.500       --       --       --
        Value at End of Year      12.786      15.561     15.894     15.150     15.064    14.424    13.012       --       --       --
    Venture III No. of Units     700,200     930,532  1,076,127  1,221,568    753,789   197,544     7,865       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.517      15.857     15.122     15.045     14.412    13.008    12.500       --       --       --
        Value at End of Year      12.743      15.517     15.857     15.122     15.045    14.412    13.008       --       --       --
    Venture III No. of Units      24,233      25,342     33,085     43,313     72,879    83,515    52,117       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.850      14.175     13.538     13.489     12.942    12.500        --       --       --       --
        Value at End of Year      11.357      13.850     14.175     13.538     13.489    12.942        --       --       --       --
    Venture III No. of Units     103,466     137,934    133,976    115,872     84,711    19,571        --       --       --       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
  8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --         --         --      9.626     7.714    10.898   11.492       --       --
        Value at End of Year          --          --         --         --     10.089     9.626     7.714   10.898       --       --
    Venture III No. of Units          --          --         --         --    281,922   299,602   337,579   93,971       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --         --         --     10.404     8.341    11.791   12.500       --       --
        Value at End of Year          --          --         --         --     10.899    10.404     8.341   11.791       --       --
    Venture III No. of Units          --          --         --         --    459,993   513,126   582,524    3,810       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --         --     10.366     8.324    11.784   12.500       --       --
        Value at End of Year          --          --         --         --     10.843    10.366     8.324   11.784       --       --
    Venture III No. of Units          --          --         --         --      2,519     4,507     6,655    3,810       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     10.354     8.318    11.781   12.500       --       --
        Value at End of Year          --          --         --         --     10.825    10.354     8.318   11.781       --       --
    Venture III No. of Units          --          --         --         --     86,540   115,290   132,025   67,667       --       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
  5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --         --     11.546     9.271    11.177       --       --       --
        Value at End of Year          --          --         --         --     12.069    11.546     9.271       --       --       --
    Venture III No. of Units          --          --         --         --    473,573   463,299   193,976       --       --       --
 NY Venture III No. of Units          --          --         --         --     29,740    25,641    42,059       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --         --     12.903    10.365    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.480    12.903    10.365       --       --       --
    Venture III No. of Units          --          --         --         --    584,007   631,182   313,890       --       --       --
 NY Venture III No. of Units          --          --         --         --     58,319    57,142    19,777       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --         --     12.871    10.356    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.427    12.871    10.356       --       --       --
    Venture III No. of Units          --          --         --         --    290,089   180,067     6,655       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --         --     12.860    10.352    12.500       --       --       --
        Value at End of Year          --          --         --         --     13.409    12.860    10.352       --       --       --
    Venture III No. of Units          --          --         --         --    140,760   156,701   127,270       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --         --     14.516    12.500        --       --       --       --
        Value at End of Year          --          --         --         --     15.113    14.516        --       --       --       --
    Venture III No. of Units          --          --         --         --     26,231    16,521        --       --       --       --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Contracts with no Optional Benefits
      Value at Start of Year      14.323      13.798     13.505     13.461     12.500        --        --       --       --       --
        Value at End of Year      12.853      14.323     13.798     13.505     13.461        --        --       --       --       --
    Venture III No. of Units      99,490     150,676    234,437    210,144     70,921        --        --       --       --       --
 NY Venture III No. of Units      20,397      33,367     37,466     27,411     18,640        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      14.297      13.780     13.494     13.456     12.500        --        --       --       --       --
        Value at End of Year      12.823      14.297     13.780     13.494     13.456        --        --       --       --       --
    Venture III No. of Units      35,553      36,698     85,568     65,847      4,572        --        --       --       --       --
 NY Venture III No. of Units      18,035      41,751     64,857     50,440     23,487        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      14.218      13.725     13.460     13.443     12.500        --        --       --       --       --
        Value at End of Year      12.734      14.218     13.725     13.460     13.443        --        --       --       --       --
    Venture III No. of Units      82,188     149,812    182,133    186,092     84,315        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.192      13.707     13.449     13.438     12.500        --        --       --       --       --
        Value at End of Year      12.704      14.192     13.707     13.449     13.438        --        --       --       --       --
    Venture III No. of Units       2,939       2,790      2,924      1,420      3,062        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      14.114      13.653     13.416     13.425     12.500        --        --       --       --       --
        Value at End of Year      12.615      14.114     13.653     13.416     13.425        --        --       --       --       --
    Venture III No. of Units      20,155      22,275     13,402      9,711      7,650        --        --       --       --       --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --     19.699     18.251     16.521    13.347    22.160   25.156       --       --
        Value at End of Year          --          --     21.734     19.699     18.251    16.521    13.347   22.160       --       --
    Venture III No. of Units          --          --     49,694     63,469     84,438    96,580   104,292   14,316       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --      9.666      8.960      8.114     6.558    10.895   12.500       --       --
        Value at End of Year          --          --     10.658      9.666      8.960     8.114     6.558   10.895       --       --
    Venture III No. of Units          --          --    108,045    141,060    224,142   251,177   296,124    9,469       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --      8.914      8.085     6.544    10.888   12.500       --       --
        Value at End of Year          --          --         --      9.602      8.914     8.085     6.544   10.888       --       --
    Venture III No. of Units          --          --         --      1,246      4,226     8,615     7,523    9,469       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --      9.581      8.898      8.075     6.540    10.885   12.500       --       --
        Value at End of Year          --          --     10.544      9.581      8.898     8.075     6.540   10.885       --       --
    Venture III No. of Units          --          --     27,576     42,030     64,683    81,657    92,531   22,580       --       --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --     11.711     10.868      9.831     7.957    12.129       --       --       --
        Value at End of Year          --          --     12.893     11.711     10.868     9.831     7.957       --       --       --
    Venture III No. of Units          --          --    275,318    334,152    371,134   304,615   118,519       --       --       --
 NY Venture III No. of Units          --          --      5,198      9,616      9,400     6,980     5,652       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --     12.048     11.186     10.124     8.198    12.500       --       --       --
        Value at End of Year          --          --     13.257     12.048     11.186    10.124     8.198       --       --       --
    Venture III No. of Units          --          --    278,943    364,014    476,434   534,952   258,022       --       --       --
 NY Venture III No. of Units          --          --     15,480     16,796     17,190    10,783     8,850       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --     11.982     11.142     10.099     8.190    12.500       --       --       --
        Value at End of Year          --          --     13.165     11.982     11.142    10.099     8.190       --       --       --
    Venture III No. of Units          --          --    229,746    259,133    335,200   217,406     7,523       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --     11.961     11.127     10.091     8.187    12.500       --       --       --
        Value at End of Year          --          --     13.134     11.961     11.127    10.091     8.187       --       --       --
    Venture III No. of Units          --          --     32,523     42,545     46,995    51,338    30,273       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --     17.154     15.982     14.515    12.500        --       --       --       --
        Value at End of Year          --          --     18.809     17.154     15.982    14.515        --       --       --       --
    Venture III No. of Units          --          --     14,279     11,843      8,122     5,404        --       --       --       --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
  (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --          --         --     11.139      9.599     7.578    10.582   11.372       --       --
        Value at End of Year          --          --         --     10.925     11.139     9.599     7.578   10.582       --       --
    Venture III No. of Units          --          --         --    153,819    186,805   207,736   222,003   43,972       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --          --         --     12.159     10.483     8.280    11.568   12.500       --       --
        Value at End of Year          --          --         --     11.920     12.159    10.483     8.280   11.568       --       --
    Venture III No. of Units          --          --         --    145,076    197,678   195,166   253,289    1,245       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --          --         --     12.097     10.445     8.262    11.561   12.500       --       --
        Value at End of Year          --          --         --     11.841     12.097    10.445     8.262   11.561       --       --
    Venture III No. of Units          --          --         --      5,444     46,144    48,905    46,866    1,245       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --     12.076     10.433     8.256    11.559   12.500       --       --
        Value at End of Year          --          --         --     11.815     12.076    10.433     8.256   11.559       --       --
    Venture III No. of Units          --          --         --     62,510     69,068    89,700    97,380   22,359       --       --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
  (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --          --         --     13.676     11.804     9.326    11.884       --       --       --
        Value at End of Year          --          --         --     13.382     13.676    11.804     9.326       --       --       --
    Venture III No. of Units          --          --         --    443,948    480,426   330,022    83,925       --       --       --
 NY Venture III No. of Units          --          --         --     22,355     19,800     6,785     3,533       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --          --         --     14.367     12.406     9.807    12.500       --       --       --
        Value at End of Year          --          --         --     14.050     14.367    12.406     9.807       --       --       --
    Venture III No. of Units          --          --         --    219,140    255,690   256,896   141,909       --       --       --
 NY Venture III No. of Units          --          --         --     52,154     47,897    18,276    34,800       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --          --         --     14.310     12.376     9.797    12.500       --       --       --
        Value at End of Year          --          --         --     13.974     14.310    12.376     9.797       --       --       --
    Venture III No. of Units          --          --         --    239,367    245,268   172,326    46,866       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --          --         --     14.291     12.366     9.794    12.500       --       --       --
        Value at End of Year          --          --         --     13.948     14.291    12.366     9.794       --       --       --
    Venture III No. of Units          --          --         --     24,230     26,643    30,334    16,945       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --          --         --     17.250     14.949    12.500        --       --       --       --
        Value at End of Year          --          --         --     16.812     17.250    14.949        --       --       --       --
    Venture III No. of Units          --          --         --     16,330     17,608    11,341        --       --       --       --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      17.901      16.776     16.462     16.331     15.819    15.314    14.216   13.912       --       --
        Value at End of Year      18.094      17.901     16.776     16.462     16.331    15.819    15.314   14.216       --       --
    Venture III No. of Units     330,342     365,881    466,203    678,650    891,028 1,072,260 1,445,513  309,022       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      16.056      15.055     14.781     14.670     14.218    13.771    12.790   12.500       --       --
        Value at End of Year      16.222      16.056     15.055     14.781     14.670    14.218    13.771   12.790       --       --
    Venture III No. of Units     412,742     486,720    577,049    816,731  1,117,633 1,420,034 1,827,800   46,568       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      15.903      14.933     14.683     14.595     14.166    13.741    12.782   12.500       --       --
        Value at End of Year      16.042      15.903     14.933     14.683     14.595    14.166    13.741   12.782       --       --
    Venture III No. of Units      63,975      81,117     84,588     88,416    112,185   131,301   124,496   46,568       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.852      14.893     14.651     14.570     14.149    13.732    12.779   12.500       --       --
        Value at End of Year      15.983      15.852     14.893     14.651     14.570    14.149    13.732   12.779       --       --
    Venture III No. of Units     125,929     165,549    202,808    284,000    398,695   449,544   588,469  194,521       --       --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.454      14.511     14.264     14.182     13.770    13.349    12.526       --       --       --
        Value at End of Year      15.596      15.454     14.511     14.264     14.182    13.770    13.349       --       --       --
    Venture III No. of Units   3,153,089   2,876,211  3,460,133  4,055,380  4,271,882 3,688,116 1,428,781       --       --       --
 NY Venture III No. of Units     337,387     291,916    318,095    339,003    361,284   283,169   236,863       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.378      14.448     14.209     14.134     13.730    13.317    12.500       --       --       --
        Value at End of Year      15.512      15.378     14.448     14.209     14.134    13.730    13.317       --       --       --
    Venture III No. of Units   1,212,467   1,470,507  1,919,042  2,679,092  3,243,797 3,740,167 2,269,393       --       --       --
 NY Venture III No. of Units     194,704     270,013    337,355    420,975    417,710   345,500   584,424       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.249      14.348     14.132     14.078     13.697    13.304    12.500       --       --       --
        Value at End of Year      15.358      15.249     14.348     14.132     14.078    13.697    13.304       --       --       --
    Venture III No. of Units   1,657,745   1,363,522  1,676,309  1,806,043  1,653,518 1,148,470   124,496       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.206      14.314     14.106     14.060     13.686    13.300    12.500       --       --       --
        Value at End of Year      15.307      15.206     14.314     14.106     14.060    13.686    13.300       --       --       --
    Venture III No. of Units     314,782     247,785    303,455    370,639    435,854   566,374   396,702       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.826      13.035     12.864     12.841     12.518    12.500        --       --       --       --
        Value at End of Year      13.897      13.826     13.035     12.864     12.841    12.518        --       --       --       --
    Venture III No. of Units     213,726      81,533     99,704    152,513    187,010   124,121        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      12.917      12.487     11.010     10.590      9.635     7.504     9.692   10.176       --       --
        Value at End of Year       7.979      12.917     12.487     11.010     10.590     9.635     7.504    9.692       --       --
    Venture III No. of Units      41,119      42,325     48,977     77,655    150,518   157,636   135,388   42,924       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      15.741      15.224     13.430     12.924     11.765     9.167    11.846   12.500       --       --
        Value at End of Year       9.718      15.741     15.224     13.430     12.924    11.765     9.167   11.846       --       --
    Venture III No. of Units      42,436      61,150     81,217    104,354    122,312   166,760   128,273      182       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      15.590      15.101     13.341     12.858     11.722     9.147    11.839   12.500       --       --
        Value at End of Year       9.610      15.590     15.101     13.341     12.858    11.722     9.147   11.839       --       --
    Venture III No. of Units         542         556      2,811      3,199     13,741    13,904     8,489      182       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.540      15.060     13.312     12.836     11.708     9.141    11.836   12.500       --       --
        Value at End of Year       9.575      15.540     15.060     13.312     12.836    11.708     9.141   11.836       --       --
    Venture III No. of Units       9,642      26,555     28,139     33,756     48,624    59,374    51,456    4,897       --       --

TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      16.723      16.195     14.305     13.795     12.568     9.805    12.003       --       --       --
        Value at End of Year      10.315      16.723     16.195     14.305     13.795    12.568     9.805       --       --       --
    Venture III No. of Units     200,077     256,037    339,281    406,518    479,910   525,659   122,800       --       --       --
 NY Venture III No. of Units      29,674      47,821     59,680     69,242     61,545    44,972    10,275       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      17.366      16.826     14.870     14.347     13.077    10.207    12.500       --       --       --
        Value at End of Year      10.706      17.366     16.826     14.870     14.347    13.077    10.207       --       --       --
    Venture III No. of Units     144,876     187,870    225,910    342,595    408,338   426,605   156,620       --       --       --
 NY Venture III No. of Units     101,859     132,817    178,745    208,141    233,882   112,148    16,300       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      17.219      16.710     14.789     14.291     13.045    10.197    12.500       --       --       --
        Value at End of Year      10.600      17.219     16.710     14.789     14.291    13.045    10.197       --       --       --
    Venture III No. of Units     172,844     288,043    296,626    341,843    283,265   170,872     8,489       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      17.171      16.671     14.762     14.272     13.035    10.194    12.500       --       --       --
        Value at End of Year      10.565      17.171     16.671     14.762     14.272    13.035    10.194       --       --       --
    Venture III No. of Units      22,094      24,744     26,358     44,365     53,204    64,988    26,237       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      19.872      19.322     17.135     16.591     15.175    12.500        --       --       --       --
        Value at End of Year      12.208      19.872     19.322     17.135     16.591    15.175        --       --       --       --
    Venture III No. of Units       4,252       5,458      8,849     13,571     24,670    20,779        --       --       --       --

U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year          --      25.480     23.726     23.640     22.510    18.078    24.289   25.399       --       --
        Value at End of Year          --      25.379     25.480     23.726     23.640    22.510    18.078   24.289       --       --
    Venture III No. of Units          --     148,076    204,218    293,782    377,834   503,113   534,526  192,389       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --      12.467     11.614     11.578     11.030     8.862    11.913   12.500       --       --
        Value at End of Year          --      12.411     12.467     11.614     11.578    11.030     8.862   11.913       --       --
    Venture III No. of Units          --     323,281    475,961    640,661    913,120 1,024,581 1,025,162   31,888       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --      12.366     11.537     11.518     10.990     8.843    11.906   12.500       --       --
        Value at End of Year          --      12.292     12.366     11.537     11.518    10.990     8.843   11.906       --       --
    Venture III No. of Units          --      18,099     21,614     27,048     30,729    46,925    46,298   31,888       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      12.332     11.512     11.499     10.976     8.837    11.903   12.500       --       --
        Value at End of Year          --      12.252     12.332     11.512     11.499    10.976     8.837   11.903       --       --
    Venture III No. of Units          --     132,063    160,841    248,509    327,149   394,503   428,051  130,404       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
U.S. CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year          --      13.331     12.434     12.412     11.844     9.525    11.563       --       --       --
        Value at End of Year          --      13.242     13.331     12.434     12.412    11.844     9.525       --       --       --
    Venture III No. of Units          --     889,344  1,162,614  1,446,914  1,647,147 1,357,569   453,624       --       --       --
 NY Venture III No. of Units          --      56,478     94,345    117,697    139,437    97,353    69,557       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --      14.378     13.417     13.400     12.793    10.294    12.500       --       --       --
        Value at End of Year          --      14.275     14.378     13.417     13.400    12.793    10.294       --       --       --
    Venture III No. of Units          --     629,409    808,151  1,142,432  1,505,611 1,564,714   701,296       --       --       --
 NY Venture III No. of Units          --      70,692     98,954    231,550    306,910   237,376   157,975       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --      14.278     13.344     13.347     12.762    10.284    12.500       --       --       --
        Value at End of Year          --      14.154     14.278     13.344     13.347    12.762    10.284       --       --       --
    Venture III No. of Units          --     392,147    584,735    759,238    847,551   471,703    46,298       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      14.245     13.320     13.330     12.751    10.281    12.500       --       --       --
        Value at End of Year          --      14.115     14.245     13.320     13.330    12.751    10.281       --       --       --
    Venture III No. of Units          --      75,223     89,508    143,910    190,792   210,033   114,115       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --      16.551     15.499     15.534     14.882    12.500        --       --       --       --
        Value at End of Year          --      16.374     16.551     15.499     15.534    14.882        --       --       --       --
    Venture III No. of Units          --      42,741     61,689     75,794     71,022    33,796        --       --       --       --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
      Value at Start of Year          --      12.970     12.951     12.500         --        --        --       --       --       --
        Value at End of Year          --      13.219     12.970     12.951         --        --        --       --       --       --
    Venture III No. of Units          --      98,858    129,449    153,310         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year          --      12.952     12.940     12.500         --        --        --       --       --       --
        Value at End of Year          --      13.195     12.952     12.940         --        --        --       --       --       --
    Venture III No. of Units          --     172,908    217,058    254,132         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year          --      12.901     12.908     12.500         --        --        --       --       --       --
        Value at End of Year          --      13.123     12.901     12.908         --        --        --       --       --       --
    Venture III No. of Units          --       2,372      3,921      4,212         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      12.884     12.897     12.500         --        --        --       --       --       --
        Value at End of Year          --      13.099     12.884     12.897         --        --        --       --       --       --
    Venture III No. of Units          --      28,808     34,434     48,085         --        --        --       --       --       --

U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES   (units first credited
  5-03-2004)
Contracts with no Optional Benefits
      Value at Start of Year          --      12.943     12.964     13.067     12.500        --        --       --       --       --
        Value at End of Year          --      13.175     12.943     12.964     13.067        --        --       --       --       --
    Venture III No. of Units          --     277,680    386,887    495,325     71,835        --        --       --       --       --
 NY Venture III No. of Units          --      35,317     37,510     40,163     18,636        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year          --      12.926     12.954     13.062     12.500        --        --       --       --       --
        Value at End of Year          --      13.151     12.926     12.954     13.062        --        --       --       --       --
    Venture III No. of Units          --     200,450    301,204    424,410         85        --        --       --       --       --
 NY Venture III No. of Units          --      40,589     62,741     87,301     19,626        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year          --      12.875     12.921     13.049     12.500        --        --       --       --       --
        Value at End of Year          --      13.079     12.875     12.921     13.049        --        --       --       --       --
    Venture III No. of Units          --     143,182    233,045    304,919     51,871        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year          --      12.858     12.911     13.045     12.500        --        --       --       --       --
        Value at End of Year          --      13.055     12.858     12.911     13.045        --        --       --       --       --
    Venture III No. of Units          --      36,693     44,371     58,861         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year          --      12.807     12.878     13.032     12.500        --        --       --       --       --
        Value at End of Year          --      12.984     12.807     12.878     13.032        --        --       --       --       --
    Venture III No. of Units          --      15,154     25,150     26,557      5,083        --        --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      16.401      16.166     15.744     15.756     15.570    15.559    14.647   14.437       --       --
        Value at End of Year      15.905      16.401     16.166     15.744     15.756    15.570    15.559   14.647       --       --
    Venture III No. of Units     121,077     103,644    110,677    163,744    263,651   358,655   516,015  121,534       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      14.166      13.971     13.612     13.630     13.475    13.473    12.689   12.500       --       --
        Value at End of Year      13.731      14.166     13.971     13.612     13.630    13.475    13.473   12.689       --       --
    Venture III No. of Units     100,473     124,026    137,168    189,994    298,512   405,665   639,740   26,818       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      14.031      13.858     13.522     13.560     13.426    13.444    12.681   12.500       --       --
        Value at End of Year      13.579      14.031     13.858     13.522     13.560    13.426    13.444   12.681       --       --
    Venture III No. of Units      20,786       8,765     11,100     15,132     20,866    23,225    42,239   26,818       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.986      13.820     13.493     13.537     13.410    13.435    12.679   12.500       --       --
        Value at End of Year      13.529      13.986     13.820     13.493     13.537    13.410    13.435   12.679       --       --
    Venture III No. of Units      22,226      20,492     29,367     47,907     86,647   210,255   487,625   78,307       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      13.826      13.658     13.326     13.353     13.219    13.228    12.615       --       --       --
        Value at End of Year      13.376      13.826     13.658     13.326     13.353    13.219    13.228       --       --       --
    Venture III No. of Units   1,365,227   1,159,441  1,186,616  1,535,167  2,276,112 1,868,640   706,239       --       --       --
 NY Venture III No. of Units      45,404      39,669     48,218    114,800    119,680   136,243    52,169       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      13.661      13.501     13.180     13.213     13.088    13.103    12.500       --       --       --
        Value at End of Year      13.210      13.661     13.501     13.180     13.213    13.088    13.103       --       --       --
    Venture III No. of Units     337,789     426,002    564,405    831,527  1,280,511 1,696,560 1,055,375       --       --       --
 NY Venture III No. of Units      76,631      89,990    109,795    144,792    219,941   252,802   293,643       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      13.546      13.408     13.108     13.161     13.056    13.091    12.500       --       --       --
        Value at End of Year      13.079      13.546     13.408     13.108     13.161    13.056    13.091       --       --       --
    Venture III No. of Units     569,128     283,726    330,894    357,519    413,421   341,401    15,548       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.508      13.377     13.085     13.144     13.045    13.087    12.500       --       --       --
        Value at End of Year      13.036      13.508     13.377     13.085     13.144    13.045    13.087       --       --       --
    Venture III No. of Units      74,999      84,373    121,730    168,320    265,357   432,596   245,705       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      12.749      12.644     12.386     12.461     12.386    12.500        --       --       --       --
        Value at End of Year      12.285      12.749     12.644     12.386     12.461    12.386        --       --       --       --
    Venture III No. of Units      26,865      28,416     17,357     28,701     46,691    45,968        --       --       --       --

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Contracts with no Optional Benefits
      Value at Start of Year      13.984      13.846     12.859     12.500         --        --        --       --       --       --
        Value at End of Year      10.859      13.984     13.846     12.859         --        --        --       --       --       --
    Venture III No. of Units      56,050      43,968     30,339     19,752         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      13.965      13.834     12.854     12.500         --        --        --       --       --       --
        Value at End of Year      10.839      13.965     13.834     12.854         --        --        --       --       --       --
    Venture III No. of Units       8,923      12,919     37,683     12,890         --        --        --       --       --       --
 NY Venture III No. of Units         306          --         --         --         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      13.910      13.800     12.842     12.500         --        --        --       --       --       --
        Value at End of Year      10.779      13.910     13.800     12.842         --        --        --       --       --       --
    Venture III No. of Units       4,634       8,153     11,031      1,513         --        --        --       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      13.891      13.788     12.837     12.500         --        --        --       --       --       --
        Value at End of Year      10.760      13.891     13.788     12.837         --        --        --       --       --       --
    Venture III No. of Units         999         448      3,517      5,217         --        --        --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      13.836      13.754     12.825         --         --        --        --       --       --       --
        Value at End of Year      10.701      13.836     13.754         --         --        --        --       --       --       --
    Venture III No. of Units         207         861     10,054         --         --        --        --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      14.592      14.886     13.676     13.139     12.211     9.057    12.308   12.659       --       --
        Value at End of Year       8.771      14.592     14.886     13.676     13.139    12.211     9.057   12.308       --       --
    Venture III No. of Units     202,097     292,300    376,821    470,989    655,604   627,288   642,670  118,594       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      14.274      14.570     13.392     12.872     11.970     8.882    12.076   12.500       --       --
        Value at End of Year       8.576      14.274     14.570     13.392     12.872    11.970     8.882   12.076       --       --
    Venture III No. of Units     221,739     272,523    392,469    490,787    677,477   725,126   805,400   13,438       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      14.138      14.452     13.304     12.807     11.926     8.864    12.069   12.500       --       --
        Value at End of Year       8.481      14.138     14.452     13.304     12.807    11.926     8.864   12.069       --       --
    Venture III No. of Units      39,319      32,337     32,376     36,858     55,972    76,646    68,919   13,438       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      14.092      14.413     13.274     12.785     11.912     8.857    12.066   12.500       --       --
        Value at End of Year       8.449      14.092     14.413     13.274     12.785    11.912     8.857   12.066       --       --
    Venture III No. of Units      62,143      73,770     90,019    128,844    223,280   198,149   208,756   43,256       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      15.014      15.345     14.136     13.592     12.664     9.419    11.886       --       --       --
        Value at End of Year       9.008      15.014     15.345     14.136     13.592    12.664     9.419       --       --       --
    Venture III No. of Units     989,404   1,049,829  1,244,178  1,602,506  1,961,610 1,462,835   642,992       --       --       --
 NY Venture III No. of Units      84,206     102,502    133,898    150,052    155,958   132,369    38,532       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      15.745      16.100     14.839     14.275     13.307     9.903    12.500       --       --       --
        Value at End of Year       9.442      15.745     16.100     14.839     14.275    13.307     9.903       --       --       --
    Venture III No. of Units     749,027     983,914  1,284,989  1,714,204  2,067,264 2,066,680 1,174,328       --       --       --
 NY Venture III No. of Units     121,116     142,468    185,835    319,494    429,814   341,199    78,162       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      15.612      15.989     14.758     14.218     13.275     9.893    12.500       --       --       --
        Value at End of Year       9.348      15.612     15.989     14.758     14.218    13.275     9.893       --       --       --
    Venture III No. of Units     314,548     397,789    523,972    585,268    654,850    76,646     7,784       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      15.568      15.952     14.731     14.200     13.264     9.890    12.500       --       --       --
        Value at End of Year       9.317      15.568     15.952     14.731     14.200    13.264     9.890       --       --       --
    Venture III No. of Units      84,201     100,916    122,859    161,390    300,120   220,893   155,489       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      17.867      18.335     16.957     16.370     15.314    12.500        --       --       --       --
        Value at End of Year      10.677      17.867     18.335     16.957     16.370    15.314        --       --       --       --
    Venture III No. of Units      21,069      28,643     47,596     48,942     91,385    30,859        --       --       --       --

UTILITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      21.730      17.341     13.457     11.710      9.199     6.952     9.244   10.845       --       --
        Value at End of Year      13.113      21.730     17.341     13.457     11.710     9.199     6.952    9.244       --       --
    Venture III No. of Units      61,050      79,120    136,213    174,178    252,067   276,737   264,826   76,161       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      24.877      19.862     15.421     13.426     10.552     7.978    10.614   12.500       --       --
        Value at End of Year      15.004      24.877     19.862     15.421     13.426    10.552     7.978   10.614       --       --
    Venture III No. of Units      56,684      81,943     87,809    100,167    115,721   119,753   119,237      567       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      24.638      19.702     15.319     13.357     10.514     7.961    10.607   12.500       --       --
        Value at End of Year      14.838      24.638     19.702     15.319     13.357    10.514     7.961   10.607       --       --
    Venture III No. of Units       5,386       5,328      5,832      6,172     19,800    15,233    17,159      567       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      24.559      19.648     15.285     13.334     10.501     7.955    10.605   12.500       --       --
        Value at End of Year      14.783      24.559     19.648     15.285     13.334    10.501     7.955   10.605       --       --
    Venture III No. of Units      13,853      21,711     27,139     33,725     41,942    32,834    32,617   15,856       --       --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      30.990      24.790     19.271     16.808     13.223    10.013    11.515       --       --       --
        Value at End of Year      18.674      30.990     24.790     19.271     16.808    13.223    10.013       --       --       --
    Venture III No. of Units     291,182     487,933    520,557    552,143    485,377   347,539   136,524       --       --       --
 NY Venture III No. of Units      35,091      40,567     41,179     27,420      9,793     5,898     1,856       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      33.546      26.848     20.882     18.222     14.342    10.866    12.500       --       --       --
        Value at End of Year      20.205      33.546     26.848     20.882     18.222    14.342    10.866       --       --       --
    Venture III No. of Units      93,059     129,562    193,282    233,855    225,798   190,234   101,440       --       --       --
 NY Venture III No. of Units      35,593      45,373     67,955     64,311     51,787    14,381     9,361       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      33.264      26.662     20.768     18.150     14.307    10.855    12.500       --       --       --
        Value at End of Year      20.004      33.264     26.662     20.768     18.150    14.307    10.855       --       --       --
    Venture III No. of Units     149,479     262,129    297,814    330,595    255,137   110,420    17,159       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      33.170      26.600     20.731     18.126     14.295    10.852    12.500       --       --       --
        Value at End of Year      19.938      33.170     26.600     20.731     18.126    14.295    10.852       --       --       --
    Venture III No. of Units      27,584      36,452     48,417     62,875     54,183    37,657    14,272       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      34.644      27.824     21.717     19.016     15.020    12.500        --       --       --       --
        Value at End of Year      20.792      34.644     27.824     21.717     19.016    15.020        --       --       --       --
    Venture III No. of Units      21,976      38,771     43,534     45,405     29,784    12,075        --       --       --       --

VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)
Contracts with no Optional Benefits (not issued in NY)
      Value at Start of Year      28.509      26.785     22.495     20.317     17.934    13.139    17.304   17.954       --       --
        Value at End of Year      16.580      28.509     26.785     22.495     20.317    17.934    13.139   17.304       --       --
    Venture III No. of Units      63,986      83,029     99,856    126,879    199,666   171,980   265,249   76,144       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
      Value at Start of Year      19.636      18.458     15.510     14.015     12.377     9.073    11.954   12.500       --       --
        Value at End of Year      11.414      19.636     18.458     15.510     14.015    12.377     9.073   11.954       --       --
    Venture III No. of Units      68,457      87,871    107,622    133,116    199,589   186,281   217,663    8,999       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
  (not issued in NY))
      Value at Start of Year      19.448      18.309     15.407     13.943     12.332     9.053    11.947   12.500       --       --
        Value at End of Year      11.288      19.448     18.309     15.407     13.943    12.332     9.053   11.947       --       --
    Venture III No. of Units      15,665      16,260     17,075     19,106     18,710    19,287    26,508    8,999       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      19.386      18.259     15.373     13.919     12.317     9.047    11.944   12.500       --       --
        Value at End of Year      11.246      19.386     18.259     15.373     13.919    12.317     9.047   11.944       --       --
    Venture III No. of Units      28,258      34,251     40,841     59,482     73,701   113,062   160,771   90,953       --       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
      Value at Start of Year      20.700      19.486     16.399     14.838     13.114     9.619    12.657       --       --       --
        Value at End of Year      12.021      20.700     19.486     16.399     14.838    13.114     9.619       --       --       --
    Venture III No. of Units     443,871     555,610    762,073    652,914    805,980   399,055   135,128       --       --       --
 NY Venture III No. of Units      34,211      45,299     40,150     28,146     24,103     4,930     3,908       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
      Value at Start of Year      20.386      19.201     16.167     14.635     12.941     9.497    12.500       --       --       --
        Value at End of Year      11.833      20.386     19.201     16.167     14.635    12.941     9.497       --       --       --
    Venture III No. of Units      98,713     131,979    179,690    234,496    269,435   282,804   195,802       --       --       --
 NY Venture III No. of Units      38,245      44,247     44,974     45,053     48,220    19,711    22,239       --       --       --

Venture III Prior

                                 YEAR        YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED      ENDED     ENDED     ENDED     ENDED    ENDED   ENDED
                               12/31/08   12/31/07    12/31/06   12/31/05   12/31/04  12/31/03  12/31/02  12/31/01 12/31/00 12/31/99
                             ----------- ----------- ---------- ---------- ---------- --------- --------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
      Value at Start of Year      20.214      19.068     16.079     14.577     12.909     9.488    12.500       --       --       --
        Value at End of Year      11.715      20.214     19.068     16.079     14.577    12.909     9.488       --       --       --
    Venture III No. of Units     228,898     277,579    341,532    317,248    290,234   142,695    26,508       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
      Value at Start of Year      20.158      19.024     16.050     14.558     12.898     9.484    12.500       --       --       --
        Value at End of Year      11.676      20.158     19.024     16.050     14.558    12.898     9.484       --       --       --
    Venture III No. of Units      16,738      24,934     23,342     43,909     50,385    56,142    21,726       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
      Value at Start of Year      25.386      23.994     20.273     18.417     16.342    12.500        --       --       --       --
        Value at End of Year      14.683      25.386     23.994     20.273     18.417    16.342        --       --       --       --
    Venture III No. of Units      14,503      20,726     22,490     22,585     26,969    16,361        --       --       --       --

                                    VERSION B
                        (Wealthmark ML3 Variable Annuity)
                          (previously issued contracts)

                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES


                                                    Prospectus dated May 1, 2009


                         Wealthmark ML3 Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 Variable Annuity Contract for the name of your issuing Company.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to a Variable Investment Option of John Hancock Trust or DWS Scudder Funds that we make available on the date of this
Prospectus:



JOHN HANCOCK TRUST



500 Index Trust B
Active Bond Trust
All Cap Core Trust
American Asset Allocation Trust(1)
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust(2)
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Trust
Core Allocation Plus Trust
Core Balanced Trust
Core Disciplined Diversification Trust
Core Fundamental Holdings Trust
Core Global Diversification Trust
Core Strategy Trust(3)
Disciplined Diversification Trust
Equity- Income Trust(4)
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust(5)
Global Allocation Trust
Global Bond Trust
Global Trust
Health Sciences Trust
High Income Trust
High Yield Trust
International Core Trust
International Equity Index Trust B
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Money Market Trust B
Natural Resources Trust
Optimized All Cap Trust
Optimized Value Trust
Pacific Rim Trust
Real Estate Securities Trust
Science & Technology Trust
Small Cap Growth Trust(6)
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust(7)
Strategic Bond Trust
Total Bond Market Trust A
Total Return Trust
Total Stock Market Index Trust
U.S. Government Securities Trust
Value Trust



DWS SCUDDER FUNDS
DWS Core Fixed Income VIP
DWS Equity 500 Index VIP



(1)  Successor to "Income & Value Trust."



(2)  Successor to "U.S. Large Cap Trust."



(3)  Formerly "Index Allocation Trust."



(4)  Successor to "Classic Value Trust."



(5)  Successor to "Core Equity Trust" and "U.S. Core Trust."



(6)  Successor to "Emerging Growth Trust," and "Small Cap Trust."



(7)  Successor to "Small Company Trust."



CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS .........................................................     1
II. OVERVIEW .........................................................................     5
III. FEE TABLES ......................................................................     9
    EXAMPLES .........................................................................    11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS ...........    18
   THE COMPANIES .....................................................................    18
   THE SEPARATE ACCOUNTS .............................................................    18
   THE PORTFOLIOS ....................................................................    19
   VOTING INTEREST ...................................................................    30
V. DESCRIPTION OF THE CONTRACT .......................................................    31
   ELIGIBLE PLANS ....................................................................    31
      Eligibility Restrictions .......................................................    31
   ACCUMULATION PERIOD PROVISIONS ....................................................    31
      Purchase Payments ..............................................................    31
      Accumulation Units .............................................................    32
      Value of Accumulation Units ....................................................    32
      Net Investment Factor ..........................................................    33
      Transfers Among Investment Options                                                  33
      Maximum Number of Investment Options ...........................................    34
      Telephone and Electronic Transactions ..........................................    34
      Special Transfer Services - Dollar Cost Averaging Program ......................    34
      Special Transfer Services - Asset Rebalancing Program ..........................    35
      Withdrawals ....................................................................    35
      Signature Guarantee Requirements for Surrenders and Partial Withdrawals ........    36
      Special Withdrawal Services - The Income Plan ..................................    36
      Special Withdrawal Services - The Income Made Easy Program .....................    37
      Optional Guaranteed Minimum Withdrawal Benefits ................................    37
      Death Benefit During Accumulation Period .......................................    37
      Optional Enhanced Death Benefits ...............................................    39
   PAY-OUT PERIOD PROVISIONS .........................................................    39
      General ........................................................................    39
      Annuity Options ................................................................    40
      Determination of Amount of the First Variable Annuity Payment ..................    43
      Annuity Units and the Determination of Subsequent Variable Annuity Payments ....    43
      Transfers During Pay-out Period ................................................    43
      Death Benefit During Pay-out Period ............................................    43
      Optional Guaranteed Minimum Income Benefits ....................................    44
   OTHER CONTRACT PROVISIONS .........................................................    44
      Right to Review ................................................................    44
      Ownership ......................................................................    44
      Annuitant ......................................................................    45
      Beneficiary ....................................................................    45
      Spouse .........................................................................    45
      Modification ...................................................................    45
      Our Approval ...................................................................    45
      Misstatement and Proof of Age, Sex or Survival .................................    45
   FIXED INVESTMENT OPTIONS ..........................................................    45
VI. CHARGES AND DEDUCTIONS ...........................................................    47
   WITHDRAWAL CHARGES ................................................................    47
   ASSET-BASED CHARGES ...............................................................    48
      Daily Administration Fee .......................................................    48
      Distribution Fee ...............................................................    48
      Mortality and Expense Risks Fee ................................................    48
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ................................    48
   PREMIUM TAXES .....................................................................    49
VII. FEDERAL TAX MATTERS .............................................................    50
   INTRODUCTION ......................................................................    50
   OUR TAX STATUS ....................................................................    50
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ......................................    50
   CHARITABLE REMAINDER TRUSTS .......................................................    50
   NONQUALIFIED CONTRACTS ............................................................    51
      Undistributed Gains ............................................................    51
      Taxation of Annuity Payments ...................................................    51
      Surrenders, Withdrawals and Death Benefits .....................................    51
      Taxation of Death Benefit Proceeds .............................................    52
      Penalty Tax on Premature Distributions .........................................    52
      Puerto Rico Nonqualified Contracts .............................................    52
      Diversification Requirements ...................................................    52
      Exchanges of Annuity Contracts .................................................    53
   QUALIFIED CONTRACTS ...............................................................    53
        Required Minimum Distributions ...............................................    54
        Penalty Tax on Premature Distributions .......................................    55
        Rollovers and Transfers ......................................................    55
        Section 403(b) Qualified Plans ...............................................    57
        Loans ........................................................................    57
        Puerto Rico Contracts Issued to Fund Retirement Plans ........................    57
   SEE YOUR OWN TAX ADVISOR ..........................................................    57
VIII. GENERAL MATTERS ................................................................    58
   ASSET ALLOCATION SERVICES .........................................................    58
   DISTRIBUTION OF CONTRACTS .........................................................    58
      Standard Compensation ..........................................................    58
      Revenue Sharing and Additional Compensation ....................................    58
      Differential Compensation ......................................................    59
   CONFIRMATION STATEMENTS ...........................................................    59
   REINSURANCE ARRANGEMENTS ..........................................................    59
   STATEMENTS OF ADDITIONAL INFORMATION ..............................................    60
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .............................   A-1
APPENDIX B: QUALIFIED PLAN TYPES .....................................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS .........................................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS ..........................   D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS ..............................   E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..   F-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ...........................................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Covered person or the older Owner, depending on the Rider attains age 95.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6805.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NONQUALIFIED CONTRACT: Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLANS: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A Separate Account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider .


STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the fee withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.



VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group Contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit, and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.

In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out.

We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period."

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to pay at least $10,000 for the initial Purchase Payment. Each Additional Purchase Payment must be at least $30. Generally, you may make Additional Purchase Payments at any time.

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio Prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than to Portfolios with balanced and diversified investment strategies) should not be considered a balanced investment strategy (see "Portfolio Investment Objectives and Strategies" beginning on page 20). In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.


FIXED INVESTMENT OPTIONS. Currently, we do not make Fixed Investment Options available, other than the DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased:

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits


     -    Annual Step-Up Death Benefit.


     -    Enhanced Earnings Death Benefit - not offered in New York or
          Washington;

     - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.


Appendix D: Optional Guaranteed Minimum Withdrawal Benefits



     -    Income Plus For Life 12.08;*



     -    Income Plus For Life - Joint Life 12.08;*



     -    Income Plus For Life (Quarterly Step-Up Review);*



     -    Income Plus For Life - Joint Life (Quarterly Step-Up Review);*



     -    Income Plus For Life (Annual Step-Up Review); *



     -    Income Plus For Life - Joint Life (Annual Step-Up Review);*



     -    Principal Plus (formerly known as "Guaranteed Principal Plus");



     - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");



     -    Principal Plus for Life Plus Automatic Annual Step-Up; and



     -    Principal Returns.



Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



     -    Income Plus For Life 5.09;*



     -    Income Plus For Life - Joint Life 5.09.*



* We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all eight Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For Life - Joint Life 12.08; Income Plus For Life 5.09; and Income Plus For Life - Joint Life 5.09.



IF YOU ELECTED TO PURCHASE ANY ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER (SEE APPENDIX D). WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in Appendix D.)


Appendix E: Optional Guaranteed Minimum Income Benefits

     -    Guaranteed Retirement Income Benefits - offered by John Hancock USA;

     -    Guaranteed Retirement Income Benefits - offered by John Hancock New
          York.


CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you made or on any earnings under the Contract.


IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any unpaid loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract


WILL I RECEIVE A CONFIRMATION STATEMENT?

We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                III. Fee Tables


The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
   First Year                               6%
   Second Year                              5%
   Third Year                               4%
   Thereafter                               0%

TRANSFER FEE(3)
   Maximum Fee                            $25
   Current Fee                            $ 0


(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").


(2) The charge is taken within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES


                                                  JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
                                                  ----------------   ---------------------
ANNUAL CONTRACT FEE                                    $   0             $          0
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
(as a percentage of average Contract Value)
Mortality and expense risks fee                         1.25%                    1.25%
Distribution fee                                        0.25%                    0.25%
Daily Administration fee- asset based                   0.15%                    0.15%
                                                        -----                    -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                  1.65%                    1.65%
(With No optional Riders Reflected)

OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-Up Death Benefit Fee(2)            0.20%                    0.20%
Optional Enhanced Earnings Death Benefit Fee            0.20%             not offered
                                                       -----             ------------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)               2.05%                    1.85%
(With Annual Step-Up Death Benefit and Enhanced
   Earnings Death Benefit fee reflected, as
   applicable)



OTHER FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)






                                                                      INCOME
                                                                     PLUS FOR      INCOME
                           INCOME PLUS     INCOME                     LIFE -      PLUS FOR
                            FOR LIFE -    PLUS FOR      INCOME        JOINT        LIFE -
                            JOINT LIFE      LIFE       PLUS FOR        LIFE      JOINT LIFE
                             (ANNUAL     (QUARTERLY      LIFE      (QUARTERLY    (QUARTERLY     INCOME
                INCOME       STEP-UP      STEP-UP     (QUARTERLY     STEP-UP       STEP-UP     PLUS FOR      INCOME
               PLUS FOR      REVIEW)       REVIEW)     STEP-UP       REVIEW)       REVIEW)    LIFE 12.08    PLUS FOR
                 LIFE          (not        (ISSUED      REVIEW)      (issued       (issued     (issued     LIFE 12.08
                (ANNUAL     available      OUTSIDE    (issued in     outside         in        outside     (issued in
                STEP-UP       in New      NEW YORK)    New York)    New York)     New York)   New York)     New York)
              REVIEW)(4)    York) (4)       (4)          (4)           (4)          (4)          (4)           (4)
              ----------   -----------   ----------   ----------   -----------   ----------   ----------   ----------
Maximum Fee      1.20%        1.20%         1.20%        1.20%        1.20%        1.20%        1.20%         1.20%
Current Fee      0.60%        0.60%         0.75%        0.70%        0.75%        0.70%        0.85%         0.80%



                  INCOME        INCOME      PRINCIPAL
                 PLUS FOR        PLUS         PLUS
                   LIFE        FOR LIFE       FOR
                 - JOINT        - JOINT       LIFE
                LIFE 12.08    LIFE 12.08      PLUS
                 (issued      (issued in    AUTOMATIC   PRINCIPAL
                 outside       New York)     ANNUAL      PLUS FOR   PRINCIPAL    PRINCIPAL
              New York) (4)       (4)      STEP-UP(5)    LIFE(6)     PLUS(7)    RETURNS(8)
              -------------   ----------   ----------   ---------   ---------   ----------
Maximum Fee       1.20%          1.20%        1.20%       0.75%       0.75%        0.95%
Current Fee       0.85%          0.80%        0.70%       0.40%       0.30%        0.50%



Optional Guaranteed Minimum Income Benefit Rider Fee(9)
   Guaranteed Retirement Income Benefit II                              0.45%          0.45%
   Guaranteed Retirement Income Benefit III                             0.50%   not offered
Optional Accelerated Beneficiary Protection Death Benefit(10)           0.50%   not offered
(as a percentage of Accelerated Beneficiary Protection Death Benefit)


(1)  A daily charge reflected as a percentage of the Variable Investment
     Options.


(2) The charge for the optional Annual Step-Up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.



(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step-Up Death Benefit Fee, as applicable.

(4) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.



(5) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.



(6) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(7) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(8) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(9) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.



(10) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.



THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)         MINIMUM   MAXIMUM
--------------------------------------------         -------   -------
Range of expenses that are deducted from Portfolio
   assets, including management fees, Rule
   12b-1 fees, and other expenses                     0.25%     1.59%


EXAMPLES

The following examples are intended to help you compare the costs of investing in the Contract with the cost of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders


WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Income Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-Up Death Benefit and Income Plus for Life Riders. The Income Plus for Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus for Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA


ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE



                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
If you surrender the Contract at
   the end of the applicable time
   period:                          $1,042    $1,873    $2,553    $5,281
If you annuitize, or do not
   surrender the Contract at the
   end of the applicable time
   period:                          $  495    $1,508    $2,553    $5,281


JOHN HANCOCK NEW YORK


ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE



                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
If you surrender the Contract at
   the end of the applicable time
   period:                          $1,024    $1,818    $2,461    $5,118
If you annuitize, or do not
   surrender the Contract at the
   end of the applicable time
   period:                          $  475    $1,451    $2,461    $5,118

EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark ML3 Contract with optional benefit Riders


WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-Up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA


ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE



                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
If you surrender the Contract at
   the end of the applicable time
   period:                           $992     $1,720    $2,278    $4,680
If you annuitize, or do not
   surrender the Contract at the
   end of the applicable time
   period:                           $445     $1,351    $2,278    $4,680


JOHN HANCOCK NEW YORK


ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE



                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
If you surrender the Contract at
   the end of the applicable time
   period:                           $974    $1,665     $2,186    $4,512
If you annuitize, or do not
   surrender the Contract at the
   end of the applicable time
   period:                           $425    $1,294     $2,186    $4,512


EXAMPLE 3. Maximum Portfolio operating expenses- Wealthmark ML3 Contract with previously offered optional benefit Riders:


WEALTHMARK ML3 CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-Up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-Up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA


ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND
GUARANTEED RETIREMENT INCOME BENEFIT III



                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
If you surrender the Contract at
   the end of the applicable time
   period:                           $966     $1,643    $2,147    $4,433
If you annuitize, or do not
   surrender the Contract at the
   end of the applicable time
   period:                           $419     $1,272    $2,147    $4,433


JOHN HANCOCK NEW YORK


ANNUAL STEP-UP DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT II



                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
If you surrender the Contract at
   the end of the applicable time
   period:                           $929     $1,533    $1,964    $4,107
If you annuitize, or do not
   surrender the Contract at the
   end of the applicable time
   period:                           $379     $1,158    $1,964    $4,107

EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark ML3 Contract with no optional Riders:

WEALTHMARK ML3 CONTRACT WITH NO OPTIONAL BENEFIT RIDERS. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK

NO OPTIONAL BENEFIT RIDERS

                                    1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                    ------   -------   -------   --------
If you surrender the Contract at
   the end of the applicable time
   period:                           $751      $994     $1,024    $2,213
If you annuitize, or do not
   surrender the Contract at the
   end of the applicable time
   period:                           $193      $596     $1,024    $2,213


THE FOLLOWING TABLE DESCRIBES TO OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



                                                                             ACQUIRED    TOTAL
                                                      DISTRIBUTION          PORTFOLIO    ANNUAL       CONTRACTUAL      NET
                                           MANAGEMENT  AND SERVICE   OTHER   FEES AND   OPERATING      EXPENSE      OPERATING
PORTFOLIO/SERIES                               FEE    (12B-1) FEES EXPENSES  EXPENSES EXPENSES (1) REIMBURSEMENT(2)  EXPENSES
----------------                           ---------- ------------ -------- --------- ------------ ---------------- ---------
500 INDEX B(3)
Series NAV                                    0.47%       0.00%      0.03%    0.00%       0.50%         -0.25%        0.25%
ACTIVE BOND(4)
Series II                                     0.60%       0.25%      0.04%    0.00%       0.89%          0.00%        0.89%
ALL CAP CORE(4)
Series II                                     0.77%       0.25%      0.05%    0.00%       1.07%          0.00%        1.07%
AMERICAN FUNDAMENTAL HOLDINGS(5, 6)
Series II                                     0.05%       0.75%      0.04%    0.40%       1.24%         -0.05%        1.19%
AMERICAN GLOBAL DIVERSIFICATION(5, 6)
Series II                                     0.05%       0.75%      0.04%    0.63%       1.47%         -0.05%        1.42%
BLUE CHIP GROWTH(4, 7)
Series II                                     0.81%       0.25%      0.04%    0.00%       1.10%          0.00%        1.10%
CAPITAL APPRECIATION(4)
Series II                                     0.72%       0.25%      0.04%    0.00%       1.01%          0.00%        1.01%
CAPITAL APPRECIATION VALUE(4, 7, 8)
Series II                                     0.95%       0.25%      0.15%    0.00%       1.35%          0.00%        1.35%
CORE ALLOCATION(4,8)
Series II                                     0.05%       0.25%      0.07%    0.85%       1.22%         -0.05%        1.17%
CORE ALLOCATION PLUS(4, 8)
Series II                                     0.92%       0.25%      0.22%    0.00%       1.39%          0.00%        1.39%
CORE BALANCED(5, 9)
Series II                                     0.05%       0.25%      0.07%    0.79%       1.16%         -0.05%        1.11%
CORE DISCIPLINED DIVERSIFICATION(5, 9)
Series II                                     0.05%       0.25%      0.07%    0.63%       1.00%         -0.05%        0.95%
CORE FUNDAMENTAL HOLDINGS(5, 9)
Series II                                     0.05%       0.55%      0.05%    0.41%       1.06%         -0.05%        1.01%
CORE GLOBAL DIVERSIFICATION(5, 9)
Series II                                     0.05%       0.55%      0.05%    0.42%       1.07%         -0.05%        1.02%
CORE STRATEGY(10)
Series II                                     0.05%       0.25%      0.05%    0.52%       0.87%         -0.08%        0.79%
DISCIPLINED DIVERSIFICATION(4, 11)
Series II                                     0.80%       0.25%      0.19%    0.00%       1.24%         -0.29%        0.95%
EQUITY-INCOME(4, 7)
Series II                                     0.81%       0.25%      0.05%    0.00%       1.11%          0.00%        1.11%
FINANCIAL SERVICES(4)
Series II                                     0.82%       0.25%      0.08%    0.00%       1.15%          0.00%        1.15%

                                                                             ACQUIRED    TOTAL
                                                      DISTRIBUTION          PORTFOLIO    ANNUAL       CONTRACTUAL      NET
                                           MANAGEMENT  AND SERVICE   OTHER   FEES AND   OPERATING      EXPENSE      OPERATING
PORTFOLIO/SERIES                               FEE    (12B-1) FEES EXPENSES  EXPENSES EXPENSES (1) REIMBURSEMENT(2)  EXPENSES
----------------                           ---------- ------------ -------- --------- ------------ ---------------- ---------
FRANKLIN TEMPLETON FOUNDING ALLOCATION(12)
Series II                                     0.04%       0.25%      0.04%    0.83%       1.16%         -0.05%        1.11%
FUNDAMENTAL VALUE(4)
Series II                                     0.76%       0.25%      0.05%    0.00%       1.06%          0.00%        1.06%
GLOBAL(4, 8, 13, 14)
Series II                                     0.81%       0.25%      0.11%    0.00%       1.17%         -0.01%        1.16%
GLOBAL ALLOCATION(4, 8)
Series II                                     0.85%       0.25%      0.10%    0.05%       1.25%          0.00%        1.25%
GLOBAL BOND(4, 8)
Series II                                     0.70%       0.25%      0.10%    0.00%       1.05%          0.00%        1.05%
HEALTH SCIENCES(4, 7, 8)
Series II                                     1.05%       0.25%      0.08%    0.00%       1.38%          0.00%        1.38%
HIGH INCOME(4)
Series II                                     0.67%       0.25%      0.07%    0.00%       0.99%          0.00%        0.99%
HIGH YIELD(4)
Series II                                     0.66%       0.25%      0.06%    0.00%       0.97%          0.00%        0.97%
INTERNATIONAL CORE(4, 8)
Series II                                     0.89%       0.25%      0.14%    0.00%       1.28%          0.00%        1.28%
INTERNATIONAL EQUITY INDEX B(3, 15)
Series NAV                                    0.53%       0.00%      0.06%    0.00%       0.59%         -0.24%        0.35%
INTERNATIONAL OPPORTUNITIES(4, 8)
Series II                                     0.87%       0.25%      0.13%    0.00%       1.25%          0.00%        1.25%
INTERNATIONAL SMALL CAP(4, 8)
Series II                                     0.94%       0.25%      0.16%    0.00%       1.35%          0.00%        1.35%
INTERNATIONAL VALUE(4, 8, 13)
Series NAV                                    0.81%       0.00%      0.14%    0.00%       0.95%         -0.02%        0.93%
INVESTMENT QUALITY BOND(4)
Series II                                     0.59%       0.25%      0.09%    0.00%       0.93%          0.00%        0.93%
LIFESTYLE AGGRESSIVE(16)
Series II                                     0.04%       0.25%      0.04%    0.86%       1.19%          0.00%        1.19%
LIFESTYLE BALANCED(16)
Series II                                     0.04%       0.25%      0.03%    0.76%       1.08%          0.00%        1.08%
LIFESTYLE CONSERVATIVE(16)
Series II                                     0.04%       0.25%      0.03%    0.71%       1.03%          0.00%        1.03%
LIFESTYLE GROWTH(16)
Series II                                     0.04%       0.25%      0.03%    0.76%       1.08%          0.00%        1.08%
LIFESTYLE MODERATE(16)
Series II                                     0.04%       0.25%      0.03%    0.74%       1.06%          0.00%        1.06%
MID CAP INDEX(4, 17)
Series II                                     0.47%       0.25%      0.03%    0.00%       0.75%          0.00%        0.75%
MID CAP INTERSECTION(4)
Series II                                     0.87%       0.25%      0.06%    0.00%       1.18%          0.00%        1.18%
MID CAP STOCK(4)
Series II                                     0.84%       0.25%      0.05%    0.00%       1.14%          0.00%        1.14%
MONEY MARKET B(3)
Series NAV                                    0.49%       0.00%      0.04%    0.00%       0.53%         -0.24%        0.29%
NATURAL RESOURCES(4)
Series II                                     1.00%       0.25%      0.08%    0.00%       1.33%          0.00%        1.33%
OPTIMIZED ALL CAP(4)
Series II                                     0.68%       0.25%      0.06%    0.00%       0.99%          0.00%        0.99%
OPTIMIZED VALUE(4)
Series II                                     0.65%       0.25%      0.05%    0.00%       0.95%          0.00%        0.95%
PACIFIC RIM(4, 8)
Series II                                     0.80%       0.25%      0.25%    0.00%       1.30%          0.00%        1.30%
REAL ESTATE SECURITIES(4)
Series II                                     0.70%       0.25%      0.05%    0.00%       1.00%          0.00%        1.00%
SCIENCE AND TECHNOLOGY(4, 7, 8)
Series II                                     1.05%       0.25%      0.07%    0.00%       1.37%          0.00%        1.37%
SMALL CAP GROWTH(4)
Series II                                     1.06%       0.25%      0.08%    0.00%       1.39%          0.00%        1.39%
SMALL CAP INDEX(4, 17)
Series II                                     0.49%       0.25%      0.04%    0.00%       0.78%          0.00%        0.78%

                                                                             ACQUIRED    TOTAL
                                                      DISTRIBUTION          PORTFOLIO    ANNUAL       CONTRACTUAL      NET
                                           MANAGEMENT  AND SERVICE   OTHER   FEES AND   OPERATING      EXPENSE      OPERATING
PORTFOLIO/SERIES                               FEE    (12B-1) FEES EXPENSES  EXPENSES EXPENSES (1) REIMBURSEMENT(2)  EXPENSES
----------------                           ---------- ------------ -------- --------- ------------ ---------------- ---------
SMALL CAP OPPORTUNITIES(4, 18)
Series II                                     1.00%       0.25%      0.06%    0.00%       1.31%          0.00%        1.31%
SMALL CAP VALUE(4)
Series II                                     1.06%       0.25%      0.06%    0.00%       1.37%          0.00%        1.37%
SMALL COMPANY VALUE(4, 7)
Series II                                     1.02%       0.25%      0.06%    0.00%       1.33%          0.00%        1.33%
STRATEGIC BOND(4, 8)
Series II                                     0.67%       0.25%      0.06%    0.00%       0.98%          0.00%        0.98%
TOTAL BOND MARKET A(4, 17)
Series II                                     0.47%       0.25%      0.05%    0.00%       0.77%          0.00%        0.77%
TOTAL RETURN(4, 19)
Series II                                     0.69%       0.25%      0.06%    0.00%       1.00%          0.00%        1.00%
TOTAL STOCK MARKET INDEX(4, 17)
Series II                                     0.49%       0.25%      0.04%    0.00%       0.78%          0.00%        0.78%
U.S. GOVERNMENT SECURITIES(4)
Series II                                     0.61%       0.25%      0.09%    0.00%       0.95%          0.00%        0.95%
VALUE(4)
Series II                                     0.74%       0.25%      0.06%    0.00%       1.05%          0.00%        1.05%


                                                    FEEDER FUND                                        MASTER FUND
                      ----------------------------------------------------------------------- ----------------------------
                                                                                                                             TOTAL
                                                                                                                    TOTAL   MASTER
                                                                                                                   MASTER    FUND
                                                                                                                    FUND      AND
                                                                                       NET                           AND      NET
                                 DISTRIBUTION             TOTAL       CONTRACTUAL   PORTFOLIO                      FEEDER   FEEDER
                      MANAGEMENT  AND SERVICE   OTHER   OPERATING       EXPENSE     OPERATING MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES         FEES    (12B-1) FEES EXPENSES EXPENSES(1) REIMBURSEMENT(2)  EXPENSES  FEES (20) EXPENSES EXPENSES EXPENSES
----------------      ---------- ------------ -------- ----------- ---------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(21)
Series II                0.00%       0.75%      0.04%     0.79%         -0.01%        0.78%      0.31%     0.01%    1.11%    1.10%
AMERICAN BOND
Series II                0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.39%     0.01%    1.19%    1.19%
AMERICAN GLOBAL
   GROWTH(21)
Series II                0.00%       0.75%      0.06%     0.81%         -0.03%        0.78%      0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL
   SMALL
   CAPITALIZATION(21)
Series II                0.00%       0.75%      0.11%     0.86%         -0.08%        0.78%      0.71%     0.03%    1.60%    1.52%
AMERICAN GROWTH
Series II                0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.32%     0.01%    1.12%    1.12%
AMERICAN
   GROWTH-INCOME
Series II                0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.27%     0.01%    1.07%    1.07%
AMERICAN HIGH-INCOME
   BOND(21)
Series II                0.00%       0.75%      0.21%     0.96%         -0.18%        0.78%      0.47%     0.01%    1.44%    1.26%
AMERICAN
   INTERNATIONAL
Series II                0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.49%     0.03%    1.31%    1.31%
AMERICAN NEW WORLD
Series II                0.00%       0.75%      0.13%     0.88%         -0.10%        0.78%      0.76%     0.05%    1.69%    1.59%



                                                             ACQUIRED
                                     DISTRIBUTION           PORTFOLIO     TOTAL      CONTRACTUAL     NET
                          MANAGEMENT  AND SERVICE   OTHER    FEES AND   OPERATING      EXPENSE    OPERATING
PORTFOLIO/SERIES              FEE    (12B-1) FEES  EXPENSES  EXPENSES EXPENSES (1)  REIMBURSEMENT  EXPENSES
----------------          ---------- ------------ --------- --------- ------------  ------------- ---------
DWS VIT FUNDS:
DWS Equity 500 Index VIP   0.20%         0.25%    0.27%(22)    --     0.72%(23, 24)       --        0.72%
DWS VARIABLE SERIES II:
DWS Core Fixed Income VIP  0.50%(25)     0.25%    0.32%(22)    --     1.07%(26)           --        1.07%



FOOTNOTES TO EXPENSE TABLE:



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.



(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.



(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.



(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.



(8) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.



(9) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.



(10) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, fund brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the trust.



(12) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. Portfolio Expenses includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(13) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(15) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(16) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.



(17) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(18) The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets.



(19) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(20) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.



(21) The Adviser has contractually limited other fund level expenses to 0.03% until May 1, 2010. Other fund level expenses consist of operating expenses of the fund, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(22) "Other Expenses" include an administrative services fee paid to the advisor, Deutsche Investment Management Americas Inc. ("DIMA"), in the amount of 0.10% of average daily net assets.



(23) Through September 30, 2009, DIMA, the advisor, has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Portfolio to the extent necessary to maintain the Portfolio's operating expenses at 0.77% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, DIMA has committed to review the continuance of waiver/expense reimbursement arrangement by September 30, 2009.



(24) Except as otherwise noted, the information in the table is based on amounts incurred during the Portfolio's most recent fiscal year. It is important for you to understand that a decline in the Portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio's expense rations for the Portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B2 shares is estimated at 0.74%. For more current expense information, see "Financial Highlights" in the Portfolio's future annual or semi-annual reports.



(25) Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.



(26) Except as otherwise noted, the information in the table is based on amounts incurred during the Portfolio's most recent fiscal year. It is important for you to understand that a decline in the Portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio's expense rations for the Portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.15%. For more current expense information, see "Financial Highlights" in the Portfolio's future annual or semi-annual reports.



We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts.



We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:



     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;



     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;



     -    various indices that are unmanaged;



     - currently taxable and tax deferred investment programs, based on selected tax brackets.



Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002.

Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.


We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS


When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:


     -    John Hancock Trust; or

     - DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP," and "DWS Equity 500 Index VIP."

THE PORTFOLIOS IN THE SEPARATE ACCOUNTS ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other Variable Annuity Contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNTS.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments.

However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER FUND
   American Asset Allocation Trust                        Seeks to provide high total return (including income and capital
   (successor to Income & Value Trust)                    gains) consistent with preservation of capital over the long term.
                                                          To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series
                                                          Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

   American Bond Trust                                    Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Bond Fund, which normally invests at least 65% in investment-grade debt securities and up to 35% in lower rated debt securities.

   American Global Growth Trust                           Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth
                                                          Fund, which invests primarily in common stocks of companies located around the world.

   American Global Small Capitalization Trust             Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Small
                                                          Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

   American Growth Trust                                  Seeks to make the shareholders' investment grow. To do this, the
                                                          Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of capital.

   American Growth-Income Trust                           Seeks to make the shareholders' investments grow and to provide the
   (successor to U.S. Large Cap Trust)                    shareholder with income over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the
                                                          American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

   American High-Income Bond Trust                        Seeks to provide a high level of current income and, secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                                          Insurance Series High-Income Bond Fund, which invests at least 65%
                                                          of its assets in higher yielding and generally lower quality debt securities.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER FUND - CONTINUED
   American International Trust                           Seeks to make the shareholders' investment grow. To do this, the
                                                          Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies located outside the
                                                          United States.

   American New World Trust                               Seeks to make the shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World
                                                          Fund, which invests primarily in stocks of companies with
                                                          significant exposure to countries with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                               Seeks growth of capital. To do this, the Portfolio invests at least
                                                          80% of its net assets in companies that are principally engaged in financial services.

   Fundamental Value Trust                                Seeks growth of capital. To do this, the Portfolio invests
   (successor to Core Equity Trust and U.S. Core Trust)   primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                                  Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately
                                                          4 to 6 years.

   Total Bond Market Trust A                              Seeks to track the performance of the Barclays Capital U.S.
                                                          Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays Capital U.S.
                                                          Aggregate Bond Index.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
   All Cap Core Trust                                     Seeks long-term growth of capital. To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S.
                                                          Government securities.

   Real Estate Securities Trust(2)                        Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80%
                                                          of its net assets in equity securities of REITs and real estate companies.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



DIMENSIONAL FUND ADVISORS LP
   Disciplined Diversification Trust                      Seeks total return consisting of capital appreciation and current income. To do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and
                                                          international issuers, including equities of issuers in emerging markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") & INVESCO AIM CAPITAL MANAGEMENT, INC. ("INVESCO AIM")
   Small Cap Opportunities Trust(3)                       Seeks long-term capital appreciation. To do this, the portion of the Portfolio's net assets managed by Invesco Aim is invested in at least 80 % equity securities of small-capitalization companies, and the portion of the Portfolio's net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust                          Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                               Seeks high total return. To do this, the Portfolio invests at least
                                                          80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                             Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and
                                                          equity-related securities of companies that are attractively valued and have above-average growth prospects.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust                      Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of foreign companies of any size that are selected for their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust B                                      Seeks to approximate the aggregate total return of a broad-based
                                                          U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the
                                                          S&P 500(R) index and securities that as a group will behave in a manner similar to the index. (4)

   American Fundamental Holdings Trust                    Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds Insurance
                                                          Series: Bond Fund, Growth Fund, Growth-Income Fund, and
                                                          International Fund. The Portfolio is permitted to invest in six other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED

   American Global Diversification Trust                  Seeks long term growth of capital. To do this, the Portfolio invests primarily in five funds of the American Funds Insurance
                                                          Series: Bond Fund, Global Growth Fund, Global Small Capitalization
                                                          Fund, High-Income Bond Fund, and New World Fund. The Portfolio is
                                                          permitted to invest in five other funds of the American Funds
                                                          Insurance Series as well as other funds, investment companies, and other types of investments.

   Core Allocation Trust                                  Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying
                                                          Portfolio Core Allocation Plus Trust. The Portfolio is a
                                                          fund-of-funds and is authorized to invest in other underlying
                                                          Portfolios and investment companies.

   Core Balanced Trust                                    Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying
                                                          Portfolio Balanced Trust. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

   Core Disciplined Diversification Trust                 Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in the underlying
                                                          Portfolio Disciplined Diversification Trust. The Portfolio is a
                                                          fund-of-funds and is authorized to invest in other underlying
                                                          Portfolios and investment companies.

   Core Fundamental Holdings Trust                        Seeks long term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in underlying
                                                          Portfolios that are series of the American Funds Insurance Series.
                                                          The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

   Core Global Diversification Trust                      Seeks long term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

   Core Strategy Trust                                    Seeks long term growth of capital; current income is also a
   (previously Index Allocation Trust)                    consideration. To do this, the Portfolio invests approximately 70%
                                                          of its total assets in underlying Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying Portfolios which invest primarily in fixed income securities.

   Franklin Templeton Founding Allocation Trust           Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three underlying Portfolios: Global Trust,
                                                          Income Trust and Mutual Shares Trust. The Portfolio is a
                                                          fund-of-funds and is also authorized to invest in other underlying
                                                          Portfolios and investment companies.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
   Lifestyle Aggressive Trust (5)                         Seeks long-term growth of capital. Current income is not a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 100% of its assets in underlying
                                                          Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Balanced Trust (5)                           Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The
                                                          Portfolio operates as a fund-of-funds and normally invests approximately 40% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 60%
                                                          in underlying Portfolios which invest primarily in equity
                                                          securities. The subadviser may change this allocation from time to time.

   Lifestyle Conservative Trust (5)                       Seeks a high level of current income with some consideration given to growth of capital. The Portfolio operates as a fund-of-funds and normally invests approximately 80% of its assets in underlying
                                                          Portfolios which invest primarily in fixed income securities, and approximately 20% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Growth Trust (5)                             Seeks long-term growth of capital. Current income is also a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 20% of its assets in underlying
                                                          Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Lifestyle Moderate Trust (5)                           Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and normally invests approximately 60%
                                                          of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 40% in underlying
                                                          Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

   Mid Cap Index Trust                                    Seeks to approximate the aggregate total return of a mid cap U.S.
                                                          domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap
                                                          400(R) index(4) and securities that as a group behave in a manner similar to the index.

   Money Market Trust B                                   Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                                          Note: The returns of a Money Market Subaccount in your Contract may become extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
   Pacific Rim Trust                                      Seeks to achieve long-term growth of capital. To do this, the
                                                          Portfolio invests at least 80% of its net assets in common stocks and equity-related securities of established, larger-capitalization
                                                          non-U.S. companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital.

   Optimized All Cap Trust                                Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity securities of large-, mid- and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

   Optimized Value Trust                                  Seeks long-term capital appreciation. To do this, the Portfolio invests at least 65% of its total assets in equity securities of
                                                          U.S. companies with the potential for long-term growth of capital.

   Small Cap Index Trust                                  Seeks to approximate the aggregate total return of a small cap U.S.
                                                          domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell
                                                          2000(R) Index(6) and securities that will as a group behave in a manner similar to the index.

   Total Stock Market Index Trust                         Seeks to approximate the aggregate total return of a broad-based
                                                          U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the
                                                          Wilshire 5000(R) Total Market Index(7) and securities that as a group will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust                                      Seeks high current income; capital appreciation is a secondary goal. To do this, the Portfolio invests at least 80% of its net assets in U.S. and foreign fixed-income securities that are rated
                                                          BB/Ba or lower or are unrated equivalents.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                                      Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

   Total Return Trust                                     Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B                     Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging market countries. To do this, the Portfolio invests at least 80% of its assets in securities listed in the
                                                          Morgan Stanley Capital International All Country World Excluding
                                                          U.S. Index,(8) or American Depository Receipts or Global Depository
                                                          Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.
   Science & Technology Trust                             Seeks long-term growth of capital. Current income is incidental to the Portfolio's objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                                 Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80%
                                                          of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

   Capital Appreciation Value Trust                       Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio's assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

   Equity-Income Trust                                    Seeks to provide substantial dividend income and also long-term
   (successor to Classic Value Trust)                     growth of capital. To do this, the Portfolio invests at least 80%
                                                          of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average
                                                          dividends.

   Health Sciences Trust                                  Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

   Small Company Value Trust                              Seeks long-term growth of capital. To do this, the Portfolio
   (successor to Small Company Trust)                     invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                           Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(9)                           Seeks long-term growth of capital. To do this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                                Seeks total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the
                                                          U.S. based on prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                            Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust                             Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. The Portfolio allocates its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

   Investment Quality Bond Trust                          Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

   Mid Cap Intersection Trust                             Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

   Mid Cap Stock Trust                                    Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

   Natural Resources Trust                                Seeks long-term total return. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

   Small Cap Growth Trust                                 Seeks long-term capital appreciation. To do this, the Portfolio
   (successor to Emerging Growth Trust and Small Cap      invests at least 80% of its net assets in small-cap companies that
   Trust)                                                 are believed to offer above-average potential for growth in revenues and earnings.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED
   Small Cap Value Trust                                  Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust(10)                                   Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and
                                                          U.S. Government and foreign securities.

   Strategic Bond Trust(10)                               Seeks a high level of total return consistent with preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade.

   U.S. Government Securities Trust                       Seeks to obtain a high level of current income consistent with preservation of capital and maintenance of liquidity. To do this, the Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

                                                DWS SCUDDER DISTRIBUTORS, INC.
      We show the Portfolio's manager in bold above the name of the Portfolio and we list the Portfolios alphabetically.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
   DWS Core Fixed Income VIP                              The Portfolio seeks high current income. The Portfolio invests for current income not capital appreciation. Under normal
                                                          circumstances, the Portfolio invests at least 80% of its assets, plus the amount of any borrowings for investment purposes, determined at the time of purchase, in fixed income securities.

   DWS Equity 500 Index VIP                               The Portfolio seeks to replicate, as closely as possible, before the deduction of expenses, the performance of the Standard & Poor's
                                                          500 Composite Stock Price Index, which emphasizes stocks of large
                                                          US companies. The Portfolio invests for capital appreciation, not income; any dividend and interest income is incidental to the pursuit of this investment objective. While a priority is given to replicating the S&P 500 Index's performance, there is no assurance of achieving this objective.



(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.



(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.



(5) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.

(6) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.



(7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.



(8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.



(9) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.


VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.


During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that thjey may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts as may be eligible under applicable law.



Eligibility Restrictions



SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive an Information Sharing Agreement and a Certificate of Compliance and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.



For more information regarding Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.



BENEFICIARY IRAS. Effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" to determine what optional benefits would have been available).



We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.


ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of subsequent Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.


We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, we must grant our approval in order for you to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

     - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;

     - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000; or


     - You purchased multiple Contracts issued in conjunction with a written retirement savings lan (either qualified and nonqualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:


     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.


As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or



     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:



Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.



Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.



Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account Annual Expenses.



We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable Investment Option's underlying Portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.





To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and


     -    restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permitted). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.


In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the respective telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


     -    any loss or theft of your password; or



     -    any unauthorized use of your password.


We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


We make available Dollar Cost Averaging and Asset Rebalancing programs.



Special Transfer Services - Dollar Cost Averaging Program



We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Source Funds(s)"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.



If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.



From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.



Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:


     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).


Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any unpaid loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Wealthmark ML3 variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit or a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issues with an optional GMWB Rider, your guarantee may be Reset. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see VII: "federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).



Signature Guarantee Requirements for Surrenders and Partial Withdrawals



(Not applicable to Contracts issued in New Jersey)



We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:



     - you are requesting that we mail the amount withdrawn to an alternate address; or



     - you have changed your address within 30 days of the withdrawal request; or



     -    you are requesting a withdrawal in the amount of $250,000 or greater.



We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.


You may make systematic "Income Plan" withdrawals

Special Withdrawal Services - The Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the dollar cost averaging program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or the applicable Annuities Service Center. We do not charge a fee to participate in the IP program.



Special Withdrawal Services - The Income Made Easy Program



Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" on page 37 for more information.


Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, please see Appendix D for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders," for information on the availability of these additional Riders. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.

AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:

     -    the Contract Value; or

     -    the minimum death benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in Ownership or if Ownership is transferred to the Owner's spouse.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our the respective Annuities Service Center shown on the first page of this Prospectus. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our respective Annuities Service Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Nonqualified Contracts". Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a qualified plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a qualified plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum immediately. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.


     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act ("DOMA"), her or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



     - If the Beneficiary is not the deceased Owner's spouse (as defined by DOMA), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date. For any subsequent calculations on the death benefit prior to the Annuity Commencement Date, we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial professional for information on DOMA and your state's treatment of civil unions and same-sex marriage.


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Your Wealthmark ML3 Contract may include one or more of the following enhanced death benefit Riders:


     -    Annual Step-Up Death Benefit;


     - Enhanced Earnings Death Benefit (not offered in New York or Washington); and

     - Accelerated Beneficiary Protection Death Benefit (not offered in New York or Washington).

These optional death benefit Riders under the Contracts were not available in all states, and were subject to our underwriting rules at the time you purchased your Contract.

For an extra fee, these optional death benefit Riders could enhance the minimum death benefit payable under your Contract, subject to the terms and limitations contained in the Rider. We provide a general description of each of these Riders in Appendix C to this Prospectus.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, AND ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE PURCHASED.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.


NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.

Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VII. Federal Tax Matters.")



A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.


When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options.

     Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

     Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

     Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

     Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

In addition to the foregoing Annuity Options which we are contractually obligated to offer at all times, we currently offer the following Annuity Options. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

     Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

     Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

     Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

     Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

     Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its "Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit ("GMWB") Rider (i.e., Income Plus for Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus for Life Series Riders. For each of the Income Plus for Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus for Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract, or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:


     - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and


     - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.


This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:



     - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract, or



     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described below.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D equals the Annuity Unit value on the day of the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.

You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity benefit payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Payments


We will base variable annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.



We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on pages 32-33). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read Appendix D for additional information.

Optional Guaranteed Minimum Income Benefits

Please (see Appendix E: "Optional Guaranteed Minimum Income Benefits") for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any unpaid loans) computed at the end of the Business Day on which we receive your returned Contract.

No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new Contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance Contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing Contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing Contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the greater or (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


In the case of Nonqualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date of the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.



You must make any change of Ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


In the case of Qualified Contracts, Ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of The Code or as otherwise permitted by applicable

IRS regulations. Subject to the foregoing, a qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as co-Annuitant. The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, that person will be treated as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing, and we must approve the change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of beneficiaries.


Spouse



FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).



STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

The fixed account Investment Option(s) is not a security.

Misstatement and Proof of Age, Sex or Survival


We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.


You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals," above.


We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix B "Qualified Plan Types."

LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Portfolio Prospectuses. For information on the fees charged for optional benefit Riders, see Appendix C:
"Optional Enhanced Death Benefits," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefits."

WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other amounts available for withdrawal described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to "unliquidated Purchase Payments". In any Contract Year, the amount available without withdrawal charges for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); or

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.

Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

                            MAXIMUM WITHDRAWAL CHARGE
                           (AS % OF PURCHASE PAYMENTS)

First Year    6%
Second Year   5%
Third Year    4%
Thereafter    0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.

We generally impose no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." In the case of group annuity contracts issued by John Hancock USA, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.


There are or may be situations described elsewhere in the Prospectus (e.g., "Reduction or Elimination of Charges and Deductions"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee


A daily charge in an amount equal to 0.15% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account Investment Option. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each variable Investment Account. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.


Distribution Fee


A daily fee in an amount equal to 0.25% of the value of each Variable Investment Option on an annual basis is deducted from each Subaccount as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.


Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.


REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - Any prior or existing relationship with us will be considered. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.


In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                               PREMIUM TAX RATE(1)


                     QUALIFIED   NONQUALIFIED
STATE OR TERRITORY   CONTRACTS     CONTRACTS
------------------   ---------   ------------
CA                     0.50%       2.35%
GUAM                   4.00%       4.00%
ME(1)                  0.00%       2.00%
NV                     0.00%       3.50%
PR                     1.00%       1.00%
SD(1)                  0.00%       1.25%(2)
TX(4)                  0.04%       0.04%
WV                     1.00%       1.00%
WY                     0.00%       1.00%


(1)  Based on the state or residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


(4)  Referred to as a "maintenance" tax.

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.



This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent an investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)


SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.


When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider (i.e., Principal Plus for Life, or Principal Plus), using the Contract Value. See Appendix D for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.



Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversation to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.



You should consult a tax advisor for information on any optional benefit Rider.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS


(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax.) If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.


For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions


There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:


     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments (Life Expectancy Distributions) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


Puerto Rico Nonqualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may not exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.)



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.



You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.

Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Required Minimum Distributions



Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.



TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).



Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.



In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.



If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.



The Act does not change:



     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and



     -    any RMD for calendar years after 2009.



In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.



You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.



Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.



Please consult your tax advisor to determine how the Act affects your RMDs.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers
If permitted under your plan, you may make distribution:

     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.


In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of Section 403(b) of the Code.


In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.

WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in
Section 457(b) of the Code, will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and
(iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.


Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.


These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA to another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us not to withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory withholding, even if the distribution is includable in gross income. If you do instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Qualified Plans



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum Loan Amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax advisor before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your Loan Amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any Unpaid Loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.


If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR


The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                             VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.


DISTRIBUTION OF CONTRACTS


We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc. or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges And Deductions").

Revenue Sharing and Additional Compensation


In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.


We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable FINRA rules and other applicable laws and regulations,


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

STATEMENTS OF ADDITIONAL INFORMATION



We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.



JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents



General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
State Variations Regarding Recognition of Same-Sex Couples................     5
Qualified Plan Types......................................................     6
Legal and Regulatory Matters..............................................    10
Appendix A: Audited Financial Statements..................................   A-1

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
Statement of Additional Information
Table of Contents

General Information and History...........................................     1
Accumulation Unit Value Tables............................................     1
Services..................................................................     1
   Independent Registered Public Accounting Firm..........................     1
   Servicing Agent........................................................     1
   Principal Underwriter..................................................     1
   Special Compensation and Reimbursement Arrangements....................     2
State Variations Regarding Recognition of Same-Sex Couples................     5
Qualified Plan Types......................................................     6
Legal and Regulatory Matters..............................................    10
Appendix A: Audited Financial Statements..................................   A-1



Financial Statements



The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

                                                           WITHDRAWAL CHARGE
CONTRACT    HYPOTHETICAL    FREE WITHDRAWAL    PAYMENTS    -----------------
  YEAR     CONTRACT VALUE        AMOUNT       LIQUIDATED   PERCENT   AMOUNT
--------   --------------   ---------------   ----------   -------   ------
    1         $55,000          $ 5,000(1)       $50,000       6%     $3,000
    2          50,500            5,000(2)        45,500       5%      2,275
    3          35,000            5,000(3)        45,000       4%      1,200
    4          70,000           20,000(4)        50,000       0%          0

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

(1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(4) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

                   PARTIAL       FREE                   WITHDRAWAL CHARGE
 HYPOTHETICAL    WITHDRAWAL   WITHDRAWAL    PAYMENTS    -----------------
CONTRACT VALUE    REQUESTED     AMOUNT     LIQUIDATED    PERCENT   AMOUNT
--------------   ----------   ----------   ----------    -------   ------
    65,000         $2,000     $15,000(1)     $    0         5%      $  0
    49,000          5,000       3,000(2)      2,000         5%       100
    52,000          7,000       4,000(3)      3,000         5%       150
    44,000          8,000           0(4)      8,000         5%       400

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types


         PLAN TYPE
         ---------
TRADITIONAL IRAS              Section 408 of the Code permits eligible
                              individuals to contribute to an individual
                              retirement program known as an Individual
                              Retirement Annuity or IRA (sometimes referred to
                              as a traditional IRA to distinguish it from the
                              Roth IRA discussed below). IRAs are subject to
                              limits on the amounts that may be contributed and
                              deducted, the persons who may be eligible and the
                              time when distributions may commence. Also,
                              distributions from certain other types of
                              qualified retirement plans may be rolled over on a
                              tax-deferred basis into an IRA. The Contract may
                              not, however, be used in connection with an
                              Education IRA under Section 530 of the Code. In
                              general, unless you have made non-deductible
                              contributions to your IRA, all amounts paid out
                              from a traditional IRA contract (in the form of an
                              annuity, a single sum, death benefits or partial
                              withdrawal), are taxable to the payee as ordinary
                              income.

ROTH IRAS                     Section 408A of the Code permits eligible
                              individuals to contribute to a type of IRA known
                              as a Roth IRA. Roth IRAs are generally subject to
                              the same rules as non-Roth IRAs, but they differ
                              in certain significant respects. Among the
                              differences are that contributions to a Roth IRA
                              are not deductible and qualified distributions
                              from a Roth IRA are excluded from income

SIMPLE IRA PLANS              In general, under Section 408(p) of the Code a
                              small business employer may establish a SIMPLE IRA
                              retirement plan if the employer employed no more
                              than 100 employees earning at least $5,000 during
                              the preceding year. Under a SIMPLE IRA plan both
                              employees and the employer make deductible
                              contributions. SIMPLE IRAs are subject to various
                              requirements, including limits on the amounts that
                              may be contributed, the persons who may be
                              eligible, and the time when distributions may
                              commence. The requirements for minimum
                              distributions from a SIMPLE IRA retirement plan
                              are generally the same as those discussed above
                              for distributions from a traditional IRA. The
                              rules on taxation of distributions are also
                              similar to those that apply to a traditional IRA
                              with a few exceptions.

SIMPLIFIED EMPLOYEE           Section 408(k) of the Code allows employers to
PENSIONS (SEP - IRAS)         establish simplified employee pension plans for
                              their employees, using the employees' IRAs for
                              such purposes, if certain criteria are met. Under
                              these plans the employer may, within specified
                              limits, make deductible contributions on behalf of
                              the employees to IRAs. The requirements for
                              minimum distributions from a SEP - IRA, and rules
                              on taxation of distributions from a SEP - IRA, are
                              generally the same as those discussed above for
                              distributions from a traditional IRA.

SECTION 403(B) QUALIFIED      Section 403(b) of the Code permits public school
PLANS OR TAX-SHELTERED        employees and employees of certain types of
ANNUITIES                     tax-exempt organizations to have their employers
                              purchase annuity contracts for them and, subject
                              to certain limitations, to exclude the Purchase
                              Payments from gross income for tax purposes. There
                              also are limits on the amount of incidental
                              benefits that may be provided under a
                              tax-sheltered annuity. These Contracts are
                              commonly referred to as "tax-sheltered annuities."
                              We currently are not offering this Contract for
                              use in a Section 403(b) Qualified Plan except
                              under limited circumstances.

CORPORATE AND SELF-EMPLOYED   Sections 401(a) and 403(a) of the code permit
PENSION AND PROFIT-SHARING    corporate employers to establish various types of
PLANS (H.R. 10 AND KEOGH)     tax-deferred retirement plans for employees. The
                              Self-Employed Individuals' Tax Retirement Act of
                              1962, as amended, commonly referred to as "H.R. -
                              10" or "Keogh," permits self-employed individuals
                              to establish tax-favored retirement plans for
                              themselves and their employees. Such retirement
                              plans may permit the purchase of annuity contracts
                              in order to provide benefits under the plans,
                              however, there are limits on the amount of
                              incidental benefits that may be provided under
                              pension and profit sharing plans.

DEFERRED COMPENSATION PLANS   Section 457 of the Code permits employees of state
OF STATE AND LOCAL            and local governments and tax-exempt organizations
GOVERNMENTS AND TAX-EXEMPT    to defer a portion of their compensation without
ORGANIZATIONS                 paying current taxes. The employees must be
                              participants in an eligible deferred compensation
                              plan. A Section 457 plan must satisfy several
                              conditions, including the requirement that it must
                              not permit distributions prior to your separation
                              from service (except in the case of an unforeseen
                              emergency). When we make payments under a Section
                              457 Contract, the payment is taxed as ordinary
                              income.



For more detailed information about these plan types, you may request a Statement of Additional Information.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional enhanced death benefit Rider, you will pay the monthly charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the Tax Considerations section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.


     1.   Annual Step-Up Death Benefit


     2.   Enhanced Earnings Death Benefit - Not offered in New York or
          Washington

     3. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington.


ANNUAL STEP-UP DEATH BENEFIT



If you elected the optional Annual Step-Up Death Benefit, we impose an additional daily charge at any annual rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-Up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.



Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step-Up Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-Up Benefit replaces a lower death benefit under the terms of the Contract.)



The Annual Step-Up Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.



We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step-Up Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step-Up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.



TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-Up Death Benefit) as the new Owner.



QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.



THE CONTINUATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ENHANCED EARNINGS DEATH BENEFIT (NOT AVAILABLE IN NEW YORK AND WASHINGTON)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional daily charge at an annual rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner's death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings Death Benefit.

TERMINATION OF THE ENHANCED EARNINGS DEATH BENEFIT. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT (NOT AVAILABLE IN NEW YORK OR WASHINGTON)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit" factor plus the greatest of:

     -    the Contract Value;

     -    the Return of Purchase Payments Death Benefit Factor;


     -    the Annual Step-Up Death Benefit Factor; or


     -    the Graded Death Benefit Factor.

We deduct any debt under your Contract from the amount described above.

ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

     -    The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

     -    "Earnings" is equal to $175,000 minus $150,000, or $25,000.

     - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.


NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).


RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.


ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.


GRADED DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus
(2) where:

(1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT   PAYMENT MULTIPLIER(1)
----------------------------   ---------------------
              0                         100%
              1                         110%
              2                         120%
              3                         130%
              4                         140%
              5                         150%

(1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP-UP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.


WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

DETERMINATION AND DISTRIBUTION OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. We determine the death benefit paid under Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

     - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract.

     - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.


     - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.


INVESTMENT OPTIONS. WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.


At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.


TERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

     -    the date the Contract terminates;

     -    the Maturity Date; or

     - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FEE. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits





This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:



INCOME PLUS FOR LIFE SERIES RIDERS:



     -    Income Plus For Life 12.08 Series:



          -    Income Plus For Life 12.08



          -    Income Plus For Life - Joint Life 12.08



     -    Income Plus For Life (Quarterly Step-Up Review) Series



          -    Income Plus For Life (Quarterly Step-Up Review)



          -    Income Plus For Life - Joint Life (Quarterly Step-Up Review)



     -    Income Plus For Life (Annual Step-Up Review) Series*



          -    Income Plus For Life (Annual Step-Up Review)



          -    Income Plus For Life - Joint Life (Annual Step-Up Review)



* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life
     - Joint Life."



PRINCIPAL PLUS FOR LIFE SERIES RIDERS



     -    Principal Plus for Life



     -    Principal Plus for Life Plus Automatic Annual Step-Up



PRINCIPAL PLUS RIDER



PRINCIPAL RETURNS RIDER



If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.



We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.



GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.



Forms of Guaranteed Amounts



Our GMWB Riders provide two different types of benefits:



LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.



GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.



The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.



Covered Person(s)



Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.



SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



     -    both spouses must be named as co-Owners of the Contract; or



     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



For Riders issued with Qualified Contracts:



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see page 36 for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:



     - the Rider was available for sale in the state where the Contract was sold;



     - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



     - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. Please see Appendix F:
"Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details about any currently available Riders. WE PROVIDE NO ASSURANCE THAT WE WILL PROVIDE AN OPPORTUNITY TO EXCHANGE A RIDER FOR ANOTHER RIDER, OR THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:

     on the date we determine the death benefit;



     after the Annuity Commencement Date at the time an Annuity Option begins;
     or



     at full surrender of the Contract; or




     depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.




We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Restrictions on Additional Purchase Payments



If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.

Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.



If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:



     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



     (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).



Subject to our restrictions on frequent trading:



     - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or



     - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.



You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 35. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:



     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust (not available with Principal Returns)

     -    Lifestyle Moderate Trust



     -    Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):



     -    American Asset Allocation Trust



     -    American Fundamental Holdings Trust



     -    American Global Diversification Trust



     -    Capital Appreciation Value Trust



     -    Core Allocation Plus Trust



     -    Disciplined Diversification Trust



     - Franklin Templeton Founding Allocation Trust (not available with Income Plus for Life 12.08 Series and Principal Plus for Life Plus Automatic Annual Step-Up).



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.



We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.



If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations.

RESTRICTED MODEL ALLOCATIONS:



        MODEL ALLOCATION NAME             MODEL ALLOCATION PERCENTAGE                PORTFOLIO NAME
---------------------------------------   ---------------------------   ------------------------------------------
American Global Diversification                       50%               American Global Growth Trust
(not available after April 30, 2009)                  20%               American Bond Trust
                                                      15%               American Global Small Capitalization Trust
                                                      10%               American High-Income Bond Trust
                                                       5%               American New World Trust
Fundamental Holdings of America                       35%               American Bond Trust
(not available after April 30, 2009)                  25%               American Growth-Income Trust
                                                      25%               American Growth Trust
                                                      15%               American International Trust
Global Balanced                                       30%               Fundamental Value Trust
(not available after April 30, 2007)                  25%               American International Trust
                                                      25%               Global Allocation Trust
                                                      20%               Global Bond Trust
Blue Chip Balanced                                    40%               Investment Quality Bond Trust
(not available after April 30, 2007)                  30%               American Growth Trust
                                                      30%               American Growth-Income Trust
Value Strategy                                        30%               Fundamental Value Trust
(not available after February 10, 2006)               30%               Equity-Income Trust
                                                      20%               Active Bond Trust
                                                      20%               Strategic Bond Trust
Growth Blend                                          40%               Blue Chip Growth Trust
(not available after February 10, 2006)               20%               American Growth-Income Trust
                                                      20%               Active Bond Trust
                                                      20%               Strategic Bond Trust
Core Holdings of America                              35%               Active Bond Trust
(not available after August 1, 2005)                  25%               American Growth Trust
                                                      25%               American Growth-Income Trust
                                                      15%               American International Trust
Core Solution                                         34%               Strategic Income Trust
(not available after April 30, 2005)                  33%               Blue Chip Growth Trust
                                                      33%               Equity-Income Trust
Value Blend                                           40%               Equity-Income Trust
(not available after April 30, 2005)                  20%               American Growth Trust
                                                      20%               Active Bond Trust
                                                      20%               Strategic Bond Trust
Global                                                30%               International Value Trust
(not available after April 30, 2005)                  30%               Global Bond Trust
                                                      20%               American Growth-Income Trust
                                                      20%               Blue Chip Growth Trust

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:



     - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;



     - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;



     -    limit your ability to transfer between existing Investment Options;
          and/or



     - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.



Increases in Guaranteed Amounts



We may increase the amounts we guarantee under a GMWB Rider as a result of:



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.



CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.



STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.



We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.



Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders



OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.



Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.



Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.



If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:



     -    you take withdrawals prior to the Lifetime Income Date, or



     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.



The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.



If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.



The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V.

Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



Additional Annuity Options



In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



     -    you reduce the Contract Value available for annuitization.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Tax Considerations



Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES



Form of Guaranteed Amounts



The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life 12.08).



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life 12.08 - 5%



     -    Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or



     - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).



The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:



     - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).



     - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:



     - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.



     - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.



Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:



     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)



If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.



At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.



"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.



We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.



The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.



We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-2). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



Withdrawals, Distributions and Settlements



We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).



EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.



Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess

Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x ..10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawa.(see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).

     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER         THEN
IS:                           INCOME PLUS FOR LIFE 12.08:
---------------------         ---------------------------
1.   Not the Covered Person   -    may continue if the Beneficiary elects to
                                   continue the Contract within the time we
                                   permit under our administrative rules. We
                                   will automatically increase the Benefit Base
                                   to equal the initial death benefit we
                                   determine, if the death benefit is greater
                                   than the Benefit Base prior to our
                                   determination. We will also recalculate the
                                   Lifetime Income Amount to equal 5% of the
                                   recalculated Benefit Base and will assess the
                                   Rider Fee based on the recalculated Benefit
                                   Base.

                              - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income
                                   Amount for the year of withdrawal is still greater than zero.

                              -    continues to be eligible for any remaining
                                   Credit amounts and Step-Ups, and a Target
                                   Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                                   12.08 fee at that time.

2.   The Covered Person       -    ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Rider Fees" on page D-2). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    (for Income Plus For Life 12.08) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES



Income Plus For Life (Quarterly Step-Up Review) Series Definitions



The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.



AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



     - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or



     - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.



ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.



Form of Guaranteed Amounts



The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life (Quarterly Step-Up Review)).



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life (Quarterly Step-Up Review) - 5%



     - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life
          - Joint Life (Quarterly Step-Up Review) ); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.



EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:



     - (for Income Plus For Life (Quarterly Step-Up Review)) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:



               Annual Credit Rate -



                    For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



                         - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



                         - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



                    For Contracts issued in New York, the Bonus will be equal to:



                         - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



                         - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



                         - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.



     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:



          - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or



          - the Contract Anniversary on or next following the date the Covered Person attains age 69.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.



Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:

     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.



We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.



Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the "Target Amount"(see below).



THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.



The Target Amount is the greater of:



     - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or



     -    the highest Target Value.



In no event, however, will we set a Target Amount in excess of $5 million.



Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect

Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:



     -    (200% x $100,000) + (100% x $25,000) = $225,000; or



     -    200% x $140,000 = $280,000.



The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.



STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:



     -    the Contract Value on that date; and



     - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.



If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:



     -    the Contract Value on the Contract Anniversary; or



     - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.



Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."



If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.



Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.



Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



Withdrawals, Distributions and Settlements



We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER         THEN
IS:                           INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
---------------------         ------------------------------------------------
1.   Not the Covered Person   -    may continue if the Beneficiary elects to
                                   continue the Contract within the time we
                                   permit under our administrative rules. We
                                   will automatically increase the Benefit Base
                                   to equal the initial death benefit we
                                   determine, if the death benefit is greater
                                   than the Benefit Base prior to our
                                   determination. We will also recalculate the
                                   Lifetime Income Amount to equal 5% of the
                                   recalculated Benefit Base and will assess the
                                   Rider Fee based on the recalculated Benefit
                                   Base.

                              - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income
                                   Amount for the year of withdrawal is still greater than zero.

                              -    continues to be eligible for any remaining
                                   Credit amounts and Step-Ups, and a Target
                                   Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                                   (Quarterly Step-Up Review) fee at that time.

2.   The Covered Person       -    ends without any further benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Rider Fees" on page D-2). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS



Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."



Form of Guaranteed Amounts



Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life (Annual Step-Up Review) - 5%



     -    Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Lifetime Income Date



The Lifetime Income Date is the date you purchased the Rider if:



     - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59 1/2 (age 61 in New York).



     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:



     -    Annual Credit Rate:



          - 7% for Riders purchased on or after January 17, 2008 and outside of New York;



          -    6% for Riders purchased before January 17, 2008 or in New York.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:



          - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or



          - the Contract Anniversary on or next following the date the Covered Person attains age 69.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).



Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the Target Amount (see below).



The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.



The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-2). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.



Withdrawals, Distributions and Settlements



We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:



     - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 -

$10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     -    the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



     -    the Contract Value immediately after the Excess Withdrawal.



After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



     - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



          -    the Withdrawal Amount ; divided by

          -    the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year,



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement payment we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                                THEN
IF THE DECEASED OWNER IS:       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
-------------------------       ------------------------------------------------
1. Not the Covered Person and   -    may continue if the Beneficiary elects to
   the Beneficiary is the            continue the Contract within the time we
   deceased Owner's spouse           permit under our administrative rules. We
                                     will automatically increase the Benefit
                                     Base to equal the initial death benefit we
                                     determine, if the death benefit is greater
                                     than the Benefit Base prior to our
                                     determination. We will also recalculate the
                                     Lifetime Income Amount to equal 5% of the
                                     recalculated Benefit Base and will assess
                                     the Rider Fee based on the recalculated
                                     Benefit Base.

                                - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income
                                     Amount for the year of withdrawal is still greater than zero.

                                -    continues to be eligible for any remaining
                                     Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up
                                     Review) fee at that time.

                                THEN
IF THE DECEASED OWNER IS:       INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
-------------------------       ------------------------------------------------
2. Not the Covered Person and   -    may continue in the same manner as 1.
   the Beneficiary is not the
   deceased Owner's spouse      -    enters its Settlement Phase if a subsequent
                                     withdrawal would deplete the Contract Value
                                     to zero, and the remaining Lifetime Income
                                     Amount for the year of withdrawal is still
                                     greater than zero.

                                - does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit
                                     Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up
                                     Review) fee at that time.

3. The Covered Person and the   -    ends without any further benefit.
   Beneficiary is the
   deceased Owner's spouse

4. The Covered Person and the   -    ends without any further benefit.
   Beneficiary is not the
   deceased Owner's spouse



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life
- Joint Life (Annual Step-Up Review) Rider fee (See "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-2). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Termination of Rider



You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    the death of the Covered Person; or



     -    termination of the Contract.



FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES



Forms of Guaranteed Amounts



Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.



In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life.



Benefit Base



The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.



The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.



Benefit Rate



The Benefit Rate is:



     -    Principal Plus - 5.00%



     -    Principal Plus for Life - 5.00%



     -    Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.



Lifetime Income Amount



(Not applicable to Principal Plus)



The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



We determine the initial Lifetime Income Amount by multiplying:



     -    the Benefit Rate for the Rider (5%); by

     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Lifetime Income Date



(Not applicable to Principal Plus)



The Lifetime Income Date is the date you purchased the Rider if:



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:



     - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



     - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



     - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



               - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



               - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



     -    in the case of the Lifetime Income Amount, to equal the lesser of:



               - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



               - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



CREDITS. The Riders provide the following Credit features:

          -    Credit Rate - 5%.



          -    initial Credit Period



               -    (for Principal Plus) - the first 5 Contract Years.



               - (for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person attains age 80.



               - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.



     - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



Each time you qualify for a Credit, we increase the Benefit Base:



     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise



     - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.



Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.



EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:



     -    (for Principal Plus and Principal Plus for Life) 0.75%, and



     -    (for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.



If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" above). If you decline the Step-Up, the fee rate will not be increased.



Step-Up Dates. We schedule Step-Up Dates:



     - (for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.



     - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary

     - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.



     - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.



     - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.



Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.



EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.



If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.



Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.

We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or



     -    5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.



Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



     -    the Lifetime Income Amount prior to the withdrawal; or



     - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.



Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:



     - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



     - the Benefit Base as of the applicable date divided by the Owner's life expectancy.

For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.



SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.



The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.



Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:



     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.



     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



     - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime

          Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.



Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:          THEN PRINCIPAL PLUS:
----------------------          ------------------------------------------------
1. The deceased Owner's         -   Continues if the Benefit Base is greater
   spouse                           than zero.

                                -   Within 30 days following the date we
                                    determine the death benefit under the
                                    Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit
                                    Base.

                                - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life
                                    Expectancy Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed
                                    Minimum Withdrawal Benefit provided under this Rider).

                                -   Continues to impose the Principal Plus fee.

                                -   Continues to be eligible for any remaining
                                    Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit.
                                    Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up
                                    Date will be no later than the 30th Contract
                                    Anniversary.

2. Not the deceased Owner's     -   Continues in the same manner as above,
   spouse                           except that Principal Plus does not continue
                                    to be eligible for any remaining Credits and
                                    Step-Ups, other than the initial Step-Up of
                                    the Benefit Base to equal the death benefit,
                                    if greater than the Benefit Base prior to
                                    the death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                                THEN
                                PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS
IF THE DECEASED OWNER IS:       FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
-------------------------       -----------------------------------------------
1. The Covered Person and the   -   Does not continue with respect to the
   Beneficiary is the deceased      Lifetime Income Amount, but continues with
   Owner's spouse                   respect to the Guaranteed Withdrawal Amount
                                    if the death benefit or the Benefit Base is
                                    greater than zero. We will automatically
                                    step up the Benefit Base to equal the
                                    initial death benefit we determine, if
                                    greater than the Benefit Base prior to the
                                    death benefit.

                                - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

                                - Continues to impose the Principal Plus for Life fee.

                                -   Continues to be eligible for any remaining
                                    Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and the   -   Continues in the same manner as 1, except
   Beneficiary is not the           that Principal Plus for Life does not
   deceased Owner's spouse          continue to be eligible for any remaining
                                    Credits and Step-Ups, other than the initial
                                    Step-Up of the Benefit Base to equal the
                                    death benefit, if greater than the Benefit
                                    Base prior to the death benefit. We will
                                    permit the Beneficiary to opt out of the
                                    initial death benefit Step-Up, if any, if we
                                    increase the rate of the Rider fee at that
                                    time.

3. Not the Covered Person and   -   Continues in the same manner as 1, except
   the Beneficiary is the           that the Rider continues with respect to the
                                    Lifetime Income Amount for the Beneficiary.
                                    If the Lifetime Income Amount has not been
                                    determined prior to the payment of any
                                    portion of the death benefit, we will
                                    determine the initial Lifetime Income Amount

                                THEN
                                PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS
IF THE DECEASED OWNER IS:       FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
-------------------------       -------------------------------------------
   deceased Owner's spouse          on an anniversary of the date we determine
                                    the death benefit after the Covered Person
                                    has reached his or her Lifetime Income Date.

4. Not the Covered Person and   -   Continues in the same manner as 1, except
   the Beneficiary is not the       that the Rider continues with respect to the
   deceased Owner's spouse          Lifetime Income Amount for the Beneficiary.
                                    If the Lifetime Income Amount has not been
                                    determined prior to the payment of any
                                    portion of the death benefit, we will
                                    determine the initial Lifetime Income Amount
                                    on an anniversary of the date we determine
                                    the death benefit after the Covered Person
                                    has reached his or her Lifetime Income Date.

                                -   In this case, does not continue to be
                                    eligible for any remaining Bonuses and
                                    Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination of Rider



You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



     -    under Principal Plus, the date the Benefit Base depletes to zero; or



     - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or



     -    under Principal Plus, the Maturity Date under the Contract; or



     - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF PRINCIPAL RETURNS



Form of Guarantee



The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.



The Rider does not provide a lifetime income guarantee.



Benefit Base

The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Benefit Rate



The Benefit Rate is 8%.



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:



     -    8% of the Benefit Base immediately after the Purchase Payment; or



     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).



ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).



As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:



     -    the amount of your initial Purchase Payments, up to $5 million; or



     - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.



Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



STEP-UPS. We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12 th, etc.) up to and including the Age 95 Contract Anniversary.



On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount.

The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or



     -    8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and

     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.



Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



     -    Continues if the Benefit Base is greater than zero.



     - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.



     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).



     -    Continues to impose the Rider fee.



     - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.



     - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination of Rider



You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



     -    the date the Benefit Base and the Contract Value both deplete to zero;
          or



     -    the date an Annuity Option under the Contract begins; or



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

     John Hancock USA
     Guaranteed Retirement Income Benefit II
     Guaranteed Retirement Income Benefit III

     John Hancock New York
     Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

     - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

     - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

     (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III Income Base Reductions: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").

     Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

     Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

     Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with Guaranteed Retirement Income Benefit is that annuity benefits payable under Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER   ANNUAL FEE
------------------------------------------   ----------
Guaranteed Retirement Income Benefit II         0.45%
Guaranteed Retirement Income Benefit III        0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

     - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

     - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

     (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options"):

     -    Life Annuity with a 10-Year Period Certain;

     -    Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with the Guaranteed Retirement Income Benefit is that annuity benefits payable under the Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER   ANNUAL FEE
------------------------------------------   ----------
Guaranteed Retirement Income Benefit II         0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

            Appendix F: Additional Availability of Guaranteed Minimum
                           Withdrawal Benefit Riders


This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract for one of the following optional GMWB Riders after you purchase a Contract:



     -    Income Plus For Life 5.09; or



     -    Income Plus For Life - Joint Life 5.09.



Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS, PLEASE SEE "FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" IN THIS APPENDIX, BELOW.



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange an existing GMWB Rider for a new GMWB Rider for use with a previously issued Contract, we will terminate the existing GMWB Rider upon the effective date of the new GMWB Rider. Unless we agree otherwise, an exchange to a new GMWB Rider is not available for Contracts with Triple Protection Death Benefit, Accelerated Beneficiary Protection Death Benefit, or the following optional guaranteed minimum income benefit Riders:



          John Hancock USA



          -    Guaranteed Retirement Income Program I



          -    Guaranteed Retirement Income Program II



          -    Guaranteed Retirement Income Program III



          -    Guaranteed Retirement Income Benefit II



          -    Guaranteed Retirement Income Benefit III



          John Hancock New York



          -    Guaranteed Retirement Income Program I



          -    Guaranteed Retirement Income Program II



          -    Guaranteed Retirement Income Benefit II



You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments and Step-Ups under your existing GMWB Rider if you purchase a new GMWB Rider.



     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new GMWB Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under a Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new GMWB Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new GMWB Rider in one or more of the Investment Options we make available for that Rider. Your existing GMWB Rider may permit you to invest in Investment Options that are not available under a new GMWB Rider. If you choose to purchase a new GMWB Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new GMWB Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for GMWB Riders, please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below. You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new GMWB Rider is best suited for your financial needs and risk tolerance.

     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new GMWB Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.09 Rider.



     - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under an existing GMWB Rider for you to elect to purchase a new GMWB Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing GMWB Rider still has guaranteed benefits.



     - Different Rider - You cannot exchange your existing GMWB Rider for the same type of GMWB Rider (i.e., Income Plus For Life 5.09 for Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 for Income Plus For Life - Joint Life 5.09) unless we agree otherwise.



     - State of Issue Restriction - You may purchase a GMWB Rider only if it is then available in the state where we issued your Contract. You can find out if an optional GMWB Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078



     - IRA Beneficiary Restriction - You may not purchase a GMWB Rider in connection with a new or existing Beneficiary IRA (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below).



     - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.



Before you purchase a new GMWB Rider:



     - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



     - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty-day Election Period following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new GMWB Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new GMWB Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a GMWB Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.



Under our current administrative procedures, you cannot exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



ARE FIXED INVESTMENT OPTIONS AVAILABLE?



Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under a DCA program (see "Special Transfer Services
- Dollar Cost Averaging" for details).



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing GMWB Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new GMWB Rider (i.e., the start of an Election Period). If you purchase a new GMWB Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



FEES DEDUCTED FROM   INCOME PLUS FOR   INCOME PLUS FOR LIFE -
 CONTRACT VALUE(1)      LIFE 5.09          JOINT LIFE 5.09
------------------   ---------------   ----------------------
Maximum Fee(2)            1.20%                 1.20%
Current Fee               0.90%                 0.90%



(1)  Fees are shown as a percentage of the Adjusted Benefit Base.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-Up of the Benefit Base to equal the Contract Value.



WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing GMWB Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about reductions and the annual "permitted" amounts under a new GMWB Rider.



We will decrease amounts guaranteed under a GMWB Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing GMWB Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a GMWB Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing GMWB Rider. For Credit information, see the "Credit" section below in "Features of Income Plus For Life 5.09 Series Riders."



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new GMWB Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider, we will reduce the death benefit on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal). Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information on the effect of withdrawals under a GMWB Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a GMWB Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



     - CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider ends as described below in "Features of Income Plus For Life 5.09 Series Riders."

     - CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider may continue as described below in "Features of Income Plus For Life 5.09 Series Riders."



If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current GMWB Rider to the impact on death benefits under a different GMWB Rider.



WHEN CAN I ELECT TO PURCHASE A NEWLY AVAILABLE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide no assurance that you will be able to exchange your current GMWB Rider (your "Current Rider") for an Income Plus For Life 5.09 Series Rider in any given state.



If you are eligible and decide to exchange your Current Rider for an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider:



     - you will have to pay the current annual fee for the new Rider, as described below in "Features of Income Plus For Life 5.09 Series Riders";



     - the Covered Person under a new Income Plus For Life 5.09 Rider must be a Covered Person under your Current Rider;



     - one of the Covered Persons under a new Income Plus For Life - Joint Life 5.09 Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;



     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;



     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;



     - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Credit under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.



We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.



Except as stated above, you may not elect more than one GMWB Rider for a Contract.



FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS



Covered Person(s)



The Income Plus For Life 5.09 Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).



SINGLE LIFE GUARANTEE. For Income Plus For Life 5.09 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Income Plus For Life - Joint Life 5.09 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



     -    both the spouses must be named as co-Owners of the Contract; or



     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



For Riders issued with Qualified Contracts:

     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You may elect an Income Plus For Life 5.09 Series Rider at the time you purchase a Contract, provided:



     - the Rider is available for sale in the state where the Contract was sold;



     - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;



     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and



     - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue an Income Plus For Life 5.09 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to purchase a new Income Plus For Life 5.09 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.09 Series Rider after you purchase a Contract. Please see the discussion at the beginning of this Appendix for details.



WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 5.09 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.09 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:



     -    on the date we determine the death benefit;



     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or



     -    at full surrender of the Contract.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments



If you purchase an Income Plus For Life 5.09 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



If you elect to purchase one of our Income Plus For Life 5.09 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



Restrictions on Investment Options Under Income Plus For Life 5.09 Series Riders



If you purchase one of our Income Plus For Life 5.09 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders.



You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:



     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust



     -    Lifestyle Moderate Trust



     -    Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



We reserve the right to restrict Investment Options in your Variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ EACH PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.



Benefit Base



The maximum Benefit Base at any time for an Income Plus For Life 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.



Benefit Rate



The Benefit Rate is:



     - Income Plus For Life 5.09 - 4.00% - 5.00%, depending on the Covered Person's age on the Lifetime Income Date (see table below).



     - Income Plus For Life - Joint Life 5.09 - 3.75% - 4.75%, depending on the Covered Person's age on the Lifetime Income Date (see table below). Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.09 Rider.



                               BENEFIT RATE BY AGE



   Covered Person's age on the Contract
Anniversary prior to the first withdrawal
      after the Lifetime Income Date        Income Plus For Life 5.09   Income Plus For Life - Joint Life 5.09
-----------------------------------------   -------------------------   --------------------------------------
               58 1/2 - 63                            4.00%                              3.75%
               64 and over                            5.00%                              4.75%



EXAMPLE: Assume that your date of birth was January 1, 1952 and you purchase a Contract with the Income Plus For Life 5.09 Rider on July 10, 2009. Your Lifetime Income Date is July 10, 2010, the Contract Anniversary after you attain age 58 1/2. If the first time you take a withdrawal after the Lifetime Income Date is September 1, 2010, we will set your Benefit Rate equal to 4% since your were age 58 1/2 on the Contract Anniversary prior to that withdrawal. If you wait until September 1, 2017 to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.



We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.



We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life 5.09) - the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or



     - (for Income Plus For Life - Joint Life 5.09) - either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.

We determine the initial Lifetime Income Amount by multiplying:



     -    the Benefit Rate for the Rider on the Lifetime Income Date; by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" below for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) is age 58 1/2 or older at the time.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately following the date the Covered Person (or oldest Covered Person) attains age 58 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



Credits may increase one or more of our guarantees when you defer withdrawals.



CREDITS. We offer the Income Plus For Life 5.09 Series Riders with the following Credit features:



     -    Annual Credit Rate - 5%



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person of the Lifetime Income Date, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rate(s) we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rates and the Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).



Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.



STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with the following Step-Up Dates:



     - (for Income Plus For Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary;



     - (for Income Plus For Life - Joint Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.



The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-2). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.



We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20% on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.



If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Withdrawals, Distributions and Settlements



OVERVIEW. The Income Plus For Life 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;



     - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then current Contract Value on certain Contract Anniversary dates; or



     -    if you make an Additional Purchase Payment (up to specified limits).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount permitted under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:



     -    you take withdrawals prior to the Lifetime Income Date, or



     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



An Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or



     - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value and your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" below.)



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



We do not reduce the Benefit Base and/or the Lifetime Income Amount:



     - if the withdrawals are taken under our Life Expectancy Distribution Program, or



     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. (Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.)



The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase an Income Plus For Life 5.09 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 5.09 Series Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Qualified Death Benefit Stretch Distributions these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10),
          Section 408(b)(3), or Section 408A(c)(5); or



     - Required Minimum Distributions and "Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments of a Life Expectancy Program.



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



The Settlement Phase under an Income Plus For Life 5.09 Series Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year;
          and



     -    there were no Excess Withdrawals during that Contract Year; and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.



     - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "Pay-out Period Provisions" in "V. Description of the Contract."



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     -    you reduce the Contract Value available for annuitization; and



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for tax considerations related to optional benefit Riders.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Impact of Death Benefits



Our GMWB Riders end if a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



We reduce your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER IS:   THEN
                            INCOME PLUS FOR LIFE 5.09:
-------------------------   ---------------------------------------------------------------------------------
1. Not the Covered Person   -    may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                            -    enters its Settlement Phase if a subsequent withdrawal would deplete the
                                 Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            -    continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 5.09 fee at that time.

2. The Covered Person       -    ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Rider Fees" on page D-2). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    (for Income Plus For Life 5.09) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or



     -    termination of the Contract.



You should consult with your financial professional to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09Series Rider is suitable for your needs, especially at older ages.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.


We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)


The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Wealthmark ML3 Contracts with no optional benefit Riders;


     - Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider;


     - Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and


     - Wealthmark ML3 Contracts with the Annual Step-Up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.



Please note Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ML3

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
            ACCUMULATION UNIT VALUES- WEALTHMARK ML3 VARIABLE ANNUITY

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           12.229    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.554    12.229        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     980,416 1,262,185        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   100,865   108,137        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           12.225    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.548    12.225        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     358,937   418,233        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   223,681   274,258        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           12.213    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.529    12.213        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     656,516   860,913        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           12.209    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.523    12.209        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     159,304   200,698        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           12.196    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.504    12.196        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     132,238   151,793        --        --        --        --        --        --        --        --
ACTIVE BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           13.127    13.036        --        --        --        --        --        --        --        --
Value at End of Year             11.537    13.127        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     396,541   595,668        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    27,613    29,596        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.110    13.023        --        --        --        --        --        --        --        --
Value at End of Year             11.515    13.110        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     121,515   163,090        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   125,328   166,983        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.057    12.984        --        --        --        --        --        --        --        --
Value at End of Year             11.452    13.057        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     302,163   407,522        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.040    12.971        --        --        --        --        --        --        --        --
Value at End of Year             11.431    13.040        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      62,503    85,843        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           12.988    12.932        --        --        --        --        --        --        --        --
Value at End of Year             11.368    12.988        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      58,281    70,561        --        --        --        --        --        --        --        --
AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX
TRUST EFF 5-03-2007)
- SERIES I SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    22.191    19.308    15.887    13.749    12.500        --        --        --
Value at End of Year                 --        --    27.386    22.191    19.308    15.887    13.749        --        --        --
Wealthmark ML3 No. of Units          --        --    51,594    58,086    43,917    29,487       509        --        --        --
NYWealthmark ML3 No. of Units        --        --     8,683     9,575     9,210     6,681        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    22.155    19.287    15.878    13.748    12.500        --        --        --
Value at End of Year                 --        --    27.329    22.155    19.287    15.878    13.748        --        --        --
Wealthmark ML3 No. of Units          --        --    12,023    26,382    21,166    24,167     1,823        --        --        --
NYWealthmark ML3 No. of Units        --        --    36,532    43,123    34,600    20,038        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    22.048    19.222    15.848    13.743    12.500        --        --        --
Value at End of Year                 --        --    27.156    22.048    19.222    15.848    13.743        --        --        --
Wealthmark ML3 No. of Units          --        --    28,950    42,795    29,212    22,690        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    22.012    19.201    15.839    13.741    12.500        --        --        --
Value at End of Year                 --        --    27.098    22.012    19.201    15.839    13.741        --        --        --
Wealthmark ML3 No. of Units          --        --     6,408     8,168     8,675     4,624        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    19.984    17.458    14.423    12.500        --        --        --        --
Value at End of Year                 --        --    24.566    19.984    17.458    14.423        --        --        --        --
Wealthmark ML3 No. of Units          --        --     9,200    10,481     9,605     8,079        --        --        --        --
ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    16.308    17.696    14.946    12.798    12.500        --        --        --
Value at End of Year                 --        --    16.757    16.308    17.696    14.946    12.798        --        --        --
Wealthmark ML3 No. of Units          --        --   260,329   368,707    92,140   288,197     7,280        --        --        --
NYWealthmark ML3 No. of Units        --        --    28,139    36,092     6,431    24,611        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    16.282    17.676    14.937    12.796    12.500        --        --        --
Value at End of Year                 --        --    16.722    16.282    17.676    14.937    12.796        --        --        --
Wealthmark ML3 No. of Units          --        --    79,171   113,502    43,928   168,446    11,414        --        --        --
NYWealthmark ML3 No. of Units        --        --    87,717    98,839    35,475    77,986        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    16.203    17.617    14.910    12.792    12.500        --        --        --
Value at End of Year                 --        --    16.616    16.203    17.617    14.910    12.792        --        --        --
Wealthmark ML3 No. of Units          --        --   147,685   190,620    56,850   142,331       229        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    16.177    17.597    14.900    12.790    12.500        --        --        --
Value at End of Year                 --        --    16.581    16.177    17.597    14.900    12.790        --        --        --
Wealthmark ML3 No. of Units          --        --    25,041    29,220    10,811    25,601     1,820        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    14.987    15.492    13.846    12.500        --        --        --        --
Value at End of Year                 --        --    15.339    14.987    15.492    13.846        --        --        --        --
Wealthmark ML3 No. of Units          --        --    38,167    33,273     6,362    26,539        --        --        --        --
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    19.871    15.329    16.673    12.628    12.500        --        --        --
Value at End of Year                 --        --    23.253    19.871    15.329    16.673    12.628        --        --        --
Wealthmark ML3 No. of Units          --        --    72,594    74,521   380,100    47,255     3,904        --        --        --
NYWealthmark ML3 No. of Units        --        --     6,735     6,651    39,200     2,364        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    19.839    15.312    16.663    12.626    12.500        --        --        --
Value at End of Year                 --        --    23.204    19.839    15.312    16.663    12.626        --        --        --
Wealthmark ML3 No. of Units          --        --    26,605    57,733   170,993    48,281     1,336        --        --        --
NYWealthmark ML3 No. of Units        --        --    45,024    32,285   131,252    21,455        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    19.743    15.261    16.632    12.622    12.500        --        --        --
Value at End of Year                 --        --    23.057    19.743    15.261    16.632    12.622        --        --        --
Wealthmark ML3 No. of Units          --        --    50,662    57,644   218,711    36,084        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    19.711    15.244    16.622    12.620    12.500        --        --        --
Value at End of Year                 --        --    23.009    19.711    15.244    16.622    12.620        --        --        --
Wealthmark ML3 No. of Units          --        --     6,497     5,158    32,732     4,927        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    17.326    14.143    14.655    12.500        --        --        --        --
Value at End of Year                 --        --    20.195    17.326    14.143    14.655        --        --        --        --
Wealthmark ML3 No. of Units          --        --     7,599     5,770    34,866     4,922        --        --        --        --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           16.830    17.717        --        --        --        --        --        --        --        --
Value at End of Year              9.973    16.830        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      46,939    63,269        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     8,622     9,488        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           18.802    19.799        --        --        --        --        --        --        --        --
Value at End of Year             11.136    18.802        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      13,452    19,764        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    14,458    48,106        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           18.643    19.652        --        --        --        --        --        --        --        --
Value at End of Year             11.026    18.643        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,204    39,263        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           18.591    19.603        --        --        --        --        --        --        --        --
Value at End of Year             10.989    18.591        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,150     8,450        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           20.792    21.947        --        --        --        --        --        --        --        --
Value at End of Year             12.272    20.792        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,318     4,702        --        --        --        --        --        --        --        --
AMERICAN ASSET ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           17.465    17.629        --        --        --        --        --        --        --        --
Value at End of Year             12.053    17.465        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      48,986    18,336        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --     1,075        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.459    17.629        --        --        --        --        --        --        --        --
Value at End of Year             12.043    17.459        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,956     3,912        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     2,463     9,572        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           12.484    12.619        --        --        --        --        --        --        --        --
Value at End of Year             12.013    12.484        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      13,410    15,765        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           17.436    17.629        --        --        --        --        --        --        --        --
Value at End of Year             12.003    17.436        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      13,061        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           12.468    12.618        --        --        --        --        --        --        --        --
Value at End of Year              8.570    12.468        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,783    15,497        --        --        --        --        --        --        --        --
AMERICAN BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           13.133    13.205        --        --        --        --        --        --        --        --
Value at End of Year             11.649    13.133        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      20,462     8,036        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.117    13.193        --        --        --        --        --        --        --        --
Value at End of Year             11.629    13.117        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,509     4,926        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       370       455        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.070    13.158        --        --        --        --        --        --        --        --
Value at End of Year             11.569    13.070        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,061     5,334        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    13.147        --        --        --        --        --        --        --        --
Value at End of Year                 --    13.054        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.007    13.112        --        --        --        --        --        --        --        --
Value at End of Year             11.490    13.007        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,291        --        --        --        --        --        --        --        --        --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year           12.561    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.528    12.561        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      36,303    31,962        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           12.560    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.524    12.560        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      16,486        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           12.557    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.509    12.557        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      12,402        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    12.500        --        --        --        --        --        --        --        --
Value at End of Year                 --    12.556        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           12.554    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.490    12.554        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         609        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year           12.556    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.045    12.556        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,775     5,820        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,499        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           12.555    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.041    12.555        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         499        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     6,877        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           12.553    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.027    12.553        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      18,662        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           12.552    12.500        --        --        --        --        --        --        --        --
Value at End of Year              8.022    12.552        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,556        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    12.500        --        --        --        --        --        --        --        --
Value at End of Year                 --    12.549        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
AMERICAN GLOBAL GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year           13.208    12.985        --        --        --        --        --        --        --        --
Value at End of Year              7.966    13.208        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,819     3,951        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       552       420        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.203    12.981        --        --        --        --        --        --        --        --
Value at End of Year              7.959    13.203        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,107     2,572        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     7,942     7,018        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --    12.971        --        --        --        --        --        --        --        --
Value at End of Year                 --    13.190        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    12.967        --        --        --        --        --        --        --        --
Value at End of Year                 --    13.186        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.172    12.957        --        --        --        --        --        --        --        --
Value at End of Year              7.913    13.172        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         341        --        --        --        --        --        --        --        --        --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year           13.480    13.909        --        --        --        --        --        --        --        --
Value at End of Year              6.126    13.480        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,617        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.475    13.906        --        --        --        --        --        --        --        --
Value at End of Year              6.121    13.475        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --     2,549        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.462    13.895        --        --        --        --        --        --        --        --
Value at End of Year              6.105    13.462        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,281        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    13.891        --        --        --        --        --        --        --        --
Value at End of Year                 --    13.457        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    13.880        --        --        --        --        --        --        --        --
Value at End of Year                 --    13.444        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
AMERICAN GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           22.614    21.943        --        --        --        --        --        --        --        --
Value at End of Year             12.393    22.614        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      87,673   131,589        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,188       846        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           22.561    21.899        --        --        --        --        --        --        --        --
Value at End of Year             12.358    22.561        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      79,368    64,554        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     4,640     1,806        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           22.404    21.768        --        --        --        --        --        --        --        --
Value at End of Year             12.254    22.404        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      75,279    86,065        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           22.352    21.725        --        --        --        --        --        --        --        --
Value at End of Year             12.219    22.352        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,463     2,567        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           22.197    21.595        --        --        --        --        --        --        --        --
Value at End of Year             12.116    22.197        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,200       221        --        --        --        --        --        --        --        --
AMERICAN GROWTH-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           19.914    20.424        --        --        --        --        --        --        --        --
Value at End of Year             12.110    19.914        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      34,534    26,615        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           19.867    20.384        --        --        --        --        --        --        --        --
Value at End of Year             12.076    19.867        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      48,452    40,969        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     2,326     1,326        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           19.729    20.262        --        --        --        --        --        --        --        --
Value at End of Year             11.974    19.729        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      28,728    34,493        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           19.683    20.221        --        --        --        --        --        --        --        --
Value at End of Year             11.940    19.683        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,189     6,053        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           19.546    20.101        --        --        --        --        --        --        --        --
Value at End of Year             11.839    19.546        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      11,768     3,465        --        --        --        --        --        --        --        --
AMERICAN HIGH-INCOME BOND TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year           11.951    11.986        --        --        --        --        --        --        --        --
Value at End of Year              8.888    11.951        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         600        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           11.947    11.983        --        --        --        --        --        --        --        --
Value at End of Year              8.880    11.947        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,275        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           11.935    11.973        --        --        --        --        --        --        --        --
Value at End of Year              8.858    11.935        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,950        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    11.970        --        --        --        --        --        --        --        --
Value at End of Year                 --    11.931        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    11.960        --        --        --        --        --        --        --        --
Value at End of Year                 --    11.919        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
AMERICAN INTERNATIONAL TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           31.284    28.944        --        --        --        --        --        --        --        --
Value at End of Year             17.701    31.284        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      47,793    73,905        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --     3,275        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           31.211    28.886        --        --        --        --        --        --        --        --
Value at End of Year             17.651    31.211        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      28,572    37,385        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     2,569     2,080        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           30.994    28.713        --        --        --        --        --        --        --        --
Value at End of Year             17.502    30.994        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      44,818    40,177        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           30.922    28.656        --        --        --        --        --        --        --        --
Value at End of Year             17.452    30.922        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,592     2,527        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           30.707    28.485        --        --        --        --        --        --        --        --
Value at End of Year             17.305    30.707        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,156     3,732        --        --        --        --        --        --        --        --
AMERICAN NEW WORLD TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year           14.902    14.459        --        --        --        --        --        --        --        --
Value at End of Year              8.405    14.902        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      10,120       586        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --       374        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           14.897    14.455        --        --        --        --        --        --        --        --
Value at End of Year              8.398    14.897        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,849     2,295        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           14.882    14.443        --        --        --        --        --        --        --        --
Value at End of Year              8.376    14.882        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      12,331        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           14.877    14.440        --        --        --        --        --        --        --        --
Value at End of Year              8.369    14.877        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           14.863    14.428        --        --        --        --        --        --        --        --
Value at End of Year              8.348    14.863        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
BLUE CHIP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.962    15.437        --        --        --        --        --        --        --        --
Value at End of Year              9.007    15.962        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,968     4,574        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.062    16.506        --        --        --        --        --        --        --        --
Value at End of Year              9.623    17.062        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,630     2,010        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     8,138     5,469        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           16.918    16.384        --        --        --        --        --        --        --        --
Value at End of Year              9.527    16.918        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      25,206     5,554        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    16.343        --        --        --        --        --        --        --        --
Value at End of Year                 --    16.870        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    18.527        --        --        --        --        --        --        --        --
Value at End of Year                 --    19.106        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
CAPITAL APPRECIATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           14.700    13.955        --        --        --        --        --        --        --        --
Value at End of Year              9.057    14.700        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,955     1,120        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           16.012    15.205        --        --        --        --        --        --        --        --
Value at End of Year              9.861    16.012        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,354    11,660        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           15.877    15.092        --        --        --        --        --        --        --        --
Value at End of Year              9.763    15.877        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,406     2,477        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    15.055        --        --        --        --        --        --        --        --
Value at End of Year                 --    15.832        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           19.312    18.382        --        --        --        --        --        --        --        --
Value at End of Year             11.851    19.312        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         238        --        --        --        --        --        --        --        --        --
CAPITAL APPRECIATION VALUE TRUST -CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              9.056        --        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,408        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              9.046        --        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         881        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              9.036        --        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,156        --        --        --        --        --        --        --        --        --
CLASSIC VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           14.431    17.913        --        --        --        --        --        --        --        --
Value at End of Year              7.710    14.431        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,915     1,885        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --    17.886        --        --        --        --        --        --        --        --
Value at End of Year                 --    14.405        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --    17.806        --        --        --        --        --        --        --        --
Value at End of Year                 --    14.326        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    17.779        --        --        --        --        --        --        --        --
Value at End of Year                 --    14.300        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    17.699        --        --        --        --        --        --        --        --
Value at End of Year                 --    14.222        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
CORE ALLOCATION PLUS TRUST -CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              8.738        --        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              8.719        --        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,186        --        --        --        --        --        --        --        --        --
CORE EQUITY TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year               --    16.040        --        --        --        --        --        --        --        --
Value at End of Year                 --    14.152        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           14.126    16.016        --        --        --        --        --        --        --        --
Value at End of Year              6.306    14.126        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       506        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --    15.944        --        --        --        --        --        --        --        --
Value at End of Year                 --    14.049        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    15.921        --        --        --        --        --        --        --        --
Value at End of Year                 --    14.023        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    15.849        --        --        --        --        --        --        --        --
Value at End of Year                 --    13.946        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(substituted with JHT International Equity Index Trust B eff 5-03-2007) - NAV Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    26.101    22.846    19.685    13.553    12.500        --        --        --
Value at End of Year                 --        --    29.065    26.101    22.846    19.685    13.553        --        --        --
Wealthmark ML3 No. of Units          --        --    28,576    35,272    29,679    16,182        --        --        --        --
NYWealthmark ML3 No. of Units        --        --     1,587     2,595     2,517     1,714        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    26.059    22.820    19.673    13.552    12.500        --        --        --
Value at End of Year                 --        --    29.004    26.059    22.820    19.673    13.552        --        --        --
Wealthmark ML3 No. of Units          --        --     8,838    20,027     6,544     7,350     1,615        --        --        --
NYWealthmark ML3 No. of Units        --        --     7,549     9,143     8,260     5,342        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    25.933    22.744    19.637    13.547    12.500        --        --        --
Value at End of Year                 --        --    28.821    25.933    22.744    19.637    13.547        --        --        --
Wealthmark ML3 No. of Units          --        --    17,460    20,724    15,998     9,025        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    25.891    22.719    19.625    13.545    12.500        --        --        --
Value at End of Year                 --        --    28.760    25.891    22.719    19.625    13.545        --        --        --
Wealthmark ML3 No. of Units          --        --       808     1,946       997     1,051        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    22.644    19.899    17.215    12.500        --        --        --        --
Value at End of Year                 --        --    25.115    22.644    19.899    17.215        --        --        --        --
Wealthmark ML3 No. of Units          --        --     1,102     1,333     3,721     4,148        --        --        --        --

Wealthmark ML3


                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
CREDIT SUISSE TRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV
SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    28.989    23.035    18.746    13.338    12.500        --        --        --
Value at End of Year                 --        --    37.788    28.989    23.035    18.746    13.338        --        --        --
Wealthmark ML3 No. of Units          --        --    94,989   108,536    89,794    41,627     1,415        --        --        --
NYWealthmark ML3 No. of Units        --        --     2,711     5,372     5,237     4,334        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    28.942    23.009    18.734    13.336    12.500        --        --        --
Value at End of Year                 --        --    37.708    28.942    23.009    18.734    13.336        --        --        --
Wealthmark ML3 No. of Units          --        --    29,761    48,262    43,663    30,398     1,931        --        --        --
NYWealthmark ML3 No. of Units        --        --    33,244    48,759    37,824    17,461        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    28.802    22.932    18.699    13.332    12.500        --        --        --
Value at End of Year                 --        --    37.469    28.802    22.932    18.699    13.332        --        --        --
Wealthmark ML3 No. of Units          --        --    63,775    82,873    68,804    41,011        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    28.756    22.907    18.688    13.330    12.500        --        --        --
Value at End of Year                 --        --    37.390    28.756    22.907    18.688    13.330        --        --        --
Wealthmark ML3 No. of Units          --        --     6,246     8,025     9,152    11,128       189        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    27.216    21.712    17.740    12.500        --        --        --        --
Value at End of Year                 --        --    35.335    27.216    21.712    17.740        --        --        --        --
Wealthmark ML3 No. of Units          --        --    13,915    11,922    11,714     3,229        --        --        --        --
DISCIPLINED DIVERSIFICATION TRUST -CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              9.121        --        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              9.119        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     4,824        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --        --        --        --        --        --        --        --
Value at End of Year              9.111        --        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,687        --        --        --        --        --        --        --        --        --
DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-2007) - SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    21.548    20.109    17.897    13.838    12.500        --        --        --
Value at End of Year                 --        --    22.823    21.548    20.109    17.897    13.838        --        --        --
Wealthmark ML3 No. of Units          --        --   283,950   361,351   371,746   204,190    12,405        --        --        --
NYWealthmark ML3 No. of Units        --        --    17,777    21,300    21,494     6,884        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    21.513    20.086    17.886    13.837    12.500        --        --        --
Value at End of Year                 --        --    22.775    21.513    20.086    17.886    13.837        --        --        --
Wealthmark ML3 No. of Units          --        --   137,403   207,246   204,305   190,212     5,696        --        --        --
NYWealthmark ML3 No. of Units        --        --   105,765   133,225   128,546    85,434        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    21.409    20.019    17.853    13.832    12.500        --        --        --
Value at End of Year                 --        --    22.631    21.409    20.019    17.853    13.832        --        --        --
Wealthmark ML3 No. of Units          --        --   172,284   208,076   204,728   109,344        74        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    21.375    19.997    17.842    13.830    12.500        --        --        --
Value at End of Year                 --        --    22.583    21.375    19.997    17.842    13.830        --        --        --
Wealthmark ML3 No. of Units          --        --    14,722    27,561    26,678    24,688       666        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    18.387    17.227    15.394    12.500        --        --        --        --
Value at End of Year                 --        --    19.397    18.387    17.227    15.394        --        --        --        --
Wealthmark ML3 No. of Units          --        --    39,969    43,018    41,759    38,052        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-2007) (NOW OPTIMIZED ALL
CAP TRUST)
- Service Shares (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    18.033    17.738    17.022    13.762    12.500        --        --        --
Value at End of Year                 --        --    19.328    18.033    17.738    17.022    13.762        --        --        --
Wealthmark ML3 No. of Units          --        --     6,278     6,086     5,922     5,792        --        --        --        --
NYWealthmark ML3 No. of Units        --        --     1,275     2,432     2,585     2,344        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    18.004    17.718    17.012    13.760    12.500        --        --        --
Value at End of Year                 --        --    19.287    18.004    17.718    17.012    13.760        --        --        --
Wealthmark ML3 No. of Units          --        --    14,833    10,500    11,409    12,285     1,307        --        --        --
NYWealthmark ML3 No. of Units        --        --     8,266     9,384    16,936     6,583        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    17.917    17.659    16.981    13.755    12.500        --        --        --
Value at End of Year                 --        --    19.165    17.917    17.659    16.981    13.755        --        --        --
Wealthmark ML3 No. of Units          --        --    19,606    21,804    22,969    20,277        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    17.888    17.639    16.970    13.754    12.500        --        --        --
Value at End of Year                 --        --    19.124    17.888    17.639    16.970    13.754        --        --        --
Wealthmark ML3 No. of Units          --        --     1,067     1,099     1,099       597        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    15.429    15.237    14.682    12.500        --        --        --        --
Value at End of Year                 --        --    16.471    15.429    15.237    14.682        --        --        --        --
Wealthmark ML3 No. of Units          --        --     2,508     2,584     2,624     1,433        --        --        --        --
DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    16.296    15.945    15.241    13.180    12.500        --        --        --
Value at End of Year                 --        --    17.605    16.296    15.945    15.241    13.180        --        --        --
Wealthmark ML3 No. of Units          --        --   169,735   211,422   263,064   178,292     8,885        --        --        --
NYWealthmark ML3 No. of Units        --        --    16,507    20,587    26,918    72,857        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    16.270    15.927    15.231    13.179    12.500        --        --        --
Value at End of Year                 --        --    17.568    16.270    15.927    15.231    13.179        --        --        --
Wealthmark ML3 No. of Units          --        --    95,835   142,192   164,470   157,021    25,560        --        --        --
NYWealthmark ML3 No. of Units        --        --    66,383    78,444    70,192    52,463        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    16.191    15.874    15.203    13.174    12.500        --        --        --
Value at End of Year                 --        --    17.457    16.191    15.874    15.203    13.174        --        --        --
Wealthmark ML3 No. of Units          --        --    89,824   121,829   134,532    98,704        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    16.165    15.856    15.194    13.173    12.500        --        --        --
Value at End of Year                 --        --    17.420    16.165    15.856    15.194    13.173        --        --        --
Wealthmark ML3 No. of Units          --        --    45,558    52,490    60,853    42,982     5,510        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    14.577    14.319    13.742    12.500        --        --        --        --
Value at End of Year                 --        --    15.684    14.577    14.319    13.742        --        --        --        --
Wealthmark ML3 No. of Units          --        --    31,912    32,609    43,671    36,506        --        --        --        --
DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    20.605    19.098    16.802    13.475    12.500        --        --        --
Value at End of Year                 --        --    23.346    20.605    19.098    16.802    13.475        --        --        --
Wealthmark ML3 No. of Units          --        --   226,012   249,612   258,874   110,482     5,238        --        --        --
NYWealthmark ML3 No. of Units        --        --    37,170    47,550    49,637    24,103        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    20.571    19.076    16.792    13.474    12.500        --        --        --
Value at End of Year                 --        --    23.297    20.571    19.076    16.792    13.474        --        --        --
Wealthmark ML3 No. of Units          --        --    44,162    88,045    90,235    77,659     2,598        --        --        --
NYWealthmark ML3 No. of Units        --        --    75,188    95,205    98,946    58,217        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    20.472    19.012    16.761    13.469    12.500        --        --        --
Value at End of Year                 --        --    23.150    20.472    19.012    16.761    13.469        --        --        --
Wealthmark ML3 No. of Units          --        --   193,596   216,795   180,119    74,026       149        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    20.439    18.991    16.751    14.717    12.500        --        --        --
Value at End of Year                 --        --    23.101    20.439    18.991    16.751    13.468        --        --        --
Wealthmark ML3 No. of Units          --        --    28,990    33,878    33,066    21,653        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    18.251    16.984    15.003    12.500        --        --        --        --
Value at End of Year                 --        --    20.598    18.251    16.984    15.003        --        --        --        --
Wealthmark ML3 No. of Units          --        --    30,227    30,527    31,439    21,845        --        --        --        --
DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-2007)(NOW TOTAL BOND MARKET TRUST A)
- CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year               --        --    12.526    12.500        --        --        --        --        --        --
Value at End of Year                 --        --    12.854    12.526        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --    17,520     2,217        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --       863        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    12.522    12.500        --        --        --        --        --        --
Value at End of Year                 --        --    12.844    12.522        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --    32,689    10,122        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    12.509    12.500        --        --        --        --        --        --
Value at End of Year                 --        --    12.812    12.509        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --     6,609     6,111        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    12.505        --        --        --        --        --        --        --
Value at End of Year                 --        --    12.769        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --       752        --        --        --        --        --        --        --
DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    19.202    17.989    17.004    13.664    12.500        --        --        --
Value at End of Year                 --        --    20.432    19.202    17.989    17.004    13.664        --        --        --
Wealthmark ML3 No. of Units          --        --   797,758   652,355   203,532   104,484     3,571        --        --        --
NYWealthmark ML3 No. of Units        --        --    84,880    52,673    14,987     6,422        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    19.171    17.969    16.994    13.662    12.500        --        --        --
Value at End of Year                 --        --    20.389    19.171    17.969    16.994    13.662        --        --        --
Wealthmark ML3 No. of Units          --        --   215,656   208,823    85,675    80,902     4,372        --        --        --
NYWealthmark ML3 No. of Units        --        --   162,624   130,128    46,507    29,790        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    19.078    17.909    16.963    13.658    12.500        --        --        --
Value at End of Year                 --        --    20.260    19.078    17.909    16.963    13.658        --        --        --
Wealthmark ML3 No. of Units          --        --   587,632   436,457   102,830    50,669        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    19.048    17.889    16.952    13.656    12.500        --        --        --
Value at End of Year                 --        --    20.217    19.048    17.889    16.952    13.656        --        --        --
Wealthmark ML3 No. of Units          --        --    70,676    44,171    16,100    15,682        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    16.283    15.315    14.535    12.500        --        --        --        --
Value at End of Year                 --        --    17.257    16.283    15.315    14.535        --        --        --        --
Wealthmark ML3 No. of Units          --        --   139,646    56,918    20,395    10,952        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE MODERATE
TRUST EFF 12-12-2007)
- CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year               --        --    13.597    13.243    12.500        --        --        --        --        --
Value at End of Year                 --        --    14.553    13.597    13.243        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --   650,881   659,423   199,338        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --    68,738    46,225     1,357        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    13.587    13.240    12.500        --        --        --        --        --
Value at End of Year                 --        --    14.536    13.587    13.240        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --    17,308        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --   177,499   146,982    54,506        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    13.559    13.233    12.500        --        --        --        --        --
Value at End of Year                 --        --    14.484    13.559    13.233        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --   554,725   460,756    93,811        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    13.550    13.230    12.500        --        --        --        --        --
Value at End of Year                 --        --    14.467    13.550    13.230        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --     1,454        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    13.522    13.223    12.500        --        --        --        --        --
Value at End of Year                 --        --    14.416    13.522    13.223        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --    33,017    32,776    16,835        --        --        --        --        --
DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year           13.949    13.670    13.376    13.351    13.038    12.653    12.500        --        --        --
Value at End of Year             11.016    13.949    13.670    13.376    13.351    13.038    12.653        --        --        --
Wealthmark ML3 No. of Units     493,160   746,168 1,163,963 1,339,463 1,340,821   629,858    15,344        --        --        --
NYWealthmark ML3 No. of Units    30,512    39,350    91,565    73,130    71,271    62,200        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.912    13.641    13.354    13.336    13.030    12.652    12.500        --        --        --
Value at End of Year             10.981    13.912    13.641    13.354    13.336    13.030    12.652        --        --        --
Wealthmark ML3 No. of Units     190,987   255,277   303,397   469,960   491,816   501,320    29,070        --        --        --
NYWealthmark ML3 No. of Units   115,494   170,481   245,062   272,901   274,889   139,561        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.803    13.555    13.290    13.291    13.006    12.647    12.500        --        --        --
Value at End of Year             10.879    13.803    13.555    13.290    13.291    13.006    12.647        --        --        --
Wealthmark ML3 No. of Units     287,915   398,896   657,721   704,236   671,242    63,531        81        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.767    13.526    13.268    13.276    12.998    12.646    12.500        --        --        --
Value at End of Year             10.845    13.767    13.526    13.268    13.276    12.998    12.646        --        --        --
Wealthmark ML3 No. of Units     152,699   199,527   204,208   208,866   203,422   150,022     1,643        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.279    13.066    12.836    12.863    12.613    12.500        --        --        --        --
Value at End of Year             10.445    13.279    13.066    12.836    12.863    12.613        --        --        --        --
Wealthmark ML3 No. of Units      54,945    61,535    98,488    94,579    94,161    43,047        --        --        --        --
DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF
5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    21.128    19.664    17.943    14.095    12.500        --        --        --
Value at End of Year                 --        --    23.763    21.128    19.664    17.943    14.095        --        --        --
Wealthmark ML3 No. of Units          --        --   473,098   533,255   542,866   255,072     7,278        --        --        --
NYWealthmark ML3 No. of Units        --        --    53,458    60,398    57,154    28,434        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    21.094    19.642    17.932    14.093    12.500        --        --        --
Value at End of Year                 --        --    23.713    21.094    19.642    17.932    14.093        --        --        --
Wealthmark ML3 No. of Units          --        --   173,039   233,377   234,717   213,631     8,692        --        --        --
NYWealthmark ML3 No. of Units        --        --   185,585   223,402   206,311    95,807        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    20.992    19.576    17.899    14.088    12.500        --        --        --
Value at End of Year                 --        --    23.563    20.992    19.576    17.899    14.088        --        --        --
Wealthmark ML3 No. of Units          --        --   290,857   357,567   345,565   158,768        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    20.958    19.554    17.888    14.087    12.500        --        --        --
Value at End of Year                 --        --    23.514    20.958    19.554    17.888    14.087        --        --        --
Wealthmark ML3 No. of Units          --        --    30,019    34,357    34,313    35,136       422        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    17.903    16.729    15.327    12.500        --        --        --        --
Value at End of Year                 --        --    20.057    17.903    16.729    15.327        --        --        --        --
Wealthmark ML3 No. of Units          --        --    61,196    63,245    63,755    32,030        --        --        --        --
DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY
VIP EFF 9-15-2006)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    20.120    18.346    14.602    12.500        --        --        --
Value at End of Year                 --        --        --    19.701    20.120    18.346    14.602        --        --        --
Wealthmark ML3 No. of Units          --        --        --   127,484   126,618    55,303     6,278        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    12,730    13,197     9,732        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    20.097    18.334    14.600    12.500        --        --        --
Value at End of Year                 --        --        --    19.669    20.097    18.334    14.600        --        --        --
Wealthmark ML3 No. of Units          --        --        --    69,777    80,552    83,453     5,063        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    57,332    49,030    27,421        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    20.030    18.301    14.595    12.500        --        --        --
Value at End of Year                 --        --        --    19.574    20.030    18.301    14.595        --        --        --
Wealthmark ML3 No. of Units          --        --        --    78,245    83,371    50,453        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --    20.008    18.289    14.594    12.500        --        --        --
Value at End of Year                 --        --        --    19.542    20.008    18.289    14.594        --        --        --
Wealthmark ML3 No. of Units          --        --        --    13,346    12,188     7,210       496        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    15.854    14.514    12.500        --        --        --        --
Value at End of Year                 --        --        --    15.462    15.854    14.514        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --     7,574    13,071    12,376        --        --        --        --
DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP
TRUST EFF 5-03-2007)
(NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    22.268    21.055    18.839    14.566    12.500        --        --        --
Value at End of Year                 --        --    25.894    22.268    21.055    18.839    14.566        --        --        --
Wealthmark ML3 No. of Units          --        -- 1,064,597   908,978   908,361   517,412    30,795        --        --        --
NYWealthmark ML3 No. of Units        --        --    82,888    62,910    50,619    31,935        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    22.232    21.032    18.828    14.565    12.500        --        --        --
Value at End of Year                 --        --    25.839    22.232    21.032    18.828    14.565        --        --        --
Wealthmark ML3 No. of Units          --        --   444,834   528,058   517,778   515,075    19,424        --        --        --
NYWealthmark ML3 No. of Units        --        --   274,838   200,184   179,443    97,274        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    22.125    20.962    18.793    14.560    12.500        --        --        --
Value at End of Year                 --        --    25.676    22.125    20.962    18.793    14.560        --        --        --
Wealthmark ML3 No. of Units          --        --   680,120   540,654   555,787   300,122       139        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    22.089    20.938    18.781    14.558    12.500        --        --        --
Value at End of Year                 --        --    25.622    22.089    20.938    18.781    14.558        --        --        --
Wealthmark ML3 No. of Units          --        --   201,578   198,992   199,812   182,964     4,434        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    18.462    17.526    15.745    12.500        --        --        --        --
Value at End of Year                 --        --    21.383    18.462    17.526    15.745        --        --        --        --
Wealthmark ML3 No. of Units          --        --   148,920   120,973   112,444    73,073        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    25.352    23.476    19.015    13.647    12.500        --        --        --
Value at End of Year                 --        --    31.071    25.352    23.476    19.015    13.647        --        --        --
Wealthmark ML3 No. of Units          --        --   353,528   427,757   443,462   250,468    19,492        --        --        --
NYWealthmark ML3 No. of Units        --        --    26,206    30,903    29,719    14,511        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    25.311    23.450    19.003    13.645    12.500        --        --        --
Value at End of Year                 --        --    31.006    25.311    23.450    19.003    13.645        --        --        --
Wealthmark ML3 No. of Units          --        --   169,578   300,996   289,488   255,377    11,420        --        --        --
NYWealthmark ML3 No. of Units        --        --    86,341   113,906   111,741    58,615        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    25.189    23.372    18.968    13.641    12.500        --        --        --
Value at End of Year                 --        --    30.810    25.189    23.372    18.968    13.641        --        --        --
Wealthmark ML3 No. of Units          --        --   238,845   285,639   266,611   137,071        38        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    25.148    23.346    18.956    13.639    12.500        --        --        --
Value at End of Year                 --        --    30.745    25.148    23.346    18.956    13.639        --        --        --
Wealthmark ML3 No. of Units          --        --    49,449    61,426    65,553    64,722     3,025        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    21.846    20.310    16.516    12.500        --        --        --        --
Value at End of Year                 --        --    26.667    21.846    20.310    16.516        --        --        --        --
Wealthmark ML3 No. of Units          --        --    61,803    66,655    61,601    35,776        --        --        --        --
DWS EQUITY 500 INDEX VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year           22.776    22.086    19.490    12.500        --        --        --        --        --        --
Value at End of Year             14.032    22.776    22.086    19.490        --        --        --        --        --        --
Wealthmark ML3 No. of Units     192,690   227,829   346,979   448,901        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    15,658    16,380    28,006    63,809        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           22.717    22.040    19.458    12.500        --        --        --        --        --        --
Value at End of Year             13.989    22.717    22.040    19.458        --        --        --        --        --        --
Wealthmark ML3 No. of Units      98,001   101,776   181,305   211,698        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   124,739   138,269   202,741   232,276        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           22.539    21.900    19.364    12.500        --        --        --        --        --        --
Value at End of Year             13.858    22.539    21.900    19.364        --        --        --        --        --        --
Wealthmark ML3 No. of Units      98,996   111,755   217,280   198,500        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           22.480    21.854    19.333    12.500        --        --        --        --        --        --
Value at End of Year             13.815    22.480    21.854    19.333        --        --        --        --        --        --
Wealthmark ML3 No. of Units      85,473    83,462    88,380   106,118        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           18.996    18.495    16.386    12.500        --        --        --        --        --        --
Value at End of Year             11.657    18.996    18.495    16.386        --        --        --        --        --        --
Wealthmark ML3 No. of Units      46,272    53,083    66,282    76,440        --        --        --        --        --        --
DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    29.479    25.383    20.960    14.323    12.500        --        --        --
Value at End of Year                 --        --    35.342    29.479    25.383    20.960    14.323        --        --        --
Wealthmark ML3 No. of Units          --        --   130,357   141,483   125,402    48,061     1,397        --        --        --
NYWealthmark ML3 No. of Units        --        --     6,166     6,020     6,468     3,304        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    29.431    25.355    20.947    14.321    12.500        --        --        --
Value at End of Year                 --        --    35.268    29.431    25.355    20.947    14.321        --        --        --
Wealthmark ML3 No. of Units          --        --    38,461    58,308    36,969    36,537     3,797        --        --        --
NYWealthmark ML3 No. of Units        --        --     3,223    39,558    24,758    11,343        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    29.289    25.270    20.908    14.316    12.500        --        --        --
Value at End of Year                 --        --    35.045    29.289    25.270    20.908    14.316        --        --        --
Wealthmark ML3 No. of Units          --        --    62,189    70,299    52,156    23,743        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    29.242    25.242    20.895    14.315    12.500        --        --        --
Value at End of Year                 --        --    34.971    29.242    25.242    20.895    14.315        --        --        --
Wealthmark ML3 No. of Units          --        --    34,087    37,857    37,368    34,209        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    23.867    20.633    17.106    12.500        --        --        --        --
Value at End of Year                 --        --    28.500    23.867    20.633    17.106        --        --        --        --
Wealthmark ML3 No. of Units          --        --    20,135    22,214    20,638    15,023        --        --        --        --
DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    23.409    19.427    17.275    13.618    12.500        --        --        --
Value at End of Year                 --        --    29.855    23.409    19.427    17.275    13.618        --        --        --
Wealthmark ML3 No. of Units          --        --    82,513    93,386    82,174    52,696       690        --        --        --
NYWealthmark ML3 No. of Units        --        --    12,756    20,000    20,663    12,509        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    23.371    19.405    17.264    13.616    12.500        --        --        --
Value at End of Year                 --        --    29.792    23.371    19.405    17.264    13.616        --        --        --
Wealthmark ML3 No. of Units          --        --    40,299    49,463    39,657    39,728     1,208        --        --        --
NYWealthmark ML3 No. of Units        --        --    24,460    49,087    21,540    15,610        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    23.258    19.340    17.233    13.612    12.500        --        --        --
Value at End of Year                 --        --    29.604    23.258    19.340    17.233    13.612        --        --        --
Wealthmark ML3 No. of Units          --        --    52,772    53,259    42,511    21,767        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    23.221    19.319    17.222    13.610    12.500        --        --        --
Value at End of Year                 --        --    29.541    23.221    19.319    17.222    13.610        --        --        --
Wealthmark ML3 No. of Units          --        --     6,338     6,928     8,144     7,338        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    21.325    17.768    15.863    12.500        --        --        --        --
Value at End of Year                 --        --    27.088    21.325    17.768    15.863        --        --        --        --
Wealthmark ML3 No. of Units          --        --     8,458     8,466     6,033     4,222        --        --        --        --
DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO)
(SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    12.913    12.840    12.630    12.609    12.500        --        --        --
Value at End of Year                 --        --    13.178    12.913    12.840    12.630    12.609        --        --        --
Wealthmark ML3 No. of Units          --        --   389,787 1,194,306 1,236,916   613,208    54,665        --        --        --
NYWealthmark ML3 No. of Units        --        --    19,928    38,215    34,689    21,177        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    12.892    12.826    12.622    12.608    12.500        --        --        --
Value at End of Year                 --        --    13.150    12.892    12.826    12.622    12.608        --        --        --
Wealthmark ML3 No. of Units          --        --   182,516   285,666   313,687   426,963    46,033        --        --        --
NYWealthmark ML3 No. of Units        --        --    77,756    96,255    99,313    77,214        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    12.830    12.783    12.599    12.604    12.500        --        --        --
Value at End of Year                 --        --    13.067    12.830    12.783    12.599    12.604        --        --        --
Wealthmark ML3 No. of Units          --        --   146,221   191,099   223,548   161,818     8,466        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    12.809    12.768    12.591    12.602    12.500        --        --        --
Value at End of Year                 --        --    13.039    12.809    12.768    12.591    12.602        --        --        --
Wealthmark ML3 No. of Units          --        --    51,898    65,757    70,453    81,841     6,170        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    12.620    12.598    12.442    12.500        --        --        --        --
Value at End of Year                 --        --    12.827    12.620    12.598    12.442        --        --        --        --
Wealthmark ML3 No. of Units          --        --    44,605    48,609    42,959    63,586        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    19.106    18.370    17.012    13.667    12.500        --        --        --
Value at End of Year                 --        --    21.290    19.106    18.370    17.012    13.667        --        --        --
Wealthmark ML3 No. of Units          --        --   254,047   288,561   215,234    89,983     4,539        --        --        --
NYWealthmark ML3 No. of Units        --        --    20,617    22,319    33,157     9,182        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    19.075    18.349    17.002    13.665    12.500        --        --        --
Value at End of Year                 --        --    21.245    19.075    18.349    17.002    13.665        --        --        --
Wealthmark ML3 No. of Units          --        --   123,205   157,919    81,146    73,891     6,457        --        --        --
NYWealthmark ML3 No. of Units        --        --    90,119    91,715    73,935    27,906        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    18.983    18.288    16.970    13.661    12.500        --        --        --
Value at End of Year                 --        --    21.111    18.983    18.288    16.970    13.661        --        --        --
Wealthmark ML3 No. of Units          --        --   164,942   171,714   119,873    38,618       145        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    18.952    18.267    16.960    13.659    12.500        --        --        --
Value at End of Year                 --        --    21.066    18.952    18.267    16.960    13.659        --        --        --
Wealthmark ML3 No. of Units          --        --    56,234    64,740    12,479    12,381        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    16.346    15.779    14.671    12.500        --        --        --        --
Value at End of Year                 --        --    18.142    16.346    15.779    14.671        --        --        --        --
Wealthmark ML3 No. of Units          --        --    42,071    41,765    34,892    28,496        --        --        --        --
DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF 12-12-07)
- CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year               --        --    14.290    13.702    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.837    14.290    13.702        --        --        --        --        --
Wealthmark ML3 No. of Units          --        -- 2,770,704 2,995,589   549,614        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --   248,357   211,262    41,752        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    14.280    13.700    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.818    14.280    13.700        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --    15,254    30,881    13,412        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --   607,275   634,841   196,782        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    14.251    13.692    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.762    14.251    13.692        --        --        --        --        --
Wealthmark ML3 No. of Units          --        -- 2,386,881 2,878,052   851,901        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    14.241    13.690    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.743    14.241    13.690        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --     5,468     7,367        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    14.212    13.682    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.687    14.212    13.682        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --    95,492    95,771    29,365        --        --        --        --        --
DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    19.479    18.325    17.067    13.025    12.500        --        --        --
Value at End of Year                 --        --    20.267    19.479    18.325    17.067    13.025        --        --        --
Wealthmark ML3 No. of Units          --        --    95,647   119,727   132,572    72,017     5,869        --        --        --
NYWealthmark ML3 No. of Units        --        --    14,895    17,983    17,733    11,693        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    19.448    18.305    17.056    13.023    12.500        --        --        --
Value at End of Year                 --        --    20.224    19.448    18.305    17.056    13.023        --        --        --
Wealthmark ML3 No. of Units          --        --    41,673    77,854    84,919    78,571     4,413        --        --        --
NYWealthmark ML3 No. of Units        --        --    69,791    80,140    70,620    45,296        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    19.354    18.243    17.025    13.019    12.500        --        --        --
Value at End of Year                 --        --    20.096    19.354    18.243    17.025    13.019        --        --        --
Wealthmark ML3 No. of Units          --        --    83,088    90,519   104,436    51,011        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    19.322    18.223    17.014    13.017    12.500        --        --        --
Value at End of Year                 --        --    20.054    19.322    18.223    17.014    13.017        --        --        --
Wealthmark ML3 No. of Units          --        --    12,321    20,471    22,627    13,878       559        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    16.815    15.882    14.851    12.500        --        --        --        --
Value at End of Year                 --        --    17.426    16.815    15.882    14.851        --        --        --        --
Wealthmark ML3 No. of Units          --        --    13,139    15,398    21,072    20,249        --        --        --        --
DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    18.184    17.875    16.215    13.279    12.500        --        --        --
Value at End of Year                 --        --    19.696    18.184    17.875    16.215    13.279        --        --        --
Wealthmark ML3 No. of Units          --        --   404,615   532,529   618,499   509,453    14,158        --        --        --
NYWealthmark ML3 No. of Units        --        --    19,310     2,384    31,347    16,706        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    18.154    17.855    16.205    13.277    12.500        --        --        --
Value at End of Year                 --        --    19.654    18.154    17.855    16.205    13.277        --        --        --
Wealthmark ML3 No. of Units          --        --   157,439   227,019   293,153   305,817    27,805        --        --        --
NYWealthmark ML3 No. of Units        --        --    93,474   110,349   139,187    82,546        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    18.067    17.796    16.175    13.272    12.500        --        --        --
Value at End of Year                 --        --    19.530    18.067    17.796    16.175    13.272        --        --        --
Wealthmark ML3 No. of Units          --        --   231,967   266,362   154,093   198,132        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    18.037    17.776    16.165    13.271    12.500        --        --        --
Value at End of Year                 --        --    19.489    18.037    17.776    16.165    13.271        --        --        --
Wealthmark ML3 No. of Units          --        --    58,770    63,910    66,331    55,532       832        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    15.344    15.144    13.792    12.500        --        --        --        --
Value at End of Year                 --        --    16.554    15.344    15.144    13.792        --        --        --        --
Wealthmark ML3 No. of Units          --        --    62,848    64,500    84,668    62,990        --        --        --        --
DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION VIP
EFF 9-15-2006)
- CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    13.032    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    13.272    13.032        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --   106,688    28,399        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    26,228        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    13.029    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    13.262    13.029        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    18,029        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    26,391        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    13.022    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    13.235    13.022        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --   104,639     6,918        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --        --    12.500        --        --        --        --        --
Value at End of Year                 --        --        --        --    13.019        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    13.012    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    13.199    13.012        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --     2,942        --        --        --        --        --        --
DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL
EQUITY INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    22.410    19.985    17.242    13.544    12.500        --        --        --
Value at End of Year                 --        --    27.568    22.410    19.985    17.242    13.544        --        --        --
Wealthmark ML3 No. of Units          --        --   268,086   308,800   311,334   140,781     5,208        --        --        --
NYWealthmark ML3 No. of Units        --        --    21,432    42,169    23,410    10,380        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    22.374    19.962    17.232    13.542    12.500        --        --        --
Value at End of Year                 --        --    27.510    22.374    19.962    17.232    13.542        --        --        --
Wealthmark ML3 No. of Units          --        --   101,153   150,540   145,660   133,915     1,326        --        --        --
NYWealthmark ML3 No. of Units        --        --    83,782    79,326    75,544    27,246        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    22.266    19.896    17.200    13.538    12.500        --        --        --
Value at End of Year                 --        --    27.336    22.266    19.896    17.200    13.538        --        --        --
Wealthmark ML3 No. of Units          --        --   144,125   172,552   170,627    49,615        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    22.230    19.873    17.189    13.536    12.500        --        --        --
Value at End of Year                 --        --    27.278    22.230    19.873    17.189    13.536        --        --        --
Wealthmark ML3 No. of Units          --        --    87,097    97,955    99,809    73,354       689        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    20.719    18.550    16.069    12.500        --        --        --        --
Value at End of Year                 --        --    25.386    20.719    18.550    16.069        --        --        --        --
Wealthmark ML3 No. of Units          --        --    40,338    50,334    36,089    18,838        --        --        --        --
DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    21.767    19.123    16.725    13.334    12.500        --        --        --
Value at End of Year                 --        --    26.859    21.767    19.123    16.725    13.334        --        --        --
Wealthmark ML3 No. of Units          --        --   277,435   311,749   323,239   100,782     7,802        --        --        --
NYWealthmark ML3 No. of Units        --        --    34,819    32,982    32,228    15,133        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    21.732    19.102    16.715    13.333    12.500        --        --        --
Value at End of Year                 --        --    26.802    21.732    19.102    16.715    13.333        --        --        --
Wealthmark ML3 No. of Units          --        --    69,894   101,903   101,286    93,700     9,752        --        --        --
NYWealthmark ML3 No. of Units        --        --    74,458    80,482   104,641    47,796        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    21.627    19.038    16.684    13.328    12.500        --        --        --
Value at End of Year                 --        --    26.633    21.627    19.038    16.684    13.328        --        --        --
Wealthmark ML3 No. of Units          --        --   273,486   291,380   269,088    94,320        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    21.592    19.016    16.674    13.326    12.500        --        --        --
Value at End of Year                 --        --    26.577    21.592    19.016    16.674    13.326        --        --        --
Wealthmark ML3 No. of Units          --        --    19,801    23,003    26,146    24,853     1,097        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    20.278    17.886    15.707    12.500        --        --        --        --
Value at End of Year                 --        --    24.923    20.278    17.886    15.707        --        --        --        --
Wealthmark ML3 No. of Units          --        --    36,982    38,567    44,534    14,945        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF
5-03-2007)
(NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    19.892    18.102    16.568    13.532    12.500        --        --        --
Value at End of Year                 --        --    21.130    19.892    18.102    16.568    13.532        --        --        --
Wealthmark ML3 No. of Units          --        --   271,077   304,158   261,735   136,923     4,260        --        --        --
NYWealthmark ML3 No. of Units        --        --    22,855    32,158    26,345    10,721        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    19.860    18.082    16.557    13.531    12.500        --        --        --
Value at End of Year                 --        --    21.085    19.860    18.082    16.557    13.531        --        --        --
Wealthmark ML3 No. of Units          --        --    98,219   126,807   127,576   127,278     6,019        --        --        --
NYWealthmark ML3 No. of Units        --        --    38,454    51,449    45,832    31,296        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    19.764    18.022    16.527    13.526    12.500        --        --        --
Value at End of Year                 --        --    20.952    19.764    18.022    16.527    13.526        --        --        --
Wealthmark ML3 No. of Units          --        --   194,454   219,832   175,889    74,617        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    19.732    18.001    16.517    13.525    12.500        --        --        --
Value at End of Year                 --        --    20.908    19.732    18.001    16.517    13.525        --        --        --
Wealthmark ML3 No. of Units          --        --    21,950    29,470    29,122    29,948     1,127        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    17.177    15.694    14.421    12.500        --        --        --        --
Value at End of Year                 --        --    18.173    17.177    15.694    14.421        --        --        --        --
Wealthmark ML3 No. of Units          --        --    19,874    23,123    24,256    18,510        --        --        --        --
DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO)
(MERGED INTO DWS CAPITAL GROWTH ALLOCATION VIP EFF 12-08-2006)(NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited
9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    18.981    17.198    13.850    12.500        --        --        --
Value at End of Year                 --        --        --    20.002    18.981    17.198    13.850        --        --        --
Wealthmark ML3 No. of Units          --        --        --    87,125    58,106    44,937     2,554        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    40,674     4,273     2,064        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    18.960    17.187    13.848    12.500        --        --        --
Value at End of Year                 --        --        --    19.970    18.960    17.187    13.848        --        --        --
Wealthmark ML3 No. of Units          --        --        --    35,559    32,694    36,748     1,485        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    14,764    13,106    10,161        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    18.897    16.527    13.526    12.500        --        --        --
Value at End of Year                 --        --        --    19.873    18.897    16.527    13.526        --        --        --
Wealthmark ML3 No. of Units          --        --        --    48,547    61,632    41,597        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --    18.876    17.145    13.842    12.500        --        --        --
Value at End of Year                 --        --        --    19.841    18.876    17.145    13.842        --        --        --
Wealthmark ML3 No. of Units          --        --        --    17,907    19,718    19,367     2,812        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    15.999    14.554    12.500        --        --        --        --
Value at End of Year                 --        --        --    16.792    15.999    14.554        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    37,551    14,969    11,907        --        --        --        --
DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF 5-03-2007)
(NOW OPTIMIZED VALUE TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    19.614    19.630    18.201    13.998    12.500        --        --        --
Value at End of Year                 --        --    22.180    19.614    19.630    18.201    13.998        --        --        --
Wealthmark ML3 No. of Units          --        --   365,253   421,484   421,394   133,082    13,000        --        --        --
NYWealthmark ML3 No. of Units        --        --    17,200    22,948    49,465    11,078        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    19.582    19.608    18.190    13.996    12.500        --        --        --
Value at End of Year                 --        --    22.133    19.582    19.608    18.190    13.996        --        --        --
Wealthmark ML3 No. of Units          --        --    71,140   141,183   143,416   128,649     9,721        --        --        --
NYWealthmark ML3 No. of Units        --        --    79,738    92,804    88,127    54,536        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    18.765    19.542    18.156    13.991    12.500        --        --        --
Value at End of Year                 --        --    21.178    18.765    19.542    18.156    13.991        --        --        --
Wealthmark ML3 No. of Units          --        --   193,453   234,362   239,378   120,189        36        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    19.456    19.520    18.145    13.990    12.500        --        --        --
Value at End of Year                 --        --    21.947    19.456    19.520    18.145    13.990        --        --        --
Wealthmark ML3 No. of Units          --        --    12,449    15,089    14,737    14,419     2,476        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    16.552    16.631    15.483    12.500        --        --        --        --
Value at End of Year                 --        --    18.643    16.552    16.631    15.483        --        --        --        --
Wealthmark ML3 No. of Units          --        --    19,849    26,932    35,382    12,016        --        --        --        --
DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH)
(MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    19.696    19.155    14.397    12.500        --        --        --
Value at End of Year                 --        --        --    23.386    20.997    19.155    14.397        --        --        --
Wealthmark ML3 No. of Units          --        --        --    49,319    44,644    31,995     1,443        --        --        --
NYWealthmark ML3 No. of Units        --        --        --     3,302    28,017     1,737        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    19.674    19.143    14.395    12.500        --        --        --
Value at End of Year                 --        --        --    23.349    20.974    19.143    14.395        --        --        --
Wealthmark ML3 No. of Units          --        --        --    23,160    25,322    22,378        69        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    20,162    13,327     7,317        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    19.608    19.108    14.390    12.500        --        --        --
Value at End of Year                 --        --        --    23.236    20.904    19.108    14.390        --        --        --
Wealthmark ML3 No. of Units          --        --        --    31,057    31,258    28,153        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --    19.586    19.096    14.389    12.500        --        --        --
Value at End of Year                 --        --        --    23.198    20.881    19.096    14.389        --        --        --
Wealthmark ML3 No. of Units          --        --        --    17,674    17,743    17,203       279        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    15.354    15.459    12.500        --        --        --        --
Value at End of Year                 --        --        --    18.723    16.878    15.459        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    10,071    13,523     5,133        --        --        --        --
DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
12-08-2006)
- CLASS B SHARES (units first credited 11-15-2004)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    12.961    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    14.378    12.961        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --     9,420       387        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    12.960    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    14.370    12.960        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    26,716    17,695        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --        --     5,827       238        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    12.957    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    14.346    12.957        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    17,975    15,190        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --    12.956    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    14.338    12.956        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --     1,999       646        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    12.954    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    14.313    12.954        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --     1,813       600        --        --        --        --        --
DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
9-15-2006)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    20.793    18.007    14.489    12.500        --        --        --
Value at End of Year                 --        --        --    19.415    20.793    18.007    14.489        --        --        --
Wealthmark ML3 No. of Units          --        --        --   293,618   295,670    90,342     2,581        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    39,679    50,229    17,343        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    20.770    17.996    14.487    12.500        --        --        --
Value at End of Year                 --        --        --    19.383    20.770    17.996    14.487        --        --        --
Wealthmark ML3 No. of Units          --        --        --    60,509    69,576    69,327     4,525        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    85,963    92,730    43,294        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    20.700    17.963    14.482    12.500        --        --        --
Value at End of Year                 --        --        --    19.290    20.700    17.963    14.482        --        --        --
Wealthmark ML3 No. of Units          --        --        --   211,714   204,668    50,734        99        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --    20.677    17.952    14.480    12.500        --        --        --
Value at End of Year                 --        --        --    19.258    20.677    17.952    14.480        --        --        --
Wealthmark ML3 No. of Units          --        --        --    26,709    23,379    23,402       498        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    17.176    14.934    12.500        --        --        --        --
Value at End of Year                 --        --        --    15.973    17.176    14.934        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    37,364    37,108    22,316        --        --        --        --
DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007) (NOW MID CAP INDEX TRUST)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    22.214    19.696    19.327    14.726    12.500        --        --        --
Value at End of Year                 --        --    24.155    22.214    19.696    19.327    14.726        --        --        --
Wealthmark ML3 No. of Units          --        --    21,045    21,928    25,730    17,135     1,341        --        --        --
NYWealthmark ML3 No. of Units        --        --     3,787     4,458     5,241     3,279        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    22.178    19.674    19.315    14.724    12.500        --        --        --
Value at End of Year                 --        --    24.104    22.178    19.674    19.315    14.724        --        --        --
Wealthmark ML3 No. of Units          --        --     8,016     9,929     8,397     7,996       470        --        --        --
NYWealthmark ML3 No. of Units        --        --    47,127    37,318    42,559    28,846        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    22.070    19.608    19.280    14.719    12.500        --        --        --
Value at End of Year                 --        --    23.952    22.070    19.608    19.280    14.719        --        --        --
Wealthmark ML3 No. of Units          --        --    38,467    37,410    54,904    23,794        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    22.035    19.586    19.268    14.717    12.500        --        --        --
Value at End of Year                 --        --    23.901    22.035    19.586    19.268    14.717        --        --        --
Wealthmark ML3 No. of Units          --        --     1,091     2,821     2,640     2,489        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    17.248    15.354    15.127    12.500        --        --        --        --
Value at End of Year                 --        --    18.681    17.248    15.354    15.127        --        --        --        --
Wealthmark ML3 No. of Units          --        --     5,164     9,539     7,051     5,582        --        --        --        --
DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED TRUST
EFF 12-12-2007)
- CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year               --        --    13.916    13.466    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.186    13.916    13.466        --        --        --        --        --
Wealthmark ML3 No. of Units          --        -- 2,652,491 2,911,360   576,951        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --   323,798   320,545   198,969        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    13.907    13.464    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.168    13.907    13.464        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --    34,565    34,656        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --   278,551   288,834   102,256        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    13.878    13.456    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.114    13.878    13.456        --        --        --        --        --
Wealthmark ML3 No. of Units          --        -- 1,937,782 2,125,079   455,015        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    13.840    13.446    12.500        --        --        --        --        --
Value at End of Year                 --        --    15.043    13.840    13.446        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --    81,139    78,561     2,363        --        --        --        --        --
DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    12.287    12.195    12.334    12.486    12.500        --        --        --
Value at End of Year                 --        --    12.600    12.287    12.195    12.334    12.486        --        --        --
Wealthmark ML3 No. of Units          --        -- 1,043,873 1,049,894 1,132,609 2,332,293    43,685        --        --        --
NYWealthmark ML3 No. of Units        --        --    24,249    29,771    64,828   109,602        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    12.268    12.182    12.326    12.485    12.500        --        --        --
Value at End of Year                 --        --    12.574    12.268    12.182    12.326    12.485        --        --        --
Wealthmark ML3 No. of Units          --        --   138,051   406,191   216,090   243,809    49,847        --        --        --
NYWealthmark ML3 No. of Units        --        --    81,387    89,416    86,313   118,764        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    12.208    12.141    12.303    12.481    12.500        --        --        --
Value at End of Year                 --        --    12.494    12.208    12.141    12.303    12.481        --        --        --
Wealthmark ML3 No. of Units          --        --   486,182   591,828   139,381   170,743     4,801        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    12.189    12.127    12.296    12.479    12.500        --        --        --
Value at End of Year                 --        --    12.468    12.189    12.127    12.296    12.479        --        --        --
Wealthmark ML3 No. of Units          --        --     2,773     9,488    20,764    53,528    16,147        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    12.207    12.164    12.352    12.500        --        --        --        --
Value at End of Year                 --        --    12.468    12.207    12.164    12.352        --        --        --        --
Wealthmark ML3 No. of Units          --        --    46,933    47,320    81,221    35,150        --        --        --        --
DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    22.314    22.489    15.331    12.500        --        --        --
Value at End of Year                 --        --        --    20.963    22.314    22.489    15.331        --        --        --
Wealthmark ML3 No. of Units          --        --        --   143,559   158,792    65,627     3,032        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    15,667    16,222     5,014        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    22.289    22.475    15.329    12.500        --        --        --
Value at End of Year                 --        --        --    20.929    22.289    22.475    15.329        --        --        --
Wealthmark ML3 No. of Units          --        --        --    45,333    54,582    51,727     6,840        --        --        --
NYWealthmark ML3 No. of Units        --        --        --    29,398    30,747    22,739        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    22.215    22.434    15.324    12.500        --        --        --
Value at End of Year                 --        --        --    20.828    22.215    22.434    15.324        --        --        --
Wealthmark ML3 No. of Units          --        --        --   113,489   111,979    47,151        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --    22.190    22.420    15.322    12.500        --        --        --
Value at End of Year                 --        --        --    20.794    22.190    22.420    15.322        --        --        --
Wealthmark ML3 No. of Units          --        --        --     6,134     5,448     4,374       234        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    15.531    15.715    12.500        --        --        --        --
Value at End of Year                 --        --        --    14.532    15.531    15.715        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    48,302    49,426    22,921        --        --        --        --
DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
SECURITIES TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year               --        --    19.788    19.626    15.263    12.500        --        --        --        --
Value at End of Year                 --        --    28.987    19.788    19.626    15.263        --        --        --        --
Wealthmark ML3 No. of Units          --        --   174,333   222,361   238,838    76,829        --        --        --        --
NYWealthmark ML3 No. of Units        --        --    23,724    27,436    27,887    15,637        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    19.762    19.609    15.258    12.500        --        --        --        --
Value at End of Year                 --        --    28.934    19.762    19.609    15.258        --        --        --        --
Wealthmark ML3 No. of Units          --        --    35,536    35,072    36,798    18,615        --        --        --        --
NYWealthmark ML3 No. of Units        --        --    84,213   105,394   106,198    66,435        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    19.684    19.561    15.243    12.500        --        --        --        --
Value at End of Year                 --        --    28.776    19.684    19.561    15.243        --        --        --        --
Wealthmark ML3 No. of Units          --        --   121,811   173,275   198,076    85,492        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    19.657    19.544    15.238    12.500        --        --        --        --
Value at End of Year                 --        --    28.724    19.657    19.544    15.238        --        --        --        --
Wealthmark ML3 No. of Units          --        --     1,059     3,019     5,724     3,435        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    19.579    19.496    15.223    12.500        --        --        --        --
Value at End of Year                 --        --    28.567    19.579    19.496    15.223        --        --        --        --
Wealthmark ML3 No. of Units          --        --    15,287    23,558    26,259    14,008        --        --        --        --
DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    21.189    20.182    18.562    14.241    12.500        --        --        --
Value at End of Year                 --        --    21.844    21.189    20.182    18.562    14.241        --        --        --
Wealthmark ML3 No. of Units          --        --   191,008   208,844   181,262   105,727     9,273        --        --        --
NYWealthmark ML3 No. of Units        --        --    24,824    27,804    16,148     6,913        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    21.155    20.159    18.551    14.239    12.500        --        --        --
Value at End of Year                 --        --    21.798    21.155    20.159    18.551    14.239        --        --        --
Wealthmark ML3 No. of Units          --        --    81,110   132,545    98,547    90,719     3,409        --        --        --
NYWealthmark ML3 No. of Units        --        --    71,584    85,447    79,981    52,981        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    21.053    20.092    18.516    14.234    12.500        --        --        --
Value at End of Year                 --        --    21.661    21.053    20.092    18.516    14.234        --        --        --
Wealthmark ML3 No. of Units          --        --   188,165   214,176   171,348    94,423        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    21.019    20.070    18.505    14.232    12.500        --        --        --
Value at End of Year                 --        --    21.615    21.019    20.070    18.505    14.232        --        --        --
Wealthmark ML3 No. of Units          --        --    46,028    58,145    42,029    35,094       324        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    16.936    16.196    14.956    12.500        --        --        --        --
Value at End of Year                 --        --    17.391    16.936    16.196    14.956        --        --        --        --
Wealthmark ML3 No. of Units          --        --    59,088    63,336    40,185    23,460        --        --        --        --
DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year               --        --    13.559    13.524    12.699    12.500        --        --        --        --
Value at End of Year                 --        --    14.505    13.559    13.524    12.699        --        --        --        --
Wealthmark ML3 No. of Units          --        --   187,999   230,886   221,347    84,933        --        --        --        --
NYWealthmark ML3 No. of Units        --        --    14,887    15,293    14,274     8,296        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    13.541    13.513    12.695    12.500        --        --        --        --
Value at End of Year                 --        --    14.478    13.541    13.513    12.695        --        --        --        --
Wealthmark ML3 No. of Units          --        --     8,807    62,126    50,428    52,122        --        --        --        --
NYWealthmark ML3 No. of Units        --        --   100,278    90,030    68,271    45,712        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    13.487    13.479    12.683    12.500        --        --        --        --
Value at End of Year                 --        --    14.399    13.487    13.479    12.683        --        --        --        --
Wealthmark ML3 No. of Units          --        --   186,857   203,771   223,348   125,317        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    13.469    13.468    12.678    12.500        --        --        --        --
Value at End of Year                 --        --    14.373    13.469    13.468    12.678        --        --        --        --
Wealthmark ML3 No. of Units          --        --       325       326       268        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    13.416    13.434    12.666    12.500        --        --        --        --
Value at End of Year                 --        --    14.294    13.416    13.434    12.666        --        --        --        --
Wealthmark ML3 No. of Units          --        --    40,559    44,932    32,323    18,105        --        --        --        --
DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    22.912    22.555    22.598    15.715    12.500        --        --        --
Value at End of Year                 --        --    22.636    22.912    22.555    22.598    15.715        --        --        --
Wealthmark ML3 No. of Units          --        --    65,311    89,212    91,554    58,970     6,079        --        --        --
NYWealthmark ML3 No. of Units        --        --    12,234    14,838    15,882    11,460        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    22.875    22.530    22.584    15.714    12.500        --        --        --
Value at End of Year                 --        --    22.588    22.875    22.530    22.584    15.714        --        --        --
Wealthmark ML3 No. of Units          --        --    24,212    42,175    48,245    45,733     3,145        --        --        --
NYWealthmark ML3 No. of Units        --        --    39,020    42,274    36,402    20,389        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    22.764    22.455    22.542    15.708    12.500        --        --        --
Value at End of Year                 --        --    22.445    22.764    22.455    22.542    15.708        --        --        --
Wealthmark ML3 No. of Units          --        --    57,241    61,511    69,335    49,389        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    22.728    22.429    22.528    15.371    12.500        --        --        --
Value at End of Year                 --        --    22.398    22.728    22.429    22.528    15.371        --        --        --
Wealthmark ML3 No. of Units          --        --     7,177    19,213    18,732    16,838        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    16.149    15.961    16.055    12.500        --        --        --        --
Value at End of Year                 --        --    15.890    16.149    15.961    16.055        --        --        --        --
Wealthmark ML3 No. of Units          --        --    22,298    24,594    23,030    21,323        --        --        --        --
DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT EQUITY
VIP EFF 12-08-2006)
- CLASS B SHARES (units first credited 11-15-2004)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --    13.173    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    14.025    13.173        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    19,311        76        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --        --     4,464     4,097        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    13.172    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    14.017    13.172        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --     9,082        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --        --        --     4,030        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --    13.169    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    13.994    13.169        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --    13,033     1,176        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --        --    12.500        --        --        --        --        --
Value at End of Year                 --        --        --        --    13.169        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --    13.166    12.500        --        --        --        --        --
Value at End of Year                 --        --        --    13.962    13.166        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --       183        --        --        --        --        --        --
DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --    24.237    22.148    20.353    13.973    12.500        --        --        --
Value at End of Year                 --        --    25.323    24.237    22.148    20.353    13.973        --        --        --
Wealthmark ML3 No. of Units          --        --   140,351   151,119   143,500    93,534     5,464        --        --        --
NYWealthmark ML3 No. of Units        --        --    24,146    36,903     8,608     2,379        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --    24.198    22.123    20.341    13.972    12.500        --        --        --
Value at End of Year                 --        --    25.269    24.198    22.123    20.341    13.972        --        --        --
Wealthmark ML3 No. of Units          --        --    51,359    97,575   102,242    94,514     4,426        --        --        --
NYWealthmark ML3 No. of Units        --        --    51,741    53,787    55,856    30,330        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --    24.081    22.049    20.303    13.967    12.500        --        --        --
Value at End of Year                 --        --    25.109    24.081    22.049    20.303    13.967        --        --        --
Wealthmark ML3 No. of Units          --        --    83,014   103,695   103,741    52,488        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --    24.042    22.025    20.291    13.965    12.500        --        --        --
Value at End of Year                 --        --    25.056    24.042    22.025    20.291    13.965        --        --        --
Wealthmark ML3 No. of Units          --        --     9,274    11,734    11,657    11,154       471        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --    19.368    17.769    16.395    12.500        --        --        --        --
Value at End of Year                 --        --    20.154    19.368    17.769    16.395        --        --        --        --
Wealthmark ML3 No. of Units          --        --    36,069    39,126    18,521    17,516        --        --        --        --
EQUITY-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           17.998    19.059        --        --        --        --        --        --        --        --
Value at End of Year             11.302    17.998        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       9,862     3,638        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --     4,933        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.461    18.495        --        --        --        --        --        --        --        --
Value at End of Year             10.958    17.461        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      16,603     6,299        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     3,634     2,266        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           17.314    18.358        --        --        --        --        --        --        --        --
Value at End of Year             10.850    17.314        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,443     1,819        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    18.312        --        --        --        --        --        --        --        --
Value at End of Year                 --    17.265        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           20.097    21.337        --        --        --        --        --        --        --        --
Value at End of Year             12.569    20.097        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         300        80        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
FINANCIAL SERVICES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           17.527    19.420        --        --        --        --        --        --        --        --
Value at End of Year              9.524    17.527        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,962        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       431        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.287    19.160        --        --        --        --        --        --        --        --
Value at End of Year              9.389    17.287        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,041     4,097        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       695        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           17.141    19.018        --        --        --        --        --        --        --        --
Value at End of Year              9.295    17.141        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          79        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    18.970        --        --        --        --        --        --        --        --
Value at End of Year                 --    17.093        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    22.065        --        --        --        --        --        --        --        --
Value at End of Year                 --    19.862        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           16.727    17.573        --        --        --        --        --        --        --        --
Value at End of Year             10.603    16.727        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      80,965   122,618        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           16.721    17.573        --        --        --        --        --        --        --        --
Value at End of Year             10.594    16.721        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      82,284   118,837        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    20,532    32,142        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           11.957    12.579        --        --        --        --        --        --        --        --
Value at End of Year              7.564    11.957        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      24,656    45,349        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           16.699    17.573        --        --        --        --        --        --        --        --
Value at End of Year             10.559    16.699        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,166        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           11.941    12.579        --        --        --        --        --        --        --        --
Value at End of Year              7.539    11.941        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,989     4,504        --        --        --        --        --        --        --        --
FUNDAMENTAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           18.237    18.708        --        --        --        --        --        --        --        --
Value at End of Year             10.859    18.237        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     318,705   410,378        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    48,771    50,479        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           18.049    18.521        --        --        --        --        --        --        --        --
Value at End of Year             10.742    18.049        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     109,058   155,664        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   148,486   170,139        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           17.897    18.383        --        --        --        --        --        --        --        --
Value at End of Year             10.635    17.897        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     184,927   234,602        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           17.847    18.337        --        --        --        --        --        --        --        --
Value at End of Year             10.600    17.847        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      24,722    34,609        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           20.363    20.944        --        --        --        --        --        --        --        --
Value at End of Year             12.077    20.363        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      28,022    38,703        --        --        --        --        --        --        --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.790    15.976        --        --        --        --        --        --        --        --
Value at End of Year             10.189    15.790        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --       352        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           16.679    16.881        --        --        --        --        --        --        --        --
Value at End of Year             10.757    16.679        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,947        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    16,604    28,683        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           16.539    16.756        --        --        --        --        --        --        --        --
Value at End of Year             10.651    16.539        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,508        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           16.492    16.714        --        --        --        --        --        --        --        --
Value at End of Year             10.615    16.492        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           19.346    19.626        --        --        --        --        --        --        --        --
Value at End of Year             12.434    19.346        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --     1,116        --        --        --        --        --        --        --        --
GLOBAL BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           18.711    17.393        --        --        --        --        --        --        --        --
Value at End of Year             17.546    18.711        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      14,312     2,919        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,008        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.850    16.599        --        --        --        --        --        --        --        --
Value at End of Year             16.731    17.850        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,005       354        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     2,050        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           17.700    16.475        --        --        --        --        --        --        --        --
Value at End of Year             16.565    17.700        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       9,704     8,666        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           17.650    16.434        --        --        --        --        --        --        --        --
Value at End of Year             16.510    17.650        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,167        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           14.585    13.594        --        --        --        --        --        --        --        --
Value at End of Year             13.622    14.585        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      10,325     7,420        --        --        --        --        --        --        --        --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           18.321    19.276        --        --        --        --        --        --        --        --
Value at End of Year             10.876    18.321        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     148,053   226,290        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    26,889    28,088        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           18.529    19.502        --        --        --        --        --        --        --        --
Value at End of Year             10.995    18.529        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      66,157    83,859        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    49,419    63,007        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           18.373    19.357        --        --        --        --        --        --        --        --
Value at End of Year             10.886    18.373        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     125,144   158,067        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           18.322    19.309        --        --        --        --        --        --        --        --
Value at End of Year             10.849    18.322        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,907    72,722        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           21.324    22.496        --        --        --        --        --        --        --        --
Value at End of Year             12.609    21.324        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      17,512    20,737        --        --        --        --        --        --        --        --
HEALTH SCIENCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           19.606    18.502        --        --        --        --        --        --        --        --
Value at End of Year             13.487    19.606        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,991     1,177        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           21.774    20.555        --        --        --        --        --        --        --        --
Value at End of Year             14.972    21.774        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,279     3,012        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     7,516     4,818        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           21.591    20.402        --        --        --        --        --        --        --        --
Value at End of Year             14.823    21.591        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,514     2,770        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    20.351        --        --        --        --        --        --        --        --
Value at End of Year                 --    21.530        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    21.472        --        --        --        --        --        --        --        --
Value at End of Year                 --    22.694        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
HIGH INCOME TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year               --    11.986        --        --        --        --        --        --        --        --
Value at End of Year                 --    11.517        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           11.513    11.983        --        --        --        --        --        --        --        --
Value at End of Year              6.385    11.513        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       478        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           11.501    11.973        --        --        --        --        --        --        --        --
Value at End of Year              6.369    11.501        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       9,091        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    11.970        --        --        --        --        --        --        --        --
Value at End of Year                 --    11.498        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    11.960        --        --        --        --        --        --        --        --
Value at End of Year                 --    11.486        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
HIGH YIELD TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           16.679    17.301        --        --        --        --        --        --        --        --
Value at End of Year             11.533    16.679        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,220        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       351       360        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.123    17.767        --        --        --        --        --        --        --        --
Value at End of Year             11.834    17.123        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          85        85        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,131       120        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           16.979    17.635        --        --        --        --        --        --        --        --
Value at End of Year             11.717    16.979        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      11,365     6,192        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    17.591        --        --        --        --        --        --        --        --
Value at End of Year                 --    16.931        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    16.857        --        --        --        --        --        --        --        --
Value at End of Year                 --    16.208        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
INCOME & VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.008    15.702        --        --        --        --        --        --        --        --
Value at End of Year             10.299    15.008        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --       871        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           15.505    16.227        --        --        --        --        --        --        --        --
Value at End of Year             10.635    15.505        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       862     1,419        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --    16.106        --        --        --        --        --        --        --        --
Value at End of Year                 --    15.374        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           15.331    16.066        --        --        --        --        --        --        --        --
Value at End of Year             10.494    15.331        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --     1,563        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    17.188        --        --        --        --        --        --        --        --
Value at End of Year                 --    16.385        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
INDEX ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           14.139    14.173        --        --        --        --        --        --        --        --
Value at End of Year             10.225    14.139        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     285,792   362,515        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    43,514    47,854        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           14.126    14.164        --        --        --        --        --        --        --        --
Value at End of Year             10.211    14.126        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     140,584   186,525        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    93,267   164,513        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           14.086    14.139        --        --        --        --        --        --        --        --
Value at End of Year             10.167    14.086        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     191,790   224,902        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           14.073    14.130        --        --        --        --        --        --        --        --
Value at End of Year             10.152    14.073        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      33,294    43,153        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           14.033    14.104        --        --        --        --        --        --        --        --
Value at End of Year             10.108    14.033        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      30,175    45,440        --        --        --        --        --        --        --        --
INTERNATIONAL CORE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           22.088    21.930        --        --        --        --        --        --        --        --
Value at End of Year             13.301    22.088        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --       249        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           21.396    21.250        --        --        --        --        --        --        --        --
Value at End of Year             12.878    21.396        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,027     4,670        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,909     2,106        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           21.216    21.092        --        --        --        --        --        --        --        --
Value at End of Year             12.750    21.216        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,673     2,184        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    21.039        --        --        --        --        --        --        --        --
Value at End of Year                 --    21.156        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    27.609        --        --        --        --        --        --        --        --
Value at End of Year                 --    27.734        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           13.159    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.198    13.159        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     404,300   487,665        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    47,287    49,574        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.154    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.192    13.154        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     168,670   196,503        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   150,074   191,904        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.141    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.174    13.141        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     265,582   325,024        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.137    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.168    13.137        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     207,509   199,212        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.124    12.500        --        --        --        --        --        --        --        --
Value at End of Year              7.150    13.124        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      76,119    83,786        --        --        --        --        --        --        --        --
INTERNATIONAL OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           22.026    19.587        --        --        --        --        --        --        --        --
Value at End of Year             10.688    22.026        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      16,734    28,178        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,137        --        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           21.997    19.568        --        --        --        --        --        --        --        --
Value at End of Year             10.669    21.997        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      13,806    15,671        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     6,931     2,011        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           21.909    19.509        --        --        --        --        --        --        --        --
Value at End of Year             10.610    21.909        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,106     3,857        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    19.489        --        --        --        --        --        --        --        --
Value at End of Year                 --    21.880        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           21.793    19.431        --        --        --        --        --        --        --        --
Value at End of Year             10.533    21.793        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,021       280        --        --        --        --        --        --        --        --
INTERNATIONAL SMALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           27.071    28.151        --        --        --        --        --        --        --        --
Value at End of Year             12.485    27.071        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,214     2,330        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           26.111    27.162        --        --        --        --        --        --        --        --
Value at End of Year             12.036    26.111        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,047     8,153        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     5,670     5,856        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           25.891    26.960        --        --        --        --        --        --        --        --
Value at End of Year             11.917    25.891        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,991     2,674        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    26.893        --        --        --        --        --        --        --        --
Value at End of Year                 --    25.818        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           30.826    32.142        --        --        --        --        --        --        --        --
Value at End of Year             14.160    30.826        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,333     1,592        --        --        --        --        --        --        --        --
INTERNATIONAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           25.995    25.794        --        --        --        --        --        --        --        --
Value at End of Year             14.622    25.995        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     166,380   201,242        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    17,175    15,916        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           24.557    24.375        --        --        --        --        --        --        --        --
Value at End of Year             13.806    24.557        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      54,253    73,275        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    63,714    68,665        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           24.350    24.194        --        --        --        --        --        --        --        --
Value at End of Year             13.669    24.350        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     163,713   201,652        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           24.282    24.133        --        --        --        --        --        --        --        --
Value at End of Year             13.624    24.282        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      15,748    16,669        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           30.136    29.982        --        --        --        --        --        --        --        --
Value at End of Year             16.883    30.136        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      21,267    20,972        --        --        --        --        --        --        --        --
INVESTMENT QUALITY BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.478    15.065        --        --        --        --        --        --        --        --
Value at End of Year             14.947    15.478        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,980        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           15.345    14.941        --        --        --        --        --        --        --        --
Value at End of Year             14.811    15.345        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         878        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,297        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           12.216    14.830        --        --        --        --        --        --        --        --
Value at End of Year             14.665    12.216        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,015        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    14.793        --        --        --        --        --        --        --        --
Value at End of Year                 --    15.173        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.695    13.365        --        --        --        --        --        --        --        --
Value at End of Year             13.172    13.695        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,148        --        --        --        --        --        --        --        --        --
LIFESTYLE AGGRESSIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year           13.889    13.026    12.500        --        --        --        --        --        --        --
Value at End of Year              7.902    13.889    13.026        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      29,389   100,629    37,203        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --    34,877        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.877    13.021    12.500        --        --        --        --        --        --        --
Value at End of Year              7.892    13.877    13.021        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      78,231    76,731    57,120        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       361       363       353        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.842    13.008    12.500        --        --        --        --        --        --        --
Value at End of Year              7.860    13.842    13.008        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,955    15,733    24,207        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    13.004    12.500        --        --        --        --        --        --        --
Value at End of Year                 --    13.831    13.004        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.796    12.988    12.500        --        --        --        --        --        --        --
Value at End of Year              7.818    13.796    12.991        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --     3,744        --        --        --        --        --        --        --        --
LIFESTYLE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year           13.833    13.235    12.500        --        --        --        --        --        --        --
Value at End of Year              9.327    13.833    13.235        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units   2,634,083 3,051,785   330,073        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   225,032   331,179       617        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.821    13.231    12.500        --        --        --        --        --        --        --
Value at End of Year              9.314    13.821    13.231        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      40,563    65,597    43,158        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   272,690   373,071     5,984        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.787    13.217    12.500        --        --        --        --        --        --        --
Value at End of Year              9.277    13.787    13.217        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units   1,798,697 2,056,402    53,484        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.775    13.210    12.500        --        --        --        --        --        --        --
Value at End of Year              9.265    13.775    13.213        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      37,708    26,234        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.741    13.200    12.500        --        --        --        --        --        --        --
Value at End of Year              9.228    13.741    13.200        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     186,330   138,983     1,626        --        --        --        --        --        --        --
LIFESTYLE CONSERVATIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year           13.594    13.142    12.500        --        --        --        --        --        --        --
Value at End of Year             11.275    13.594    13.142        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     143,599    45,378       717        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     2,840        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.583    13.137    12.500        --        --        --        --        --        --        --
Value at End of Year             11.260    13.583    13.137        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      16,854        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    11,952    34,593    16,590        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.549    13.124    12.500        --        --        --        --        --        --        --
Value at End of Year             11.215    13.549    13.124        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      94,047    16,929       787        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.537    13.156    12.500        --        --        --        --        --        --        --
Value at End of Year             11.200    13.537    13.120        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         328    19,063        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.504    13.107    12.500        --        --        --        --        --        --        --
Value at End of Year             11.155    13.504    13.107        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,559        --        --        --        --        --        --        --        --        --
LIFESTYLE GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year           13.824    13.104    12.500        --        --        --        --        --        --        --
Value at End of Year              8.611    13.824    13.104        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units   2,599,796 3,467,844   635,590        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   261,656   353,962    44,649        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.812    13.100    12.500        --        --        --        --        --        --        --
Value at End of Year              8.600    13.812    13.100        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      53,086    71,415    68,295        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   403,402   485,834    21,847        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.778    13.087    12.500        --        --        --        --        --        --        --
Value at End of Year              8.565    13.778    13.087        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units   2,615,368 3,311,998   873,420        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.766    13.082    12.500        --        --        --        --        --        --        --
Value at End of Year              8.554    13.766    13.082        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,996    11,981     6,039        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.732    13.069    12.500        --        --        --        --        --        --        --
Value at End of Year              8.519    13.732    13.069        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      88,605   198,336    21,982        --        --        --        --        --        --        --
LIFESTYLE MODERATE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year           13.614    13.172    12.500        --        --        --        --        --        --        --
Value at End of Year             10.129    13.614    13.172        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     818,406   734,151   109,691        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    61,405    63,564        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.603    13.168    12.500        --        --        --        --        --        --        --
Value at End of Year             10.116    13.603    13.168        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      83,909    86,972   261,910        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    76,805   130,546        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.569    13.155    12.500        --        --        --        --        --        --        --
Value at End of Year             10.075    13.569    13.155        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     422,433   528,290    28,255        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.558    13.150    12.500        --        --        --        --        --        --        --
Value at End of Year             10.062    13.558    13.150        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      24,495    17,967        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.524    13.137    12.500        --        --        --        --        --        --        --
Value at End of Year             10.021    13.524    13.137        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      21,347    41,019        --        --        --        --        --        --        --        --
MID CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           19.623    20.458        --        --        --        --        --        --        --        --
Value at End of Year             12.251    19.623        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     278,746   227,222        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    30,084    18,237        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           18.724    19.528        --        --        --        --        --        --        --        --
Value at End of Year             11.684    18.724        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     115,760   109,854        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   101,061    71,331        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           18.567    19.383        --        --        --        --        --        --        --        --
Value at End of Year             11.569    18.567        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     195,834   155,929        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           18.514    19.335        --        --        --        --        --        --        --        --
Value at End of Year             11.530    18.514        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      24,791    14,925        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           22.230    23.238        --        --        --        --        --        --        --        --
Value at End of Year             13.824    22.230        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      28,417    20,503        --        --        --        --        --        --        --        --
MID CAP INTERSECTION TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year               --    11.419        --        --        --        --        --        --        --        --
Value at End of Year                 --    11.492        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           11.489    11.416        --        --        --        --        --        --        --        --
Value at End of Year              6.531    11.489        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       9,448        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       324        --        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           11.477    11.407        --        --        --        --        --        --        --        --
Value at End of Year              6.515    11.477        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       9,048        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    11.404        --        --        --        --        --        --        --        --
Value at End of Year                 --    11.473        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           11.462    11.394        --        --        --        --        --        --        --        --
Value at End of Year              6.493    11.462        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,940        --        --        --        --        --        --        --        --        --
MID CAP STOCK TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           23.821    21.436        --        --        --        --        --        --        --        --
Value at End of Year             13.151    23.821        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,331     4,222        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --     3,778        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           25.013    22.516        --        --        --        --        --        --        --        --
Value at End of Year             13.802    25.013        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      11,126    12,799        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    17,284    14,178        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           24.802    22.349        --        --        --        --        --        --        --        --
Value at End of Year             13.665    24.802        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      21,040     5,281        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           24.733    22.293        --        --        --        --        --        --        --        --
Value at End of Year             13.620    24.733        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         205       207        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    24.732        --        --        --        --        --        --        --        --
Value at End of Year                 --    27.411        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           12.747    12.500        --        --        --        --        --        --        --        --
Value at End of Year             12.803    12.747        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     459,783   988,109        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    80,301    41,229        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           12.742    12.500        --        --        --        --        --        --        --        --
Value at End of Year             12.792    12.742        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     233,498   225,079        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   187,569   141,219        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           12.730    12.500        --        --        --        --        --        --        --        --
Value at End of Year             12.760    12.730        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     335,366   289,149        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           12.725    12.500        --        --        --        --        --        --        --        --
Value at End of Year             12.749    12.725        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      57,663    41,192        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           12.713    12.500        --        --        --        --        --        --        --        --
Value at End of Year             12.718    12.713        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      56,298    38,834        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
NATURAL RESOURCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           51.827    43.049        --        --        --        --        --        --        --        --
Value at End of Year             24.614    51.827        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,486     1,606        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,215       255        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           51.707    42.963        --        --        --        --        --        --        --        --
Value at End of Year             24.544    51.707        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,508     4,685        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       330     1,527        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           51.347    42.706        --        --        --        --        --        --        --        --
Value at End of Year             24.336    51.347        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,699       654        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           51.227    42.621        --        --        --        --        --        --        --        --
Value at End of Year             24.268    51.227        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           50.871    42.366        --        --        --        --        --        --        --        --
Value at End of Year             24.062    50.871        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         258       154        --        --        --        --        --        --        --        --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           21.292    22.188        --        --        --        --        --        --        --        --
Value at End of Year             11.765    21.292        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     736,169   916,109        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    86,588    95,670        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           21.242    22.144        --        --        --        --        --        --        --        --
Value at End of Year             11.853    21.242        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     277,893   359,969        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   192,730   221,540        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           21.094    22.011        --        --        --        --        --        --        --        --
Value at End of Year             11.752    21.094        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     464,314   590,456        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           21.045    21.967        --        --        --        --        --        --        --        --
Value at End of Year             11.719    21.045        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     217,733   228,087        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           20.899    21.836        --        --        --        --        --        --        --        --
Value at End of Year             11.620    20.899        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     112,720   112,112        --        --        --        --        --        --        --        --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           17.198    19.281        --        --        --        --        --        --        --        --
Value at End of Year              9.919    17.198        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     244,934   288,877        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    19,313    15,250        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.166    19.252        --        --        --        --        --        --        --        --
Value at End of Year              9.895    17.166        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      46,562    65,492        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    52,454    73,100        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           17.072    19.166        --        --        --        --        --        --        --        --
Value at End of Year              9.826    17.072        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     112,618   143,974        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           17.041    19.137        --        --        --        --        --        --        --        --
Value at End of Year              9.804    17.041        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      10,913    13,471        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           16.947    19.051        --        --        --        --        --        --        --        --
Value at End of Year              9.735    16.947        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      10,734    10,515        --        --        --        --        --        --        --        --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           24.456    23.728        --        --        --        --        --        --        --        --
Value at End of Year             14.412    24.456        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         743        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           22.619    21.954        --        --        --        --        --        --        --        --
Value at End of Year             13.323    22.619        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,435     2,987        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --       304        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           22.429    21.790        --        --        --        --        --        --        --        --
Value at End of Year             13.191    22.429        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,983        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    21.736        --        --        --        --        --        --        --        --
Value at End of Year                 --    22.366        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    28.931        --        --        --        --        --        --        --        --
Value at End of Year                 --    29.739        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           16.766    18.514        --        --        --        --        --        --        --        --
Value at End of Year             14.733    16.766        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --   166,404        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --    13,835        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.002    18.781        --        --        --        --        --        --        --        --
Value at End of Year             14.687    17.002        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --    62,324        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --    78,300        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           16.859    18.641        --        --        --        --        --        --        --        --
Value at End of Year             14.550    16.859        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --    98,659        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           16.812    18.595        --        --        --        --        --        --        --        --
Value at End of Year             14.505    16.812        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --    13,470        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           19.608    21.710        --        --        --        --        --        --        --        --
Value at End of Year             11.303    19.608        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --    17,772        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
REAL ESTATE SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           27.756    34.479        --        --        --        --        --        --        --        --
Value at End of Year             14.248    27.756        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      71,011    88,076        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    15,778    16,321        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           25.766    32.017        --        --        --        --        --        --        --        --
Value at End of Year             14.207    25.766        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      26,413    25,420        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    37,192    53,935        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           25.549    31.780        --        --        --        --        --        --        --        --
Value at End of Year             15.153    25.549        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      58,592    67,607        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           25.477    31.701        --        --        --        --        --        --        --        --
Value at End of Year             15.102    25.477        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         868       868        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           24.675    30.733        --        --        --        --        --        --        --        --
Value at End of Year             14.605    24.675        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      10,741    10,524        --        --        --        --        --        --        --        --
SCIENCE & TECHNOLOGY TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           13.168    11.813        --        --        --        --        --        --        --        --
Value at End of Year              7.184    13.168        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       9,177     5,699        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           16.564    14.864        --        --        --        --        --        --        --        --
Value at End of Year              9.031    16.564        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,526     3,587        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       989     1,728        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           16.425    14.753        --        --        --        --        --        --        --        --
Value at End of Year              8.942    16.425        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         173     3,036        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    14.717        --        --        --        --        --        --        --        --
Value at End of Year                 --    16.378        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    17.282        --        --        --        --        --        --        --        --
Value at End of Year                 --    19.214        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO THE SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-1-2005)(NOW DWS SMALL CAP GROWTH
VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --    17.519    13.660    12.500        --        --        --
Value at End of Year                 --        --        --        --    19.057    17.519    13.660        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    52,390    44,591     1,978        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    13,878     7,709        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --        --    17.509    13.658    12.500        --        --        --
Value at End of Year                 --        --        --        --    19.036    17.509    13.658        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    35,126    39,875       989        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    16,075    12,038        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --        --    17.476    13.653    12.500        --        --        --
Value at End of Year                 --        --        --        --    18.972    17.476    13.653        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    43,020    16,675        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --        --    17.465    13.652    12.500        --        --        --
Value at End of Year                 --        --        --        --    18.951    17.465    13.652        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    18,292    18,151        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --        --    14.926    12.500        --        --        --        --
Value at End of Year                 --        --        --        --    16.171    14.926        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    16,891     6,360        --        --        --        --
SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005)(NOW DWS CAPITAL GROWTH VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --    16.697    13.668    12.500        --        --        --
Value at End of Year                 --        --        --        --    17.207    16.697    13.668        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   156,378    65,710       929        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    17,388     6,778        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --        --    16.687    13.666    12.500        --        --        --
Value at End of Year                 --        --        --        --    17.188    16.687    13.666        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    51,876    48,141     5,290        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    28,823    10,729        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --        --    16.656    13.661    12.500        --        --        --
Value at End of Year                 --        --        --        --    17.130    16.656    13.661        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   127,798    37,314       103        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --        --    16.646    13.660    12.500        --        --        --
Value at End of Year                 --        --        --        --    17.111    16.646    13.660        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --     9,105     8,947     2,626        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --        --    14.286    12.500        --        --        --        --
Value at End of Year                 --        --        --        --    14.664    14.286        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    23,265    13,377        --        --        --        --

SMALL CAP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           19.691    18.745        --        --        --        --        --        --        --        --
Value at End of Year             11.660    19.691        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,109     1,641        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           19.665    18.726        --        --        --        --        --        --        --        --
Value at End of Year             11.638    19.665        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      11,828     8,215        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       525        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           19.586    18.670        --        --        --        --        --        --        --        --
Value at End of Year             11.574    19.586        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      19,845     9,423        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           19.560    18.651        --        --        --        --        --        --        --        --
Value at End of Year             11.553    19.560        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         254       256        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           19.482    18.595        --        --        --        --        --        --        --        --
Value at End of Year             11.490    19.482        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,592       306        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
SMALL CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           18.274    19.940        --        --        --        --        --        --        --        --
Value at End of Year             11.893    18.274        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     440,994   557,734        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    53,045    56,958        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.628    19.241        --        --        --        --        --        --        --        --
Value at End of Year             11.466    17.628        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     200,901   279,364        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   119,896   149,911        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           17.479    19.098        --        --        --        --        --        --        --        --
Value at End of Year             11.352    17.479        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     295,439   416,911        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           17.430    19.050        --        --        --        --        --        --        --        --
Value at End of Year             11.315    17.430        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     117,655   130,319        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           21.421    23.436        --        --        --        --        --        --        --        --
Value at End of Year             13.885    21.421        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      62,187    83,491        --        --        --        --        --        --        --        --
SMALL CAP OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           22.205    25.531        --        --        --        --        --        --        --        --
Value at End of Year             12.612    22.205        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          87        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           22.153    25.480        --        --        --        --        --        --        --        --
Value at End of Year             12.576    22.153        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,798     3,816        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --     6,835        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --    25.328        --        --        --        --        --        --        --        --
Value at End of Year                 --    21.999        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    25.278        --        --        --        --        --        --        --        --
Value at End of Year                 --    21.948        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           21.795    25.127        --        --        --        --        --        --        --        --
Value at End of Year             12.329    21.795        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,122     2,474        --        --        --        --        --        --        --        --
SMALL CAP VALUE TRUST - CLASS B SHARES (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.878    16.225        --        --        --        --        --        --        --        --
Value at End of Year             11.516    15.878        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       8,134     4,929        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units        --       364        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           15.857    16.205        --        --        --        --        --        --        --        --
Value at End of Year             11.495    15.857        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      13,599    10,696        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     2,255       243        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           15.794    16.143        --        --        --        --        --        --        --        --
Value at End of Year             11.431    15.794        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,901     4,423        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           15.773    16.123        --        --        --        --        --        --        --        --
Value at End of Year             11.411    15.773        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         217       219        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           15.710    16.062        --        --        --        --        --        --        --        --
Value at End of Year             11.348    15.710        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       3,919        --        --        --        --        --        --        --        --        --
SMALL COMPANY VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           21.443    23.647        --        --        --        --        --        --        --        --
Value at End of Year             15.350    21.443        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,603       690        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       269        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           18.982    20.941        --        --        --        --        --        --        --        --
Value at End of Year             13.582    18.982        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,034       775        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           18.822    20.785        --        --        --        --        --        --        --        --
Value at End of Year             13.447    18.822        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,610     2,268        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    20.733        --        --        --        --        --        --        --        --
Value at End of Year                 --    18.769        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           21.319    23.573        --        --        --        --        --        --        --        --
Value at End of Year             15.200    21.319        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,585     1,580        --        --        --        --        --        --        --        --
STRATEGIC BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.965    16.445        --        --        --        --        --        --        --        --
Value at End of Year             13.145    15.965        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         822     1,002        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,529     2,268        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           15.693    16.170        --        --        --        --        --        --        --        --
Value at End of Year             12.914    15.693        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         631        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     2,057     2,656        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           15.561    16.049        --        --        --        --        --        --        --        --
Value at End of Year             12.786    15.561        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,358     1,002        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    16.010        --        --        --        --        --        --        --        --
Value at End of Year                 --    15.517        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --    14.304        --        --        --        --        --        --        --        --
Value at End of Year                 --    13.850        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL
GROWTH VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --    16.970    13.677    12.500        --        --        --
Value at End of Year                 --        --        --        --    16.944    16.970    13.677        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   383,345   135,219     5,712        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    31,359    17,251        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --    16.925    16.960    13.676    12.500        --        --        --
Value at End of Year                 --        --        --    17.041    16.925    16.960    13.676        --        --        --
Wealthmark ML3 No. of Units          --        --        --       132   106,477   132,995     4,673        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    85,466    42,354        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --        --    16.928    13.671    12.500        --        --        --
Value at End of Year                 --        --        --        --    16.869    16.928    13.671        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   196,009    54,565       103        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --        --    16.918    13.669    12.500        --        --        --
Value at End of Year                 --        --        --        --    16.850    16.918    13.669        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    24,943    23,403       647        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --        --    14.473    12.500        --        --        --        --
Value at End of Year                 --        --        --        --    14.393    14.473        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    20,111     3,483        --        --        --        --
SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-2005) (NOW DWS GROWTH & INCOME VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --    18.400    14.141    12.500        --        --        --
Value at End of Year                 --        --        --        --    20.073    18.400    14.141        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    75,044    51,572       428        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --     3,208     1,006        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --        --    18.389    14.139    12.500        --        --        --
Value at End of Year                 --        --        --        --    20.051    18.389    14.139        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    77,906    63,920    16,571        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    16,858     9,475        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --        --    18.355    14.134    12.500        --        --        --
Value at End of Year                 --        --        --        --    19.984    18.355    14.134        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    37,292    24,018        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --        --    18.343    14.133    12.500        --        --        --
Value at End of Year                 --        --        --        --    19.961    18.343    14.133        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    45,933    49,080        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --        --    15.191    12.500        --        --        --        --
Value at End of Year                 --        --        --        --    16.506    15.191        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --     6,680     3,121        --        --        --        --
SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year               --        --        --        --    17.572    14.003    12.500        --        --        --
Value at End of Year                 --        --        --        --    19.010    17.572    14.003        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   546,690   301,217    10,847        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --    59,762    13,146        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year               --        --        --        --    17.562    14.002    12.500        --        --        --
Value at End of Year                 --        --        --        --    18.988    17.562    14.002        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   394,375   357,393    19,678        --        --        --
NYWealthmark ML3 No. of Units        --        --        --        --   232,529    84,961        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year               --        --        --        --    17.529    13.997    12.500        --        --        --
Value at End of Year                 --        --        --        --    18.925    17.529    13.997        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   490,425   223,188        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --        --        --        --    17.518    13.995    12.500        --        --        --
Value at End of Year                 --        --        --        --    18.904    17.518    13.995        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --   103,968    76,886    18,383        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year               --        --        --        --    14.893    12.500        --        --        --        --
Value at End of Year                 --        --        --        --    16.046    14.893        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --    72,308    55,554        --        --        --        --
TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           12.946    12.500        --        --        --        --        --        --        --        --
Value at End of Year             13.436    12.946        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       7,155    13,054        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       821       827        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           12.942    12.500        --        --        --        --        --        --        --        --
Value at End of Year             13.425    12.942        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,079        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    18,201        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           12.929    12.500        --        --        --        --        --        --        --        --
Value at End of Year             13.392    12.929        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      19,278     6,491        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    12.500        --        --        --        --        --        --        --        --
Value at End of Year                 --    12.924        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           12.912    12.500        --        --        --        --        --        --        --        --
Value at End of Year             13.347    12.912        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         190       191        --        --        --        --        --        --        --        --
TOTAL RETURN TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.454    14.618        --        --        --        --        --        --        --        --
Value at End of Year             15.596    15.454        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      39,093    14,550        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     1,821        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           15.378    14.552        --        --        --        --        --        --        --        --
Value at End of Year             15.512    15.378        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      11,734     1,003        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    43,111    29,185        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           15.249    14.444        --        --        --        --        --        --        --        --
Value at End of Year             15.358    15.249        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      19,173    11,231        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           15.206    14.408        --        --        --        --        --        --        --        --
Value at End of Year             15.307    15.206        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,131        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           13.826    13.113        --        --        --        --        --        --        --        --
Value at End of Year             13.897    13.826        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       5,978     7,562        --        --        --        --        --        --        --        --
TOTAL STOCK MARKET INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           16.723    17.172        --        --        --        --        --        --        --        --
Value at End of Year             10.315    16.723        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     309,929   431,945        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units    74,214    72,106        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           17.366    17.838        --        --        --        --        --        --        --        --
Value at End of Year             10.706    17.366        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      92,593   110,275        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units   173,278   207,939        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           17.219    17.705        --        --        --        --        --        --        --        --
Value at End of Year             10.600    17.219        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units     220,445   298,531        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           17.171    17.661        --        --        --        --        --        --        --        --
Value at End of Year             10.565    17.171        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      51,328    63,201        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           19.872    20.459        --        --        --        --        --        --        --        --
Value at End of Year             12.208    19.872        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      43,691    50,265        --        --        --        --        --        --        --        --
U.S. GOVERNMENT SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           13.826    13.783        --        --        --        --        --        --        --        --
Value at End of Year             13.376    13.826        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      59,960     4,306        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           13.661    13.623        --        --        --        --        --        --        --        --
Value at End of Year             13.210    13.661        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,365        --        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     7,351     1,781        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           13.546    13.522        --        --        --        --        --        --        --        --
Value at End of Year             13.079    13.546        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      33,375     7,042        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           13.508    13.488        --        --        --        --        --        --        --        --
Value at End of Year             13.036    13.508        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           12.749    12.743        --        --        --        --        --        --        --        --
Value at End of Year             12.285    12.749        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       4,974        --        --        --        --        --        --        --        --        --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           15.014    16.138        --        --        --        --        --        --        --        --
Value at End of Year              9.008    15.014        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         142        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           15.745    16.929        --        --        --        --        --        --        --        --
Value at End of Year              9.442    15.745        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units     5,705     3,464        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           15.612    16.803        --        --        --        --        --        --        --        --
Value at End of Year              9.348    15.612        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       6,813     1,169        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year               --    16.762        --        --        --        --        --        --        --        --
Value at End of Year                 --    15.568        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           17.867    19.256        --        --        --        --        --        --        --        --
Value at End of Year             10.677    17.867        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         640        --        --        --        --        --        --        --        --        --

Wealthmark ML3

                                 YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR      YEAR
                                ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED
                               12/31/08  12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                              --------- --------- --------- --------- --------- --------- --------- --------- --------- ---------
VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year           20.700    21.184        --        --        --        --        --        --        --        --
Value at End of Year             12.021    20.700        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       2,512     1,829        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
Value at Start of Year           20.386    20.870        --        --        --        --        --        --        --        --
Value at End of Year             11.833    20.386        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units       1,603     2,761        --        --        --        --        --        --        --        --
NYWealthmark ML3 No. of Units       372        --        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
Value at Start of Year           20.214    20.714        --        --        --        --        --        --        --        --
Value at End of Year             11.715    20.214        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units      14,951     2,144        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
Value at Start of Year           20.158    20.663        --        --        --        --        --        --        --        --
Value at End of Year             11.676    20.158        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units         638       631        --        --        --        --        --        --        --        --
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
Value at Start of Year           25.386    26.048        --        --        --        --        --        --        --        --
Value at End of Year             14.683    25.386        --        --        --        --        --        --        --        --
Wealthmark ML3 No. of Units          --       202        --        --        --        --        --        --        --        --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                               dated May 1, 2009


                                   [JOHN HANCOCK LOGO]

                       Statement of Additional Information
       John Hancock Life Insurance Company of New York Separate Account A

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment individual deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York as follows:


                  PROSPECTUSES ISSUED BY JOHN HANCOCK NEW YORK
           (to be read with this Statement of Additional Information)
                John Hancock AnnuityNote A Share Variable Annuity
                  John Hancock AnnuityNote NAV Variable Annuity
                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:


                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
        Annuities Service Center            Mailing Address
        164 Corporate Drive                 Post Office Box 9506
        Portsmouth, NH 03801-6815           Portsmouth, NH 03802-9506
        (877) 391-3748 or (800) 551-2078    www.jhannuitiesnewyork.com



JHNY SEP ACCT A SAI 05/09

                                Table of Contents


GENERAL INFORMATION AND HISTORY...............................   1
ACCUMULATION UNIT VALUE TABLES................................   1
SERVICES......................................................   1
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............   1
  SERVICING AGENT.............................................   1
  PRINCIPAL UNDERWRITER.......................................   1
    Special Compensation and Reimbursement Arrangements.......   2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES....   5
QUALIFIED PLAN TYPES..........  ..............................   6
LEGAL AND REGULATORY MATTERS..................................   10
APPENDIX A: AUDITED FINANCIAL STATEMENTS......................   A-1

                         General Information and History


John Hancock Life Insurance Company of New York Separate Account A (the "Separate Account") (formerly, The Manufacturers Life Insurance Company of New York Separate Account A) is a separate investment account of John Hancock Life Insurance Company of New York ("we" or "us"), a stock life insurance company organized under the laws of New York in 1992. John Hancock New York's principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. It also has an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. John Hancock New York is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("John Hancock USA") (formerly, The Manufacturers Life Insurance Company of New York), a stock life insurance company incorporated in Maine on August 20, 1955 by a special act of the Maine legislature and redomesticated under the laws of Michigan. The ultimate parent of John Hancock USA is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


John Hancock New York established the Separate Account on March 4, 1992 as a separate account under the laws of New York.


Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements of John Hancock Life Insurance Company of New York at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Life Insurance Company of New York Separate Account A at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


SERVICING AGENT

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

      - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

      -     semimonthly commission statements;

      -     monthly summaries of agent production and daily transaction reports;

      -     semiannual statements for contract owners; and

      -     annual contract owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.


PRINCIPAL UNDERWRITER


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and $516,555,523, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future.



The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2008) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:



NAME OF FIRM


                                   DISTRIBUTOR

                            1st Global Capital Corp.
            A. G. Edwards & Sons, Inc. (acquired by Wachovia in 2008)
                       AIG - AIG Financial Advisors, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - American General Securities
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                             Arvest Investment, Inc.
                    Banc of America Investment Services, Inc
                       BancWest Investment Services, Inc.

                                   DISTRIBUTOR

                                   BOSC, Inc.
                          Cambridge Investment Research
                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                              James T Borello & Co.
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                        Lasalle Financial Services, Inc.
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                     LPL - Associated Securities Corporation
                               LPL Financial Corp.
                           LPL - Mutual Services Corp.
                              LPL - Uvest Financial
                     LPL - Waterstone Financial Group, Inc.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial.
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                          Pacific West Securities, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                              PNC Investments, LLC

                                   DISTRIBUTOR

                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                               Sammons Securities
                            Securities America, Inc.
                           Sigma Financial Corporation
                         Stifel, Nicolaus & Company, Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                      Wachovia Securities Financial Network
                         Wachovia Securities LLC, (ISG)
                         Wachovia Securities LLC, (PCG)
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


           State Variations Regarding Recognition of Same-Sex Couples



The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:




        STATE                 TYPE OF JURISDICTION                                RELATED RULE
     California               Domestic Partnership
     Connecticut                  Civil Union,
                                Same-Sex Marriage
District of Columbia          Domestic Partnership
       Hawaii          Reciprocal Beneficiary Relationship
        Iowa                    Same-Sex Marriage
        Maine                 Domestic Partnerships
      Maryland                Domestic Partnership
    Massachusetts               Same-Sex Marriage
    New Hampshire                  Civil Union
     New Jersey                   Civil Union,                Also recognizes spouses of same-sex marriages who
                              Domestic Partnership            were married in another jurisdiction
      New York                         --                     Recognizes spouses of civil unions and same-sex
                                                              marriages who were married in another jurisdiction
       Oregon                 Domestic Partnership
    Rhode Island                       --                     Recognizes spouses of civil unions and same-sex
                                                              marriages who were married in another jurisdiction
       Vermont                  Same-Sex Marriage
     Washington               Domestic Partnership

                              Qualified Plan Types



TRADITIONAL IRAs



Individual Retirement Annuities



Section 408 of the Code permits eligibleindividuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.



The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.



Distributions



In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.



The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.



ROTH IRAs



Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.



Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:



      -     made after the Owner attains age 59 1/2;



      -     made after the Owner's death;



      -     attributable to the Owner being disabled; or



      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t) (2) (F) of the Code.



In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



      -     you have adjusted gross income over $100,000; or



      -     you are a married tax payer filing a separate return.



These restrictions do not apply in tax years beginning after December 31, 2009.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.



SIMPLE IRA PLANS



In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.



SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)



Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.



SECTION 403(b) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.



Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.



Restrictions on Section 403(b) Qualified Plans



AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.



OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.



ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.



We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.



WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:



      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;



      -     earnings on those contributions; and



      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.



These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.



Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age
59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)



LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.



COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Restrictions Under the Texas Optional Retirement Program



Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:



      - termination of employment in all Texas public institutions of higher education;



      -     retirement;



      -     death; or



      -     the participant's attainment of age 70 1/2.



Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.



CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS



Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.



Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code
Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.



DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS



Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.



A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).



When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York
Years Ended December 31, 2008, 2007, and 2006

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                     INDEX TO AUDITED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm..................... F-2

Audited Financial Statements:

   Balance Sheets-
   As of December 31, 2008 and 2007......................................... F-3

   Statements of Operations-
   For the Years Ended December 31, 2008, 2007, and 2006.................... F-4

   Statements of Changes in Shareholder's Equity and Comprehensive Income-
   For the Years Ended December 31, 2008, 2007, and 2006.................... F-5

   Statements of Cash Flows-
   For the Years Ended December 31, 2008, 2007, and 2006.................... F-6

   Notes to Financial Statements............................................ F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the "Company") as of December 31, 2008 and 2007, and the related statements of operations, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2008 and 2007 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2008 in conformity with U.S. generally accepted accounting principles.

                                                   /s/ ERNST & YOUNG LLP

Boston, MA
April 16, 2009

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                                BALANCE SHEETS

                                                                                                 December 31,
                                                                                             ----------------------
                                                                                                2008        2007
                                                                                             ----------------------
                                                                                                (in thousands)
Assets
 Investments
 Fixed maturities:
   Available-for-sale--at fair value
   (amortized cost: 2008--$670,054; 2007--$510,322).........................................   $725,526  $  528,685
 Investment in unconsolidated affiliate.....................................................        800         800
 Policy loans...............................................................................     43,226      35,092
 Short-term investments.....................................................................    514,258     194,215
 Other invested assets......................................................................         79          83
                                                                                             ----------- ----------
   Total Investments........................................................................  1,283,889     758,875

 Cash and cash equivalents..................................................................     63,746      33,093
 Accrued investment income..................................................................     18,674      18,554
 Deferred policy acquisition costs and deferred sales inducements...........................    599,054     431,254
 Amounts due from affiliates................................................................         17         443
 Reinsurance recoverable....................................................................     54,470      40,308
 Embedded derivatives recoverable for certain separate account guarantees...................     40,182      19,959
 Other assets...............................................................................     11,435       9,472
 Separate account assets....................................................................  4,864,500   6,513,671
                                                                                             ----------- ----------
   Total Assets............................................................................. $6,935,967  $7,825,629
                                                                                             ----------- ----------

Liabilities and Shareholder's Equity
Liabilities
 Future policy benefits.....................................................................   $867,327  $  634,018
 Policyholders' funds.......................................................................      2,890       2,797
 Unearned revenue...........................................................................     41,947      18,054
 Unpaid claims and claim expense reserves...................................................      6,577       1,762
 Amounts due to affiliates..................................................................     18,166      22,680
 Amounts payable for securities.............................................................          -       5,157
 Current income tax payable.................................................................     16,152      38,588
 Deferred income tax liability..............................................................     61,030      73,425
 Embedded derivatives payable for certain separate account guarantees.......................    275,495      48,246
 Other liabilities..........................................................................     41,135      31,813
 Separate account liabilities...............................................................  4,864,500   6,513,671
                                                                                             ----------- ----------
   Total Liabilities........................................................................  6,195,219   7,390,211

Commitments and Legal Proceedings (Note 7)

Shareholder's Equity
 Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,002 and 2,000,001 shares
   issued and outstanding at December 31, 2008 and 2007, respectively)......................      2,000       2,000
 Additional paid-in capital.................................................................    413,306     113,306
 Retained earnings..........................................................................    298,205     308,478
 Accumulated other comprehensive income.....................................................     27,237      11,634
                                                                                             ----------- ----------
   Total Shareholder's Equity...............................................................    740,748     435,418
                                                                                             ----------- ----------
   Total Liabilities and Shareholder's Equity............................................... $6,935,967  $7,825,629
                                                                                             ----------- ----------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF OPERATIONS

                                                                         Years ended December 31,
                                                                       ----------------------------
                                                                         2008      2007      2006
                                                                       ----------------------------
                                                                              (in thousands)
Revenues
 Premiums............................................................. $ 17,894  $  5,376  $    164
 Fee income...........................................................  162,777   154,376   110,718
 Net investment income................................................  173,579   172,360   136,194
 Net realized investment and other gains (losses).....................   10,058    (5,749)   (2,657)
                                                                       --------  --------  --------
     Total revenues...................................................  364,308   326,363   244,419

Benefits and expenses
 Benefits to policyholders............................................  366,299    75,041    30,548
 Amortization of deferred policy acquisition costs and deferred sales
   inducements........................................................  (35,091)   38,260    61,840
 Other operating costs and expenses...................................   54,527    50,072    39,655
                                                                       --------  --------  --------
     Total benefits and expenses......................................  385,735   163,373   132,043
                                                                       --------  --------  --------

(Loss) income before income taxes.....................................  (21,427)  162,990   112,376

Income tax (benefit) expense..........................................  (11,154)   48,261    39,903
                                                                       --------  --------  --------

Net (loss) income..................................................... $(10,273) $114,729  $ 72,473
                                                                       --------  --------  --------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                    STATEMENTS OF CHANGES IN SHAREHOLDER'S
                        EQUITY AND COMPREHENSIVE INCOME

                                                 Additional           Accumulated Other     Total
                                        Capital   Paid-in   Retained    Comprehensive   Shareholder's Outstanding
                                        Stock     Capital   Earnings       Income          Equity       Shares
                                        ------------------------------------------------------------------------
                                                                    (in thousands)
Balance at January 1, 2006............. $2,000    $113,306  $121,276       $    69        $236,651       2,000
Comprehensive income:
  Net income...........................                       72,473                        72,473
    Other comprehensive income, net
     of tax:
     Net unrealized investment
      gains............................                                        958             958
                                                                                          --------
Comprehensive income...................                                                     73,431
                                        ------------------------------------------------------------------------
Balance at December 31, 2006........... $2,000    $113,306  $193,749       $ 1,027        $310,082       2,000
  Comprehensive income:
    Net income.........................                      114,729                       114,729
     Other comprehensive income,
      net of tax:
       Net unrealized investment
        gains..........................                                     10,607          10,607
                                                                                          --------
Comprehensive income...................                                                    125,336
                                        ------------------------------------------------------------------------
Balance at December 31, 2007........... $2,000    $113,306  $308,478       $11,634        $435,418       2,000
  Comprehensive income:
    Net loss...........................                      (10,273)                      (10,273)
     Other comprehensive income,
      net of tax:
       Net unrealized investment
        gains..........................                                     15,603          15,603
                                                                                          --------
Comprehensive income...................                                                      5,330

Capital contribution from Parent.......            300,000                                 300,000
                                        ------------------------------------------------------------------------
Balance at December 31, 2008........... $2,000    $413,306  $298,205       $27,237        $740,748       2,000
                                        ------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                           STATEMENTS OF CASH FLOWS

                                                                               Years ended December 31,
                                                                            -------------------------------
                                                                              2008        2007       2006
                                                                            -------------------------------
                                                                                    (in thousands)
Cash flows from operating activities:
Net (loss) income.......................................................... $(10,273)  $ 114,729  $  72,473
Adjustments to reconcile net income to net cash provided by operating activities:
   Net realized investment (gains) losses..................................  (10,058)      5,749      2,657
   Increase in reinsurance recoverable.....................................  (14,162)     (8,904)   (14,228)
   Amortization of deferred policy acquisition costs and deferred sales
     inducements...........................................................  (35,091)     38,260     61,840
   Capitalization of deferred policy acquisition costs and deferred sales
     inducements........................................................... (142,500)   (139,185)  (114,573)
   Increase in accrued investment income...................................     (120)     (1,944)    (4,061)
   Decrease in other assets and other liabilities, net.....................   222,832     66,389     40,514
   Increase in policyholder liabilities and accruals, net..................   129,739     31,565     13,641
   (Decrease) increase in deferred income taxes............................  (20,826)     15,075      2,322
                                                                            -------------------------------
Net cash provided by operating activities..................................   119,541    121,734     60,585
                                                                            -------------------------------

Cash flows from investing activities:
   Sales of:
     Fixed maturities......................................................   122,486     30,918     45,385
   Maturities of:
     Fixed maturities......................................................   112,521    108,552     94,433
   Purchases of:
     Fixed maturities...................................................... (389,489)   (293,284)  (243,091)
     Other invested assets.................................................      (29)        (83)         -
   Net purchases of short-term investments................................. (320,215)    (41,161)    16,675
   Policy loans advanced, net..............................................   (8,134)     (6,747)    (6,781)
   Net change in payable for undeliverable securities......................   (5,157)      5,160          -
                                                                            -------------------------------
Net cash used in investing activities...................................... (488,017)   (196,645)   (93,379)
                                                                            -------------------------------

Cash flows from financing activities:
   Capital contribution from Parent........................................   300,000          -          -
   Deposits and interest credited to policyholder account balances.........   462,623    345,150    224,127
   Net transfers to separate accounts from policyholders' funds............ (227,428)   (157,569)   (98,483)
   Return of policyholder funds............................................ (136,066)   (105,025)   (91,546)
                                                                            -------------------------------
Net cash provided by financing activities..................................   399,129     82,556     34,098
                                                                            -------------------------------

Net increase in cash and cash equivalents..................................    30,653      7,645      1,304
Cash and cash equivalents at beginning of year.............................    33,093     25,448     24,144
                                                                            -------------------------------
Cash and cash equivalents at end of year...................................   $63,746  $  33,093  $  25,448
                                                                            -------------------------------

The accompanying notes are an integral part of these financial statements.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                    (IN THOUSANDS UNLESS OTHERWISE STATED)

Note 1--Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the "Company") is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"). JHUSA is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York. These products, including individual life insurance, individual and group fixed and variable annuities, and group pension contracts, are sold through an extensive network of agents, securities dealers, and other financial institutions.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company's investment in John Hancock Investment Management Services, LLC ("JHIMS"), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate. Other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premium and accretion of discounts are included in net investment income. Impairments in value deemed to be other-than-temporary are reported as a component of net realized investment and other gains (losses).

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Derivative Financial Instruments. The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) or benefits to policyholders for certain separate account guarantees.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. Deferred policy acquisition costs ("DAC") are costs that vary with, and are related primarily to, the production of new insurance business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain costs of policy issuance and underwriting, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 1--Summary of Significant Accounting Policies - (continued)


For annuity, group pension contracts, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company's Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds are primarily related to group pension contracts and are equal to the total of the policyholder account values before surrender charges. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 1--Summary of Significant Accounting Policies - (continued)


Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due.

Deposits related to universal life contracts are credited to policyholders' account balances. Revenues from these contracts, as well as separate accounts, annuities and group pension contracts, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Recent Accounting Pronouncements

   Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" ("SFAS No. 161")

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS
No. 133. SFAS No. 161 will be effective for the Company's financial statements in 2009. The adoption of this guidance is not expected to have any material impact on the Company's Balance Sheets or Statements of Operations.

   Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157")

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value when required under existing accounting standards. SFAS
No. 157 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, classified in three levels ("Level 1, 2 and 3") with the most observable input level being Level 1. The impact of changing of valuation methods to comply with SFAS No. 157 resulted in adjustments to actuarial liabilities, which were recorded as a decrease in net income of $14.3 million, net of tax, as of January 1, 2008.

   FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN No. 48")

In June 2006, the FASB issued FIN No. 48 which prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company's financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 retained earnings. Adoption of FIN No. 48 had no material impact on the Company's Balance Sheets at December 31, 2007 or Statements of Operations for the year ended December 31, 2007.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 1--Summary of Significant Accounting Policies - (continued)


   AICPA Statement of Position 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-01 as of January 1, 2007, there was no material impact to the Company's Balance Sheets or Statements of Operations.

Note 2--Investments

Fixed Maturities

The Company's investments in fixed maturities classified as available-for-sale are summarized below:

                                                                                December 31, 2008
                                                                 ------------------------------------------------
                                                                                    Gross      Gross
                                                                                  Unrealized Unrealized
                                                                 Amortized Cost     Gains      Losses   Fair Value
                                                                 ------------------------------------------------
Fixed maturities:
   Corporate securities.........................................    $339,083       $22,522     $2,728    $358,877
   Debt securities issued by foreign governments................       2,010            30          -       2,040
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies..................................     328,961        35,680         32     364,609
                                                                 ------------------------------------------------
   Total fixed maturities available-for-sale....................    $670,054       $58,232     $2,760    $725,526
                                                                 ------------------------------------------------

                                                                                December 31, 2007
                                                                 ------------------------------------------------
                                                                                    Gross      Gross
                                                                                  Unrealized Unrealized
                                                                  Amortized Cost    Gains      Losses   Fair Value
                                                                 ------------------------------------------------
Fixed maturities:
   Corporate securities.........................................    $212,563       $ 5,264     $   45    $217,782
   Debt securities issued by foreign governments................       8,596             7          5       8,598
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies..................................     289,163        13,142          -     302,305
                                                                 ------------------------------------------------
   Total fixed maturities available-for-sale....................    $510,322       $18,413     $   50    $528,685
                                                                 ------------------------------------------------

The amortized cost and fair value of fixed maturities at December 31, 2008, by contractual maturity, are shown below:

                                             Amortized Cost       Fair Value
                                            ------------------------------
    Fixed maturities:
    Due in one year or less................    $112,929            $113,314
    Due after one year through five years..     289,639             308,203
    Due after five years through ten years.     168,538             184,464
    Due after ten years....................      98,948             119,545
                                            ---------------       ----------
       Total...............................    $670,054            $725,526
                                            ---------------       ----------

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 2--Investments - (continued)


Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than- temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other-than-temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that our assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other-than-temporary impairments, and
(4) the risk that new information obtained by us or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

      Unrealized Losses on Fixed Maturity Securities -- By Investment Age

                                                                 Year ended December 31, 2008
                                                  -----------------------------------------------------------
                                                  Less than 12 months  12 months or more         Total
                                                  -----------------------------------------------------------
                                                  Carrying
                                                   Value   Unrealized Carrying Unrealized Carrying Unrealized
                                                             Losses    Value     Losses    Value     Losses
                                                  -----------------------------------------------------------
                                                  -----------------------------------------------------------
Corporate securities............................. $ 96,056   $2,728    $    -    $    -   $ 96,056   $2,728
U.S. Treasury securities and obligations of U.S.     9,984       32         -         -      9,984       32
  government corporations and agencies...........
                                                  -----------------------------------------------------------
Total............................................ $106,040   $2,760    $    -    $    -   $106,040   $2,760

                                                  -----------------------------------------------------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 2--Investments - (continued)


                                          Year ended December 31, 2007
                           -----------------------------------------------------------
                           Less than 12 months  12 months or more         Total
                           -----------------------------------------------------------
                           Carrying Unrealized Carrying Unrealized Carrying Unrealized
                            Value     Losses    Value     Losses    Value     Losses
                           -----------------------------------------------------------
                           -----------------------------------------------------------
Corporate securities......  $    -    $    -   $ 7,134     $45     $ 7,134     $45
Debt securities issued by        -         -     5,031       5       5,031       5
  foreign governments.....
                           -----------------------------------------------------------
Total.....................  $    -    $    -   $12,165     $50     $12,165     $50

                           -----------------------------------------------------------

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The Company did not hold any below investment grade fixed maturity securities at December 31, 2008 and December 31, 2007.

At December 31, 2008 and 2007, there were 37 and 5 fixed maturity securities with an aggregate gross unrealized loss of $2,760 and $50, respectively, of which the single largest unrealized loss was $472 and $20, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

There were no non-income producing available-for-sale securities for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $589 and $497 were on deposit with the State of New York as required by law.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 39% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2008 and 2007, total assets of JHIMS were $27,146 and $39,838, respectively, and total liabilities of JHIMS were $25,413 and $37,732, respectively. Income earned from the Company's investment in JHIMS was $136,734, $139,199, and $112,874 for the years ended December 31, 2008, 2007, and 2006, respectively, and is included in net investment income. For the years ended December 31, 2008, 2007, and 2006, net income of JHIMS was $350,370, $352,922, and $283,029, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 2--Investments - (continued)


Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                    Years ended December 31,
                                                  ---------------------------
                                                    2008     2007      2006
                                                  ---------------------------
Net investment income
   Fixed maturities.............................. $ 30,460 $ 26,682  $ 20,004
   Policy loans..................................    3,053    2,547     1,727
   Short-term investments........................    4,646    4,605     2,398
   Other (1).....................................  136,690  139,203   112,874
                                                  ---------------------------
   Gross investment income.......................  174,849  173,037   137,003

       Less investment expenses..................    1,270      677       809
                                                  ---------------------------

Net investment income............................ $173,579 $172,360  $136,194
                                                  ---------------------------

Net realized investment and other gains (losses)
   Fixed maturities.............................. $  5,788 $ (1,639) $ (2,554)
   Short-term investments........................        8        1         -
   Other.........................................    4,262   (4,111)     (103)
                                                  ---------------------------

Net realized investment and other gains (losses). $ 10,058 $ (5,749) $ (2,657)
                                                  ---------------------------

(1)Primarily represents income earned from the Company's investment in JHIMS.

Gross gains were realized on the sale of available-for-sale securities of $7,454, $443, and $0 for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $148, $0, and $1,131 for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $1,550, $2,082, and $1,562 for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Statements of Operations.

Note 3--Income Taxes

The Company joins with its affiliates in filing a consolidated tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3--Income Taxes - (continued)


The components of income taxes were as follows:

                                       Years ended December 31,
                                       --------------------------
                                         2008      2007    2006
                                       --------------------------
   Current taxes:
    Federal...........................    $9,672  $33,186 $37,581

   Deferred taxes:
    Federal...........................  (20,826)   15,075   2,322
                                       --------------------------

   Total income tax (benefit) expense. $(11,154)  $48,261 $39,903
                                       --------------------------

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                         Years ended December 31,
                                       ----------------------------
                                         2008       2007      2006
                                       ----------------------------

Tax at 35%............................  $(7,500)  $ 57,047  $39,331
Add (deduct):
 Prior year taxes.....................     2,986   (10,962)      (8)
 Dividends received deduction.........   (6,347)   (11,031)  (1,909)
 Unrecognized tax benefits............       168    13,798    2,411
 Other................................     (461)      (591)      78
                                       ----------------------------

   Total income tax (benefit) expense. $(11,154)  $ 48,261  $39,903
                                       ----------------------------

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                December 31,
                                              ------------------
                                                2008      2007
                                              ------------------
   Deferred tax assets:
    Differences in computing policy reserves. $107,681  $ 98,627
    Securities and other investments.........   79,130    12,881
    Unearned revenue.........................   14,681     6,319
    Other....................................    6,807     3,134
                                              ------------------
      Total deferred tax assets..............  208,299   120,961
                                              ------------------

   Deferred tax liabilities:
    Unrealized gains on investments..........   14,666     6,511
    Deferred policy acquisition costs........  170,874   119,002
    Reinsurance..............................   67,823    55,890
    Deferred sales inducements...............   15,966    12,983
                                              ------------------
      Total deferred tax liabilities.........  269,329   194,386
                                              ------------------

        Net deferred tax liabilities.........  $61,030  $ 73,425
                                              ------------------

At December 31, 2008 and December 31, 2007 the Company had $0 of operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 3--Income Taxes - (continued)


The Company made income tax payments of $32,024 and $32,462 in 2008 and 2007, respectively. The Company received an income tax refund of $492 in 2006.

The Company files income tax returns in the U.S. federal jurisdiction and in New York. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2003.

The Internal Revenue Service ("IRS") completed its examinations for years 1998 through 2003 on December 31, 2005. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The issues under protest were resolved in the third quarter of 2008 and the results of that resolution are reflected in these statements. The IRS commenced an examination of the Company's income tax returns for years 2004 through 2005 in the third quarter of 2007. It is anticipated that the examination will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                December 31,
                                                               ----------------
                                                                2008     2007
                                                               ----------------
 Balance, beginning of year................................... $16,208  $ 7,322
 Additions based on tax positions related to the current year.   3,366    4,704
 (Reductions) additions for tax positions of prior years...... (3,198)    4,182
                                                               ----------------
 Balance, end of year......................................... $16,376  $16,208
                                                               ----------------

Included in the balance as of December 31, 2008 and 2007, respectively are $16,376 and $16,208 of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2008, are $0 of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $(846), $845, and $354 in interest expense, respectively. The Company had approximately $353 and $1,199 accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 4--Related Party Transactions

Service Agreements

The Company has formal service agreements with MLI and JHUSA. Under these agreements, the Company will pay direct investment and operating expenses incurred by MLI and JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment accounting, and certain other administrative services and are billed based on intercompany cost allocations. Pursuant to an administrative services agreement effective for 2001 and beyond, all intercompany services are billed through JHUSA to the Company. Pursuant to an investment services agreement, all investment services are billed directly by MLI to the Company. Costs incurred under the agreements were $47,236, $44,939, and $38,088 for the years ended December 31, 2008, 2007, and 2006, respectively. As of December 31, 2008 and December 31, 2007, the Company had accrued payables of $8,663 and $14,908, respectively.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 4--Related Party Transactions - (continued)


Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Capital Stock Transactions

On December 24, 2008, the Company issued one share of common stock to JHUSA for $300 million in cash.

Other

John Hancock Distributors, LLC, a wholly owned subsidiary of JHUSA, is the exclusive distributor of all variable annuity, variable life, and group pension contracts issued by the Company. For the years ended December 31, 2008, 2007, and 2006, the Company was billed underwriting commissions of $138,198, $138,822, and $106,609, respectively. The Company had accrued payables for services provided of $3,591 and $4,383 at December 31, 2008 and 2007, respectively.

The Company had a receivable from JHIMS relating to distributions of $8,907 and $10,585, which was included in accrued investment income at December 31, 2008 and 2007, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreements effective November 13, 2007. The Company had $66,091 and $21,795 invested in this pool at December 31, 2008 and 2007, respectively.

Note 5--Reinsurance

The effect of reinsurance on life premiums written and earned was as follows:

                                     Years ended December 31,
                    ----------------------------------------------------------
                           2008                2007                2006
                    ----------------------------------------------------------
                         Premiums            Premiums            Premiums
                     Written   Earned    Written   Earned    Written   Earned
                    ----------------------------------------------------------

Direct............. $ 69,263  $ 70,116  $ 34,919  $ 35,035  $ 18,448  $ 18,693

Ceded..............  (52,222)  (52,222)  (29,659)  (29,659)  (18,529)  (18,529)
                    ----------------------------------------------------------
 Net life premiums. $ 17,041  $ 17,894  $  5,260  $  5,376  $    (81) $    164
                    ----------------------------------------------------------

At December 31, 2008, the Company had treaties with twenty-two reinsurers (twenty non-affiliated and two affiliated). The per policy life risk retained by the Company is capped at a maximum of $100. In 2008, recoveries under these agreements totaled $28,010 on $35,001 of death claims. In 2007, recoveries under these agreements totaled $14,008 on $17,180 of death claims. In 2006, recoveries under these agreements totaled $2,204 on $3,911 of death claims.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 6--Pension and Other Postretirement Benefit Plans

The Company participates in a funded qualified defined benefit plan (the "Plan"), which is sponsored by an affiliate, John Hancock Financial Services, Inc. ("JHFS"). Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits are provided based upon length of service and final average compensation. As of July 1,1998, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered employees. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2008, 2007, and 2006, respectively.

The Company also participates in unfunded non-qualified defined benefit plans, which provide supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code, for certain employees. The non-qualified defined benefit plans are sponsored by JHFS.

The Company participates in postretirement medical and life insurance benefit plans for its retired employees and their spouses, which are sponsored by JHFS. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plans' provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The employee welfare plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company participates in a qualified defined contribution plan sponsored by JHFS. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2008, 2007, and 2006.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 7--Commitments and Legal Proceedings

Commitments. The Company leases office space under operating lease agreements, which will expire in March of 2010. Rental expenses were $75, $75, and $94 for the years ended December 31, 2008, 2007, and 2006, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

                                                 Operating
                                                  Leases
                                                 ---------

                   2009.........................    $73
                   2010.........................     18
                                                 ---------
                   Total minimum lease payments.    $91
                                                 ---------

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the New York Insurance Department, the New York Attorney General, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

Note 8--Shareholder's Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by JHUSA, the parent.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

                                                                        Accumulated
                                                        Net Unrealized     Other
                                                          Investment   Comprehensive
                                                        Gains (Losses)    Income
                                                        ----------------------------

Balance at January 1, 2006.............................     $   69        $   69
Gross unrealized investment gains (net of deferred
 income tax expense of $242)...........................        451           451
Reclassification adjustment for losses realized in net
 income (net of income tax benefit of $396)............        735           735
Adjustment for deferred policy acquisition costs and
 deferred sales inducements (net of deferred income
 tax benefit of $122)..................................       (228)         (228)
                                                        ----------------------------
Net unrealized investment gains........................        958           958
                                                        ----------------------------
Balance at December 31, 2006...........................     $1,027        $1,027
                                                        ----------------------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8--Shareholder's Equity - (continued)


                                                                Net        Accumulated
                                                            Unrealized        Other
                                                            Investment    Comprehensive
                                                           Gains (Losses)    Income
                                                          -----------------------------

Balance at January 1, 2007...............................     $ 1,027        $ 1,027
Gross unrealized investment gains (net of deferred
 income tax expense of $6,194)...........................      11,503         11,503
Reclassification adjustment for gains realized in net
 income (net of income tax expense of $155)..............        (288)          (288)
Adjustment for deferred policy acquisition costs and
 deferred sales inducements (net of deferred income
 tax benefit of $327)....................................        (608)          (608)
                                                          -----------------------------
Net unrealized investment gains..........................      10,607         10,607
                                                          -----------------------------
Balance at December 31, 2007.............................     $11,634        $11,634
                                                          -----------------------------

Gross unrealized investment gains (net of deferred
 income tax expense of $15,483)..........................     $28,753        $28,753
Reclassification adjustment for gains realized in net
 income (net of income tax expense of $2,557)............      (4,749)        (4,749)
Adjustment for deferred policy acquisition costs,
 deferred sales inducements and unearned revenue
 liability (net of deferred income tax benefit of
 $2,971).................................................      (5,514)        (5,514)
Adjustment for policyholder liabilities (net of deferred
 income tax benefit of $1,554)...........................      (2,887)        (2,887)
                                                          -----------------------------
Net unrealized investment gains..........................      15,603         15,603
                                                          -----------------------------
Balance at December 31, 2008.............................     $27,237        $27,237
                                                          -----------------------------

Net unrealized investment gains (losses) included on the Company's Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                       December 31,
                                                                                -------------------------
                                                                                  2008      2007    2006
                                                                                -------------------------
Balance, end of year comprises:
 Unrealized investment gains on:
   Fixed maturities............................................................ $ 55,472  $18,363  $  564
   Short-term and other investments............................................       62      241     786
                                                                                -------------------------
 Total.........................................................................   55,534   18,604   1,350

Amounts of unrealized investment (losses) gains attributable to:
   Deferred policy acquisition costs, deferred sales inducements and unearned
     revenue liability.........................................................   (9,190)    (705)    230
   Policyholder liabilities....................................................   (4,441)       -       -
   Deferred income taxes.......................................................  (14,666)  (6,265)   (553)
                                                                                -------------------------
 Total.........................................................................  (28,297)  (6,970)   (323)
                                                                                -------------------------

Net unrealized investment gains................................................ $ 27,237  $11,634  $1,027
                                                                                -------------------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 8--Shareholder's Equity - (continued)


Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is New York.

The Company's statutory net (loss) income for the years ended December 31, 2008, 2007, and 2006 was $(329,444) (unaudited), $66,248, and $55,395, respectively.

The Company's statutory capital and surplus as of December 31, 2008 and 2007 was $218,287 (unaudited) and $223,839, respectively.

There was a prescribed practice for the year ended December 31, 2008. Additional reserves for guaranteed benefits on variable annuities pursuant to State of New York Regulation 128 of $236,100 were recorded. This reserve adjustment reduced statutory operating income and surplus by $153,465, net of tax. This required adjustment reduced statutory operations and surplus by an amount in excess of the amount required as defined by The National Association of Insurance Commissioners Accounting Practices and Procedures.

Under New York insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Superintendent of Insurance (the "Superintendent"). New York law also limits the aggregate amount of dividends an insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of
(i) 10% of its statutory policyholders' surplus as of the immediately preceding calendar year or (ii) the company's statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains, if such insurer is a life company.

Note 9--Capital Maintenance Agreement

Pursuant to a capital maintenance agreement and subject to regulatory approval, MLI has agreed to maintain the Company's statutory capital and surplus at a specified level and to ensure that sufficient funds are available for the timely payment of contractual obligations.

Note 10--Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and
(3) Corporate.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and group pension contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1--Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 10--Segment Information - (continued)


The following table summarizes selected financial information by segment for the periods indicated:

                                                                                    Wealth
                                                                       Protection Management  Corporate    Total
                                                                       -------------------------------------------
2008
                                                                       -------------------------------------------
    Revenues from external customers..................................  $ 82,549  $   98,123  $     (1) $  180,671
    Net investment income.............................................    11,807      23,333   138,439     173,579
    Net realized investment and other gains (losses)..................    10,408         781    (1,131)     10,058
                                                                       -------------------------------------------
    Revenues..........................................................  $104,764  $  122,237  $137,307  $  364,308
                                                                       -------------------------------------------

    Net (loss) income.................................................  $ (5,102) $  (90,670) $ 85,499  $  (10,273)
                                                                       -------------------------------------------

Supplemental Information:
    Equity in net income of investees accounted for by the equity
     method...........................................................  $    214  $   21,188  $115,332  $  136,734
    Carrying value of investments accounted for under the equity
     method...........................................................         -           -       800         800
    Amortization of deferred policy acquisition costs and deferred
     sales inducements................................................    (8,081)    (27,010)        -     (35,091)
    Income tax (benefit) expense......................................    (2,975)    (59,430)   51,251     (11,154)
    Segment assets....................................................  $613,523  $5,370,457  $951,987  $6,935,967

                                                                                    Wealth
                                                                       Protection Management  Corporate    Total
                                                                       -------------------------------------------
2007
                                                                       -------------------------------------------
    Revenues from external customers..................................  $ 61,435  $   98,318  $     (1) $  159,752
    Net investment income.............................................     6,925      30,190   135,245     172,360
    Net realized investment and other (losses) gains..................    (5,132)        180      (797)     (5,749)
                                                                       -------------------------------------------
    Revenues..........................................................  $ 63,228  $  128,688  $134,447  $  326,363
                                                                       -------------------------------------------

    Net income........................................................  $  5,318  $   16,335  $ 93,076  $  114,729
                                                                       -------------------------------------------

Supplemental Information:
    Equity in net income of investees accounted for by the equity
     method...........................................................  $    165  $   21,582  $117,452  $  139,199
    Carrying value of investments accounted for under the equity
     method...........................................................         -           -       800         800
    Amortization of deferred policy acquisition costs and deferred
     sales inducements................................................    14,838      23,422         -      38,260
    Income tax expense................................................     2,776       5,826    39,659      48,261
    Segment assets....................................................  $429,618  $6,859,426  $536,585  $7,825,629

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 10--Segment Information - (continued)


                                                                                                     Wealth
                                                                                        Protection Management Corporate   Total
                                                                                      ------------------------------------------
2006
                                                                                      ------------------------------------------
   Revenues from external customers..................................................   $35,299     $ 75,583  $      -  $110,882
   Net investment income.............................................................     4,497       25,611   106,086   136,194
   Net realized investment and other losses..........................................    (1,677)        (190)     (790)   (2,657)
                                                                                      ------------------------------------------
   Revenues..........................................................................   $38,119     $101,004  $105,296  $244,419
                                                                                      ------------------------------------------

   Net (loss) income.................................................................   $(2,510)    $  6,724  $ 68,259  $ 72,473
                                                                                      ------------------------------------------

Supplemental Information:
   Equity in net income of investees accounted for by the equity method..............   $    98     $ 17,034  $ 95,742  $112,874
   Carrying value of investments accounted for under the equity method...............         -            -       800       800
   Amortization of deferred policy acquisition costs and deferred sales inducements..    24,353       37,487         -    61,840
   Income tax (benefit) expense......................................................      (964)       3,502    37,365    39,903

The Company operates primarily in the United States and has no reportable major customers.

Note 11--Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                              December 31,
                                               -------------------------------------------
                                                       2008                  2007
                                               -------------------------------------------
                                                Carrying    Fair      Carrying    Fair
                                                 Value      Value      Value      Value
                                               -------------------------------------------
Assets:
  Fixed maturities:
   Available-for-sale......................... $  725,526 $  725,526 $  528,685 $  528,685
  Policy loans................................     43,226     43,226     35,092     35,092
  Short-term investments......................    514,258    514,258    194,215    194,215
  Cash and cash equivalents...................     63,746     63,746     33,093     33,093
  Embedded derivatives........................     40,182     40,182     19,959     19,959
  Separate account assets.....................  4,864,500  4,864,500  6,513,671  6,513,671

Liabilities:
  Fixed rate deferred and immediate annuities.     66,067     65,650     53,833     53,726
  Embedded derivatives........................    275,495    275,495     48,246     48,246

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure. .. Financial Instruments Measured at Fair Value and Reported in the Balance
   Sheets--This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


.. Other Financial Instruments not Reported at Fair Value - This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

Policy loans - These loans are carried at unpaid principal balances, which approximates their fair values.

Cash and cash equivalents - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities - The fair value of these financial instruments are estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

.. Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include separate account assets.

.. Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and short-term investments are classified within Level 2.

.. Level 3 - Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, Government of Canada, provincial and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Embedded Derivatives

As defined in SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133") and Statement of Position ("SOP 03-1"), Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, the Company holds assets and liabilities classified as embedded derivatives, which are reported separately on the balance sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB").

Embedded derivatives are recorded in financial statements at fair value, separately from their host contract, and the change in their fair value is reflected in benefits to policyholders. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity's own credit risk.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the balance sheets in accordance with SOP 03-1. The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include: investments in mutual funds, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values ("NAV"). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments, and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008.

                                                December 31, 2008
                                    -----------------------------------------
                                    -----------------------------------------
                                      Total
                                    Fair Value  Level 1    Level 2   Level 3
                                    -----------------------------------------
   Assets:
    Fixed maturities:
      Available-for-sale........... $  725,526 $        - $  725,526 $      -
    Short-term investments.........    514,258          -    514,258        -
    Separate account assets (1)....  4,864,500  4,864,500          -        -
    Embedded derivatives...........     40,182          -          -   40,182
                                    -----------------------------------------
   Total assets at fair value...... $6,144,466 $4,864,500 $1,239,784 $ 40,182
                                    -----------------------------------------

   Liabilities:
    Embedded derivatives........... $  275,495 $        - $        - $275,495
                                    -----------------------------------------
   Total liabilities at fair value. $  275,495 $        - $        - $275,495
                                    -----------------------------------------

(1) Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 11--Fair Value of Financial Instruments - (continued)


Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

                                                                                      Net
                                                                                   Embedded
                                                                                  Derivatives
                                                                                   ---------
Balance at January 1, 2008.......................................................  $ (28,287)
 Net realized/unrealized gains (losses) included in:
   Net income (1)................................................................   (207,026)
   Other comprehensive income....................................................          -
 Purchases, issuances, (sales) and (settlements), net............................          -
 Transfers in and/or (out) of Level 3, net (2)...................................          -
                                                                                   ---------
Balance at December 31, 2008.....................................................  $(235,313)
                                                                                   ---------

Gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at
  December 31, 2008..............................................................  $(207,026)
                                                                                   ---------

(1) This amount is included in benefits to policyholders on the statement of operations. All gains and losses on level 3 liabilities are classified as realized gains (losses) for the purpose of this disclosure because it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

(2) For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.

Financial Instruments Measured at Fair Value on a Non Recurring Basis

Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 12--Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Statements of Operations. In 2008 and 2007, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12--Certain Separate Accounts - (continued)


The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                                   December 31,
                                                             --------------------
                                                             2008               2007
                                                             --------------------
                                                             (in millions, except for age)
          Life insurance contracts with guaranteed benefits
           In the event of death
           Account value.................................... $24                $18
           Net amount at risk related to deposits...........   5                  5
           Average attained age of contract holders.........  43                 41

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either
(a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with Guaranteed Minimum Income Benefit ("GMIB") riders from 2001 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals.

Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Reinsurance has been utilized to mitigate risk related to some of the GMDB and GMIB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12--Certain Separate Accounts - (continued)


The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                                                                             December 31,
                                                                     -----------------------
                                                                      2008               2007
                                                                     -----------------------
                                                                     (in millions, except for ages)
Guaranteed Minimum Death Benefit
 Return of net deposits
 In the event of death
   Account value.................................................... $1,078             $1,259
   Net amount at risk- net of reinsurance...........................    328                  3
   Average attained age of contract holders.........................     57                 58

 Highest specified anniversary account value minus withdrawals post anniversary
 In the event of death
   Account value.................................................... $2,322             $3,348
   Net amount at risk- net of reinsurance...........................    656                 40
   Average attained age of contract holders.........................     57                 57

Guaranteed Minimum Income Benefit
   Account value.................................................... $  401             $  675
   Net amount at risk- net of reinsurance...........................      -                  -
   Average attained age of contract holders.........................     53                 52

Guaranteed Minimum Withdrawal Benefit
   Account value.................................................... $2,075             $2,514
   Net amount at risk...............................................    860                  9
   Average attained age of contract holders.........................     56                 54

Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                                            December 31,
                                            -------------
                                             2008   2007
                                            -------------
                                            (in millions)
                      Type of Fund
                      Domestic Equity...... $  681 $1,210
                      International Equity.    169    255
                      Balanced.............  1,899  2,451
                      Bonds................    298    410
                      Money Market.........    155     83
                                            -------------
                         Total............. $3,202 $4,409
                                            -------------

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 12--Certain Separate Accounts - (continued)


The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                        Guaranteed Guaranteed Guaranteed
                                         Minimum    Minimum    Minimum
                                          Death      Income   Withdrawal
                                         Benefit    Benefit    Benefit
                                          (GMDB)     (GMIB)     (GMWB)   Total
                                    -----------------------------------------
                                                  (in millions)
  Balance at January 1, 2008.......      $11          $  4       $ 48    $ 63
  Incurred guarantee benefits......       (8)            -          -      (8)
  Other reserve changes............       33             8        229     270
                                    -----------------------------------------
  Balance at December 31, 2008.....       36            12        277     325
  Reinsurance recoverable..........       (1)          (40)         -     (41)
                                    -----------------------------------------
  Net balance at December 31, 2008.      $35          $(28)      $277    $284
                                    -----------------------------------------

  Balance at January 1, 2007.......      $10          $  2       $  6    $ 18
  Incurred guarantee benefits......       (3)            -          -      (3)
  Other reserve changes............        4             2         42      48
                                    -----------------------------------------
  Balance at December 31, 2007.....       11             4         48      63
  Reinsurance recoverable..........        -           (20)         -     (20)
                                    -----------------------------------------
  Net balance at December 31, 2007.      $11          $(16)      $ 48    $ 43
                                    -----------------------------------------

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life portion of the GMWB reserves were determined in accordance with SOP 03-1, and the GMIB reinsurance recoverable and GMWB gross reserve were determined in accordance with SFAS No. 133.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

  . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS No. 133 calculations, risk neutral scenarios were used.

  . For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

  . Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for SFAS No. 133 calculations.

  . Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

  . Annuity base lapse rates vary by contract type, rider type, commission type and duration. The base lapse rates ranges from 2% to 41.5%.

  . The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the SOP 03-1 calculations. The discount rates used for SFAS No. 133 calculations is based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

                JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Note 13--Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                         December 31,
                                                      ------------------
                                                        2008      2007
                                                      ------------------
    Balance, beginning of year....................... $394,160  $299,620
    Capitalization...................................  134,192   130,139
    Amortization (1).................................   34,804   (34,784)
    Change in unrealized investment gains and losses.   (9,805)     (815)
                                                      ------------------
    Balance, end of year............................. $553,351  $394,160
                                                      ------------------

The balance of and changes in deferred sales inducements ("DSI") as of and for the years ended December 31, were as follows:

                                                          December 31,
                                                        ---------------
                                                         2008     2007
                                                        ---------------
      Balance, beginning of year....................... $37,094 $31,645
      Capitalization...................................   8,308   9,046
      Amortization (1).................................     287  (3,476)
      Change in unrealized investment gains and losses.      14    (121)
                                                        ---------------
      Balance, end of year............................. $45,703 $37,094
                                                        ---------------

(1) In 2008, DAC & DSI amortization includes significant unlocking due to the impact of lower estimated gross profit arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

Note 14--Subsequent Event

Capital Stock Transactions

On March 30, 2009, the Company received a capital contribution of $300 million in the form of cash and fixed maturities from JHUSA in exchange for one share of common stock.

                                 AUDITED FINANCIAL STATEMENTS

                                 John Hancock Life Insurance Company of New York Separate Account A
                                 December 31, 2008

                 John Hancock Life Insurance Company of New York
                               Separate Account A

                          Audited Financial Statements

                                December 31, 2008

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm ........................................................    1
Statement of Assets and Liabilities .......................................    4
Statement of Operations and Changes in Contract Owners' Equity ............   27
Notes to Financial Statements .............................................   75

                              (ERNST & YOUNG LOGO)

                                                            Ernst & Young LLP
                                                            200 Clarendon Street
                                                            Boston MA 02116

                                                            Tel +617 266 2000
                                                            Fax +617 266 5843
                                                            www.ey.com

              REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company of New York Separate Account A

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company of New York Separate Account A, the "Account," comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series II
American Asset High-Income Bond Series II
American Blue-Chip Income & Growth Series II
American Bond Series II
American Century - Small Company Series II
American Fundamental Holdings Series II
American Global Diversification Series II
American Global Growth Series II
American Global Small Capitalization Series II
American Growth Series II
American Growth-Income Series II
American International Series II
American New World Series II
Blue Chip Growth Series I
Blue Chip Growth Series II
Bond Index Trust A Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
CGTC Overseas Equity Series II
Core Allocation Plus Series II
Disciplined Diversification Series II
Emerging Small Company Series I
Emerging Small Company Series II
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation Series I
Global Allocation Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
Income & Value Series I
Income & Value Series II
Index Allocation Series II
International Core Series I
International Core Series II
International Equity Index B Series NAV
International Small Cap Series I
International Small Cap Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
John Hancock International Equity Index Series I
John Hancock International Equity Index Series II
John Hancock Strategic Income Series II
Large Cap Value Series I
Large Cap Value Series II

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
LMFC Core Equity Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Intersection Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Cap Value Series I
Mid Cap Value Series II
Money Market B Series NAV
Money Market Series I
Money Market Series II
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
Pacific Rim Series I
Pacific Rim Series II
PIM Classic Value Series II
PIMCO VIT All Asset Series II
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Scudder Equity Index 500 - B
Scudder Fixed Income - B
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Company Value Series I
Small Company Value Series II
Strategic Bond Series I
Strategic Bond Series II
T Rowe Price Mid Value Series II
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
U.S. Large Cap Value Series I
U.S. Large Cap Value Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

as of December 31, 2008, and the related statement of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the Dynamic Growth Series I, Dynamic Growth Series II, Emerging Growth Series II, Independence Investment LLC Small Cap Series II, Quantitative Mid Cap Series I, Quantitative Mid Cap Series II, U.S. Core Series I, U.S. Core Series II, U.S. Global Leaders Growth Series I, U.S. Global Leaders Growth Series II sub-accounts (the "closed sub-accounts") for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account A at December 31, 2008, and the results of their and the closed sub-accounts' operations and changes in contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                        (Ernst & Young LLP)

March 31, 2009

                                   A member firm of Ernst & Young Global Limited

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                      500 Index                             Active       Active      All Cap
                                       Fund B     500 Index   500 Index      Bond         Bond        Core
                                     Series NAV   Series I    Series II    Series I    Series II    Series I
                                     ----------  ----------  -----------  ----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $5,063,456  $3,518,293  $ 9,530,651  $4,758,793  $39,614,593  $3,536,341
                                     ==========  ==========  ===========  ==========  ===========  ==========
NET ASSETS
Contracts in accumulation            $5,063,456  $3,518,293  $ 9,530,651  $4,758,793  $39,614,593  $3,536,341
Contracts in payout (annuitization)
                                     ----------  ----------  -----------  ----------  -----------  ----------
Total net assets                     $5,063,456  $3,518,293  $ 9,530,651  $4,758,793  $39,614,593  $3,536,341
                                     ==========  ==========  ===========  ==========  ===========  ==========
Units outstanding                       669,110     463,723      939,686     408,746    3,429,685     330,382
Unit value                           $     7.57  $     7.59  $     10.14  $    11.64  $     11.55  $    10.70
Shares                                  450,485     447,051    1,215,644     601,617    5,001,842     302,510
Cost                                 $8,345,819  $5,000,052  $13,431,213  $5,712,379  $47,642,280  $4,202,167

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                   American
                                       All Cap     All Cap     All Cap     All Cap     All Cap      Asset
                                        Core       Growth      Growth       Value       Value     Allocation
                                      Series II   Series I    Series II   Series I    Series II   Series II
                                     ----------  ----------  ----------  ----------  ----------  -----------
TOTAL ASSETS
Investments at fair value            $  948,320  $6,282,436  $1,664,489  $1,688,589  $4,413,617  $60,762,630
                                     ==========  ==========  ==========  ==========  ==========  ===========
NET ASSETS
Contracts in accumulation            $  948,320  $6,282,436  $1,664,489  $1,688,589  $4,413,617  $60,762,630
Contracts in payout (annuitization)
                                     ----------  ----------  ----------  ----------  ----------  -----------
Total net assets                     $  948,320  $6,282,436  $1,664,489  $1,688,589  $4,413,617  $60,762,630
                                     ==========  ==========  ==========  ==========  ==========  ===========
Units outstanding                        85,829     603,763     179,605     141,423     347,725    7,028,589
Unit value                           $    11.05  $    10.41  $     9.27  $    11.94  $    12.69  $      8.65
Shares                                   81,261     544,405     145,625     300,461     786,741    7,190,844
Cost                                 $1,477,159  $7,834,981  $2,328,688  $2,948,682  $7,965,950  $81,627,655

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       American     American                 American
                                        Asset      Blue-Chip                Century -    American       American
                                     High-Income    Income &     American     Small    Fundamental       Global
                                         Bond        Growth        Bond      Company     Holdings   Diversification
                                      Series II    Series II    Series II   Series II   Series II      Series II
                                     -----------  -----------  -----------  ---------  -----------  ---------------
TOTAL ASSETS
Investments at fair value             $2,454,448  $ 9,404,787  $79,418,533   $ 77,674  $46,181,079    $37,908,269
                                      ==========  ===========  ===========   ========  ===========    ===========
NET ASSETS
Contracts in accumulation             $2,454,448  $ 9,404,787  $79,418,533   $ 77,674  $46,181,079    $37,908,269
Contracts in payout (annuitization)
                                      ----------  -----------  -----------   --------  -----------    -----------
Total net assets                      $2,454,448  $ 9,404,787  $79,418,533   $ 77,674  $46,181,079    $37,908,269
                                      ==========  ===========  ===========   ========  ===========    ===========
Units outstanding                        275,706      763,674    6,802,117      9,272    5,407,548      4,707,054
Unit value                            $     8.90  $     12.32  $     11.68   $   8.38  $      8.54    $      8.05
Shares                                   314,270    1,061,489    7,422,293     12,290    6,060,509      5,384,697
Cost                                  $3,510,749  $16,292,304  $95,806,821   $163,522  $60,777,302    $53,538,761

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                       American
                                        American     Global Small     American       American       American     American
                                     Global Growth  Capitalization     Growth     Growth-Income  International   New World
                                       Series II       Series II      Series II     Series II      Series II     Series II
                                     -------------  --------------  ------------  -------------  -------------  ----------
TOTAL ASSETS
Investments at fair value             $10,288,665     $3,272,007    $112,969,120   $101,639,220   $ 67,146,164  $2,692,645
                                      ===========     ==========    ============   ============   ============  ==========
NET ASSETS
Contracts in accumulation             $10,288,665     $3,272,007    $112,969,120   $101,639,220   $ 67,146,164  $2,692,645
Contracts in payout (annuitization)
                                      -----------     ----------    ------------   ------------   ------------  ----------
Total net assets                      $10,288,665     $3,272,007    $112,969,120   $101,639,220   $ 67,146,164  $2,692,645
                                      ===========     ==========    ============   ============   ============  ==========
Units outstanding                       1,289,271        533,124       9,718,275      8,827,121      4,270,613     319,955
Unit value                            $      7.98     $     6.14    $      11.62   $      11.51   $      15.72  $     8.42
Shares                                  1,325,859        542,622       9,755,537      8,822,849      4,695,536     330,386
Cost                                  $16,479,592     $6,340,529    $184,964,367   $157,474,346   $104,288,338  $4,333,578

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                          Capital
                                      Blue Chip    Blue Chip   Bond Index     Capital       Capital    Appreciation
                                        Growth      Growth       Trust A   Appreciation  Appreciation      Value
                                       Series I    Series II    Series II    Series I      Series II     Series II
                                     -----------  -----------  ----------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $19,670,801  $13,137,864   $399,923    $6,119,051    $6,326,044    $8,219,866
                                     ===========  ===========   ========    ==========    ==========    ==========
NET ASSETS
Contracts in accumulation            $19,635,628  $13,137,864   $399,923    $6,119,051    $6,326,044    $8,219,866
Contracts in payout (annuitization)       35,173
                                     -----------  -----------   --------    ----------    ----------    ----------
Total net assets                     $19,670,801  $13,137,864   $399,923    $6,119,051    $6,326,044    $8,219,866
                                     ===========  ===========   ========    ==========    ==========    ==========
Units outstanding                      1,660,613    1,372,983     29,789       966,431       642,374       907,608
Unit value                           $     11.85  $      9.57   $  13.43    $     6.33    $     9.85    $     9.06
Shares                                 1,608,406    1,075,992     29,867       975,925     1,017,049       911,293
Cost                                 $26,276,785  $18,884,146   $389,927    $8,641,506    $8,942,077    $8,853,401

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                     CGTC Overseas  Core Allocation    Disciplined       Emerging      Emerging
                                         Equity          Plus        Diversification  Small Company  Small Company  Equity-Income
                                       Series II       Series II        Series II        Series I      Series II      Series I
                                     -------------  ---------------  ---------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value               $293,790       $2,846,717       $3,705,588      $2,064,775     $2,200,663    $28,857,740
                                        ========       ==========       ==========      ==========     ==========    ===========
NET ASSETS
Contracts in accumulation               $293,790       $2,846,717       $3,705,588      $2,064,775     $2,200,663    $28,837,908
Contracts in payout (annuitization)                                                                                       19,832
                                        --------       ----------       ----------      ----------     ----------    -----------
Total net assets                        $293,790       $2,846,717       $3,705,588      $2,064,775     $2,200,663    $28,857,740
                                        ========       ==========       ==========      ==========     ==========    ===========
Units outstanding                         26,214          325,588          405,906         228,801        250,521      1,451,326
Unit value                              $  11.21       $     8.74       $     9.13      $     9.02     $     8.78    $     19.88
Shares                                    39,382          334,908          415,891         148,652        160,867      2,897,363
Cost                                    $528,733       $3,115,290       $4,110,908      $3,804,614     $4,125,958    $44,574,306

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                     Financial   Financial    Founding    Fundamental  Fundamental
                                     Equity-Income   Services     Services   Allocation      Value        Value
                                       Series II     Series I    Series II   Series II      Series I    Series II
                                     -------------  ----------  ----------  ------------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $20,118,933   $  630,568  $2,732,639  $ 76,268,731  $29,695,069  $30,994,645
                                      ===========   ==========  ==========  ============  ===========  ===========
NET ASSETS
Contracts in accumulation             $20,118,933   $  630,568  $2,732,639  $ 76,268,731  $29,690,836  $30,994,645
Contracts in payout (annuitization)                                                             4,233
                                      -----------   ----------  ----------  ------------  -----------  -----------
Total net assets                      $20,118,933   $  630,568  $2,732,639  $ 76,268,731  $29,695,069  $30,994,645
                                      ===========   ==========  ==========  ============  ===========  ===========
Units outstanding                       1,832,651       72,690     294,472    10,027,323    2,964,566    2,935,029
Unit value                            $     10.98   $     8.67  $     9.28  $       7.61  $     10.02  $     10.56
Shares                                  2,026,076       83,741     363,867    10,334,516    3,033,204    3,172,430
Cost                                  $32,668,573   $1,156,635  $5,266,536  $114,279,379  $32,372,155  $45,670,079

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Global       Global      Global       Global       Global      Global
                                     Allocation   Allocation     Bond         Bond        Trust       Trust
                                      Series I    Series II    Series I    Series II     Series I    Series II
                                     ----------  -----------  ----------  -----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $1,115,415  $11,733,759  $4,729,368  $17,079,427  $ 8,859,858  $4,287,733
                                     ==========  ===========  ==========  ===========  ===========  ==========
NET ASSETS
Contracts in accumulation            $1,115,415  $11,733,759  $4,729,368  $17,079,427  $ 8,852,292  $4,287,733
Contracts in payout (annuitization)                                                          7,566
                                     ----------  -----------  ----------  -----------  -----------  ----------
Total net assets                     $1,115,415  $11,733,759  $4,729,368  $17,079,427  $ 8,859,858  $4,287,733
                                     ==========  ===========  ==========  ===========  ===========  ==========
Units outstanding                       132,650    1,138,534     205,667    1,046,271      485,555     386,248
Unit value                           $     8.41  $     10.31  $    23.00  $     16.32  $     18.25  $    11.10
Shares                                  163,551    1,728,094     327,519    1,188,547      840,594     407,967
Cost                                 $1,766,572  $19,712,480  $5,000,700  $17,929,599  $12,235,590  $7,147,269

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                     Health Sciences  Health Sciences  High Income   High Yield  High Yield   Income & Value
                                         Series I        Series II      Series II     Series I    Series II      Series I
                                     ---------------  ---------------  -----------  -----------  -----------  --------------
TOTAL ASSETS
Investments at fair value               $1,939,599       $5,750,862      $ 56,516    $3,432,515   $5,991,212    $ 8,990,613
                                        ==========       ==========      ========    ==========   ==========    ===========

NET ASSETS
Contracts in accumulation               $1,939,599       $5,750,862      $ 56,516    $3,426,963   $5,989,063    $ 8,981,083
Contracts in payout (annuitization)                                                       5,552        2,149          9,530
                                        ----------       ----------      --------    ----------   ----------    -----------
Total net assets                        $1,939,599       $5,750,862      $ 56,516    $3,432,515   $5,991,212    $ 8,990,613
                                        ==========       ==========      ========    ==========   ==========    ===========
Units outstanding                          141,062          393,557         8,816       321,813      513,029        564,819
Unit value                              $    13.75       $    14.61      $   6.41    $    10.67   $    11.68    $     15.92
Shares                                     187,401          564,918         9,661       582,770    1,010,322      1,257,428
Cost                                    $2,671,796       $8,220,271      $ 83,441    $5,152,161   $8,785,632    $12,760,696

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                International
                                                        Index     International  International      Equity     International
                                     Income & Value   Allocation       Core          Core          Index B       Small Cap
                                       Series II      Series II      Series I      Series II     Series NAV      Series I
                                     --------------  -----------  -------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value              $5,208,833    $35,247,642    $2,367,002     $1,589,908     $2,216,387     $2,774,272
                                       ==========    ===========    ==========     ==========     ==========     ==========

NET ASSETS
Contracts in accumulation              $5,208,833    $35,247,642    $2,361,269     $1,589,908     $2,216,387     $2,773,785
Contracts in payout (annuitization)                                      5,733                                          487
                                       ----------    -----------    ----------     ----------     ----------     ----------
Total net assets                       $5,208,833    $35,247,642    $2,367,002     $1,589,908     $2,216,387     $2,774,272
                                       ==========    ===========    ==========     ==========     ==========     ==========

Units outstanding                         489,710      3,460,841       215,174        123,749        307,630        255,352
Unit value                             $    10.64    $     10.18    $    11.00     $    12.85     $     7.20     $    10.86

Shares                                    731,577      3,633,777       291,503        194,603        198,601        332,647
Cost                                   $7,761,558    $47,468,166    $3,681,046     $2,692,108     $3,893,677     $6,690,035

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                                 John Hancock
                                     International                                    Investment    Investment   International
                                       Small Cap     International   International   Quality Bond  Quality Bond  Equity Index
                                       Series II    Value Series I  Value Series II    Series I      Series II      Series I
                                     -------------  --------------  ---------------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value              $3,017,220     $ 8,050,189     $13,482,985     $7,498,564    $20,939,692    $  815,596
                                       ==========     ===========     ===========     ==========    ===========    ==========
NET ASSETS
Contracts in accumulation              $3,017,220     $ 8,048,291     $13,482,985     $7,482,470    $20,939,692    $  815,596
Contracts in payout (annuitization)                         1,898                         16,094
                                       ----------     -----------     -----------     ----------    -----------    ----------
Total net assets                       $3,017,220     $ 8,050,189     $13,482,985     $7,498,564    $20,939,692    $  815,596
                                       ==========     ===========     ===========     ==========    ===========    ==========
Units outstanding                         263,240         654,115         981,827        355,339      1,421,789        63,514
Unit value                             $    11.46     $     12.31     $     13.73     $    21.10    $     14.73    $    12.84
Shares                                    359,621         888,542       1,491,480        723,800      2,021,206        68,308
Cost                                   $7,224,602     $13,847,655     $24,178,975     $8,453,273    $22,984,613    $1,336,501

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                         John Hancock        John Hancock       Large        Large      Lifestyle    Lifestyle
                                     International Equity      Strategic      Cap Value    Cap Value   Aggressive   Aggressive
                                        Index Series II    Income Series II    Series I    Series II    Series I     Series II
                                     --------------------  ----------------  -----------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value                 $2,265,945          $1,093,763      $1,318,229   $4,532,763   $2,572,692  $25,699,105
                                          ==========          ==========      ==========   ==========   ==========  ===========
NET ASSETS
Contracts in accumulation                 $2,265,945          $1,093,763      $1,318,229   $4,532,763   $2,572,692  $25,699,105
Contracts in payout (annuitization)
                                          ----------          ----------      ----------   ----------   ----------  -----------
Total net assets                          $2,265,945          $1,093,763      $1,318,229   $4,532,763   $2,572,692  $25,699,105
                                          ==========          ==========      ==========   ==========   ==========  ===========
Units outstanding                            177,598              85,155          83,531      287,239      250,075    2,297,428
Unit value                                $    12.76          $    12.84      $    15.78   $    15.78   $    10.29  $     11.19
Shares                                       189,619              97,483          93,824      323,307      473,793    4,741,532
Cost                                      $3,559,602          $1,288,996      $2,133,924   $7,046,590   $4,901,699  $47,818,222

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Lifestyle    Lifestyle     Lifestyle     Lifestyle    Lifestyle      Lifestyle
                                       Balanced     Balanced    Conservative  Conservative     Growth        Growth
                                       Series I     Series II     Series I      Series II     Series I      Series II
                                     -----------  ------------  ------------  ------------  -----------  --------------
TOTAL ASSETS
Investments at fair value            $24,805,904  $607,183,633   $11,787,350  $125,591,911  $16,384,383  $  659,686,112
                                     ===========  ============   ===========  ============  ===========  ==============
NET ASSETS
Contracts in accumulation            $24,782,788  $606,951,339   $11,787,350  $125,591,911  $16,384,383  $  659,590,735
Contracts in payout (annuitization)       23,116       232,294                                                   95,377
                                     -----------  ------------   -----------  ------------  -----------  --------------
Total net assets                     $24,805,904  $607,183,633   $11,787,350  $125,591,911  $16,384,383  $  659,686,112
                                     ===========  ============   ===========  ============  ===========  ==============
Units outstanding                      1,854,565    52,147,101       751,308     9,578,698    1,375,913      60,321,560
Unit value                           $     13.38  $      11.64   $     15.69  $      13.11  $     11.91  $        10.94
Shares                                 2,887,765    70,932,668     1,148,864    12,288,837    2,050,611      82,667,433
Cost                                 $36,983,970  $913,500,275   $14,367,584  $150,627,624  $25,968,775  $1,070,442,475

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                Marisco
                                      Lifestyle     Lifestyle       LMFC     International    Mid Cap     Mid Cap
                                       Moderate     Moderate    Core Equity  Opportunities     Index       Index
                                       Series I     Series II    Series II     Series II     Series I    Series II
                                     -----------  ------------  -----------  -------------  ----------  -----------
TOTAL ASSETS
Investments at fair value            $13,419,035  $201,465,426   $3,081,145    $2,322,887   $1,341,481  $ 8,363,387
                                     ===========  ============   ==========    ==========   ==========  ===========
NET ASSETS
Contracts in accumulation            $13,419,035  $201,465,426   $3,081,145    $2,322,887   $1,341,481  $ 8,363,387
Contracts in payout (annuitization)
                                     -----------  ------------   ----------    ----------   ----------  -----------
Total net assets                     $13,419,035  $201,465,426   $3,081,145    $2,322,887   $1,341,481  $ 8,363,387
                                     ===========  ============   ==========    ==========   ==========  ===========
Units outstanding                        955,032    16,670,661      486,323       226,741      105,262      712,717
Unit value                           $     14.05  $      12.09   $     6.34    $    10.24   $    12.74  $     11.73
Shares                                 1,466,561    22,090,507      658,364       280,881      125,724      785,295
Cost                                 $18,478,593  $271,820,845   $6,945,657    $4,639,604   $2,184,093  $13,709,242

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        Mid Cap      Mid Cap      Mid Cap      Mid Cap     Mid Cap       Money
                                     Intersection     Stock        Stock        Value       Value      Market B
                                       Series II     Series I    Series II    Series I    Series II   Series NAV
                                     ------------  -----------  -----------  ----------  -----------  ----------
TOTAL ASSETS
Investments at fair value              $228,002    $10,197,454  $13,395,993  $3,592,627  $10,224,371  $8,576,760
                                       ========    ===========  ===========  ==========  ===========  ==========
NET ASSETS
Contracts in accumulation              $228,002    $10,197,454  $13,395,993  $3,583,206  $10,224,371  $8,576,760
Contracts in payout (annuitization)                                               9,421
                                       --------    -----------  -----------  ----------  -----------  ----------
Total net assets                       $228,002    $10,197,454  $13,395,993  $3,592,627  $10,224,371  $8,576,760
                                       ========    ===========  ===========  ==========  ===========  ==========
Units outstanding                        34,753        913,146      988,037     297,056      898,979     669,660
Unit value                             $   6.56    $     11.17  $     13.56  $    12.09  $     11.37  $    12.81
Shares                                   33,929      1,166,757    1,557,674     491,468    1,402,520   8,576,760
Cost                                   $371,331    $17,089,322  $22,606,033  $7,397,466  $20,889,203  $8,576,760

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                   Natural     Optimized    Optimized    Pacific
                                     Money Market  Money Market   Resources     All Cap       Value        Rim
                                       Series I      Series II    Series II    Series II    Series II   Series I
                                     ------------  ------------  -----------  -----------  ----------  ----------
TOTAL ASSETS
Investments at fair value             $24,157,707  $120,124,009  $ 8,609,305  $ 6,134,931  $2,061,947  $1,214,916
                                     ===========  ============   ==========    ==========   ==========  ===========
NET ASSETS
Contracts in accumulation             $24,147,464  $120,124,009  $ 8,609,305  $ 6,134,931  $2,061,947  $1,214,405
Contracts in payout (annuitization)        10,243                                                             511
                                      -----------  ------------  -----------  -----------  ----------  ----------
Total net assets                      $24,157,707  $120,124,009  $ 8,609,305  $ 6,134,931  $2,061,947  $1,214,916
                                      ===========  ============  ===========  ===========  ==========  ==========
Units outstanding                       1,531,839     9,306,136      403,134      513,791     206,574     135,518
Unit value                            $     15.77  $      12.91  $     21.36  $     11.94  $     9.98  $     8.96
Shares                                  2,415,771    12,012,401      645,859      712,536     283,234     202,824
Cost                                  $24,157,707  $120,124,009  $17,584,827  $11,924,932  $3,979,385  $2,176,494

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                    Real Estate  Real Estate  Real Return
                                     Pacific Rim    PIM Classic     PIMCO VIT All   Securities    Securities     Bond
                                      Series II   Value Series II  Asset Series II   Series I     Series II     Series II
                                     -----------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $2,276,184     $1,126,969       $2,356,394     $2,524,676  $ 7,440,131  $ 9,528,961
                                      ==========     ==========       ==========     ==========  ===========  ===========
NET ASSETS
Contracts in accumulation             $2,276,184     $1,126,969       $2,356,394     $2,522,078  $ 7,440,131  $ 9,528,961
Contracts in payout (annuitization)                                                       2,598
                                      ----------     ----------       ----------     ----------  -----------  -----------
Total net assets                      $2,276,184     $1,126,969       $2,356,394     $2,524,676  $ 7,440,131  $ 9,528,961
                                      ==========     ==========       ==========     ==========  ===========  ===========

Units outstanding                        177,225        149,229          181,038        135,450      500,920      734,055
Unit value                            $    12.84     $     7.55       $    13.02     $    18.64  $     14.85  $     12.98

Shares                                   380,633        176,364          255,297        355,588    1,046,432      825,018
Cost                                  $4,124,233     $2,077,341       $2,832,560     $5,495,583  $15,487,269  $11,011,974

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Science &    Science &     Scudder      Scudder    Small Cap    Small Cap
                                      Technology   Technology  Equity Index     Fixed       Index        Index
                                       Series I     Series II     500 -- B   Income -- B   Series I    Series II
                                     -----------  -----------  ------------  -----------  ---------  ------------
TOTAL ASSETS
Investments at fair value             $5,468,941  $2,940,717    $3,223,096    $3,223,284   $587,751   $ 6,779,787
                                      ==========  ==========    ==========    ==========   ========   ===========

NET ASSETS
Contracts in accumulation             $5,448,441  $2,940,717    $3,223,096    $3,223,284   $587,751   $ 6,779,787
Contracts in payout (annuitization)       20,500
                                      ----------  ----------    ----------    ----------   --------   -----------
Total net assets                      $5,468,941  $2,940,717    $3,223,096    $3,223,284   $587,751   $ 6,779,787
                                      ==========  ==========    ==========    ==========   ========   ===========

Units outstanding                        926,425     328,686       228,714       291,033     52,481       583,749
Unit value                            $     5.90  $     8.95    $    14.09    $    11.08   $  11.20   $     11.61

Shares                                   662,902     359,941       337,851       362,983     64,165       741,771
Cost                                  $7,357,771  $4,806,518    $4,451,424    $4,193,026   $968,223   $11,347,052

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Small Cap      Small Cap                    Small Company   Strategic    Strategic
                                     Opportunities  Opportunities  Small Company       Value         Bond          Bond
                                       Series I       Series II    Value Series I    Series II      Series I    Series II
                                     -------------  -------------  --------------  -------------  -----------  -----------
TOTAL ASSETS
Investments at fair value              $1,275,616     $3,769,710     $4,625,343     $10,641,695   $ 8,049,178  $ 8,497,242
                                       ==========     ==========     ==========     ===========   ===========  ===========

NET ASSETS
Contracts in accumulation              $1,275,616     $3,769,710     $4,625,343     $10,641,695   $ 8,049,178  $ 8,488,651
Contracts in payout (annuitization)                                                                                  8,591
                                       ----------     ----------     ----------     -----------   -----------  -----------
Total net assets                       $1,275,616     $3,769,710     $4,625,343     $10,641,695   $ 8,049,178  $ 8,497,242
                                       ==========     ==========     ==========     ===========   ===========  ===========

Units outstanding                          99,833        302,602        274,110         786,503       483,588      653,786
Unit value                             $    12.78     $    12.46     $    16.87     $     13.53   $     16.64  $     13.00

Shares                                    113,087        335,085        356,619         826,219       955,959    1,007,977
Cost                                   $2,369,921     $6,695,932     $7,152,037     $16,346,793   $10,684,657  $11,353,474

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                     Total Stock   Total Stock
                                     T Rowe Price Mid  Total Return  Total Return      Market      Market Index    U.S. Government
                                      Value Series II    Series I     Series II    Index Series I   Series II    Securities Series I
                                     ----------------  ------------  ------------  --------------  ------------  -------------------
TOTAL ASSETS
Investments at fair value               $  629,388      $21,107,807   $30,864,189     $619,834      $ 7,663,562  $14,851,487
                                        ==========      ===========   ===========     ========      ===========  ===========

NET ASSETS
Contracts in accumulation               $  629,388      $21,077,509   $30,864,189     $619,834      $ 7,663,562  $14,851,487
Contracts in payout (annuitization)                          30,298
                                        ----------      -----------   -----------     --------      -----------  -----------
Total net assets                        $  629,388      $21,107,807   $30,864,189     $619,834      $ 7,663,562  $14,851,487
                                        ==========      ===========   ===========     ========      ===========  ===========

Units outstanding                           60,229        1,165,684     1,984,413       76,037          715,004      750,264
Unit value                              $    10.45      $     18.11   $     15.55     $   8.15      $     10.72  $     19.80

Shares                                      93,381        1,567,024     2,293,030       77,771          962,759    1,220,336
Cost                                    $1,014,380      $21,547,523   $31,410,597     $852,449      $11,870,424  $15,877,072

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                         U.S.                    U.S.        U.S.
                                      Government      U.S.     Large Cap   Large Cap      UBS          UBS
                                      Securities  High Yield     Value       Value     Large Cap    Large Cap
                                      Series II    Series II   Series I   Series II     Series I    Series II
                                     -----------   --------   ----------  ----------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $11,709,474   $166,036   $5,343,207  $5,932,177  $10,360,329  $  860,137
                                     ===========   ========   ==========  ==========  ===========  ==========
NET ASSETS:
Contracts in accumulation            $11,709,474   $166,036   $5,343,207  $5,932,177  $10,360,329  $  860,137
                                     -----------   --------   ----------  ----------  -----------  ----------
Contracts in payout (annuitization)
Total net assets                     $11,709,474   $166,036   $5,343,207  $5,932,177  $10,360,329  $  860,137
                                     ===========   ========   ==========  ==========  ===========  ==========
Units outstanding                        882,824     15,184      610,923     630,290    1,120,962      93,616
Unit value                           $     13.26   $  10.93   $     8.75  $     9.41  $      9.24  $     9.19
Shares                                   961,369     18,008      565,419     628,408    1,211,734     100,837
Cost                                 $12,153,468   $223,693   $7,294,426  $8,434,653  $19,017,167  $1,527,283

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                     Wellington  Wellington
                                                                                      Small Cap   Small Cap
                                      Utilities   Utilities    Value        Value      Growth       Value
                                      Series I    Series II   Series I    Series II   Series II   Series II
                                     ----------  ----------  ----------  ----------  ----------  ----------
TOTAL ASSETS
Investments at fair value            $1,985,090  $4,346,211  $4,384,221  $2,621,533  $2,057,123  $2,746,112
                                     ==========  ==========  ==========  ==========  ==========  ==========
NET ASSETS:
Contracts in accumulation            $1,985,090  $4,346,211  $4,381,940  $2,621,533  $2,057,123  $2,746,112
Contracts in payout (annuitization)                               2,281
                                     ----------  ----------  ----------  ----------  ----------  ----------
Total net assets                     $1,985,090  $4,346,211  $4,384,221  $2,621,533  $2,057,123  $2,746,112
                                     ==========  ==========  ==========  ==========  ==========  ==========
Units outstanding                       150,812     216,811     267,802     230,916     183,623     244,270
Unit value                           $    13.16  $    20.05  $    16.37  $    11.35  $    11.20  $    11.24
Shares                                  243,271     535,908     445,551     266,959     337,233     234,110
Cost                                 $3,024,367  $7,207,869  $8,388,732  $5,065,853  $2,826,562  $3,779,785

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        Wells Capital
                                     Core Bond Series II
                                     -------------------
TOTAL ASSETS
Investments at fair value                  $710,658
                                           ========
NET ASSETS:
Contracts in accumulation                  $710,658
                                           --------
Contracts in payout (annuitization)
Total net assets                           $710,658
                                           ========
Units outstanding                            52,762
Unit value                                 $  13.47
Shares                                       57,637
Cost                                       $727,540

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             500 Index Fund B
                                                Series NAV            500 Index Series I        500 Index Series II
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   150,222  $   129,745  $    35,094  $   189,455  $    62,354  $   355,519
Expenses:
   Mortality and expense risk and
      administrative charges                (112,324)    (109,999)     (84,918)    (125,825)    (216,694)    (295,680)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                  37,898       19,746      (49,824)      63,630     (154,340)      59,839
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        47,278           --           --           --           --           --
   Net realized gain (loss)                 (311,783)      14,409     (113,424)     729,997       81,010    1,346,407
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (264,505)      14,409     (113,424)     729,997       81,010    1,346,407
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (3,050,724)    (231,640)  (2,239,204)    (584,647)  (6,113,904)    (876,236)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (3,277,331)    (197,485)  (2,402,452)     208,980   (6,187,234)     530,010
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          45,327       54,875       20,827       40,728       67,143      262,068
   Transfers between sub-accounts and
      the company                           (120,583)  11,244,586   (1,245,857)    (798,615)  (1,284,416)     (28,387)
   Withdrawals                              (805,287)  (1,811,995)    (493,184)    (750,188)    (804,727)  (1,575,889)
   Annual contract fee                       (35,690)     (32,961)      (3,787)      (4,577)     (40,579)     (42,980)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (916,233)   9,454,505   (1,722,001)  (1,512,652)  (2,062,579)  (1,385,188)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (4,193,564)   9,257,020   (4,124,453)  (1,303,672)  (8,249,813)    (855,178)
Contract owners' equity at beginning of
   period                                  9,257,020           --    7,642,746    8,946,418   17,780,464   18,635,642
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 5,063,456  $ 9,257,020  $ 3,518,293  $ 7,642,746  $ 9,530,651  $17,780,464
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   756,502           --      622,671      752,204    1,081,419    1,168,020
Units issued                                  29,810      953,677       94,943      298,145       97,576      303,012
Units redeemed                               117,202      197,175      253,891      427,678      239,309      389,613
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                         669,110      756,502      463,723      622,671      939,686    1,081,419
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Active Bond Series I       Active Bond Series II      All Cap Core Series I
                                         ------------------------  --------------------------  ------------------------
                                             2008         2007         2008          2007          2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received       $   306,470  $   673,064  $  2,679,117  $  5,576,554  $    87,113  $   121,761
Expenses:
   Mortality and expense risk and
      administrative charges                 (97,418)    (126,732)     (908,439)   (1,102,500)     (80,284)    (129,158)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                 209,052      546,332     1,770,678     4,474,054        6,829       (7,397)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --            --            --           --           --
   Net realized gain (loss)                 (126,935)      32,651    (1,984,696)       55,948     (154,436)      52,298
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                     (126,935)      32,651    (1,984,696)       55,948     (154,436)      52,298
                                         -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (808,768)    (391,605)   (6,404,880)   (3,131,251)  (2,475,906)     119,827
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (726,651)     187,378    (6,618,898)    1,398,751   (2,623,513)     164,728
                                         -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          13,914       57,897       537,313     1,342,375       17,867       50,623
   Transfers between sub-accounts and
      the company                           (507,609)    (133,250)  (13,147,708)    6,302,910     (260,139)    (632,983)
   Withdrawals                            (1,131,037)  (1,593,264)   (8,464,367)   (5,263,109)    (800,120)  (1,905,615)
   Annual contract fee                        (3,898)      (4,248)     (196,851)     (191,157)      (4,323)      (5,074)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,628,630)  (1,672,865)  (21,271,613)    2,191,019   (1,046,715)  (2,493,049)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,355,281)  (1,485,487)  (27,890,511)    3,589,770   (3,670,228)  (2,328,321)
Contract owners' equity at beginning of
   period                                  7,114,074    8,599,561    67,505,104    63,915,334    7,206,569    9,534,890
                                         -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                                $ 4,758,793  $ 7,114,074  $ 39,614,593  $ 67,505,104  $ 3,536,341  $ 7,206,569
                                         ===========  ===========  ============  ============  ===========  ===========

                                             2008         2007          2008          2007         2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                   537,991      665,775     5,138,053     4,967,587      396,795      522,038
Units issued                                   5,074       23,680        68,977       887,894        5,287        4,560
Units redeemed                               134,319      151,464     1,777,345       717,428       71,700      129,803
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, end of period                         408,746      537,991     3,429,685     5,138,053      330,382      396,795
                                         ===========  ===========  ============  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          All Cap Core Series II    All Cap Growth Series I  All Cap Growth Series II
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    19,958   $   19,502  $    28,319  $     6,700  $     2,623  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                 (24,466)     (32,424)    (145,838)    (233,717)     (39,293)     (63,118)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Net investment income (loss)                  (4,508)     (12,922)    (117,519)    (227,017)     (36,670)     (63,118)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --           --           --           --           --
   Net realized gain (loss)                  (94,001)     176,301      254,877      684,237      178,553      390,499
                                         -----------   ----------  -----------  -----------  -----------  -----------
Realized gains (losses)                      (94,001)     176,301      254,877      684,237      178,553      390,499
                                         -----------   ----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (651,833)    (192,137)  (5,405,527)   1,162,623   (1,496,288)      56,600
                                         -----------   ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (750,342)     (28,758)  (5,268,169)   1,619,843   (1,354,405)     383,981
                                         -----------   ----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                           5,791       19,601       74,544      116,546      122,658       79,642
   Transfers between sub-accounts and
      the company                           (539,754)   1,517,976     (735,480)    (842,041)     (89,600)    (274,450)
   Withdrawals                              (151,601)    (451,332)  (1,660,726)  (3,660,060)    (594,825)    (844,500)
   Annual contract fee                        (6,762)      (7,795)      (8,801)     (10,424)      (7,657)      (9,658)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (692,326)   1,078,450   (2,330,463)  (4,395,979)    (569,424)  (1,048,966)
                                         -----------   ----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,442,668)   1,049,692   (7,598,632)  (2,776,136)  (1,923,829)    (664,985)
Contract owners' equity at beginning
   of period                               2,390,988    1,341,296   13,881,068   16,657,204    3,588,318    4,253,303
                                         -----------   ----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $   948,320   $2,390,988  $ 6,282,436  $13,881,068  $ 1,664,489  $ 3,588,318
                                         ===========   ==========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   128,000       72,518      770,815    1,006,212      221,112      288,286
Units issued                                   4,834       99,199       17,742        5,447       34,074       20,646
Units redeemed                                47,005       43,717      184,794      240,844       75,581       87,820
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                          85,829      128,000      603,763      770,815      179,605      221,112
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                            American Asset
                                            All Cap Value Series I       All Cap Value Series II         Allocation Series II
                                         ---------------------------   ---------------------------   ---------------------------
                                             2008           2007           2008           2007           2008            2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions received       $     18,963   $     64,964   $     32,562   $    115,887   $  1,629,875   $    656,494
Expenses:
   Mortality and expense risk and
      administrative charges                  (43,044)       (61,133)       (96,966)      (138,414)      (843,546)      (185,074)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                  (24,081)         3,831        (64,404)       (22,527)       786,329        471,420
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses) on investments:
   Capital gain distributions received         70,688      1,522,771        155,305      3,328,753             --        116,062
   Net realized gain (loss)                  (906,697)       112,604     (1,368,657)        80,165     (1,427,230)        21,794
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses)                      (836,009)     1,635,375     (1,213,352)     3,408,918     (1,427,230)       137,856
                                         ------------   ------------   ------------   ------------   ------------   ------------
Unrealized appreciation (depreciation)
   during the period                            3,645     (1,394,253)      (777,857)    (2,836,232)   (19,450,271)    (1,414,750)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations            (856,445)       244,953     (2,055,613)       550,159    (20,091,172)      (805,474)
                                         ------------   ------------   ------------   ------------   ------------   ------------

Changes from principal transactions:
   Purchase payments                              738          3,032        115,692        196,032     25,821,795     25,212,350
   Transfers between sub-accounts
      and the company                        (466,045)       (11,900)      (716,764)      (551,642)    19,280,038     13,755,023
   Withdrawals                               (580,943)      (523,722)      (634,909)    (1,221,935)    (1,942,656)      (247,056)
   Annual contract fee                         (1,867)        (2,146)       (18,830)       (23,262)      (211,337)        (8,881)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (1,048,117)      (534,736)    (1,254,811)    (1,600,807)    42,947,840     38,711,436
                                         ------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                          (1,904,562)      (289,783)    (3,310,424)    (1,050,648)    22,856,668     37,905,962
Contract owners' equity at beginning
   of period                                3,593,151      3,882,934      7,724,041      8,774,689     37,905,962             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                                $  1,688,589   $  3,593,151   $  4,413,617   $  7,724,041   $ 60,762,630   $ 37,905,962
                                         ============   ============   ============   ============   ============   ============

                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, beginning of period                    210,643        242,555        425,675        514,050      3,022,935             --
Units issued                                    3,268         10,628         18,786         21,340      4,639,527      3,256,597
Units redeemed                                 72,488         42,540         96,736        109,715        633,873        233,662
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, end of period                          141,423        210,643        347,725        425,675      7,028,589      3,022,935
                                         ============   ============   ============   ============   ============   ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         American Asset High-Income         American Blue-Chip
                                               Bond Series II           Income & Growth Series II      American Bond Series II
                                         ---------------------------   ---------------------------   ---------------------------
                                             2008          2007             2008          2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions received       $    214,710   $    164,023   $    524,626   $    417,525   $  9,767,212   $  4,287,224
Expenses:
   Mortality and expense risk and
         administrative charges               (48,574)       (11,788)      (212,094)      (321,026)    (1,752,157)    (1,603,157)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                  166,136        152,235        312,532         96,499      8,015,055      2,684,067
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses) on investments:
   Capital gain distributions received             --             --        157,244      3,485,169          3,327         32,659
   Net realized gain (loss)                  (179,839)        (1,698)      (710,243)       655,806     (2,876,095)       289,509
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses)                      (179,839)        (1,698)      (552,999)     4,140,975     (2,872,768)       322,168
                                         ------------   ------------   ------------   ------------   ------------   ------------
Unrealized appreciation (depreciation)
   during the period                         (858,416)      (197,886)    (5,780,352)    (4,116,423)   (17,787,677)    (2,062,289)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations            (872,119)       (47,349)    (6,020,819)       121,051    (12,645,390)       943,946
                                         ------------   ------------   ------------   ------------   ------------   ------------

Changes from principal transactions:
   Purchase payments                          269,267      1,779,693        100,531        318,811      4,018,591     32,235,676
   Transfers between sub-accounts and
      the company                             611,965      1,032,212       (653,144)    (1,010,997)   (23,438,606)    16,375,731
   Withdrawals                               (295,631)        (8,126)    (1,385,694)    (2,866,681)    (8,046,272)    (3,271,498)
   Annual contract fee                        (15,001)          (463)       (40,915)       (51,582)      (515,069)      (290,461)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               570,600      2,803,316     (1,979,222)    (3,610,449)   (27,981,356)    45,049,448
                                         ------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                            (301,519)     2,755,967     (8,000,041)    (3,489,398)   (40,626,746)    45,993,394
Contract owners' equity at beginning
   of period                                2,755,967             --     17,404,828     20,894,226    120,045,279     74,051,885
                                         ------------   ------------   ------------   ------------   ------------   ------------

Contract owners' equity at end of
   period                                $  2,454,448   $  2,755,967   $  9,404,787   $ 17,404,828   $ 79,418,533   $120,045,279
                                         ============   ============   ============   ============   ============   ============

                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, beginning of period                    230,460             --        880,021      1,055,102      9,126,538      5,696,893
Units issued                                  126,365        236,385         41,449         46,986        770,100      3,868,335
Units redeemed                                 81,119          5,925        157,796        222,067      3,094,521        438,690
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, end of period                          275,706        230,460        763,674        880,021      6,802,117      9,126,538
                                         ============   ============   ============   ============   ============   ============
See accompanying notes.

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           American Century - Small        American Fundamental            American Global
                                               Company Series II            Holdings Series II        Diversification Series II
                                         ---------------------------   ---------------------------   ---------------------------
                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Income:
   Dividend distributions received       $         --   $         --   $  1,599,163   $     45,338   $  1,421,925   $     26,684
Expenses:
   Mortality and expense risk and
      administrative charges                   (2,112)        (3,722)      (409,773)        (3,350)      (404,035)        (2,009)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net investment income (loss)                   (2,112)        (3,722)     1,189,390         41,988      1,017,890         24,675
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses) on investments:
   Capital gain distributions received            192         38,239      1,582,232             --      1,845,659             --
   Net realized gain (loss)                   (47,227)          (859)      (981,043)         1,387       (747,725)         2,405
                                         ------------   ------------   ------------   ------------   ------------   ------------
Realized gains (losses)                       (47,035)        37,380        601,189          1,387      1,097,934          2,405
                                         ------------   ------------   ------------   ------------   ------------   ------------
Unrealized appreciation (depreciation)
   during  the period                         (24,748)       (51,792)   (14,548,507)       (47,717)   (15,622,165)        (8,327)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from operations             (73,895)       (18,134)   (12,757,928)        (4,342)   (13,506,341)        18,753
                                         ------------   ------------   ------------   ------------   ------------   ------------

Changes from principal transactions:
   Purchase payments                               --          1,146     32,375,645      3,396,923     25,957,118      1,368,921
   Transfers between sub-accounts
      and the company                         (52,904)       (27,335)    23,254,618      1,008,011     22,998,523      2,041,394
   Withdrawals                                (11,709)       (18,348)    (1,039,780)           (19)      (919,914)        (3,496)
   Annual contract fee                           (416)          (564)       (52,041)            (8)       (46,220)          (469)
                                         ------------   ------------   ------------   ------------   ------------   ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               (65,029)       (45,101)    54,538,442      4,404,907     47,989,507      3,406,350
                                         ------------   ------------   ------------   ------------   ------------   ------------
Total increase (decrease) in contract
   owners' equity                            (138,924)       (63,235)    41,780,514      4,400,565     34,483,166      3,425,103
Contract owners' equity at beginning
   of period                                  216,598        279,833      4,400,565             --      3,425,103             --
                                         ------------   ------------   ------------   ------------   ------------   ------------
Contract owners' equity at end of
   period                                $     77,674   $    216,598   $ 46,181,079   $  4,400,565   $ 37,908,269   $  3,425,103
                                         ============   ============   ============   ============   ============   ============

                                             2008           2007           2008           2007           2008           2007
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, beginning of period                     14,443         17,140        350,302             --        272,763             --
Units issued                                      582            406      5,389,609        350,304      4,834,910        278,470
Units redeemed                                  5,753          3,103        332,363              2        400,619          5,707
                                         ------------   ------------   ------------   ------------   ------------   ------------
Units, end of period                            9,272         14,443      5,407,548        350,302      4,707,054        272,763
                                         ============   ============   ============   ============   ============   ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                    American Global Small
                                              American Global           Capitalization
                                             Growth Series II             Series II          American Growth Series II
                                         ------------------------  -----------------------  --------------------------
                                             2008         2007         2008        2007         2008          2007
                                         -----------  -----------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions received       $   338,668  $   194,263  $    61,619  $   67,171  $  2,656,708  $  1,768,306
Expenses:
   Mortality and expense risk and
      administrative charges                (203,203)     (56,257)     (69,945)    (22,800)   (2,497,311)   (2,947,563)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Net investment income (loss)                 135,465      138,006       (8,326)     44,371       159,397    (1,179,257)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            --       50,724           --      27,010     1,856,635    18,762,113
   Net realized gain (loss)                 (370,853)       5,281     (505,505)    (15,769)      685,956     6,818,777
                                         -----------  -----------  -----------  ----------  ------------  ------------
Realized gains (losses)                     (370,853)      56,005     (505,505)     11,241     2,542,591    25,580,890
                                         -----------  -----------  -----------  ----------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (6,174,721)     (16,206)  (2,824,398)   (244,123)  (88,650,037)   (7,662,319)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (6,410,109)     177,805   (3,338,229)   (188,511)  (85,948,049)   16,739,314
                                         -----------  -----------  -----------  ----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                       1,264,573    8,279,166      491,686   2,520,319     4,442,525    25,323,555
   Transfers between sub-accounts and
      the company                          2,826,992    4,781,811    1,057,137   3,029,928    16,153,862     3,531,081
   Withdrawals                              (481,141)     (76,784)    (235,782)    (40,713)  (15,140,483)  (11,875,934)
   Annual contract fee                       (70,782)      (2,866)     (21,630)     (2,198)     (606,352)     (518,907)
                                         -----------  -----------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            3,539,642   12,981,327    1,291,411   5,507,336     4,849,552    16,459,795
                                         -----------  -----------  -----------  ----------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (2,870,467)  13,159,132   (2,046,818)  5,318,825   (81,098,497)   33,199,109
Contract owners' equity at beginning of
   period                                 13,159,132           --    5,318,825          --   194,067,617   160,868,508
                                         -----------  -----------  -----------  ----------  ------------  ------------
Contract owners' equity at end of
   period                                $10,288,665  $13,159,132  $ 3,272,007  $5,318,825  $112,969,120  $194,067,617
                                         ===========  ===========  ===========  ==========  ============  ============

                                            2008          2007         2008        2007         2008          2007
                                         -----------  -----------  -----------  ----------  ------------  ------------
Units, beginning of period                   995,659           --      394,302          --     9,075,004     7,987,934
Units issued                                 485,845    1,034,013      274,016     494,595     2,173,902     2,117,366
Units redeemed                               192,233       38,354      135,194     100,293     1,530,631     1,030,296
                                         -----------  -----------  -----------  ----------  ------------  ------------
Units, end of period                       1,289,271      995,659      533,124     394,302     9,718,275     9,075,004
                                         ===========  ===========  ===========  ==========  ============  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           American Growth-Income      American International       American New World
                                                  Series II                   Series II                 Series II
                                         --------------------------  --------------------------  -----------------------
                                             2008          2007          2008           2007         2008        2007
                                         ------------  ------------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions received       $  2,675,940  $  4,518,633  $  3,480,446  $  2,350,927  $    97,361  $   74,063
Expenses:
   Mortality and expense risk and
      administrative charges               (2,242,968)   (2,605,939)   (1,497,036)   (1,793,915)     (64,350)    (17,079)
                                         ------------  ------------  ------------  ------------  -----------  ----------
Net investment income (loss)                  432,972     1,912,694     1,983,410       557,012       33,011      56,984
                                         ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received      2,543,424     7,403,613     1,921,236     9,419,876           --      20,581
   Net realized gain (loss)                  (957,335)    3,251,732     1,173,886     5,864,261     (549,219)     49,572
                                         ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses)                     1,586,089    10,655,345     3,095,122    15,284,137     (549,219)     70,153
                                         ------------  ------------  ------------  ------------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (66,875,471)   (8,778,621)  (55,761,156)    1,849,070   (1,701,530)     60,598
                                         ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (64,856,410)    3,789,418   (50,682,624)   17,690,219   (2,217,738)    187,735
                                         ------------  ------------  ------------  ------------  -----------  ----------
Changes from principal transactions:
   Purchase payments                        3,803,938    24,169,205     2,531,448    18,046,933      498,159   1,157,763
   Transfers between sub-accounts and
      the company                           6,142,692    11,448,112     6,817,216    (5,142,632)     145,970   3,231,926
   Withdrawals                            (13,731,140)  (10,585,535)   (9,143,675)   (7,253,820)    (265,184)    (32,422)
   Annual contract fee                       (558,589)     (452,636)     (358,043)     (297,495)     (11,488)     (2,076)
                                         ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (4,343,099)   24,579,146      (153,054)    5,352,986      367,457   4,355,191
                                         ------------  ------------  ------------  ------------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (69,199,509)   28,368,564   (50,835,678)   23,043,205   (1,850,281)  4,542,926
Contract owners' equity at beginning of
   period                                 170,838,729   142,470,165   117,981,842    94,938,637    4,542,926          --
                                         ------------  ------------  ------------  ------------  -----------  ----------
Contract owners' equity at end of
   period                                $101,639,220  $170,838,729  $ 67,146,164  $117,981,842  $ 2,692,645  $4,542,926
                                         ============  ============  ============  ============  ===========  ==========

                                             2008          2007          2008           2007         2008        2007
                                         ------------  ------------  ------------  ------------  -----------  ----------
Units, beginning of period                  8,978,819     7,484,418     4,182,062     3,719,089      304,656          --
Units issued                                1,268,118     2,236,170       750,719     1,207,511      281,942     357,228
Units redeemed                              1,419,816       741,769       662,168       744,538      266,643      52,572
                                         ------------  ------------  ------------  ------------  -----------  ----------
Units, end of period                        8,827,121     8,978,819     4,270,613     4,182,062      319,955     304,656
                                         ============  ============  ============  ============  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Blue Chip              Bond Index
                                         Blue Chip Growth Series I       Growth Series II       Trust A Series II
                                         -------------------------  -------------------------  ------------------
                                             2008          2007         2008          2007       2008      2007
                                         ------------  -----------  ------------  -----------  --------  --------
Income:
   Dividend distributions received       $     97,031  $   320,883  $     24,025  $    81,836  $  5,102  $    868
Expenses:
   Mortality and expense risk and
      administrative charges                 (464,903)    (668,814)     (280,195)    (337,663)   (4,813)   (3,992)
                                         ------------  -----------  ------------  -----------  --------  --------
Net investment income (loss)                 (367,872)    (347,931)     (256,170)    (255,827)      289    (3,124)
                                         ------------  -----------  ------------  -----------  --------  --------
Realized gains (losses) on investments:
   Capital gain distributions received        550,045           --       287,822           --       803        --
   Net realized gain (loss)                  (439,221)   1,353,441       362,874    1,482,645       693    13,311
                                         ------------  -----------  ------------  -----------  --------  --------
Realized gains (losses)                       110,824    1,353,441       650,696    1,482,645     1,496    13,311
                                         ------------  -----------  ------------  -----------  --------  --------
Unrealized appreciation (depreciation)
   during the period                      (16,187,995)   3,805,985   (10,192,552)     903,982     9,949        47
                                         ------------  -----------  ------------  -----------  --------  --------
Net increase (decrease) in contract
   owners' equity from operations         (16,445,043)   4,811,495    (9,798,026)   2,130,800    11,734    10,234
                                         ------------  -----------  ------------  -----------  --------  --------
Changes from principal transactions:
   Purchase payments                          161,496      186,675       528,942      739,306        --        --
   Transfers between sub-accounts and
      the company                            (287,970)  (1,395,549)    3,340,463     (915,462)  352,526   115,539
   Withdrawals                             (4,446,833)  (8,264,991)   (1,525,663)  (2,343,290)   (4,986)  (82,765)
   Annual contract fee                        (21,941)     (25,404)      (56,011)     (55,882)   (1,192)   (1,167)
                                         ------------  -----------  ------------  -----------  --------  --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (4,595,248)  (9,499,269)    2,287,731   (2,575,328)  346,348    31,607
                                         ------------  -----------  ------------  -----------  --------  --------
Total increase (decrease) in contract
   owners' equity                         (21,040,291)  (4,687,774)   (7,510,295)    (444,528)  358,082    41,841
Contract owners' equity at beginning of
   period                                  40,711,092   45,398,866    20,648,159   21,092,687    41,841        --
                                         ------------  -----------  ------------  -----------  --------  --------
Contract owners' equity at end of
   period                                $ 19,670,801  $40,711,092  $ 13,137,864  $20,648,159  $399,923  $ 41,841
                                         ============  ===========  ============  ===========  ========  ========

                                             2008          2007         2008          2007       2008      2007
                                         ------------  -----------  ------------  -----------  --------  --------
Units, beginning of period                  1,903,481    2,287,525     1,218,131    1,373,545     3,228        --
Units issued                                  164,586      136,867       432,356      163,863    34,162    36,037
Units redeemed                                407,454      520,911       277,504      319,277     7,601    32,809
                                         ------------  -----------  ------------  -----------  --------  --------
Units, end of period                        1,660,613    1,903,481     1,372,983    1,218,131    29,789     3,228
                                         ============  ===========  ============  ===========  ========  ========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                Capital
                                                                                             Appreciation
                                           Capital Appreciation      Capital Appreciation        Value
                                                 Series I                  Series II           Series II
                                         ------------------------  ------------------------  ------------
                                             2008         2007         2008         2007         2008
                                         -----------  -----------  -----------  -----------  ------------
Income:
   Dividend distributions received       $    39,719  $    36,895  $    19,645  $     9,735   $   46,922
Expenses:
   Mortality and expense risk and
      administrative charges                (143,351)    (208,202)    (144,943)    (196,439)     (26,424)
                                         -----------  -----------  -----------  -----------   ----------
Net investment income (loss)                (103,632)    (171,307)    (125,298)    (186,704)      20,498
                                         -----------  -----------  -----------  -----------   ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --       58,504           --       52,828           --
   Net realized gain (loss)                 (173,143)     232,440      (44,001)     196,279     (194,186)
                                         -----------  -----------  -----------  -----------   ----------
Realized gains (losses)                     (173,143)     290,944      (44,001)     249,107     (194,186)
                                         -----------  -----------  -----------  -----------   ----------
Unrealized appreciation (depreciation)
   during the period                      (3,885,944)   1,140,174   (3,908,076)   1,069,086     (633,535)
                                         -----------  -----------  -----------  -----------   ----------
Net increase (decrease) in contract
   owners' equity from operations         (4,162,719)   1,259,811   (4,077,375)   1,131,489     (807,223)
                                         -----------  -----------  -----------  -----------   ----------
Changes from principal transactions:
   Purchase payments                          45,964       64,653      195,187      381,533    3,182,347
   Transfers between sub-accounts and
      the company                           (630,417)    (590,354)    (390,957)    (663,476)   5,888,737
   Withdrawals                            (1,428,937)  (2,370,925)  (1,273,254)  (1,567,605)     (41,499)
   Annual contract fee                        (7,693)      (8,874)     (29,561)     (33,639)      (2,496)
                                         -----------  -----------  -----------  -----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,021,083)  (2,905,500)  (1,498,585)  (1,883,187)   9,027,089
                                         -----------  -----------  -----------  -----------   ----------
Total increase (decrease) in contract
   owners' equity                         (6,183,802)  (1,645,689)  (5,575,960)    (751,698)   8,219,866
Contract owners' equity at beginning of
   period                                 12,302,853   13,948,542   11,902,004   12,653,702           --
                                         -----------  -----------  -----------  -----------   ----------
Contract owners' equity at end of
   period                                $ 6,119,051  $12,302,853  $ 6,326,044  $11,902,004   $8,219,866
                                         ===========  ===========  ===========  ===========   ==========

                                             2008         2007         2008         2007         2008
                                         -----------  -----------  -----------  -----------  ------------
Units, beginning of period                 1,201,703    1,496,412      745,844      868,259           --
Units issued                                  37,628       17,816       48,691       62,810      976,077
Units redeemed                               272,900      312,525      152,161      185,225       68,469
                                         -----------  -----------  -----------  -----------   ----------
Units, end of period                         966,431    1,201,703      642,374      745,844      907,608
                                         ===========  ===========  ===========  ===========   ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                  Core
                                                               Allocation    Disciplined
                                         CGTC Overseas Equity     Plus     Diversification       Dynamic Growth
                                               Series II        Series II     Series II            Series I
                                         --------------------  ----------  ---------------  -----------------------
                                            2008       2007       2008           2008           2008        2007
                                         ---------  ---------  ----------  ---------------  -----------  ----------
Income:
   Dividend distributions received       $   7,461  $  14,832  $   11,375     $   33,495    $        --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                (7,581)   (12,413)     (9,493)       (14,742)       (17,868)    (70,893)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Net investment income (loss)                  (120)     2,419       1,882         18,753        (17,868)    (70,893)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received      32,735     86,878          --          2,185             --          --
   Net realized gain (loss)                (32,723)    53,967     (39,026)       (67,672)     1,288,512     281,519
                                         ---------  ---------  ----------     ----------    -----------  ----------
Realized gains (losses)                         12    140,845     (39,026)       (65,487)     1,288,512     281,519
                                         ---------  ---------  ----------     ----------    -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (238,706)   (64,858)   (268,574)      (405,319)    (1,685,858)    103,235
                                         ---------  ---------  ----------     ----------    -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (238,814)    78,406    (305,718)      (452,053)      (415,214)    313,861
                                         ---------  ---------  ----------     ----------    -----------  ----------
Changes from principal transactions:
   Purchase payments                           651     13,735   1,693,414      1,796,970          6,586      31,393
   Transfers between sub-accounts and
      the company                          (69,274)   (12,905)  1,461,512      2,501,963     (3,685,487)     93,783
   Withdrawals                            (111,617)  (182,588)     (1,394)      (138,622)       (73,030)   (434,906)
   Annual contract fee                      (1,699)    (2,353)     (1,097)        (2,670)        (1,630)     (3,381)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (181,939)  (184,111)  3,152,435      4,157,641     (3,753,561)   (313,111)
                                         ---------  ---------  ----------     ----------    -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (420,753)  (105,705)  2,846,717      3,705,588     (4,168,775)        750
Contract owners' equity at beginning of
   period                                  714,543    820,248          --             --      4,168,775   4,168,025
                                         ---------  ---------  ----------     ----------    -----------  ----------
Contract owners' equity at end of
   period                                $ 293,790  $ 714,543  $2,846,717     $3,705,588    $        --  $4,168,775
                                         =========  =========  ==========     ==========    ===========  ==========

                                            2008       2007       2008           2008           2008        2007
                                         ---------  ---------  ----------  ---------------  -----------  ----------
Units, beginning of period                  36,244     45,990          --             --        667,773     716,782
Units issued                                 5,189     10,410     349,609        497,726          6,338      41,021
Units redeemed                              15,219     20,156      24,021         91,820        674,111      90,030
                                         ---------  ---------  ----------     ----------    -----------  ----------
Units, end of period                        26,214     36,244     325,588        405,906             --     667,773
                                         =========  =========  ==========     ==========    ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Dynamic Growth         Emerging Growth      Emerging Small Company
                                                Series II               Series II                Series I
                                         -----------------------  ---------------------  ------------------------
                                             2008        2007        2008       2007         2008         2007
                                         -----------  ----------  ---------  ----------  -----------  -----------
Income:
   Dividend distributions received       $        --  $       --  $   2,907  $       --  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                 (12,013)    (47,808)   (10,633)    (17,633)     (47,988)     (79,582)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Net investment income (loss)                 (12,013)    (47,808)    (7,726)    (17,633)     (47,988)     (79,582)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --          --      7,380     322,209        1,785    1,233,324
   Net realized gain (loss)                  477,152     203,008   (656,442)   (252,342)    (119,159)     114,475
                                         -----------  ----------  ---------  ----------  -----------  -----------
Realized gains (losses)                      477,152     203,008   (649,062)     69,867     (117,374)   1,347,799
                                         -----------  ----------  ---------  ----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (773,105)     44,162    182,838     (19,206)  (1,599,897)    (916,695)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (307,966)    199,362   (473,950)     33,028   (1,765,259)     351,522
                                         -----------  ----------  ---------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                           5,823      16,568    113,563      32,234       15,963       22,908
   Transfers between sub-accounts and
      the company                         (2,548,448)    135,195   (475,548)   (184,219)    (234,782)    (595,128)
   Withdrawals                               (77,993)   (209,047)   (46,739)   (419,628)    (413,008)  (1,177,868)
   Annual contract fee                        (1,996)     (7,008)    (1,519)     (3,077)      (2,401)      (3,570)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,622,614)    (64,292)  (410,243)   (574,690)    (634,228)  (1,753,658)
                                         -----------  ----------  ---------  ----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,930,580)    135,070   (884,193)   (541,662)  (2,399,487)  (1,402,136)
Contract owners' equity at beginning of
   period                                  2,930,580   2,795,510    884,193   1,425,855    4,464,262    5,866,398
                                         -----------  ----------  ---------  ----------  -----------  -----------
Contract owners' equity at end of
   period                                $        --  $2,930,580  $      --  $  884,193  $ 2,064,775  $ 4,464,262
                                         ===========  ==========  =========  ==========  ===========  ===========

                                             2008        2007        2008       2007         2008         2007
                                         -----------  ----------  ---------  ----------  -----------  -----------
Units, beginning of period                   163,782     168,083     44,040      72,550      272,732      379,283
Units issued                                   2,818      23,647     20,523      10,612        8,339        6,834
Units redeemed                               166,600      27,948     64,563      39,122       52,270      113,385
                                         -----------  ----------  ---------  ----------  -----------  -----------
Units, end of period                              --     163,782         --      44,040      228,801      272,732
                                         ===========  ==========  =========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Emerging Small
                                            Company Series II       Equity-Income Series I    Equity-Income Series II
                                         -----------------------  -------------------------  -------------------------
                                             2008        2007         2008          2007         2008          2007
                                         -----------  ----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received       $        --  $       --  $    983,994  $ 1,782,165  $    610,083  $   957,289
Expenses:
   Mortality and expense risk and
      administrative charges                 (51,948)    (76,980)     (641,437)    (941,274)     (450,749)    (607,344)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Net investment income (loss)                 (51,948)    (76,980)      342,557      840,891       159,334      349,945
                                         -----------  ----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received         1,905   1,125,609     1,164,988    6,926,302       759,330    4,250,315
   Net realized gain (loss)                 (323,120)     85,167      (345,693)   2,323,556      (856,659)   1,537,131
                                         -----------  ----------  ------------  -----------  ------------  -----------
Realized gains (losses)                     (321,215)  1,210,776       819,295    9,249,858       (97,329)   5,787,446
                                         -----------  ----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,446,957)   (824,696)  (19,787,354)  (8,701,172)  (12,524,187)  (5,585,176)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,820,120)    309,100   (18,625,502)   1,389,577   (12,462,182)     552,215
                                         -----------  ----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                          65,864      95,335       119,903      201,142       958,386    1,944,540
   Transfers between sub-accounts and
      the company                           (157,551)   (233,606)   (2,946,014)    (533,807)   (1,862,837)    (312,050)
   Withdrawals                              (361,635)   (636,320)   (6,330,658)  (9,413,495)   (2,784,249)  (3,471,399)
   Annual contract fee                       (12,316)    (15,025)      (28,490)     (33,233)      (79,110)     (91,176)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (465,638)   (789,616)   (9,185,259)  (9,779,393)   (3,767,810)  (1,930,085)
                                         -----------  ----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,285,758)   (480,516)  (27,810,761)  (8,389,816)  (16,229,992)  (1,377,870)
Contract owners' equity at beginning of
   period                                  4,486,421   4,966,937    56,668,501   65,058,317    36,348,925   37,726,795
                                         -----------  ----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of
   period                                $ 2,200,663  $4,486,421  $ 28,857,740  $56,668,501  $ 20,118,933  $36,348,925
                                         ===========  ==========  ============  ===========  ============  ===========

                                             2008        2007         2008          2007         2008          2007
                                         -----------  ----------  ------------  -----------  ------------  -----------
Units, beginning of period                   284,952     334,932     1,806,937    2,087,098     2,076,517    2,176,518
Units issued                                  32,473      21,380        22,173       75,716       173,917      276,280
Units redeemed                                66,904      71,360       377,784      355,877       417,783      376,281
                                         -----------  ----------  ------------  -----------  ------------  -----------
Units, end of period                         250,521     284,952     1,451,326    1,806,937     1,832,651    2,076,517
                                         ===========  ==========  ============  ===========  ============  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Financial                 Financial                  Founding
                                             Services Series I        Services Series II        Allocation Series II
                                         ------------------------  ------------------------  -------------------------
                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received       $     8,742  $    29,459  $    24,440  $    50,545  $  2,478,566  $   375,399
Expenses:
   Mortality and expense risk and
      administrative charges                 (18,809)     (41,517)     (61,836)     (89,968)   (1,281,405)    (362,822)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)                 (10,067)     (12,058)     (37,396)     (39,423)    1,197,161       12,577
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        67,230      290,213      224,110      762,738     1,338,889           --
   Net realized gain (loss)                 (321,607)     562,509     (310,913)     602,879    (3,822,108)     (18,893)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)                     (254,377)     852,722      (86,803)   1,365,617    (2,483,219)     (18,893)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                        (398,789)  (1,045,472)  (2,144,549)  (1,786,834)  (35,832,577)  (2,178,071)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (663,233)    (204,808)  (2,268,748)    (460,640)  (37,118,635)  (2,184,387)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                           3,124        7,225      365,374      522,197    24,577,255   49,725,355
   Transfers between sub-accounts and
      the company                           (393,736)    (890,319)     (73,215)     (83,890)   19,476,008   24,665,900
   Withdrawals                              (170,823)    (526,021)    (318,861)    (750,653)   (2,156,873)    (326,400)
   Annual contract fee                        (1,213)      (1,659)     (11,880)     (14,580)     (366,232)     (23,260)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (562,648)  (1,410,774)     (38,582)    (326,926)   41,530,158   74,041,595
                                         -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,225,881)  (1,615,582)  (2,307,330)    (787,566)    4,411,523   71,857,208
Contract owners' equity at beginning of
   period                                  1,856,449    3,472,031    5,039,969    5,827,535    71,857,208           --
                                         -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at end of
   period                                $   630,568  $ 1,856,449  $ 2,732,639  $ 5,039,969  $ 76,268,731  $71,857,208
                                         ===========  ===========  ===========  ===========  ============  ===========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   116,546      199,320      294,628      309,288     5,984,953           --
Units issued                                  21,666       12,315       80,612       94,767     5,285,198    6,168,130
Units redeemed                                65,522       95,089       80,768      109,427     1,242,828      183,177
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, end of period                          72,690      116,546      294,472      294,628    10,027,323    5,984,953
                                         ===========  ===========  ===========  ===========  ============  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Fundamental               Fundamental                  Global
                                              Value Series I            Value Series II         Allocation Series I
                                         ------------------------  -------------------------  -----------------------
                                             2008         2007         2008          2007         2008        2007
                                         -----------  -----------  ------------  -----------  -----------  ----------
Income:
   Dividend distributions received       $   315,999  $   139,804  $    253,081  $   563,129  $    80,527  $  149,258
Expenses:
   Mortality and expense risk and
      administrative charges                (155,087)    (146,674)     (599,877)    (731,225)     (25,663)    (37,828)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Net investment income (loss)                 160,912       (6,870)     (346,796)    (168,096)      54,864     111,430
                                         -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received        75,362      359,207       451,851    1,733,339        3,420     239,634
   Net realized gain (loss)                 (174,038)     558,219      (325,332)   2,249,253      (11,566)    191,341
                                         -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses)                      (98,676)     917,426       126,519    3,982,592       (8,146)    430,975
                                         -----------  -----------  ------------  -----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (4,459,940)    (699,899)  (17,568,407)  (3,126,897)    (713,933)   (450,313)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (4,397,704)     210,657   (17,788,684)     687,599     (667,215)     92,092
                                         -----------  -----------  ------------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          16,365       30,419       947,783    5,948,519        3,952       5,850
   Transfers between sub-accounts and
      the company                         27,576,374      182,893     4,757,669    7,157,442      (78,258)    158,451
   Withdrawals                            (1,649,019)  (1,335,989)   (2,711,660)  (4,666,635)    (328,267)   (709,225)
   Annual contract fee                        (9,143)      (6,231)     (140,923)    (128,322)      (1,320)     (1,408)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           25,934,577   (1,128,908)    2,852,869    8,311,004     (403,893)   (546,332)
                                         -----------  -----------  ------------  -----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         21,536,873     (918,251)  (14,935,815)   8,998,603   (1,071,108)   (454,240)
Contract owners' equity at beginning of
   period                                  8,158,196    9,076,447    45,930,460   36,931,857    2,186,523   2,640,763
                                         -----------  -----------  ------------  -----------  -----------  ----------
Contract owners' equity at end of
   period                                $29,695,069  $ 8,158,196  $ 30,994,645  $45,930,460  $ 1,115,415  $2,186,523
                                         ===========  ===========  ============  ===========  ===========  ==========

                                                2008         2007          2008         2007         2008     2007
                                         -----------  -----------  ------------  -----------  -----------  ----------
Units, beginning of period                   492,346      560,424     2,595,003    2,101,067      168,292     210,352
Units issued                               2,714,434       35,318       804,357    1,040,798        8,738      16,461
Units redeemed                               242,214      103,396       464,331      546,862       44,380      58,521
                                         -----------  -----------  ------------  -----------  -----------  ----------
Units, end of period                       2,964,566      492,346     2,935,029    2,595,003      132,650     168,292
                                         ===========  ===========  ============  ===========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Global Allocation            Global Bond               Global Bond
                                                 Series II                 Series I                  Series II
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   794,959  $ 1,240,115  $    35,701  $   396,142  $   124,040  $ 1,416,134
Expenses:
   Mortality and expense risk and
      administrative charges                (268,699)    (320,280)     (87,058)     (83,926)    (345,188)    (328,437)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                 526,260      919,835      (51,357)     312,216     (221,148)   1,087,697
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        34,714    2,067,855           --           --           --           --
   Net realized gain (loss)                 (583,870)     880,725       61,777       61,056      288,599       20,355
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (549,156)   2,948,580       61,777       61,056      288,599       20,355
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (6,652,360)  (3,206,575)    (402,700)      37,881   (1,432,366)     489,233
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (6,675,256)     661,840     (392,280)     411,153   (1,364,915)   1,597,285
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         952,857    3,703,981        6,151       15,811      875,080    3,771,855
   Transfers between sub-accounts and
      the company                         (1,017,899)    (218,972)     914,293      246,301   (2,110,151)    (612,497)
   Withdrawals                            (1,426,708)  (1,313,471)  (1,158,905)  (1,157,508)  (1,183,864)  (1,084,525)
   Annual contract fee                       (64,657)     (53,176)      (3,771)      (3,328)     (67,557)     (50,845)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,556,407)   2,118,362     (242,232)    (898,724)  (2,486,492)   2,023,988
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (8,231,663)   2,780,202     (634,512)    (487,571)  (3,851,407)   3,621,273
Contract owners' equity at beginning
   of period                              19,965,422   17,185,220    5,363,880    5,851,451   20,930,834   17,309,561
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $11,733,759  $19,965,422  $ 4,729,368  $ 5,363,880  $17,079,427  $20,930,834
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                 1,249,302    1,089,529      217,223      251,995    1,202,424    1,044,798
Units issued                                 130,660      457,244       90,564       23,628      491,830      645,657
Units redeemed                               241,428      297,471      102,120       58,400      647,983      488,031
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                       1,138,534    1,249,302      205,667      217,223    1,046,271    1,202,424
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                     Health
                                           Global Trust Series I    Global Trust Series II     Sciences Series I
                                         ------------------------  -----------------------  -----------------------
                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received       $   245,442  $   465,947  $   103,579  $  112,684  $        --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                (189,515)    (295,332)     (95,080)   (118,113)     (49,671)    (63,206)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net investment income (loss)                  55,927      170,615        8,499      (5,429)     (49,671)    (63,206)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --    1,004,823           --     454,788       72,302     776,480
   Net realized gain (loss)                 (138,875)     877,189     (138,377)    287,815     (461,135)    171,945
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses)                     (138,875)   1,882,012     (138,377)    742,603     (388,833)    948,425
                                         -----------  -----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (6,537,445)  (1,993,447)  (3,011,240)   (963,751)    (805,987)   (326,181)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (6,620,393)      59,180   (3,141,118)   (226,577)  (1,244,491)    559,038
                                         -----------  -----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          53,187       84,503       59,202      42,667        6,408       6,874
   Transfers between sub-accounts and
      the company                           (834,504)    (715,812)    (279,470)  4,516,756     (558,070)    216,051
   Withdrawals                            (1,540,490)  (3,677,409)    (381,480)   (975,963)    (400,068)   (662,169)
   Annual contract fee                        (9,808)     (11,973)     (25,566)    (26,965)      (3,050)     (3,310)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,331,615)  (4,320,691)    (627,314)  3,556,495     (954,780)   (442,554)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (8,952,008)  (4,261,511)  (3,768,432)  3,329,918   (2,199,271)    116,484
Contract owners' equity at beginning of
   period                                 17,811,866   22,073,377    8,056,165   4,726,247    4,138,870   4,022,386
                                         -----------  -----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 8,859,858  $17,811,866  $ 4,287,733  $8,056,165  $ 1,939,599  $4,138,870
                                         ===========  ===========  ===========  ==========  ===========  ==========

                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, beginning of period                   584,689      722,237      431,619     252,152      206,976     233,208
Units issued                                   7,365       14,281       33,665     302,385       46,647      53,801
Units redeemed                               106,499      151,829       79,036     122,918      112,561      80,033
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, end of period                         485,555      584,689      386,248     431,619      141,062     206,976
                                         ===========  ===========  ===========  ==========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              Health Sciences           High Income
                                                 Series II               Series II          High Yield Series I
                                         ------------------------  --------------------  ------------------------
                                             2008         2007        2008       2007        2008         2007
                                         -----------  -----------  ---------  ---------  -----------  -----------
Income:
   Dividend distributions received       $        --  $        --  $   5,462  $   9,877  $   402,508  $   954,239
Expenses:
   Mortality and expense risk and
      administrative charges                (120,415)    (138,374)      (808)    (1,055)     (82,056)    (127,398)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Net investment income (loss)                (120,415)    (138,374)     4,654      8,822      320,452      826,841
                                         -----------  -----------  ---------  ---------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       181,183    1,714,454        528      8,596           --           --
   Net realized gain (loss)                 (402,690)     235,144    (35,139)      (523)    (457,617)     146,351
                                         -----------  -----------  ---------  ---------  -----------  -----------
Realized gains (losses)                     (221,507)   1,949,598    (34,611)     8,073     (457,617)     146,351
                                         -----------  -----------  ---------  ---------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (2,506,023)    (568,835)       943    (27,868)  (1,346,811)    (943,872)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (2,847,945)   1,242,389    (29,014)   (10,973)  (1,483,976)      29,320
                                         -----------  -----------  ---------  ---------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         381,161      505,626     25,729     11,510       20,225       20,405
   Transfers between sub-accounts and
      the company                             40,285      (26,825)  (152,240)   218,648     (156,919)  (1,255,667)
   Withdrawals                              (846,396)  (1,040,252)        --     (7,077)  (1,250,013)  (1,455,923)
   Annual contract fee                       (26,337)     (27,447)       (67)        --       (4,109)      (4,602)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (451,287)    (588,898)  (126,578)   223,081   (1,390,816)  (2,695,787)
                                         -----------  -----------  ---------  ---------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (3,299,232)     653,491   (155,592)   212,108   (2,874,792)  (2,666,467)
Contract owners' equity at beginning of
   period                                  9,050,094    8,396,603    212,108         --    6,307,307    8,973,774
                                         -----------  -----------  ---------  ---------  -----------  -----------
Contract owners' equity at end of
   period                                $ 5,750,862  $ 9,050,094  $  56,516  $ 212,108  $ 3,432,515  $ 6,307,307
                                         ===========  ===========  =========  =========  ===========  ===========

                                             2008         2007        2008       2007        2008         2007
                                         -----------  -----------  ---------  ---------  -----------  -----------
Units, beginning of period                   423,488      451,917     18,414         --      404,512      576,074
Units issued                                 103,373       95,170     12,887     39,861      134,660       65,912
Units redeemed                               133,304      123,599     22,485     21,447      217,359      237,474
                                         -----------  -----------  ---------  ---------  -----------  -----------
Units, end of period                         393,557      423,488      8,816     18,414      321,813      404,512
                                         ===========  ===========  =========  =========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           High Yield Series II     Income & Value Series I   Income & Value Series II
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   617,005  $ 1,274,854  $    369,819  $   714,311  $   201,680  $   371,231
Expenses:
   Mortality and expense risk and
      administrative charges                (122,470)    (175,402)     (189,623)    (271,938)    (114,942)    (165,860)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                 494,535    1,099,452       180,196      442,373       86,738      205,371
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --       277,844    1,188,063      160,098      674,750
   Net realized gain (loss)                 (652,685)      80,322      (383,971)     820,836     (133,175)     490,627
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                     (652,685)      80,322      (106,127)   2,008,899       26,923    1,165,377
                                         -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (2,137,709)  (1,187,624)   (4,625,084)  (2,431,224)  (2,689,791)  (1,388,139)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (2,295,859)      (7,850)   (4,551,015)      20,048   (2,576,130)     (17,391)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         127,588      670,432        15,098       43,824      152,881      451,947
   Transfers between sub-accounts and
      the company                            362,546   (1,476,562)     (917,702)    (444,683)    (504,566)    (412,368)
   Withdrawals                            (1,357,506)  (1,897,355)   (1,572,462)  (2,973,082)  (1,038,494)  (1,647,846)
   Annual contract fee                       (12,018)     (14,909)       (9,112)     (10,621)     (23,493)     (31,068)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (879,390)  (2,718,394)   (2,484,178)  (3,384,562)  (1,413,672)  (1,639,335)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (3,175,249)  (2,726,244)   (7,035,193)  (3,364,514)  (3,989,802)  (1,656,726)
Contract owners' equity at beginning of
   period                                  9,166,461   11,892,705    16,025,806   19,390,320    9,198,635   10,855,361
                                         -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 5,991,212  $ 9,166,461  $  8,990,613  $16,025,806  $ 5,208,833  $ 9,198,635
                                         ===========  ===========  ============  ===========  ===========  ===========

                                             2008        2007          2008          2007         2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                   541,575      693,917       690,505      832,350      593,787      695,326
Units issued                                 230,482      175,981        13,576       11,634       20,578       50,633
Units redeemed                               259,028      328,323       139,262      153,479      124,655      152,172
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                         513,029      541,575       564,819      690,505      489,710      593,787
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Independence
                                              Investment LLC
                                                Small Cap              Index Allocation          International Core
                                                Series II                  Series II                  Series I
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $        --   $       --  $    497,389  $ 1,261,476  $   173,703  $   111,531
Expenses:
   Mortality and expense risk and
      administrative charges                    (725)      (1,183)     (639,403)    (449,579)     (53,297)     (79,892)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                    (725)      (1,183)     (142,014)     811,897      120,406       31,639
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received           767       12,262        16,491      813,759       49,681      650,641
   Net realized gain (loss)                  (38,833)        (900)   (1,252,647)     234,623      148,812      614,622
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                      (38,066)      11,362    (1,236,156)   1,048,382      198,493    1,265,263
                                         -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                          12,654      (10,966)  (11,658,758)  (1,121,855)  (1,983,889)    (803,471)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations            (26,137)        (787)  (13,036,928)     738,424   (1,664,990)     493,431
                                         -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              --          500     5,539,723   10,472,801       10,314       15,944
   Transfers between sub-accounts and
      the company                            (34,884)      (4,019)    4,435,404   19,250,120     (210,949)    (221,164)
   Withdrawals                                (3,851)      (1,926)   (2,865,551)  (2,021,490)    (474,328)    (799,854)
   Annual contract fee                          (214)        (230)     (182,745)     (82,670)      (2,151)      (2,644)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              (38,949)      (5,675)    6,926,831   27,618,761     (677,114)  (1,007,718)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                            (65,086)      (6,462)   (6,110,097)  28,357,185   (2,342,104)    (514,287)
Contract owners' equity at beginning of
   period                                     65,086       71,548    41,357,739   13,000,554    4,709,106    5,223,393
                                         -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $        --   $   65,086  $ 35,247,642  $41,357,739  $ 2,367,002  $ 4,709,106
                                         ===========  ===========  ============  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                     4,414        4,787     2,938,747      967,096      256,491      307,959
Units issued                                      --          496     1,200,740    2,215,622       13,530       25,013
Units redeemed                                 4,414          869       678,646      243,971       54,847       76,481
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                              --        4,414     3,460,841    2,938,747      215,174      256,491
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            International Core       International Equity     International Small Cap
                                                Series II             Index B Series NAV               Series I
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   109,940  $    62,034  $    90,471   $   105,318  $   128,515  $   234,953
Expenses:
   Mortality and expense risk and
         administrative charges              (38,782)     (55,299)     (56,144)      (56,288)     (75,402)    (129,533)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net investment income (loss)                  71,158        6,735       34,327        49,030       53,113      105,420
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        33,924      427,095       34,756        92,094       76,945    2,382,944
   Net realized gain (loss)                 (186,703)     312,732     (276,972)       57,729     (352,333)   1,016,715
                                         -----------  -----------  ------------  -----------  -----------  -----------
Realized gains (losses)                     (152,779)     739,827     (242,216)      149,823     (275,388)   3,399,659
                                         -----------  -----------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,123,597)    (421,015)  (1,765,941)       88,652   (3,198,060)  (2,725,271)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,205,218)     325,547   (1,973,830)      287,505   (3,420,335)     779,808
                                         -----------  -----------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         128,319      238,724       32,748        25,234       35,105       32,593
   Transfers between sub-accounts and
      the company                           (196,534)    (240,484)    (254,554)    5,187,226     (428,245)     258,093
   Withdrawals                              (252,121)    (317,672)    (275,189)     (778,576)    (583,163)  (1,927,102)
   Annual contract fee                        (6,466)      (7,184)     (18,060)      (16,117)      (4,165)      (4,872)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (326,802)    (326,616)    (515,055)    4,417,767     (980,468)  (1,641,288)
                                         -----------  -----------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,532,020)      (1,069)  (2,488,885)    4,705,272   (4,400,803)    (861,480)
Contract owners' equity at beginning of
   period                                  3,121,928    3,122,997    4,705,272            --    7,175,075    8,036,555
                                         -----------  -----------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 1,589,908  $ 3,121,928  $ 2,216,387   $ 4,705,272  $ 2,774,272  $ 7,175,075
                                         ===========  ===========  ============  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                   145,999      159,184       357,459           --      302,428      360,008
Units issued                                  35,931       57,531        44,783      487,409       18,232       81,402
Units redeemed                                58,181       70,716        94,612      129,950       65,308      138,982
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                         123,749      145,999       307,630      357,459      255,352      302,428
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          International Small Cap     International Value       International Value
                                                 Series II                 Series I                  Series II
                                         ------------------------  ------------------------  -------------------------
                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received       $   123,135  $   202,950  $   420,070  $   811,387  $    642,579  $ 1,045,345
Expenses:
   Mortality and expense risk and
      administrative charges                 (86,749)    (131,653)    (196,245)    (292,011)     (324,899)    (431,543)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)                  36,386       71,297      223,825      519,376       317,680      613,802
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        81,125    2,283,218      437,153    3,006,880       696,283    4,075,017
   Net realized gain (loss)                 (783,371)   1,002,574     (171,744)   1,509,479      (540,689)   1,932,253
                                         -----------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)                     (702,246)   3,285,792      265,409    4,516,359       155,594    6,007,270
                                         -----------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                      (3,086,988)  (2,748,317)  (7,416,776)  (3,606,507)  (11,689,329)  (4,765,953)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (3,752,848)     608,772   (6,927,542)   1,429,228   (11,216,055)   1,855,119
                                         -----------  -----------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                         217,833      688,788       55,915       62,863       422,940    1,407,663
   Transfers between sub-accounts and
      the company                         (1,018,428)     752,066   (1,022,378)    (446,316)   (1,689,579)   3,989,342
   Withdrawals                              (304,663)  (1,073,747)  (1,819,972)  (3,251,736)   (1,878,172)  (2,705,264)
   Annual contract fee                       (15,357)     (20,966)      (8,946)     (10,474)      (67,709)     (75,280)
                                         -----------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,120,615)     346,141   (2,795,381)  (3,645,663)   (3,212,520)   2,616,461
                                         -----------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (4,873,463)     954,913   (9,722,923)  (2,216,435)  (14,428,575)   4,471,580
Contract owners' equity at beginning of
   period                                  7,890,683    6,935,770   17,773,112   19,989,547    27,911,560   23,439,980
                                         -----------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at end of
   period                                $ 3,017,220  $ 7,890,683  $ 8,050,189  $17,773,112  $ 13,482,985  $27,911,560
                                         ===========  ===========  ===========  ===========  ============  ===========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   316,628      289,674      815,126      988,293     1,140,907    1,023,166
Units issued                                  44,523      164,335       25,192       60,633       111,061      415,836
Units redeemed                                97,911      137,381      186,203      233,800       270,141      298,095
                                             -------      -------      -------      -------     ---------    ---------
Units, end of period                         263,240      316,628      654,115      815,126       981,827    1,140,907
                                             =======      =======      =======      =======     =========    =========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                   John Hancock
                                          Investment Quality Bond   Investment Quality Bond    International Equity
                                                 Series I                  Series II              Index Series I
                                         ------------------------  ------------------------  -----------------------
                                             2008         2007         2008         2007         2008        2007
                                         -----------  -----------  -----------  -----------  -----------  ----------
Income:
   Dividend distributions received       $   548,756  $   940,930  $ 1,615,929  $ 2,558,732  $    26,850  $   77,308
Expenses:
   Mortality and expense risk and
      administrative charges                (139,573)    (166,974)    (436,910)    (472,422)     (22,642)    (33,950)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Net investment income (loss)                 409,183      773,956    1,179,019    2,086,310        4,208      43,358
                                         -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --           --           --       11,988      91,837
   Net realized gain (loss)                 (407,484)    (105,424)    (954,525)    (218,584)      41,253     177,298
                                         -----------  -----------  -----------  -----------  -----------  ----------
Realized gains (losses)                     (407,484)    (105,424)    (954,525)    (218,584)      53,241     269,135
                                         -----------  -----------  -----------  -----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                        (303,180)    (206,032)  (1,177,057)    (616,271)    (807,029)    (55,004)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations           (301,481)     462,500     (952,563)   1,251,455     (749,580)    257,489
                                         -----------  -----------  -----------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          20,522       25,354      658,493    2,604,220        4,047      17,362
   Transfers between sub-accounts and
      the company                           (372,865)    (195,643)  (6,466,039)     708,484     (136,223)    213,283
   Withdrawals                            (1,768,098)  (1,756,486)  (2,356,707)  (1,185,917)    (240,440)   (257,226)
   Annual contract fee                        (4,856)      (4,836)    (105,452)     (89,771)        (740)       (797)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,125,297)  (1,931,611)  (8,269,705)   2,037,016     (373,356)    (27,378)
                                         -----------  -----------  -----------  -----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (2,426,778)  (1,469,111)  (9,222,268)   3,288,471   (1,122,936)    230,111
Contract owners' equity at beginning of
   period                                  9,925,342   11,394,453   30,161,960   26,873,489    1,938,532   1,708,421
                                         -----------  -----------  -----------  -----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 7,498,564  $ 9,925,342  $20,939,692  $30,161,960  $   815,596  $1,938,532
                                         ===========  ===========  ===========  ===========  ===========  ==========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   456,240      545,376    1,979,728    1,825,924        82,272       82,188
Units issued                                  42,853       18,883      195,350      425,346         5,748       26,888
Units redeemed                               143,754      108,019      753,289      271,542        24,506       26,804
                                             -------      -------    ---------    ---------        ------       ------
Units, end of period                         355,339      456,240    1,421,789    1,979,728        63,514       82,272
                                             =======      =======    =========    =========        ======       ======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               John Hancock
                                           International Equity   John Hancock Strategic      Large Cap Value
                                             Index Series II         Income Series II             Series I
                                         -----------------------  ----------------------  -----------------------
                                             2008        2007        2008        2007         2008        2007
                                         -----------  ----------  ----------  ----------  -----------  ----------
Income:
   Dividend distributions received       $    64,896  $  162,444  $  140,250  $   37,958  $    28,053  $   26,980
Expenses:
   Mortality and expense risk and
      administrative charges                 (55,020)    (74,633)    (25,647)    (36,052)     (30,857)    (46,230)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Net investment income (loss)                   9,876      87,811     114,603       1,906       (2,804)    (19,250)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received        28,191     210,272          --          --           --     169,510
   Net realized gain (loss)                  163,318     495,257      (8,795)     20,919     (109,397)     62,752
                                         -----------  ----------  ----------  ----------  -----------  ----------
Realized gains (losses)                      191,509     705,529      (8,795)     20,919     (109,397)    232,262
                                         -----------  ----------  ----------  ----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (2,155,447)   (197,684)   (243,790)     56,713     (735,229)   (127,148)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (1,954,062)    595,656    (137,982)     79,538     (847,430)     85,864
                                         -----------  ----------  ----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                          30,802      92,629       2,668      10,763       12,223      22,305
   Transfers between sub-accounts and
      the company                            (60,451)     10,185    (296,383)    128,047      (91,664)    (81,038)
   Withdrawals                              (139,309)   (387,607)   (414,057)   (513,388)    (287,729)   (483,093)
   Annual contract fee                       (11,824)    (12,226)     (3,886)     (5,139)      (1,828)     (2,385)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (180,782)   (297,019)   (711,658)   (379,717)    (368,998)   (544,211)
                                         -----------  ----------  ----------  ----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (2,134,844)    298,637    (849,640)   (300,179)  (1,216,428)   (458,347)
Contract owners' equity at beginning of
   period                                  4,400,789   4,102,152   1,943,403   2,243,582    2,534,657   2,993,004
                                         -----------  ----------  ----------  ----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 2,265,945  $4,400,789  $1,093,763  $1,943,403  $ 1,318,229  $2,534,657
                                         ===========  ==========  ==========  ==========  ===========  ==========

                                             2008         2007         2008         2007         2008          2007
                                         -----------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                   188,054      198,515      135,809      162,655       101,295      122,803
Units issued                                  33,492       48,139       13,180       30,626         4,905       29,355
Units redeemed                                43,948       58,600       63,834       57,472        22,669       50,863
                                             -------      -------      -------      -------       -------      -------
Units, end of period                         177,598      188,054       85,155      135,809        83,531      101,295
                                             =======      =======      =======      =======       =======      =======

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Large Cap Value Series II  Lifestyle Aggressive Series I  Lifestyle Aggressive Series II
                                         -------------------------  -----------------------------  ------------------------------
                                             2008         2007           2008            2007           2008            2007
                                         -----------  ------------  --------------  -------------  --------------  --------------
Income:
   Dividend distributions received       $    80,245  $    52,568    $    67,145     $  507,621     $    581,996    $  4,877,738
Expenses:
   Mortality and expense risk and
   administrative charges                    (93,456)    (132,625)       (61,157)       (85,103)        (549,576)       (808,521)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Net investment income (loss)                 (13,211)     (80,057)         5,988        422,518           32,420       4,069,217
                                         -----------  -----------    -----------     ----------     ------------    ------------
Realized gains (losses) on investments:
   Capital gain distributions received            --      498,880        510,358        128,896        4,732,949       1,306,816
   Net realized gain (loss)                 (201,309)     452,319       (171,865)       141,663       (2,562,178)        643,605
                                         -----------  -----------    -----------     ----------     ------------    ------------
Realized gains (losses)                     (201,309)     951,199        338,493        270,559        2,170,771       1,950,421
                                         -----------  -----------    -----------     ----------     ------------    ------------
Unrealized appreciation (depreciation)
   during the period                      (2,492,246)    (651,035)    (2,355,890)      (327,843)     (21,066,514)     (2,125,335)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Net increase (decrease) in contract
   owners' equity from operations         (2,706,766)     220,107     (2,011,409)       365,234      (18,863,323)      3,894,303
                                         -----------  -----------    -----------     ----------     ------------    ------------
Changes from principal transactions:
   Purchase payments                         185,999      267,568         73,254         96,212        2,517,738       1,719,981
   Transfers between sub-accounts and
      the company                             (6,609)  (1,035,385)      (231,555)      (311,250)      (1,023,556)       (446,442)
   Withdrawals                              (359,248)    (681,452)      (235,955)      (552,018)      (3,494,889)    (16,257,192)
   Annual contract fee                       (21,012)     (24,877)        (4,541)        (5,010)        (168,286)       (223,134)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (200,870)  (1,474,146)      (398,797)      (772,066)      (2,168,993)    (15,206,787)
                                         -----------  -----------    -----------     ----------     ------------    ------------
Total increase (decrease) in contract
   owners' equity                         (2,907,636)  (1,254,039)    (2,410,206)      (406,832)     (21,032,316)    (11,312,484)
Contract owners' equity at beginning of
   period                                  7,440,399    8,694,438      4,982,898      5,389,730       46,731,421      58,043,905
                                         -----------  -----------    -----------     ----------     ------------    ------------
Contract owners' equity at end of
   period                                $ 4,532,763  $ 7,440,399    $ 2,572,692     $4,982,898     $ 25,699,105    $ 46,731,421
                                         ===========  ===========    ===========     ==========     ============    ============

                                             2008          2007          2008            2007            2008          2007
                                         -----------  -----------   ------------    -----------    -------------   -------------
Units, beginning of period                   297,142      356,215        277,412        319,879        2,375,128       3,105,824
Units issued                                  31,464       51,141          8,343         15,247          452,817         331,606
Units redeemed                                41,367      110,214         35,680         57,714          530,517       1,062,302
                                         -----------  -----------    -----------     ----------     ------------    ------------
Units, end of period                         287,239      297,142        250,075        277,412        2,297,428       2,375,128
                                         ===========  ===========    ===========     ==========     ============    ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Lifestyle Balanced Series I  Lifestyle Balanced Series II  Lifestyle Conservative Series I
                                         ---------------------------  ----------------------------  -------------------------------
                                             2008           2007           2008           2007           2008            2007
                                         ------------  -------------  -------------  -------------  --------------  ---------------
Income:
   Dividend distributions received       $  1,066,519   $  4,038,816  $  24,457,868   $ 54,968,229   $   571,562      $ 1,210,158
Expenses:
   Mortality and expense risk and
      administrative charges                 (595,169)      (845,037)   (11,896,110)   (11,798,225)     (228,439)        (245,296)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Net investment income (loss)                  471,350      3,193,779     12,561,758     43,170,004       343,123          964,862
                                         ------------   ------------  -------------   ------------   -----------      -----------
Realized gains (losses) on investments:
   Capital gain distributions received      1,672,400         79,068     31,740,338      1,362,354       275,032           37,962
   Net realized gain (loss)                (1,014,258)     3,274,591    (13,214,519)     7,479,529      (828,644)         110,503
                                         ------------   ------------  -------------   ------------   -----------      -----------
Realized gains (losses)                       658,142      3,353,659     18,525,819      8,841,883      (553,612)         148,465
                                         ------------   ------------  -------------   ------------   -----------      -----------
Unrealized appreciation (depreciation)
   during the period                      (14,757,643)    (3,887,428)  (315,511,690)   (22,656,739)   (2,382,837)        (587,573)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Net increase (decrease) in contract
   owners' equity from operations         (13,628,151)     2,660,010   (284,424,113)    29,355,148    (2,593,326)         525,754
                                         ------------   ------------  -------------   ------------   -----------      -----------
Changes from principal transactions:
   Purchase payments                          144,684        222,106     85,459,568    146,089,327        40,001            6,937
   Transfers between sub-accounts and
      the company                          (2,403,402)     1,066,304     36,434,943     60,465,782     1,101,292        2,636,658
   Withdrawals                             (7,011,437)   (12,261,578)   (55,902,830)   (42,052,638)   (2,211,853)      (3,148,080)
   Annual contract fee                        (25,128)       (28,871)    (2,974,203)    (2,098,178)      (11,265)          (9,902)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (9,295,283)   (11,002,039)    63,017,478    162,404,293    (1,081,825)        (514,387)
                                         ------------   ------------  -------------   ------------   -----------      -----------
Total increase (decrease) in contract
   owners' equity                         (22,923,434)    (8,342,029)  (221,406,635)   191,759,441    (3,675,151)          11,367
Contract owners' equity at beginning of
   period                                  47,729,338     56,071,367    828,590,268    636,830,827    15,462,501       15,451,134
                                         ------------   ------------  -------------   ------------   -----------      -----------
Contract owners' equity at end of
   period                                $ 24,805,904   $ 47,729,338  $ 607,183,633   $828,590,268   $11,787,350      $15,462,501
                                         ============   ============  =============   ============   ===========      ===========

                                              2008          2007           2008           2007           2008             2007
                                         ------------  -------------  -------------  -------------  ------------    -------------
Units, beginning of period                  2,442,488      2,968,742     47,211,660     36,438,509       810,361          855,575
Units issued                                  186,468        236,619     11,304,790     14,170,310       293,177          184,640
Units redeemed                                774,391        762,873      6,369,349      3,397,159       352,230          229,854
                                         ------------   ------------  -------------   ------------   -----------      -----------
Units, end of period                        1,854,565      2,442,488     52,147,101     47,211,660       751,308          810,361
                                         ============   ============  =============   ============   ===========      ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Lifestyle Conservative Series II   Lifestyle Growth Series I   Lifestyle Growth Series II
                                         --------------------------------  --------------------------  ---------------------------
                                               2008             2007           2008          2007           2008          2007
                                         ---------------  ---------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received        $  5,800,826      $ 6,027,256    $    579,856  $ 2,702,079   $  21,392,821  $ 63,949,613
Expenses:
   Mortality and expense risk and
   administrative charges                   (1,783,174)      (1,232,962)       (389,308)    (546,048)    (13,590,323)  (13,772,163)
                                          ------------      -----------    ------------  -----------   -------------  ------------
Net investment income (loss)                 4,017,652        4,794,294         190,548    2,156,031       7,802,498    50,177,450
Realized gains (losses) on investments:
   Capital gain distributions received       1,927,286          205,189       1,398,987      176,921      46,529,392     4,288,465
   Net realized gain (loss)                 (4,178,069)         149,339        (568,341)   1,630,411     (14,070,588)    9,134,015
                                          ------------      -----------    ------------  -----------   -------------  ------------
Realized gains (losses)                     (2,250,783)         354,528         830,646    1,807,332      32,458,804    13,422,480
                                          ------------      -----------    ------------  -----------   -------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (23,438,060)      (2,650,791)    (11,986,262)  (1,915,164)   (426,449,262)  (22,680,742)
                                          ------------      -----------    ------------  -----------   -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (21,671,191)       2,498,031     (10,965,068)   2,048,199    (386,187,960)   40,919,188
                                          ------------      -----------    ------------  -----------   -------------  ------------
Changes from principal transactions:
   Purchase payments                        14,789,124       11,302,451         217,593      234,298     110,746,555   234,360,468
   Transfers between sub-accounts and
      the company                           58,530,925        9,776,328      (2,294,777)   2,001,248      (9,489,679)   54,200,377
   Withdrawals                             (10,284,533)      (8,027,354)     (3,041,684)  (6,520,117)    (44,391,288)  (41,166,113)
   Annual contract fee                        (373,764)        (184,590)        (20,160)     (23,241)     (3,813,957)   (2,560,236)
                                          ------------      -----------    ------------  -----------   -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             62,661,752       12,866,835      (5,139,028)  (4,307,812)     53,051,631   244,834,496
                                          ------------      -----------    ------------  -----------   -------------  ------------
Total increase (decrease) in contract
   owners' equity                           40,990,561       15,364,866     (16,104,096)  (2,259,613)   (333,136,329)  285,753,684
Contract owners' equity at beginning
   of period                                84,601,350       69,236,484      32,488,479   34,748,092     992,822,441   707,068,757
                                          ------------      -----------    ------------  -----------   -------------  ------------
Contract owners' equity at end of
period                                    $125,591,911      $84,601,350    $ 16,384,383  $32,488,479   $ 659,686,112  $992,822,441
                                          ============      ===========    ============  ===========   =============  ============

                                              2008             2007           2008          2007           2008          2007
                                         -------------    -------------    ------------  -----------   -------------  ------------

Units, beginning of period                   5,316,720        4,437,341       1,701,361    1,922,170      55,721,491    39,974,250
Units issued                                 6,722,128        2,786,053         124,138      174,492      11,444,245    19,026,664
Units redeemed                               2,460,150        1,906,674         449,586      395,301       6,844,176     3,279,423
                                          ------------      -----------    ------------  -----------   -------------  ------------
Units, end of period                         9,578,698        5,316,720       1,375,913    1,701,361      60,321,560    55,721,491
                                          ============      ===========    ============  ===========   =============  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Lifestyle Moderate            Lifestyle Moderate           LMFC Core Equity
                                                  Series I                     Series II                   Series II
                                         --------------------------   ---------------------------   ------------------------
                                             2008           2007          2008           2007           2008         2007
                                         ------------   -----------   ------------   ------------   -----------   ----------
Income:
   Dividend distributions received       $    664,874   $ 1,989,659   $  9,424,975   $ 15,148,332   $   538,309   $       --
Expenses:
   Mortality and expense risk and
      administrative charges                 (326,357)     (427,460)    (3,555,391)    (3,222,032)      (64,886)     (99,410)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Net investment income (loss)                  338,517     1,562,199      5,869,584     11,926,300       473,423      (99,410)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Realized gains (losses) on investments:
   Capital gain distributions received        500,775        32,787      5,132,111        296,505       127,621      446,384
   Net realized gain (loss)                  (788,035)      740,039     (5,886,949)       633,517      (456,858)      98,610
                                         ------------   -----------   ------------   ------------   -----------   ----------
Realized gains (losses)                      (287,260)      772,826       (754,838)       930,022      (329,237)     544,994
                                         ------------   -----------   ------------   ------------   -----------   ----------
Unrealized appreciation (depreciation)
   during the period                       (5,613,590)   (1,385,288)   (68,935,764)    (6,766,925)   (3,398,308)    (872,167)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Net increase (decrease) in contract
   owners' equity from operations          (5,562,333)      949,737    (63,821,018)     6,089,397    (3,254,122)    (426,583)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Changes from principal transactions:
   Purchase payments                           56,608        63,332     29,541,460     35,959,673       135,998      145,308
   Transfers between sub-accounts and
      the company                          (2,369,552)    1,688,282     30,407,347     25,783,842       926,377      (98,111)
   Withdrawals                             (3,566,007)   (5,114,678)   (18,372,880)   (14,758,398)     (376,081)    (467,754)
   Annual contract fee                        (10,412)      (11,189)      (789,749)      (517,512)      (15,418)     (18,353)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (5,889,363)   (3,374,253)    40,786,178     46,467,605       670,876     (438,910)
                                         ------------   -----------   ------------   ------------   -----------   ----------
Total increase (decrease) in contract
   owners' equity                         (11,451,696)   (2,424,516)   (23,034,840)    52,557,002    (2,583,246)    (865,493)
Contract owners' equity at beginning
   of period                               24,870,731    27,295,247    224,500,266    171,943,264     5,664,391    6,529,884
                                         ------------   -----------   ------------   ------------   -----------   ----------
Contract owners' equity at end of
   period                                $ 13,419,035   $24,870,731   $201,465,426   $224,500,266   $ 3,081,145   $5,664,391
                                         ============   ===========   ============   ============   ===========   ==========

                                             2008           2007          2008           2007           2008         2007
                                         ------------   -----------   ------------   ------------   -----------   ----------
Units, beginning of period                  1,329,495     1,516,621     13,562,202     10,417,109       399,691      425,444
Units issued                                  115,681       107,657      5,747,875      4,542,147       171,432       48,861
Units redeemed                                490,144       294,783      2,639,416      1,397,054        84,800       74,614
                                         ------------   -----------   ------------   ------------   -----------   ----------
Units, end of period                          955,032     1,329,495     16,670,661     13,562,202       486,323      399,691
                                         ============   ===========   ============   ============   ===========   ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Marisco International
                                           Opportunities Series II       Mid Cap Index Series I      Mid Cap Index Series II
                                         --------------------------   ---------------------------   -------------------------
                                             2008           2007          2008           2007           2008          2007
                                         ------------   -----------   ------------   ------------   -----------   -----------
Income:
   Dividend distributions received       $     36,841   $    57,506   $     18,946   $     36,654   $    80,846   $   122,575
Expenses:
   Mortality and expense risk and
      administrative charges                  (60,858)      (63,490)       (35,131)       (44,194)     (184,373)     (204,374)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Net investment income (loss)                  (24,017)       (5,984)       (16,185)        (7,540)     (103,527)      (81,799)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received        178,534       857,423         54,981        344,093       275,493     1,615,765
   Net realized gain (loss)                  (801,989)      343,053       (142,072)       165,686      (797,841)      806,197
                                         ------------   -----------   ------------   ------------   -----------   -----------
Realized gains (losses)                      (623,455)    1,200,476        (87,091)       509,779      (522,348)    2,421,962
                                         ------------   -----------   ------------   ------------   -----------   -----------
Unrealized appreciation (depreciation)
   during the period                       (1,994,774)     (644,290)      (857,454)      (337,520)   (4,516,470)   (1,935,448)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations          (2,642,246)      550,202       (960,730)       164,719    (5,142,345)      404,715
                                         ------------   -----------   ------------   ------------   -----------   -----------
Changes from principal transactions:
   Purchase payments                          334,260       717,514          4,573         26,053       248,855       398,931
   Transfers between sub-accounts and
      the company                            (647,469)    1,751,849        117,352        160,572     1,924,281     3,508,440
   Withdrawals                               (224,807)     (596,083)      (436,275)      (315,527)   (1,324,915)   (1,804,473)
   Annual contract fee                         (7,737)       (4,701)        (1,723)        (1,644)      (47,665)      (42,867)
                                         ------------   -----------   ------------   ------------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              (545,753)    1,868,579       (316,073)      (130,546)      800,556     2,060,031
                                         ------------   -----------   ------------   ------------   -----------   -----------
Total increase (decrease) in contract
   owners' equity                          (3,187,999)    2,418,781     (1,276,803)        34,173    (4,341,789)    2,464,746
Contract owners' equity at beginning
   of period                                5,510,886     3,092,105      2,618,284      2,584,111    12,705,176    10,240,430
                                         ------------   -----------   ------------   ------------   -----------   -----------
Contract owners' equity at end of
   period                                $  2,322,887   $ 5,510,886   $  1,341,481   $  2,618,284   $ 8,363,387   $12,705,176
                                         ============   ===========   ============   ============   ===========   ===========

                                             2008           2007          2008           2007           2008          2007
                                         ------------   -----------   ------------   ------------   -----------   -----------
Units, beginning of period                    256,410       165,812        128,389        133,983       677,699       573,750
Units issued                                  118,431       220,240         48,317         17,739       267,848       315,536
Units redeemed                                148,100       129,642         71,444         23,333       232,830       211,587
                                         ------------   -----------   ------------   ------------   -----------   -----------
Units, end of period                          226,741       256,410        105,262        128,389       712,717       677,699
                                         ============   ===========   ============   ============   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Mid Cap Intersection
                                                  Series II              Mid Cap Stock Series I       Mid Cap Stock Series II
                                         --------------------------   ---------------------------   --------------------------
                                             2008           2007          2008           2007           2008          2007
                                         ------------   -----------   ------------   ------------   ------------   -----------
Income:
   Dividend distributions received       $         --   $        --   $         --   $         --   $         --   $        --
Expenses:
   Mortality and expense risk and
      administrative charges                   (3,764)         (430)      (239,351)      (308,652)      (301,890)     (351,565)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Net investment income (loss)                   (3,764)         (430)      (239,351)      (308,652)      (301,890)     (351,565)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received             --            --        413,597      4,815,909        562,298     5,878,355
   Net realized gain (loss)                   (39,550)       (3,745)        94,256      1,868,031       (238,441)    1,477,953
                                         ------------   -----------   ------------   ------------   ------------   -----------
Realized gains (losses)                       (39,550)       (3,745)       507,853      6,683,940        323,857     7,356,308
                                         ------------   -----------   ------------   ------------   ------------   -----------
Unrealized appreciation (depreciation)
   during the period                         (140,925)       (2,404)    (8,840,498)    (2,566,502)   (11,100,329)   (2,640,503)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from operations            (184,239)       (6,579)    (8,571,996)     3,808,786    (11,078,362)    4,364,240
                                         ------------   -----------   ------------   ------------   ------------   -----------
Changes from principal transactions:
   Purchase payments                          136,411        59,983        126,600         93,350        603,946       997,281
   Transfers between sub-accounts and
      the company                             218,531         4,836      2,233,169       (539,809)     1,551,239       106,991
   Withdrawals                                   (444)         (433)    (2,397,735)    (4,040,711)    (1,643,956)   (2,247,984)
   Annual contract fee                            (64)           --        (11,168)       (11,069)       (65,362)      (66,812)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                               354,434        64,386        (49,134)    (4,498,239)       445,867    (1,210,524)
                                         ------------   -----------   ------------   ------------   ------------   -----------
Total increase (decrease) in contract
   owners' equity                             170,195        57,807     (8,621,130)      (689,453)   (10,632,495)    3,153,716
Contract owners' equity at beginning of
   period                                      57,807            --     18,818,584     19,508,037     24,028,488    20,874,772
                                         ------------   -----------   ------------   ------------   ------------   -----------
Contract owners' equity at end of
   period                                $    228,002   $    57,807   $ 10,197,454   $ 18,818,584   $ 13,395,993   $24,028,488
                                         ============   ===========   ============   ============   ============   ===========

                                             2008           2007          2008           2007           2008           2007
                                         ------------   -----------   ------------   ------------   ------------   -----------
Units, beginning of period                      5,027             -        933,397      1,177,671        977,546     1,015,920
Units issued                                   59,865        12,648        222,918         88,194        221,660       189,884
Units redeemed                                 30,139         7,621        243,169        332,468        211,169       228,258
                                         ------------   -----------   ------------   ------------   ------------   -----------
Units, end of period                           34,753         5,027        913,146        933,397        988,037       977,546
                                         ============   ===========   ============   ============   ============   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                       Money
                                          Mid Cap Value Series I    Mid Cap Value Series II     Market B Series NAV
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    95,844  $   106,534  $   228,997  $   169,342  $   135,699  $   168,148
Expenses:
   Mortality and expense risk and
      administrative charges                 (92,347)    (157,715)    (231,133)    (367,586)    (108,545)     (59,451)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                   3,497      (51,181)      (2,136)    (198,244)      27,154      108,697
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       259,159    2,665,712      666,481    6,291,655           --           --
   Net realized gain (loss)               (1,139,700)     606,946   (1,632,463)     825,320        2,285       (3,744)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (880,541)   3,272,658     (965,982)   7,116,975        2,285       (3,744)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,936,613)  (3,169,152)  (6,234,278)  (6,911,749)          --           --
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (2,813,657)      52,325   (7,202,396)       6,982       29,439      104,953
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          13,072       15,863      215,351      246,203       18,681       38,001
   Transfers between sub-accounts and
      the company                           (585,980)    (639,173)  (1,113,850)  (1,407,970)   5,875,832    7,811,192
   Withdrawals                            (1,016,578)  (1,872,057)  (1,324,736)  (3,182,141)  (2,703,464)  (2,563,205)
   Annual contract fee                        (4,785)      (6,744)     (44,400)     (61,156)     (21,728)     (12,941)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,594,271)  (2,502,111)  (2,267,635)  (4,405,064)   3,169,321    5,273,047
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (4,407,928)  (2,449,786)  (9,470,031)  (4,398,082)   3,198,760    5,378,000
Contract owners' equity at beginning of
   period                                  8,000,555   10,450,341   19,694,402   24,092,484    5,378,000           --
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 3,592,627  $ 8,000,555  $10,224,371  $19,694,402  $ 8,576,760  $ 5,378,000
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   396,662      513,445    1,036,284    1,254,692      421,840           --
Units issued                                   7,454       34,602       52,968       64,938      724,897      729,799
Units redeemed                               107,060      151,385      190,273      283,346      477,077      307,959
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                         297,056      396,662      898,979    1,036,284      669,660      421,840
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        Natural
                                           Money Market Series I     Money Market Series II       Resources Series II
                                         ------------------------  --------------------------  -------------------------
                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received       $   443,963  $ 1,130,725  $  1,198,106  $  1,776,935  $     53,554  $   145,042
Expenses:
   Mortality and expense risk and
      administrative charges                (396,166)    (391,840)   (1,352,071)     (689,286)     (286,519)    (279,801)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                  47,797      738,885      (153,965)    1,087,649      (232,965)    (134,759)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --            --            --       659,413    7,552,787
   Net realized gain (loss)                     (347)          45        (2,105)       (5,048)   (4,541,964)     989,538
                                         -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                         (347)          45        (2,105)       (5,048)   (3,882,551)   8,542,325
                                         -----------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                              --           --            --            --    (6,395,628)  (2,804,942)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations             47,450      738,930      (156,070)    1,082,601   (10,511,144)   5,602,624
                                         -----------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                         315,253    3,324,992    21,784,518    11,645,794       836,037    2,181,447
   Transfers between sub-accounts and
      the company                         (2,968,538)  (6,796,313)   78,191,594    26,965,519    (1,686,471)   2,213,807
   Withdrawals                             3,699,634      952,619   (31,766,262)  (20,634,144)   (1,893,940)  (2,324,650)
   Annual contract fee                       (15,689)     (15,452)     (244,422)     (106,193)      (39,419)     (32,892)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            1,030,660   (2,534,154)   67,965,428    17,870,976    (2,783,793)   2,037,712
                                         -----------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                          1,078,110   (1,795,224)   67,809,358    18,953,577   (13,294,937)   7,640,336
Contract owners' equity at beginning of
   period                                 23,079,597   24,874,821    52,314,651    33,361,074    21,904,242   14,263,906
                                         -----------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of
   period                                $24,157,707  $23,079,597  $120,124,009  $ 52,314,651  $  8,609,305  $21,904,242
                                         ===========  ===========  ============  ============  ============  ===========

                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                 1,469,476    1,593,153     4,050,334     2,653,029       464,413      389,272
Units issued                               1,771,755    1,697,275    11,943,209     7,064,427       279,527      310,541
Units redeemed                             1,709,392    1,820,952     6,687,407     5,667,122       340,806      235,400
                                         -----------  -----------  ------------  ------------  ------------  -----------
Units, end of period                       1,531,839    1,469,476     9,306,136     4,050,334       403,134      464,413
                                         ===========  ===========  ============  ============  ============  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Optimized                Optimized
                                             All Cap Series II         Value Series II        Pacific Rim Series I
                                         ------------------------  -----------------------  ------------------------
                                             2008         2007         2008        2007         2008         2007
                                         -----------  -----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received       $    58,425  $   122,664  $    66,204  $   44,014  $    25,596  $    46,815
Expenses:
   Mortality and expense risk and
      administrative charges                (147,201)    (159,168)     (47,240)    (46,903)     (24,456)     (40,068)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Net investment income (loss)                 (88,776)     (36,504)      18,964      (2,889)       1,140        6,747
                                         -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --    1,290,619           --     158,148       42,284      629,431
   Net realized gain (loss)                 (898,393)     (12,868)    (312,192)    (19,000)    (109,890)     474,586
                                         -----------  -----------  -----------  ----------  -----------  -----------
Realized gains (losses)                     (898,393)   1,277,751     (312,192)    139,148      (67,606)   1,104,017
                                         -----------  -----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (4,068,145)  (1,745,012)  (1,307,326)   (623,601)    (759,707)    (889,652)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (5,055,314)    (503,765)  (1,600,554)   (487,342)    (826,173)     221,112
                                         -----------  -----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          95,333       79,864       53,928      25,867       12,285       20,875
   Transfers between sub-accounts and
      the company                           (165,361)  14,933,447       11,528   4,741,844      (16,627)    (320,157)
   Withdrawals                            (1,047,804)  (2,635,482)    (428,909)   (417,520)    (169,994)    (838,651)
   Annual contract fee                       (45,111)     (44,929)     (16,327)    (11,876)      (1,352)      (1,412)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,162,943)  12,332,900     (379,780)  4,338,315     (175,688)  (1,139,345)
                                         -----------  -----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (6,218,257)  11,829,135   (1,980,334)  3,850,973   (1,001,861)    (918,233)
Contract owners' equity at beginning of
   period                                 12,353,188      524,053    4,042,281     191,308    2,216,777    3,135,010
                                         -----------  -----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 6,134,931  $12,353,188  $ 2,061,947  $4,042,281  $ 1,214,916  $ 2,216,777
                                         ===========  ===========  ===========  ==========  ===========  ===========

                                             2008         2007         2008        2007         2008         2007
                                         -----------  -----------  -----------  ----------  -----------  -----------
Units, beginning of period                   578,097       24,965      233,957      10,319      144,936      221,132
Units issued                                  44,446      749,377       15,765     260,279       28,314       21,332
Units redeemed                               108,752      196,245       43,148      36,641       37,732       97,528
                                         -----------  -----------  -----------  ----------  -----------  -----------
Units, end of period                         513,791      578,097      206,574     233,957      135,518      144,936
                                         ===========  ===========  ===========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Pacific Rim            PIM Classic Value         PIMCO VIT All Asset
                                                Series II                  Series II                 Series II
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    45,293  $    68,313   $    26,150  $    28,134  $   162,601  $   280,622
Expenses:
   Mortality and expense risk and
      administrative charges                 (51,116)     (73,537)      (25,793)     (34,512)     (49,463)     (70,245)
                                         -----------  -----------   -----------  -----------  -----------  -----------
Net investment income (loss)                  (5,823)      (5,224)          357       (6,378)     113,138      210,377
                                         -----------  -----------   -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        79,606    1,163,672        27,169      216,776        7,975           --
   Net realized gain (loss)                 (663,825)     278,645      (464,980)     142,018     (226,902)      21,482
                                         -----------  -----------   -----------  -----------  -----------  -----------
Realized gains (losses)                     (584,219)   1,442,317      (437,811)     358,794     (218,927)      21,482
                                         -----------  -----------   -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,180,838)  (1,099,571)     (542,291)    (640,168)    (465,177)      15,088
                                         -----------  -----------   -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,770,880)     337,522      (979,745)    (287,752)    (570,966)     246,947
                                         -----------  -----------   -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         265,219      369,860        86,940      299,568       30,180       54,311
   Transfers between sub-accounts and
      the company                           (292,876)     127,345       268,925     (345,192)       2,001     (780,439)
   Withdrawals                              (230,131)    (475,289)      (77,111)    (221,336)    (641,832)    (754,915)
   Annual contract fee                       (10,400)     (12,723)       (3,454)      (2,875)      (7,782)     (12,665)
                                         -----------  -----------   -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (268,188)       9,193       275,300     (269,835)    (617,433)  (1,493,708)
                                         -----------  -----------   -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (2,039,068)     346,715      (704,445)    (557,587)  (1,188,399)  (1,246,761)
Contract owners' equity at beginning of
   period                                  4,315,252    3,968,537     1,831,414    2,389,001    3,544,793    4,791,554
                                         -----------  -----------   -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 2,276,184  $ 4,315,252   $ 1,126,969  $ 1,831,414  $ 2,356,394  $ 3,544,793
                                         ===========  ===========   ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                   195,764      186,801       129,464      142,588      224,910      322,832
Units issued                                 101,299      171,001       148,367       62,041       62,360       23,769
Units redeemed                               119,838      162,038       128,602       75,165      106,232      121,691
                                         -----------  -----------   -----------  -----------  -----------  -----------
Units, end of period                         177,225      195,764       149,229      129,464      181,038      224,910
                                         ===========  ===========   ===========  ===========  ===========  ===========

See accompanying notes

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Quantitative Mid Cap       Quantitative Mid Cap     Real Estate Securities
                                                Series I                   Series II                  Series I
                                         ------------------------  -------------------------  ------------------------
                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received        $     127    $   1,572    $       113  $    10,139  $   138,700  $   234,613
Expenses:
   Mortality and expense risk and
      administrative charges                 (1,539)      (6,637)       (14,609)     (50,340)     (74,269)    (144,501)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Net investment income (loss)                 (1,412)      (5,065)       (14,496)     (40,201)      64,431       90,112
                                          ---------    ---------    -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received          306       70,728          3,006      450,713       68,764    4,408,757
   Net realized gain (loss)                (114,564)     (17,593)      (831,701)    (147,655)  (2,717,358)    (320,055)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Realized gains (losses)                    (114,258)      53,135       (828,695)     303,058   (2,648,594)   4,088,702
                                          ---------    ---------    -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        104,304      (53,122)       715,424     (561,763)     555,719   (5,636,618)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (11,366)      (5,052)      (127,767)    (298,906)  (2,028,444)  (1,457,804)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             --          258         19,088       26,672       22,409       55,896
   Transfers between sub-accounts and
      the company                          (299,653)     (86,216)    (2,943,832)   3,408,010   (1,082,117)  (1,461,519)
   Withdrawals                               (7,801)     (62,522)      (143,082)  (1,034,856)    (667,581)  (1,985,339)
   Annual contract fee                         (252)        (529)        (2,859)     (13,611)      (3,594)      (5,374)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (307,706)    (149,009)    (3,070,685)   2,386,215   (1,730,883)  (3,396,336)
                                          ---------    ---------    -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                          (319,072)    (154,061)    (3,198,452)   2,087,309   (3,759,327)  (4,854,140)
Contract owners' equity at beginning of
   period                                   319,072      473,133      3,198,452    1,111,143    6,284,003   11,138,143
                                          ---------    ---------    -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                 $      --    $ 319,072    $        --  $ 3,198,452  $ 2,524,676  $ 6,284,003
                                          =========    =========    ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007          2008         2007
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, beginning of period                    23,745       33,937       187,524       62,862      201,915      296,380
Units issued                                   1,485          342         3,916      232,495       26,315       19,036
Units redeemed                                25,230       10,534       191,440      107,833       92,780      113,501
                                         -----------  -----------  ------------  -----------  -----------  -----------
Units, end of period                              --       23,745            --      187,524      135,450      201,915
                                         ===========  ===========  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Real Estate Securities        Real Return Bond        Science & Technology
                                                Series II                   Series II                  Series I
                                         -------------------------  -------------------------  ------------------------
                                             2008          2007         2008         2007          2008         2007
                                         -----------  ------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   351,546  $    369,388  $     61,702  $   677,238  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                (197,951)     (288,796)     (179,346)    (167,404)    (135,115)    (205,790)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Net investment income (loss)                 153,595        80,592      (117,644)     509,834     (135,115)    (205,790)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       182,160     8,278,870       277,145           --           --           --
   Net realized gain (loss)               (5,987,863)     (901,177)     (252,965)    (141,303)     366,827       (1,899)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses)                   (5,805,703)    7,377,693        24,180     (141,303)     366,827       (1,899)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                         472,354   (11,025,881)   (1,578,087)     553,626   (5,299,297)   2,415,905
                                         -----------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (5,179,754)   (3,567,596)   (1,671,551)     922,157   (5,067,585)   2,208,216
                                         -----------  ------------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         263,055     1,714,626        66,629      139,575       50,321      131,971
   Transfers between sub-accounts and
      the company                         (1,262,978)    4,241,818     2,329,944      285,119     (870,570)    (636,923)
   Withdrawals                            (1,979,315)   (2,297,176)   (1,701,306)  (1,649,743)  (1,291,342)  (2,978,793)
   Annual contract fee                       (32,635)      (40,311)      (25,524)     (21,457)      (9,981)     (11,376)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (3,011,873)    3,618,957       669,743   (1,246,506)  (2,121,572)  (3,495,121)
                                         -----------  ------------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (8,191,627)       51,361    (1,001,808)    (324,349)  (7,189,157)  (1,286,905)
Contract owners' equity at beginning of
   period                                 15,631,758    15,580,397    10,530,769   10,855,118   12,658,098   13,945,003
                                         -----------  ------------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 7,440,131  $ 15,631,758  $  9,528,961  $10,530,769  $ 5,468,941  $12,658,098
                                         ===========  ============  ============  ===========  ===========  ===========

                                             2008          2007         2008         2007          2008         2007
                                         -----------  ------------  ------------  -----------  -----------  -----------
Units, beginning of period                   619,751       503,126       706,553      796,645    1,171,203    1,476,977
Units issued                                 125,029       327,492       341,903      124,276       72,342      106,995
Units redeemed                               243,860       210,867       314,401      214,368      317,120      412,769
                                         -----------  ------------  ------------  -----------  -----------  -----------
Units, end of period                         500,920       619,751       734,055      706,553      926,425    1,171,203
                                         ===========  ============  ============  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Science & Technology Series II  Scudder Equity Index 500 -- B  Scudder Fixed Income -- B
                                         ------------------------------  -----------------------------  -------------------------
                                               2008            2007            2008           2007          2008          2007
                                         ---------------  -------------  --------------  -------------  ------------  -----------
Income:
   Dividend distributions received         $        --     $        --    $    96,891     $    92,354   $   321,545   $   269,356
Expenses:
   Mortality and expense risk and
      administrative charges                   (71,965)        (92,541)       (76,615)       (123,548)      (72,592)     (102,383)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Net investment income (loss)                   (71,965)        (92,541)        20,276         (31,194)      248,953       166,973
                                           -----------     -----------    -----------     -----------   -----------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received              --              --             --              --            --            --
   Net realized gain (loss)                    301,603         550,805         48,026         345,981      (189,275)      (29,503)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Realized gains (losses)                        301,603         550,805         48,026         345,981      (189,275)      (29,503)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Unrealized appreciation (depreciation)
   during the period                        (2,839,917)        412,995     (2,296,986)        (30,621)   (1,045,347)       (3,596)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations           (2,610,279)        871,259     (2,228,684)        284,166      (985,669)      133,874
                                           -----------     -----------    -----------     -----------   -----------   -----------
Changes from principal transactions:
   Purchase payments                           171,251         435,486         25,040          77,690        10,646        22,806
   Transfers between sub-accounts and
      the company                             (642,082)        802,245     (1,307,534)        (57,654)     (660,443)     (662,493)
   Withdrawals                                (634,744)     (1,104,611)      (286,414)     (1,469,178)     (812,668)   (1,318,189)
   Annual contract fee                         (18,155)        (19,001)       (23,987)        (35,343)      (21,082)      (23,576)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (1,123,730)        114,119     (1,592,895)     (1,484,485)   (1,483,547)   (1,981,452)
                                           -----------     -----------    -----------     -----------   -----------   -----------
Total increase (decrease) in contract
   owners' equity                           (3,734,009)        985,378     (3,821,579)     (1,200,319)   (2,469,216)   (1,847,578)
Contract owners' equity at beginning
   of period                                 6,674,726       5,689,348      7,044,675       8,244,994     5,692,500     7,540,078
                                           -----------     -----------    -----------     -----------   -----------   -----------
Contract owners' equity at end of
   period                                  $ 2,940,717     $ 6,674,726    $ 3,223,096     $ 7,044,675   $ 3,223,284   $ 5,692,500
                                           ===========     ===========    ===========     ===========   ===========   ===========


                                              2008            2007            2008            2007          2008          2007
                                           -----------     -----------    -----------     -----------   -----------   -----------
Units, beginning of period                     408,240         413,029         307,827        372,391        406,302      550,105
Units issued                                   122,298         172,619           8,894         17,212          9,146       18,458
Units redeemed                                 201,852         177,408          88,007         81,776        124,415      162,261
                                           -----------     -----------    -----------     -----------   -----------   -----------
Units, end of period                           328,686         408,240         228,714        307,827        291,033      406,302
                                           ===========     ===========    ===========     ===========   ===========   ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Small Cap Index Series I  Small Cap Index Series II  Small Cap Opportunities Series I
                                         ------------------------  -------------------------  ---------------------------------
                                             2008         2007         2008         2007           2008             2007
                                         -----------  -----------  -----------  ------------  ---------------  ----------------
Income:
   Dividend distributions received       $   10,827   $   24,997   $    98,071  $   127,322     $    47,138      $    65,867
Expenses:
   Mortality and expense risk and
      administrative charges                (14,835)     (24,803)     (150,041)    (172,835)        (32,083)         (55,085)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Net investment income (loss)                 (4,008)         194       (51,970)     (45,513)         15,055           10,782
                                         ----------   ----------   -----------  -----------     -----------      -----------
Realized gains (losses) on investments:
   Capital gain distributions received       10,037      193,204        99,383    1,207,968          65,972          204,414
   Net realized gain (loss)                 (61,123)      89,586      (549,235)     305,487        (108,342)         204,161
                                         ----------   ----------   -----------  -----------     -----------      -----------
Realized gains (losses)                     (51,086)     282,790      (449,852)   1,513,455         (42,370)         408,575
                                         ----------   ----------   -----------  -----------     -----------      -----------
Unrealized appreciation (depreciation)
   during the period                       (313,041)    (329,712)   (3,296,965)  (2,338,310)     (1,051,332)        (710,446)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Net increase (decrease) in contract
   owners' equity from operations          (368,135)     (46,728)   (3,798,787)    (870,368)     (1,078,647)        (291,089)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Changes from principal transactions:
   Purchase payments                            247       13,969       121,522      173,597             276            9,093
   Transfers between sub-accounts and
      the company                          (197,062)     113,608      (638,609)   8,139,950        (262,626)        (231,697)
   Withdrawals                             (120,846)    (320,796)     (618,738)  (1,979,944)       (254,469)        (589,970)
   Annual contract fee                         (780)        (959)      (43,235)     (41,661)         (1,012)          (1,379)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (318,441)    (194,178)   (1,179,060)   6,291,942        (517,831)        (813,953)
                                         ----------   ----------   -----------  -----------     -----------      -----------
Total increase (decrease) in contract
   owners' equity                          (686,576)    (240,906)   (4,977,847)   5,421,574      (1,596,478)      (1,105,042)
Contract owners' equity at beginning
   of period                              1,274,327    1,515,233    11,757,634    6,336,060       2,872,094        3,977,136
                                         ----------   ----------   -----------  -----------     -----------      -----------
Contract owners' equity at end of
   period                                $  587,751   $1,274,327   $ 6,779,787  $11,757,634     $ 1,275,616      $ 2,872,094
                                         ==========   ==========   ===========  ===========     ===========      ===========

                                             2008         2007         2008         2007            2008             2007
                                         ----------   ----------   -----------  -----------     -----------      -----------
Units, beginning of period                   74,214       85,006      659,784       341,731        128,071           161,169
Units issued                                  5,424       13,664       40,579       508,430          2,726             7,867
Units redeemed                               27,157       24,456      116,614       190,377         30,964            40,965
                                         ----------   ----------   -----------  -----------     -----------      -----------
Units, end of period                         52,481       74,214      583,749       659,784         99,833           128,071
                                         ==========   ==========   ===========  ===========     ===========      ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,


                                          Small Cap Opportunities  Small Company Value          Small Company Value
                                                Series II                Series I                      Series II
                                         ------------------------  ------------------------  -------------------------
                                             2008        2007          2008         2007         2008           2007
                                         -----------  ----------   -----------  -----------  -----------  ------------
Income:
   Dividend distributions received       $   115,760  $   126,722  $    48,263  $    15,537  $    72,143  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                 (83,830)    (128,465)    (111,231)    (163,546)    (242,998)     (343,875)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Net investment income (loss)                  31,930       (1,743)     (62,968)    (148,009)    (170,855)     (343,875)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received       172,708      495,448      131,866    1,575,228      282,210     3,284,450
   Net realized gain (loss)                 (289,620)     361,458     (244,317)     873,142     (711,021)      857,423
                                         -----------  -----------  -----------  -----------  -----------  ------------
Realized gains (losses)                     (116,912)     856,906     (112,451)   2,448,370     (428,811)    4,141,873
                                         -----------  -----------  -----------  -----------  -----------  ------------
Unrealized appreciation (depreciation)
   during the period                      (2,759,102)  (1,567,959)  (1,988,878)  (2,500,809)  (3,991,661)   (4,304,372)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (2,844,084)    (712,796)  (2,164,297)    (200,448)  (4,591,327)     (506,374)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Changes from principal transactions:
   Purchase payments                         279,212      419,409       23,135       42,454      249,273       845,442
   Transfers between sub-accounts and
      the company                           (296,858)    (356,771)    (733,829)    (570,411)  (1,677,788)   (1,510,955)
   Withdrawals                              (563,705)    (913,674)  (1,230,361)  (1,834,348)  (1,981,921)   (2,583,370)
   Annual contract fee                       (21,382)     (26,186)      (5,788)      (6,400)     (39,812)      (51,490)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (602,733)    (877,222)  (1,946,843)  (2,368,705)  (3,450,248)   (3,300,373)
                                         -----------  -----------  -----------  -----------  -----------  ------------
Total increase (decrease) in contract
   owners' equity                         (3,446,817)  (1,590,018)  (4,111,140)  (2,569,153)  (8,041,575)   (3,806,747)
Contract owners' equity at beginning of
   period                                  7,216,527    8,806,545    8,736,483   11,305,636   18,683,270    22,490,017
                                         -----------  -----------  -----------  -----------  -----------  ------------
Contract owners' equity at end of
   period                                $ 3,769,710  $ 7,216,527  $ 4,625,343  $ 8,736,483  $10,641,695  $ 18,683,270
                                         ===========  ===========  ===========  ===========  ===========  ============

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  ------------
Units, beginning of period                   328,073      359,558      371,608      468,226      978,052     1,133,762
Units issued                                  44,709       45,442       42,355       10,571      103,101        81,148
Units redeemed                                70,180       76,927      139,853      107,189      294,650       236,858
                                         -----------  -----------  -----------  -----------  -----------  ------------
Units, end of period                         302,602      328,073      274,110      371,608      786,503       978,052
                                         ===========  ===========  ===========  ===========  ===========  ============

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                             T Rowe Price Mid Value
                                          Strategic Bond Series I  Strategic Bond Series II         Series II
                                         ------------------------  ------------------------  ----------------------
                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received       $   711,034  $ 1,275,534  $   747,487  $ 1,235,912  $    8,183  $   20,631
Expenses:
   Mortality and expense risk and
      administrative charges                (163,575)    (212,882)    (181,151)    (225,696)    (15,531)    (20,174)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net investment income (loss)                 547,459    1,062,652      566,336    1,010,216      (7,348)        457
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --           --           --      19,515     246,100
   Net realized gain (loss)                 (459,370)     252,748     (827,798)      23,370    (373,680)     (6,865)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses)                     (459,370)     252,748     (827,798)      23,370    (354,165)    239,235
                                         -----------  -----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (2,055,190)  (1,545,052)  (1,845,954)  (1,297,521)   (207,332)   (267,342)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (1,967,101)    (229,652)  (2,107,416)    (263,935)   (568,845)    (27,650)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                          24,514       20,704      173,430      375,473         572      17,413
   Transfers between sub-accounts and
      the company                           (521,747)      88,884   (1,749,025)     437,763     219,154      79,496
   Withdrawals                            (2,049,012)  (2,843,354)  (1,243,821)  (1,433,052)    (74,970)   (159,020)
   Annual contract fee                        (7,683)      (7,722)     (32,469)     (33,102)     (1,731)     (2,079)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,553,928)  (2,741,488)  (2,851,885)    (652,918)    143,025     (64,190)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract
   owners' equity                         (4,521,029)  (2,971,140)  (4,959,301)    (916,853)   (425,820)    (91,840)
Contract owners' equity at beginning of
   period                                 12,570,207   15,541,347   13,456,543   14,373,396   1,055,208   1,147,048
                                         -----------  -----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of
   period                                $ 8,049,178  $12,570,207  $ 8,497,242  $13,456,543  $  629,388  $1,055,208
                                         ===========  ===========  ===========  ===========  ==========  ==========

                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, beginning of period                   628,165     757,790       852,319      891,732      64,734      69,509
Units issued                                  44,048      58,878        68,632      161,589      56,219      63,414
Units redeemed                               188,625     188,503       267,165      201,002      60,724      68,189
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, end of period                         483,588     628,165       653,786      852,319      60,229      64,734
                                         ===========  ===========  ===========  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                               Total Stock Market
                                           Total Return Series I    Total Return Series II       Index Series I
                                         ------------------------  ------------------------  ----------------------
                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Income:
   Dividend distributions received       $ 1,086,220  $ 1,952,755  $ 1,462,633  $ 2,187,664  $   14,066  $   35,739
Expenses:
   Mortality and expense risk and
      administrative charges                (385,136)    (424,361)    (495,445)    (486,382)    (15,684)    (27,312)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net investment income (loss)                 701,084    1,528,394      967,188    1,701,282      (1,618)      8,427
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received       263,583           --      336,535           --       1,782      59,303
   Net realized gain (loss)                 (161,444)    (275,562)    (106,247)     (78,482)    118,896     129,549
                                         -----------  -----------  -----------  -----------  ----------  ----------
Realized gains (losses)                      102,139     (275,562)     230,288      (78,482)    120,678     188,852
                                         -----------  -----------  -----------  -----------  ----------  ----------
Unrealized appreciation (depreciation)
   during the period                        (563,855)     405,346     (832,748)     303,564    (550,598)   (132,063)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from operations            239,368    1,658,178      364,728    1,926,364    (431,538)     65,216
                                         -----------  -----------  -----------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                          72,763       69,486      909,001      747,433      13,932      19,756
   Transfers between sub-accounts and
      the company                           (504,977)  (2,431,913)   2,993,068      102,619    (337,175)    (97,927)
   Withdrawals                            (3,944,868)  (3,501,931)  (4,080,378)  (3,837,824)   (107,708)   (322,870)
   Annual contract fee                       (12,821)     (11,874)     (74,598)     (63,661)     (1,097)     (1,264)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (4,389,903)  (5,876,232)    (252,907)  (3,051,433)   (432,048)   (402,305)
                                         -----------  -----------  -----------  -----------  ----------  ----------
Total increase (decrease) in contract
   owners' equity                         (4,150,535)  (4,218,054)     111,821   (1,125,069)   (863,586)   (337,089)
Contract owners' equity at beginning of
   period                                 25,258,342   29,476,396   30,752,368   31,877,437   1,483,420   1,820,509
                                         -----------  -----------  -----------  -----------  ----------  ----------
Contract owners' equity at end of
   period                                $21,107,807  $25,258,342  $30,864,189  $30,752,368  $  619,834  $1,483,420
                                         ===========  ===========  ===========  ===========  ==========  ==========

                                             2008         2007         2008         2007        2008        2007
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, beginning of period                 1,410,659    1,760,340    1,990,713    2,196,259     112,441     142,866
Units issued                                 161,176      164,008      796,653      254,486       4,500       6,507
Units redeemed                               406,151      513,689      802,953      460,032      40,904      36,932
                                         -----------  -----------  -----------  -----------  ----------  ----------
Units, end of period                       1,165,684    1,410,659    1,984,413    1,990,713      76,037     112,441
                                         ===========  ===========  ===========  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Total Stock Market Index
                                                 Series II             U.S. Core Series I         U.S. Core Series II
                                         ------------------------  --------------------------  ------------------------
                                             2008         2007         2008          2007          2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received       $   145,611  $   194,041  $    524,928  $  1,310,668  $    86,304  $   204,280
Expenses:
   Mortality and expense risk and
      administrative charges                (179,121)    (207,045)     (522,347)     (892,205)    (112,327)    (178,425)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                 (33,510)     (13,004)        2,581       418,463      (26,023)      25,855
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        21,217      475,362       424,737     5,124,021       83,159      966,053
   Net realized gain (loss)                 (353,766)     587,301   (24,386,251)   (4,173,311)  (4,209,472)      86,448
                                         -----------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                     (332,549)   1,062,663   (23,961,514)      950,710   (4,126,313)   1,052,501
                                         -----------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (4,688,023)  (1,023,741)    8,001,395    (1,255,625)     934,628   (1,121,825)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (5,054,082)      25,918   (15,957,538)      113,548   (3,217,708)     (43,469)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          91,122      149,021       209,235       211,838       80,699      117,667
   Transfers between sub-accounts and
      the company                             59,948    8,809,691   (30,512,420)   (3,212,553)  (6,153,315)    (945,871)
   Withdrawals                            (1,413,117)  (2,023,635)   (5,777,493)  (10,934,369)    (586,770)  (1,246,585)
   Annual contract fee                       (47,503)     (47,775)      (25,745)      (35,375)     (17,658)     (26,241)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,309,550)   6,887,302   (36,106,423)  (13,970,459)  (6,677,044)  (2,101,030)
                                         -----------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (6,363,632)   6,913,220   (52,063,961)  (13,856,911)  (9,894,752)  (2,144,499)
Contract owners' equity at beginning of
   period                                 14,027,194    7,113,974    52,063,961    65,920,872    9,894,752   12,039,251
                                         -----------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of
   period                                $ 7,663,562  $14,027,194  $         --  $ 52,063,961  $        --  $ 9,894,752
                                         ===========  ===========  ============  ============  ===========  ===========

                                             2008         2007         2008          2007          2008         2007
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                   808,512      423,681     2,149,886     2,724,668      694,360      841,598
Units issued                                  73,650      612,296        64,484        92,145       40,344       25,840
Units redeemed                               167,158      227,465     2,214,370       666,927      734,704      173,078
                                         -----------  -----------  ------------  ------------  -----------  -----------
Units, end of period                         715,004      808,512            --     2,149,886           --      694,360
                                         ===========  ===========  ============  ============  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           U.S. Global Leaders      U.S. Global Leaders        U.S. Government
                                             Growth Series I          Growth Series II        Securities Series I
                                         -----------------------  -----------------------  ------------------------
                                             2008        2007         2008        2007         2008         2007
                                         -----------  ----------  -----------  ----------  -----------  -----------
Income:
   Dividend distributions received       $     4,499  $   17,001  $    10,642  $   31,774  $   592,347  $ 1,578,460
Expenses:
   Mortality and expense risk and
      administrative charges                  (6,511)    (23,601)     (15,287)    (56,668)    (261,046)    (303,289)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Net investment income (loss)                  (2,012)     (6,600)      (4,645)    (24,894)     331,301    1,275,171
                                         -----------  ----------  -----------  ----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       161,995          --      422,910          --           --           --
   Net realized gain (loss)                  (51,984)     28,086     (154,217)     88,174     (760,111)    (201,002)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Realized gains (losses)                      110,011      28,086      268,693      88,174     (760,111)    (201,002)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                        (108,083)      2,806     (270,308)      9,517      (91,440)    (786,122)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations                (84)     24,292       (6,260)     72,797     (520,250)     288,047
                                         -----------  ----------  -----------  ----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             600       2,289        8,031      79,642       44,349      121,923
   Transfers between sub-accounts and
      the company                         (1,240,924)    (81,358)  (3,177,893)   (263,574)   1,100,071    1,608,391
   Withdrawals                               (16,607)   (229,792)    (106,238)   (504,433)  (3,860,003)  (3,457,554)
   Annual contract fee                          (531)     (1,532)      (2,983)    (10,277)      (6,258)      (6,628)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,257,462)   (310,393)  (3,279,083)   (698,642)  (2,721,841)  (1,733,868)
                                         -----------  ----------  -----------  ----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (1,257,546)   (286,101)  (3,285,343)   (625,845)  (3,242,091)  (1,445,821)
Contract owners' equity at beginning of
   period                                  1,257,546   1,543,647    3,285,343   3,911,188   18,093,578   19,539,399
                                         -----------  ----------  -----------  ----------  -----------  -----------
Contract owners' equity at end of
   period                                $        --  $1,257,546  $        --  $3,285,343  $14,851,487  $18,093,578
                                         ===========  ==========  ===========  ==========  ===========  ===========

                                            2008         2007         2008        2007        2008         2007
                                         -----------  ----------  -----------  ----------  -----------  -----------
Units, beginning of period                    95,372     119,228      248,691     301,704      902,777    1,009,726
Units issued                                      37       1,720        1,425      15,898      487,640      497,546
Units redeemed                                95,409      25,576      250,116      68,911      640,153      604,495
                                         -----------  ----------  -----------  ----------  -----------  -----------
Units, end of period                              --      95,372           --     248,691      750,264      902,777
                                         ===========  ==========  ===========  ==========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                              U.S. Government        U.S. High Yield      U.S. Large Cap Value
                                           Securities Series II         Series II               Series I
                                         ------------------------  -------------------  ------------------------
                                             2008         2007       2008       2007        2008         2007
                                         -----------  -----------  --------  ---------  -----------  -----------
Income:
   Dividend distributions received       $   429,491  $   886,415  $ 11,279  $  19,716  $   179,406  $   145,290
Expenses:
   Mortality and expense risk and
      administrative charges                (192,749)    (192,241)   (2,948)    (3,932)    (131,285)    (214,099)
                                         -----------  -----------  --------  ---------  -----------  -----------
Net investment income (loss)                 236,742      694,174     8,331     15,784       48,121      (68,809)
                                         -----------  -----------  --------  ---------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --        --         --           --           --
   Net realized gain (loss)                 (555,794)      (6,966)  (12,298)     7,005      376,900    1,092,165
                                         -----------  -----------  --------  ---------  -----------  -----------
Realized gains (losses)                     (555,794)      (6,966)  (12,298)     7,005      376,900    1,092,165
                                         -----------  -----------  --------  ---------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                         (64,379)    (515,226)  (45,627)   (21,620)  (4,401,358)  (1,152,365)
                                         -----------  -----------  --------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations           (383,431)     171,982   (49,594)     1,169   (3,976,337)    (129,009)
                                         -----------  -----------  --------  ---------  -----------  -----------
Changes from principal transactions:
   Purchase payments                         173,184      461,271       261        908       49,369       53,630
   Transfers between sub-accounts and
      the company                          3,045,134    1,019,098    25,944     46,920     (701,469)    (499,917)
   Withdrawals                            (2,102,615)  (1,590,044)  (14,745)  (129,426)  (1,544,803)  (2,391,924)
   Annual contract fee                       (18,667)     (18,147)     (877)      (724)      (6,905)      (8,447)
                                         -----------  -----------  --------  ---------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            1,097,036     (127,822)   10,583    (82,322)  (2,203,808)  (2,846,658)
                                         -----------  -----------  --------  ---------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                            713,605       44,160   (39,011)   (81,153)  (6,180,145)  (2,975,667)
Contract owners' equity at beginning of
   period                                 10,995,869   10,951,709   205,047    286,200   11,523,352   14,499,019
                                         -----------  -----------  --------  ---------  -----------  -----------
Contract owners' equity at end of
   period                                $11,709,474  $10,995,869  $166,036  $ 205,047  $ 5,343,207  $11,523,352
                                         ===========  ===========  ========  =========  ===========  ===========

                                            2008         2007        2008      2007        2008         2007
                                         -----------  -----------  --------  ---------  -----------  -----------
Units, beginning of period                   802,972      809,227    14,592     20,699      793,165      977,700
Units issued                                 909,333      595,153     8,730     17,450       20,605       11,918
Units redeemed                               829,481      601,408     8,138     23,557      202,847      196,453
                                         -----------  -----------  --------  ---------  -----------  -----------
Units, end of period                         882,824      802,972    15,184     14,592      610,923      793,165
                                         ===========  ===========  ========  =========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           U.S. Large Cap Value                                    UBS Large Cap
                                                 Series II           UBS Large Cap Series I          Series II
                                         ------------------------  -------------------------  ----------------------
                                             2008         2007         2008          2007        2008        2007
                                         -----------  -----------  ------------  -----------  ----------  ----------
Income:
   Dividend distributions received       $   174,257  $    88,106  $    209,820  $   123,861  $   14,313  $    7,089
Expenses:
   Mortality and expense risk and
      administrative charges                (131,826)    (192,502)     (230,780)    (234,845)    (18,837)    (17,859)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Net investment income (loss)                  42,431     (104,396)      (20,960)    (110,984)     (4,524)    (10,770)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --            --      983,609          --      78,344
   Net realized gain (loss)                  237,802      930,669    (1,158,433)     (16,262)    (82,955)    (42,499)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses)                      237,802      930,669    (1,158,433)     967,347     (82,955)     35,845
                                         -----------  -----------  ------------  -----------  ----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (4,229,552)  (1,050,218)   (6,449,784)  (2,207,055)   (503,091)   (176,640)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (3,949,319)    (223,945)   (7,629,177)  (1,350,692)   (590,570)   (151,565)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                         387,949      742,426        43,244       69,570      41,602      11,895
   Transfers between sub-accounts and
      the company                           (254,191)    (542,241)     (617,450)  25,361,453     (33,266)  1,671,424
   Withdrawals                            (1,146,338)  (1,581,499)   (2,572,876)  (2,920,837)   (165,104)    (64,889)
   Annual contract fee                       (28,481)     (33,446)      (13,176)      (9,730)     (5,484)     (3,769)
                                         -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,041,061)  (1,414,760)   (3,160,258)  22,500,456    (162,252)  1,614,661
                                         -----------  -----------  ------------  -----------  ----------  ----------
Total increase (decrease) in contract
   owners' equity                         (4,990,380)  (1,638,705)  (10,789,435)  21,149,764    (752,822)  1,463,096
Contract owners' equity at beginning of
   period                                 10,922,557   12,561,262    21,149,764           --   1,612,959     149,863
                                         -----------  -----------  ------------  -----------  ----------  ----------
Contract owners' equity at end of
   period                                $ 5,932,177  $10,922,557  $ 10,360,329  $21,149,764  $  860,137  $1,612,959
                                         ===========  ===========  ============  ===========  ==========  ==========

                                             2008         2007         2008         2007         2008        2007
                                         -----------  -----------  ------------  -----------  ----------  ----------
Units, beginning of period                   697,188      784,347     1,364,068           --     104,356       9,655
Units issued                                  63,792       76,311        18,207    1,591,753       9,976     114,729
Units redeemed                               130,690      163,470       261,313      227,685      20,716      20,028
                                         -----------  -----------  ------------  -----------  ----------  ----------
Units, end of period                         630,290      697,188     1,120,962    1,364,068      93,616     104,356
                                         ===========  ===========  ============  ===========  ==========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Utilities Series I        Utilities Series II         Value Series I
                                         ------------------------  ------------------------  ------------------------
                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received       $    97,956  $   103,900  $   166,954  $   133,134  $    73,000  $   157,573
Expenses:
   Mortality and expense risk and
      administrative charges                 (57,739)     (85,743)    (110,718)    (136,012)    (113,640)    (182,525)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net investment income (loss)                  40,217       18,157       56,236       (2,878)     (40,640)     (24,952)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       143,521    1,219,849      272,412    1,910,628      234,260    3,309,015
   Net realized gain (loss)                 (389,538)     642,883     (213,516)     666,504     (175,150)   1,011,245
                                         -----------  -----------  -----------  -----------  -----------  -----------
Realized gains (losses)                     (246,017)   1,862,732       58,896    2,577,132       59,110    4,320,260
                                         -----------  -----------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (1,431,197)    (653,864)  (3,290,341)    (759,023)  (3,637,078)  (3,486,535)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (1,636,997)   1,227,025   (3,175,209)   1,815,231   (3,618,608)     808,773
                                         -----------  -----------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          11,880       13,911       69,596      259,649       18,381       36,367
   Transfers between sub-accounts and
      the company                           (704,159)    (578,809)    (316,906)    (412,709)  (1,122,279)    (602,521)
   Withdrawals                              (722,904)    (968,393)    (555,143)    (867,915)  (1,202,500)  (2,381,017)
   Annual contract fee                        (3,487)      (4,127)     (16,256)     (16,516)      (4,673)      (5,898)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (1,418,670)  (1,537,418)    (818,709)  (1,037,491)  (2,311,071)  (2,953,069)
                                         -----------  -----------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (3,055,667)    (310,393)  (3,993,918)     777,740   (5,929,679)  (2,144,296)
Contract owners' equity at beginning of
   period                                  5,040,757    5,351,150    8,340,129    7,562,389   10,313,900   12,458,196
                                         -----------  -----------  -----------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $ 1,985,090  $ 5,040,757  $ 4,346,211  $ 8,340,129  $ 4,384,221  $10,313,900
                                         ===========  ===========  ===========  ===========  ===========  ===========

                                             2008         2007         2008         2007         2008         2007
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, beginning of period                   231,208      307,337      250,917      284,084      367,190      471,644
Units issued                                  39,796       34,543       46,253       59,880        8,643       24,664
Units redeemed                               120,192      110,672       80,359       93,047      108,031      129,118
                                         -----------  -----------  -----------  -----------  -----------  -----------
Units, end of period                         150,812      231,208      216,811      250,917      267,802      367,190
                                         ===========  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       Wellington Small         Wellington Small
                                              Value Series II        Cap Growth Series II     Cap Value Series II
                                         ------------------------  -----------------------  -----------------------
                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Income:
   Dividend distributions received       $    32,228  $    56,049  $        --  $       --  $    29,902  $   17,860
Expenses:
   Mortality and expense risk and
      administrative charges                 (67,160)     (87,943)     (26,909)    (26,782)     (46,687)    (46,977)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net investment income (loss)                 (34,932)     (31,894)     (26,909)    (26,782)     (16,785)    (29,117)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received       133,236    1,626,248       19,229     371,337        9,292     597,042
   Net realized gain (loss)                 (572,955)     279,573     (365,174)      6,581     (655,429)     (6,502)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Realized gains (losses)                     (439,719)   1,905,821     (345,945)    377,918     (646,137)    590,540
                                         -----------  -----------  -----------  ----------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                      (1,576,611)  (1,578,787)    (658,038)   (190,952)    (408,670)   (732,113)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations         (2,051,262)     295,140   (1,030,892)    160,184   (1,071,592)   (170,690)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                         170,572      869,446       81,977     453,338      219,782     469,346
   Transfers between sub-accounts and
      the company                           (490,511)     158,139    1,009,841     361,293      545,922   1,199,536
   Withdrawals                              (420,448)    (673,792)     (90,101)   (155,930)    (201,667)   (415,172)
   Annual contract fee                        (9,587)     (11,792)      (3,837)     (1,594)      (4,298)     (4,665)
                                         -----------  -----------  -----------  ----------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (749,974)     342,001      997,880     657,107      559,739   1,249,045
                                         -----------  -----------  -----------  ----------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (2,801,236)     637,141      (33,012)    817,291     (511,853)  1,078,355
Contract owners' equity at beginning of
   period                                  5,422,769    4,785,628    2,090,135   1,272,844    3,257,965   2,179,610
                                         -----------  -----------  -----------  ----------  -----------  ----------
Contract owners' equity at end of
   period                                $ 2,621,533  $ 5,422,769  $ 2,057,123  $2,090,135  $ 2,746,112  $3,257,965
                                         ===========  ===========  ===========  ==========  ===========  ==========

                                             2008         2007         2008        2007         2008        2007
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, beginning of period                   274,625      249,611      113,147      72,325      210,691     131,783
Units issued                                  43,711       89,964      133,613      70,184      141,513     162,711
Units redeemed                                87,420       64,950       63,137      29,362      107,934      83,803
                                         -----------  -----------  -----------  ----------  -----------  ----------
Units, end of period                         230,916      274,625      183,623     113,147      244,270     210,691
                                         ===========  ===========  ===========  ==========  ===========  ==========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
          STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Wells Capital Core
                                           Bond Series II
                                         ------------------
                                           2008      2007
                                         --------  --------
Income:
   Dividend distributions received       $ 34,074  $ 20,146
Expenses:
   Mortality and expense risk and
      administrative charges               (9,465)   (4,261)
                                         --------  --------
Net investment income (loss)               24,609    15,885
                                         --------  --------
Realized gains (losses) on investments:
   Capital gain distributions received         --        --
   Net realized gain (loss)                (1,548)   (4,956)
                                         --------  --------
Realized gains (losses)                    (1,548)   (4,956)
                                         --------  --------
Unrealized appreciation (depreciation)
   during the period                      (17,849)   (4,157)
                                         --------  --------
Net increase (decrease) in contract
   owners' equity from operations           5,212     6,772
                                         --------  --------
Changes from principal transactions:
   Purchase payments                           --       325
   Transfers between sub-accounts and
      the company                         564,509    54,517
   Withdrawals                            (87,560)  (43,504)
   Annual contract fee                       (243)     (112)
                                         --------  --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           476,706    11,226
                                         --------  --------
Total increase (decrease) in contract
   owners' equity                         481,918    17,998
Contract owners' equity at beginning of
   period                                 228,740   210,742
                                         --------  --------
Contract owners' equity at end of
   period                                $710,658  $228,740
                                         ========  ========

                                           2008      2007
                                         --------  --------
Units, beginning of period                 17,237    16,571
Units issued                               48,898    30,558
Units redeemed                             13,373    29,892
                                         --------  --------
Units, end of period                       52,762    17,237
                                         ========  ========

See accompanying notes.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008

1. ORGANIZATION

John Hancock Life Insurance Company of New York, Separate Account A (the "Account") is a separate account established by John Hancock Life Insurance Company of New York (the "Company"). The Company established the Account on July 22, 1992 as a separate account under New York law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 130 sub-accounts which are exclusively invested in a corresponding Portfolio of the John Hancock Trust (the "Trust"), and 3 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) ("JHUSA"), which in turn is an indirect, wholly owned subsidiary of the Manufacturers Life Insurance Company which is an indirect, wholly owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

Sub-accounts closed or opened in 2008 are as follows:

SUB-ACCOUNTS CLOSED                                2008
-----------------------------------------------   ------
Dynamic Growth Series I                           Apr 25
Dynamic Growth Series II                          Apr 25
Quantitative Mid Cap Series I                     Apr 25
Quantitative Mid Cap Series II                    Apr 25
U.S. Global Leaders Growth Series I               Apr 25
U.S. Global Leaders Growth Series II              Apr 25
Emerging Growth Series II                          Nov 7
Independence Investment LLC Small Cap Series II    Nov 7
U.S. Core Series I                                 Nov 7
U.S. Core Series II                                Nov 7

SUB-ACCOUNTS OPENED                                2008
-----------------------------------------------   ------
Capital Appreciation Value Series II              Jun 16
Core Allocation Plus Series II                    Jun 18
Disciplined Diversification Series II             Jun 20

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed investment return is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from 1.15% to 1.90%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2008.

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by JHUSA, serves as investment adviser for the Trust.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company adopted SFAS 157, "Fair Value Measurements" (SFAS 157), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date. For sub-accounts which invest in shares of other investment trusts, fair value is typically the net asset value ("NAV") of the corresponding portfolio of the registered investment trust.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trust are valued at Level 1.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2008 were as follows:

                                                              Details of Investments
                                                       ------------------------------------
Sub-account                                                   Purchases            Sales
----------------------------------------------------   ----------------------   -----------
500 Index Fund B Series NAV                                 $   463,418         $ 1,294,475
500 Index Series I                                              941,989           2,713,814
500 Index Series II                                           1,325,959           3,542,878
Active Bond Series I                                            370,720           1,790,298
Active Bond Series II                                         3,507,965          23,008,900
All Cap Core Series I                                           156,792           1,196,678
All Cap Core Series II                                           79,494             776,327
All Cap Growth Series I                                         251,789           2,699,770
All Cap Growth Series II                                        466,459           1,072,553
All Cap Value Series I                                          137,483           1,138,992
All Cap Value Series II                                         476,012           1,639,921
American Asset Allocation Series II                          50,561,407           6,827,235
American Asset High-Income Bond Series II                     1,645,056             908,320
American Blue-Chip Income & Growth Series II                  1,312,804           2,822,249
American Bond Series II                                      19,069,300          39,032,273
American Century - Small Company Series II                        4,887              71,836
American Fundamental Holdings Series II                      60,577,381           3,267,318
American Global Diversification Series II                    55,073,493           4,220,437
American Global Growth Series II                              5,943,865           2,268,757
American Global Small Capitalization Series II                2,738,169           1,455,084
American Growth Series II                                    35,248,585          28,383,001
American Growth-Income Series II                             22,419,585          23,786,288
American International Series II                             19,973,782          16,222,190
American New World Series II                                  3,785,051           3,384,582
Blue Chip Growth Series I                                     2,790,350           7,203,424
Blue Chip Growth Series II                                    6,278,878           3,959,495
Bond Index Trust A Series II                                    450,655             103,215
Capital Appreciation Series I                                   304,244           2,428,958
Capital Appreciation Series II                                  560,872           2,184,755
Capital Appreciation Value Series II                          9,649,204             601,617
CGTC Overseas Equity Series II                                  129,505             278,830
Core Allocation Plus Series II                                3,403,636             249,320
Disciplined Diversification Series II                         5,228,815           1,050,236
Dynamic Growth Series I                                          32,922           3,804,352
Dynamic Growth Series II                                         43,247           2,677,875
Emerging Growth Series II                                       364,782             775,370
Emerging Small Company Series I                                  82,140             762,572
Emerging Small Company Series II                                374,295             889,975
Equity-Income Series I                                        2,638,241          10,315,955
Equity-Income Series II                                       3,598,551           6,447,696
Financial Services Series I                                     300,818             806,302
Financial Services Series II                                  1,289,479           1,141,347
Founding Allocation Series II                                56,088,637          12,022,429
Fundamental Value Series I                                   29,197,134           3,026,282
Fundamental Value Series II                                  10,252,741           7,294,817
Global Allocation Series I                                      180,181             525,791
Global Allocation Series II                                   2,690,135           3,685,569
Global Bond Series I                                          2,253,361           2,546,949
Global Bond Series II                                         8,557,520          11,265,159
Global Trust Series I                                           375,957           2,651,645
Global Trust Series II                                          641,218           1,260,033
Health Sciences Series I                                        935,136           1,867,285
Health Sciences Series II                                     2,083,717           2,474,236

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

                                                              Details of Investments
                                                       ------------------------------------
Sub-account                                                   Purchases            Sales
----------------------------------------------------   ----------------------   -----------
High Income Series II                                           127,095             248,492
High Yield Series I                                           2,095,308           3,165,672
High Yield Series II                                          3,843,493           4,228,349
Income & Value Series I                                         850,024           2,876,163
Income & Value Series II                                        622,954           1,789,790
Independence Investment LLC Small Cap Series II                     767              39,676
Index Allocation Series II                                   15,309,315           8,508,007
International Core Series I                                     399,118             906,145
International Core Series II                                    806,593           1,028,311
International Equity Index B Series NAV                         566,388           1,012,359
International Small Cap Series I                                456,992           1,307,403
International Small Cap Series II                             1,031,874           2,034,979
International Value Series I                                  1,217,907           3,352,309
International Value Series II                                 3,324,284           5,522,842
Investment Quality Bond Series I                              1,554,204           3,270,317
Investment Quality Bond Series II                             4,501,611          11,592,296
John Hancock International Equity Index Series I                147,094             504,255
John Hancock International Equity Index Series II               756,807             899,522
John Hancock Strategic Income Series II                         326,032             923,088
Large Cap Value Series I                                        121,643             493,445
Large Cap Value Series II                                       709,200             923,280
Lifestyle Aggressive Series I                                   705,546             587,996
Lifestyle Aggressive Series II                               11,039,971           8,443,596
Lifestyle Balanced Series I                                   5,787,161          12,938,695
Lifestyle Balanced Series II                                202,269,140          94,949,565
Lifestyle Conservative Series I                               5,979,854           6,443,524
Lifestyle Conservative Series II                            103,953,136          35,346,446
Lifestyle Growth Series I                                     3,938,610           7,488,104
Lifestyle Growth Series II                                  211,521,676         104,138,155
Lifestyle Moderate Series I                                   3,335,079           8,385,150
Lifestyle Moderate Series II                                 89,986,044          38,198,172
LMFC Core Equity Series II                                    2,208,114             936,196
Marisco International Opportunities Series II                 2,301,376           2,692,613
Mid Cap Index Series I                                        1,033,711           1,310,988
Mid Cap Index Series II                                       4,839,890           3,867,368
Mid Cap Intersection Series II                                  649,953             299,285
Mid Cap Stock Series I                                        4,314,025           4,188,912
Mid Cap Stock Series II                                       5,005,554           4,299,280
Mid Cap Value Series I                                          464,197           1,795,812
Mid Cap Value Series II                                       1,623,176           3,226,465
Money Market B Series NAV                                     9,384,494           6,188,018
Money Market Series I                                        27,612,945          26,534,488
Money Market Series II                                      153,116,950          85,305,486
Natural Resources Series II                                  12,298,258          14,655,602
Pacific Rim Series I                                            373,028             505,291
Pacific Rim Series II                                         1,990,681           2,185,085
PIM Classic Value Series II                                   1,924,420           1,621,595
PIMCO VIT All Asset Series II                                 1,023,734           1,520,055
Quantitative All Cap Series II                                  725,980           1,977,698

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

                                                              Details of Investments
                                                       ------------------------------------
Sub-account                                                   Purchases            Sales
----------------------------------------------------   ----------------------   -----------
Quantitative Mid Cap Series I                               $    18,816         $   327,629
Quantitative Mid Cap Series II                                   70,845           3,153,022
Quantitative Value Series II                                    249,591             610,406
Real Estate Securities Series I                               1,002,085           2,599,774
Real Estate Securities Series II                              3,007,081           5,683,199
Real Return Bond Series II                                    5,518,706           4,689,463
Science & Technology Series I                                   669,322           2,926,008
Science & Technology Series II                                1,739,006           2,934,701
Scudder Equity Index 500 -- B                                   193,030           1,765,649
Scudder Fixed Income -- B                                       434,502           1,669,094
Small Cap Index Series I                                        102,323             414,735
Small Cap Index Series II                                       748,244           1,879,891
Small Cap Opportunities Series I                                156,473             593,276
Small Cap Opportunities Series II                               917,849           1,315,945
Small Company Value Series I                                  1,129,484           3,007,429
Small Company Value Series II                                 1,975,881           5,314,776
Strategic Bond Series I                                       1,493,568           3,500,037
Strategic Bond Series II                                      1,715,841           4,001,391
T Rowe Price Mid Value Series II                                860,675             705,483
Total Return Series I                                         4,181,365           7,606,601
Total Return Series II                                       13,805,304          12,754,489
Total Stock Market Index Series I                                66,144             498,028
Total Stock Market Index Series II                            1,214,855           2,536,698
U.S. Core Series I                                            1,641,935          37,321,040
U.S. Core Series II                                             631,061           7,250,970
U.S. Global Leaders Growth Series I                             166,853           1,264,332
U.S. Global Leaders Growth Series II                            450,058           3,310,876
U.S. Government Securities Series I                           8,715,892          11,106,434
U.S. Government Securities Series II                         12,593,151          11,259,373
U.S. High Yield Series II                                       130,801             111,888
U.S. Large Cap Value Series I                                   396,385           2,552,072
U.S. Large Cap Value Series II                                  846,897           1,845,525
UBS Large Cap Series I                                          414,557           3,595,776
UBS Large Cap Series II                                         124,980             291,756
Utilities Series I                                              795,853           2,030,784
Utilities Series II                                           1,785,960           2,276,019
Value Series I                                                  475,837           2,593,286
Value Series II                                                 876,806           1,528,476
Wellington Small Cap Growth Series II                         1,944,771             954,572
Wellington Small Cap Value Series II                          2,021,275           1,469,029
Wells Capital Core Bond Series II                               688,014             186,699

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
500 Index Fund B Series NAV          2008      669    $7.59 to $7.53    $  5,063   1.85% to 1.40%     2.08%     (38.07)% to (38.35)%
                                     2007      757    12.25 to 12.21       9,257    1.85 to 1.40      1.23        (2.01) to (2.30)
500 Index Series I                   2008      464     7.60 to 7.59        3,518    1.75 to 1.40      0.66       (38.08) to (38.30)
                                     2007      623    12.31 to 12.27       7,643    1.75 to 1.40      2.41          3.43 to 3.07
                                     2006      752    11.94 to 11.66       8,946    1.75 to 1.40      0.92         13.66 to 13.26
                                     2005      947    10.54 to 10.29       9,930    1.75 to 1.40      1.57          2.84 to 2.48
                                     2004    1,259    10.29 to 10.03      12,854    1.75 to 1.40      0.88          8.72 to 8.34
500 Index Series II                  2008      940    10.38 to 10.08       9,531    1.85 to 1.40      0.46       (38.27) to (38.55)
                                     2007    1,081    16.82 to 16.40      17,780    1.85 to 1.40      1.93          3.26 to 2.80
                                     2006    1,168    16.29 to 15.21      18,636    1.85 to 1.40      0.78         13.47 to 12.96
                                     2005    1,316    14.36 to 13.44      18,514    1.85 to 1.40      1.38          2.67 to 0.82
                                     2004    1,368    13.12 to 12.89      18,755    1.75 to 1.40      0.64          8.46 to 8.08
Active Bond Series I                 2008      409    11.72 to 11.57       4,759    1.75 to 1.40      5.02       (11.78) to (12.09)
                                     2007      538    13.29 to 13.17       7,114    1.75 to 1.40      8.45          2.59 to 2.23
                                     2006      666    12.95 to 12.88       8,600    1.75 to 1.40      2.82          2.97 to 2.61
                                     2005      813    12.58 to 12.55      10,219    1.75 to 1.40      0.00          0.64 to 0.41
Active Bond Series II                2008    3,430    11.64 to 11.45      39,615    1.85 to 1.40      4.80       (11.90) to (12.29)
                                     2007    5,138    13.22 to 13.06      67,505    1.85 to 1.40      8.02          1.87 to 0.87
                                     2006    4,968    12.91 to 12.82      63,915    1.85 to 1.40      2.61          2.76 to 2.30
                                     2005    5,038    12.57 to 12.53      63,215    1.85 to 1.40      0.00         0.54 to (0.13)
All Cap Core Series I                2008      330     12.55 to 5.51       3,536    1.75 to 1.40      1.59       (40.47) to (40.68)
                                     2007      397     21.09 to 9.29       7,207    1.75 to 1.40      1.38          1.23 to 0.87
                                     2006      522     20.83 to 9.21       9,535    1.75 to 1.40      0.72         13.16 to 12.76
                                     2005      669     18.41 to 8.17      10,530    1.75 to 1.40      0.79          7.57 to 7.19
                                     2004      839     17.11 to 7.62      12,345    1.75 to 1.40      0.46         14.71 to 14.31
All Cap Core Series II               2008       86    11.36 to 11.03         948    1.85 to 1.40      1.30       (40.59) to (40.86)
                                     2007      128    19.12 to 18.64       2,391    1.85 to 1.40      0.80         0.53 to (4.85)
                                     2006       73    18.94 to 16.71       1,341    1.85 to 1.40      0.52         12.96 to 12.45
                                     2005       73    16.76 to 14.83       1,194    1.85 to 1.40      0.58          7.38 to 2.89
                                     2004       52    15.61 to 13.84         790    1.75 to 1.40      0.31         14.44 to 14.04
All Cap Growth Series I              2008      604     12.78 to 5.39       6,282    1.75 to 1.40      0.29       (42.76) to (42.96)
                                     2007      771     22.33 to 9.45      13,881    1.75 to 1.40      0.04         10.49 to 10.10
                                     2006    1,006     20.21 to 8.59      16,657    1.75 to 1.40      0.00          5.10 to 4.73
                                     2005    1,229     19.23 to 8.20      19,308    1.75 to 1.40      0.00          7.48 to 7.11
                                     2004    1,524     17.89 to 7.65      22,220    1.75 to 1.40      0.00          5.04 to 4.67
All Cap Growth Series II             2008      180     9.48 to 9.20        1,664    1.85 to 1.40      0.11       (42.87) to (43.13)
                                     2007      221    16.60 to 16.18       3,588    1.85 to 1.40      0.00          10.26 to 9.77
                                     2006      288    15.05 to 14.04       4,253    1.85 to 1.40      0.00          4.84 to 4.37
                                     2005      348    14.36 to 13.42       4,923    1.85 to 1.40      0.00          7.26 to 5.24
                                     2004      394    13.39 to 12.54       5,206    1.75 to 1.40      0.00          4.85 to 4.48
All Cap Value Series I               2008      141    12.16 to 11.84       1,689    1.75 to 1.40      0.73       (29.78) to (30.02)
                                     2007      211    17.32 to 16.92       3,593    1.75 to 1.40      1.74          6.81 to 6.44
                                     2006      243    16.21 to 15.90       3,883    1.75 to 1.40      0.95         12.14 to 11.75
                                     2005      265    14.46 to 14.22       3,791    1.75 to 1.40      0.56          4.25 to  3.88
                                     2004      245    13.87 to 13.69       3,371    1.75 to 1.40      0.32         14.34 to 13.94

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
All Cap Value Series II              2008      348   $13.09 to $12.70   $  4,414   1.85% to 1.40%     0.54%     (29.86)% to (30.18)%
                                     2007      426    18.66 to 18.19       7,724    1.85 to 1.40      1.35          6.53 to 6.05
                                     2006      514    17.52 to 15.89       8,775    1.85 to 1.40      0.79         11.96 to 11.45
                                     2005      550    15.65 to 14.23       8,417    1.85 to 1.40      0.12          3.95 to 2.37
                                     2004      545    15.05 to 13.73       8,079    1.75 to 1.40      0.23         14.18 to 13.78
American Asset Allocation
   Series II                         2008    7,029     8.70 to 8.59       60,763    1.90 to 1.15      3.04       (30.64) to (31.16)
                                     2007    3,023    12.54 to 12.48      37,906    1.90 to 1.15      3.76          0.34 to (0.16)
American Asset High-Income Bond
   Series II                         2008      276     8.96 to 8.85        2,454    1.90 to 1.15      6.87       (25.26) to (25.82)
                                     2007      230    11.99 to 11.93       2,756    1.90 to 1.15     14.42        (4.07) to (4.55)
American Blue-Chip Income &
   Growth Series II                  2008      764    12.44 to 12.13       9,405    1.85 to 1.40      3.95       (37.64) to (37.93)
                                     2007      880    19.96 to 19.54      17,405    1.85 to 1.40      2.09          0.06 to (0.39)
                                     2006    1,055    19.94 to 19.62      20,894    1.85 to 1.40      0.42         15.17 to 14.66
                                     2005    1,071    17.32 to 17.11      18,446    1.85 to 1.40      0.04          5.19 to 1.90
                                     2004    1,052    16.46 to 16.37      17,269    1.75 to 1.40      0.00          7.61 to 7.23
American Bond Series II              2008    6,802    11.87 to 11.55      79,419    1.90 to 1.15      8.97       (10.86) to (11.52)
                                     2007    9,127    13.31 to 13.05     120,045    1.90 to 1.15      4.33          1.58 to (0.20)
                                     2006    5,697    13.10 to 12.96      74,052    1.85 to 1.15      0.00          5.01 to 4.46
                                     2005    1,810    12.42 to 12.39      22,448    1.85 to 1.40      0.00        (0.66) to (0.84)
American Century - Small Company
   Series II                         2008        9     8.42 to 8.24           78    1.85 to 1.40      0.00       (44.09) to (44.35)
                                     2007       14    15.06 to 14.81         217    1.85 to 1.40      0.00        (8.02) to (8.44)
                                     2006       17    16.37 to 16.18         280    1.85 to 1.40      0.00          3.95 to 3.48
                                     2005       32    15.75 to 15.63         508    1.85 to 1.40      0.00          4.52 to (3.06)
                                     2004        4    15.07 to 15.03          67    1.75 to 1.40      0.00         20.56 to 20.28
American Fundamental Holdings
   Series II                         2008    5,408     8.58 to 8.50       46,181    1.90 to 1.15      5.92       (31.76) to (32.27)
                                     2007      350    12.57 to 12.56       4,401    1.90 to 1.15      2.82          0.55 to 0.45
American Global Diversification
   Series II                         2008    4,707     8.09 to 8.02       37,908    1.90 to 1.15      5.46       (35.60) to (36.09)
                                     2007      273    12.56 to 12.55       3,425    1.90 to 1.15      2.93          0.52 to 0.41
American Global Growth Series II     2008    1,289     8.03 to 7.93       10,289    1.90 to 1.15      2.58       (39.39) to (39.84)
                                     2007      996    13.25 to 13.19      13,159    1.90 to 1.15      3.53          6.02 to 5.49
American Global Small
   Capitalization Series II          2008      533     6.18 to 6.10        3,272    1.90 to 1.15      1.36       (54.33) to (54.67)
                                     2007      394    13.52 to 13.46       5,319    1.90 to 1.15      3.02          8.20 to 7.66
American Growth Series II            2008    9,718    12.22 to 7.83      112,969    1.90 to 1.15      1.71       (44.92) to (45.33)
                                     2007    9,075    22.35 to 14.21     194,068    1.90 to 1.15      0.97         11.89 to 10.45
                                     2006    7,988    20.77 to 12.83     160,869    1.85 to 1.15      0.16          8.12 to 2.53
                                     2005    5,750    19.21 to 18.98     109,808    1.85 to 1.40      0.00          13.99 to 6.62
                                     2004    2,975    16.85 to 16.75      49,975    1.75 to 1.40      0.00          10.35 to 9.97
American Growth-Income Series II     2008    8,827    11.94 to 8.53      101,639    1.90 to 1.15      1.92       (38.88) to (39.34)
                                     2007    8,979    19.68 to 13.96     170,839    1.90 to 1.15      2.81          4.44 to 3.28
                                     2006    7,484    19.56 to 13.49     142,470    1.85 to 1.15      0.92          13.03 to 7.76
                                     2005    5,373    17.30 to 17.10      92,410    1.85 to 1.40      0.31          3.83 to 1.45
                                     2004    2,374    16.67 to 16.57      39,432    1.75 to 1.40      0.22          8.30 to 7.92
American International Series II     2008    4,271    17.45 to 8.89       67,146    1.90 to 1.15      3.75       (43.13) to (43.56)
                                     2007    4,182    30.92 to 15.64     117,982    1.90 to 1.15      2.12         20.00 to 18.04
                                     2006    3,719    26.88 to 13.22      94,939    1.85 to 1.15      0.72          16.68 to 5.59
                                     2005    2,544    23.04 to 22.76      58,260    1.85 to 1.40      0.46         19.19 to 14.04
                                     2004    1,125    19.33 to 19.22      21,678    1.75 to 1.40      0.33         17.09 to 16.68

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
American New World Series II         2008      320    $8.48 to $8.37    $  2,693   1.90% to 1.15%     2.39%     (43.32)% to (43.74)%
                                     2007      305    14.95 to 14.88       4,543    1.90 to 1.15      4.54         19.62 to 19.02
Blue Chip Growth Series I            2008    1,661    14.97 to 6.86       19,671    1.75 to 1.40      0.31       (43.34) to (43.54)
                                     2007    1,903    26.42 to 12.14      40,711    1.75 to 1.40      0.71         11.17 to 10.78
                                     2006    2,288    24.22 to 10.96      45,399    1.75 to 1.40      0.21          8.07 to 7.69
                                     2005    2,774    22.46 to 10.18      51,140    1.75 to 1.40      0.42          4.13 to 3.77
                                     2004    3,361    21.63 to 9.81       59,864    1.75 to 1.40      0.12          7.51 to 7.14
Blue Chip Growth Series II           2008    1,373     9.50 to 8.32       13,138    1.90 to 1.15      0.14       (43.29) to (43.71)
                                     2007    1,218    16.87 to 14.68      20,648    1.90 to 1.15      0.38         12.67 to 11.22
                                     2006    1,374    15.64 to 13.17      21,093    1.85 to 1.15      0.03          7.80 to 5.20
                                     2005    1,489    14.51 to 13.41      21,253    1.85 to 1.40      0.00          3.90 to 2.29
                                     2004    1,140    13.97 to 12.94      15,702    1.75 to 1.40      0.06          7.31 to 6.94
Bond Index Trust  A Series II        2008       30    13.49 to 13.39         400    1.85 to 1.40      1.78          4.05 to 3.58
                                     2007        3    12.97 to 12.93          42    1.85 to 1.40      0.24          3.74 to 3.43
Capital Appreciation Series I        2008      966     6.40 to 6.22        6,119    1.75 to 1.40      0.43       (38.10) to (38.32)
                                     2007    1,202    10.34 to 10.09      12,303    1.75 to 1.40      0.27         10.05 to 9.66
                                     2006    1,426     9.40 to 9.20       13,949    1.75 to 1.40      0.00          0.84 to 0.49
                                     2005      216     9.32 to 9.15        1,999    1.75 to 1.40      0.00         12.41 to 12.02
                                     2004      169     8.29 to 8.17        1,387    1.75 to 1.40      0.00          7.80 to 7.43
Capital Appreciation Series II       2008      642     9.73 to 8.62        6,326    1.90 to 1.15      0.22       (38.08) to (38.54)
                                     2007      746    15.83 to 13.92      11,902    1.90 to 1.15      0.08         10.85 to 10.08
                                     2006      868    14.83 to 12.61      12,654    1.85 to 1.15      0.00          1.15 to 0.20
                                     2005      223    14.74 to 13.37       3,233    1.85 to 1.40      0.00         12.12 to 6.15
                                     2004      214    13.14 to 11.95       2,778    1.75 to 1.40      0.00          7.70 to 7.33
Capital Appreciation Value
   Series II                         2008      908     9.08 to 9.04        8,220    1.90 to 1.15      1.55       (27.36) to (27.65)
CGTC Overseas Equity Series II       2008       26    11.28 to 11.09         294    1.85 to 1.40      1.53       (43.00) to (43.26)
                                     2007       36    19.79 to 19.55         715    1.85 to 1.40      1.88         10.64 to 10.14
                                     2006       46    17.89 to 17.75         820    1.85 to 1.40      0.40         17.98 to 17.45
                                     2005       11    15.16 to 15.11         170    1.85 to 1.40      0.00         21.28 to 15.28
Core Allocation Plus Series II       2008      326     8.76 to 8.73        2,847    1.90 to 1.15      1.01       (29.91) to (30.19)
Disciplined Diversification
   Series II                         2008      406     9.15 to 9.11        3,706    1.90 to 1.15      1.89       (26.83) to (27.13)
Dynamic Growth Series I              2008       --     5.78 to 5.34           --    1.75 to 1.40      0.00       (10.06) to (10.16)
                                     2007      668     6.43 to 5.94        4,169    1.75 to 1.40      0.00          7.74 to 7.37
                                     2006      717     5.99 to 5.42        4,168    1.75 to 1.40      0.00          9.49 to 9.11
                                     2005      934     5.49 to 4.96        4,960    1.75 to 1.40      0.00         10.84 to 10.45
                                     2004    1,090     4.97 to 4.49        5,243    1.75 to 1.40      0.00          8.47 to 8.09
Dynamic Growth Series II             2008       --    16.31 to 15.88          --    1.85 to 1.40      0.00       (10.18) to (10.31)
                                     2007      164    18.16 to 17.70       2,931    1.85 to 1.40      0.00          7.66 to 7.17
                                     2006      168    16.87 to 15.80       2,796    1.85 to 1.40      0.00          9.19 to 8.70
                                     2005      202    15.45 to 14.50       3,086    1.85 to 1.40      0.00         10.46 to 0.34
                                     2004      220    13.99 to 13.16       3,047    1.75 to 1.40      0.00          8.49 to 8.11
Emerging Growth Series II            2008       --    10.20 to 9.95           --    1.85 to 1.40      0.37       (49.62) to (49.82)
                                     2007       44    20.25 to 19.83         884    1.85 to 1.40      0.00          2.29 to 1.82
                                     2006       73    19.80 to 19.47       1,426    1.85 to 1.40      0.00          9.84 to 9.35
                                     2005       50    18.02 to 17.81         900    1.85 to 1.40      0.00          5.89 to 1.00
                                     2004       40    17.02 to 16.92         670    1.75 to 1.40      0.00          5.16 to 4.79

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Emerging Small Company Series I      2008      229   $11.74 to $5.37    $  2,065   1.75% to 1.40%     0.00%     (44.07)% to (44.27)%
                                     2007      273    20.99 to 9.64        4,464    1.75 to 1.40      0.00          6.54 to 6.16
                                     2006      379    19.70 to 9.08        5,866    1.75 to 1.40      0.00          0.99 to 0.63
                                     2005      441    19.51 to 9.03        6,901    1.75 to 1.40      0.00          3.59 to 3.23
                                     2004      532    18.84 to 8.74        8,031    1.75 to 1.40      0.00          9.97 to 9.58
Emerging Small Company Series II     2008      251     8.92 to 8.66        2,201    1.85 to 1.40      0.00       (44.19) to (44.44)
                                     2007      285    15.99 to 15.59       4,486    1.85 to 1.40      0.00          6.33 to 5.85
                                     2006      335    15.04 to 14.11       4,967    1.85 to 1.40      0.00          0.76 to 0.31
                                     2005      362    14.92 to 14.04       5,343    1.85 to 1.40      0.00          3.40 to (0.21)
                                     2004      363    14.43 to 13.61       5,183    1.75 to 1.40      0.00          9.76 to 9.38
Equity-Income Series I               2008    1,451    23.22 to 12.85      28,858    1.75 to 1.40      2.28       (36.86) to (37.08)
                                     2007    1,807    36.77 to 20.43      56,669    1.75 to 1.40      2.82          1.90 to 1.54
                                     2006    2,087    36.09 to 20.12      65,058    1.75 to 1.40      1.53         17.37 to 16.96
                                     2005    2,415    30.74 to 17.20      64,504    1.75 to 1.40      1.30          2.48 to 2.12
                                     2004    2,836    30.00 to 16.84      74,171    1.75 to 1.40      1.31         13.21 to 12.81
Equity-Income Series II              2008    1,833    10.81 to 8.86       20,119    1.90 to 1.15      2.14       (36.89) to (37.37)
                                     2007    2,077    17.26 to 14.04      36,349    1.90 to 1.15      2.51          2.49 to 1.97
                                     2006    2,177    17.74 to 13.74      37,727    1.85 to 1.15      1.36         17.12 to 9.77
                                     2005    2,271    15.18 to 14.66      33,757    1.85 to 1.40      0.88          2.28 to 0.18
                                     2004    1,869    14.88 to 14.44      27,207    1.75 to 1.40      0.96         13.01 to 12.62
Financial Services Series I          2008       73     8.82 to 8.58          631    1.75 to 1.40      0.76       (45.43) to (45.62)
                                     2007      117    16.16 to 15.78       1,856    1.75 to 1.40      1.14        (8.12) to (8.44)
                                     2006      199    17.58 to 17.24       3,472    1.75 to 1.40      0.34         21.41 to 20.99
                                     2005      163    14.48 to 14.25       2,332    1.75 to 1.40      0.41          8.25 to 7.88
                                     2004      196    13.38 to 13.21       2,605    1.75 to 1.40      0.40          8.84 to 8.46
Financial Services Series II         2008      294     9.26 to 7.25        2,733    1.90 to 1.15      0.63       (45.39) to (45.80)
                                     2007      295    17.09 to 13.27       5,040    1.90 to 1.15      0.90        (4.45) to (8.00)
                                     2006      309    19.16 to 14.39       5,828    1.85 to 1.15      0.20         21.07 to 14.95
                                     2005      273    15.85 to 15.57       4,303    1.85 to 1.40      0.21          8.11 to 7.17
                                     2004      287    14.70 to 14.50       4,189    1.75 to 1.40      0.25          8.55 to 8.17
Founding Allocation Series II        2008   10,027     7.65 to 7.56       76,269    1.90 to 1.15      3.04       (36.29) to (36.77)
                                     2007    5,985    12.01 to 11.95      71,857    1.90 to 1.15      1.09        (3.90) to (4.38)
Fundamental Value Series I           2008    2,965    10.08 to 9.82       29,695    1.75 to 1.40      3.25       (40.17) to (40.38)
                                     2007      492    16.85 to 16.46       8,158    1.75 to 1.40      1.58          2.59 to 2.23
                                     2006      560    16.43 to 16.10       9,076    1.75 to 1.40      0.83         12.93 to 12.53
                                     2005      664    14.55 to 14.31       9,548    1.75 to 1.40      0.46          7.33 to 6.96
                                     2004      726    13.55 to 13.38       9,740    1.75 to 1.40      0.49         10.24 to 9.86
Fundamental Value Series II          2008    2,935    10.60 to 8.38       30,995    1.90 to 1.15      0.68       (40.15) to (40.60)
                                     2007    2,595    17.85 to 14.00      45,930    1.90 to 1.15      1.18          4.11 to 2.68
                                     2006    2,101    17.92 to 13.60      36,932    1.85 to 1.15      0.59         12.66 to 8.68
                                     2005    1,514    15.91 to 15.65      23,935    1.85 to 1.40      0.21          7.19 to 4.28
                                     2004    1,169    14.86 to 14.71      17,273    1.75 to 1.40      0.35          9.89 to 9.51
Global Allocation Series I           2008      133     8.46 to 8.36        1,115    1.75 to 1.40      4.86       (35.21) to (35.44)
                                     2007      168    13.06 to 12.95       2,187    1.75 to 1.40      6.09          3.66 to 3.30
                                     2006      210    12.60 to 12.39       2,641    1.75 to 1.40      1.08         11.93 to 11.54
                                     2005      250    11.25 to 11.10       2,807    1.75 to 1.40      1.00          4.73 to 4.37
                                     2004      266    10.77 to 10.62       2,853    1.75 to 1.40      1.10         11.16 to 10.77

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Global Allocation Series II          2008    1,139   $10.62 to $8.95    $ 11,734   1.90% to 1.15%     4.80%     (35.15)% to (35.63)%
                                     2007    1,249    16.49 to 13.80      19,965    1.90 to 1.15      6.28          3.66 to 3.63
                                     2006    1,090    16.41 to 13.29      17,185    1.85 to 1.15      0.73         11.71 to 6.14
                                     2005      538    14.69 to 13.74       7,720    1.85 to 1.40      0.68          4.47 to 3.14
                                     2004      278    14.06 to 13.18       3,864    1.75 to 1.40      0.74         10.96 to 10.57
Global Bond Series I                 2008      206    27.85 to 17.71       4,729    1.75 to 1.40      0.63        (5.81) to (6.14)
                                     2007      217    29.57 to 18.87       5,364    1.75 to 1.40      7.20          8.10 to 7.72
                                     2006      252    27.35 to 17.51       5,851    1.75 to 1.40      0.00          3.81 to 3.45
                                     2005      280    26.35 to 16.93       6,328    1.75 to 1.40      4.76        (7.84) to (8.16)
                                     2004      290    28.59 to 18.43       7,259    1.75 to 1.40      3.76          8.71 to 8.33
Global Bond Series II                2008    1,046    16.51 to 12.92      17,079    1.90 to 1.15      0.58        (5.75) to (6.46)
                                     2007    1,202    17.65 to 13.71      20,931    1.90 to 1.15      6.99          8.09 to 6.56
                                     2006    1,045    17.40 to 12.66      17,310    1.85 to 1.15      0.00          3.61 to 1.12
                                     2005      632    16.83 to 15.99      10,257    1.85 to 1.40      3.99        (3.01) to (8.27)
                                     2004      459    18.33 to 17.49       8,103    1.75 to 1.40      2.91          8.54 to 8.16
Global Trust Series I                2008      486    19.74 to 9.55        8,860    1.75 to 1.40      1.86       (40.39) to (40.60)
                                     2007      585    33.11 to 16.07      17,812    1.75 to 1.40      2.27        (0.08) to (0.43)
                                     2006      722    33.14 to 16.14      22,073    1.75 to 1.40      1.34         18.65 to 18.24
                                     2005      835    27.93 to 13.65      21,550    1.75 to 1.40      1.33          9.19 to 8.81
                                     2004    1,093    25.58 to 12.54      26,117    1.75 to 1.40      1.77         13.16 to 12.76
Global Trust Series II               2008      386    11.22 to 10.89       4,288    1.85 to 1.40      1.68       (40.48) to (40.75)
                                     2007      432    18.85 to 18.37       8,056    1.85 to 1.40      1.25        (0.77) to (4.80)
                                     2006      252    18.91 to 18.43       4,726    1.85 to 1.40      1.11         18.43 to 17.90
                                     2005      242    15.96 to 15.60       3,839    1.85 to 1.40      1.10          8.97 to 4.62
                                     2004      156    14.65 to 14.35       2,271    1.75 to 1.40      1.22         12.94 to 12.54
Health Sciences Series I             2008      141    13.99 to 13.62       1,940    1.75 to 1.40      0.00       (30.88) to (31.12)
                                     2007      207    20.25 to 19.78       4,139    1.75 to 1.40      0.00         16.03 to 15.62
                                     2006      233    17.45 to 17.11       4,022    1.75 to 1.40      0.00          6.87 to 6.50
                                     2005      244    16.33 to 16.06       3,937    1.75 to 1.40      0.00         11.08 to 10.69
                                     2004      298    14.70 to 14.51       4,345    1.75 to 1.40      0.00         13.70 to 13.30
Health Sciences Series II            2008      394    14.77 to 10.75       5,751    1.90 to 1.15      0.00       (30.86) to (31.38)
                                     2007      423    21.53 to 15.55       9,050    1.90 to 1.15      0.00         16.09 to 15.60
                                     2006      452    19.12 to 13.36       8,397    1.85 to 1.15      0.00          7.16 to 6.19
                                     2005      444    17.93 to 15.95       7,782    1.85 to 1.40      0.00         10.87 to 8.29
                                     2004      437    16.17 to 14.42       6,927    1.75 to 1.40      0.00         13.44 to 13.04
High Income Series II                2008        9     6.44 to 6.36           57    1.90 to 1.15      9.67       (44.23) to (44.65)
                                     2007       18    11.56 to 11.50         212    1.90 to 1.15     10.05        (7.56) to (8.02)
High Yield Series I                  2008      322    12.00 to 9.99        3,433    1.75 to 1.40      7.94       (30.50) to (30.75)
                                     2007      405    17.27 to 14.42       6,307    1.75 to 1.40     12.10          0.22 to (0.14)
                                     2006      576    17.23 to 14.44       8,974    1.75 to 1.40      6.86          8.84 to 8.46
                                     2005      696    15.83 to 13.31      10,061    1.75 to 1.40      4.80          2.26 to 1.90
                                     2004      904    15.48 to 13.07      12,865    1.75 to 1.40      6.35          9.51 to 9.13
High Yield Series II                 2008      513    11.68 to 9.24        5,991    1.90 to 1.15      8.22       (30.51) to (31.03)
                                     2007      542    16.93 to 13.30       9,166    1.90 to 1.15     12.03          0.20 to (1.97)
                                     2006      694    17.42 to 13.24      11,893    1.85 to 1.15      6.91          8.71 to 5.80
                                     2005      759    16.03 to 15.43      11,992    1.85 to 1.40      3.56          2.12 to 0
                                     2004      974    15.70 to 15.15      15,077    1.75 to 1.40      4.72          9.30 to 8.92

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Income & Value Series I              2008      565   $19.20 to $10.31   $  8,991   1.75% to 1.40%     2.92%     (31.10)% to (31.34)%
                                     2007      691    27.87 to 15.02      16,026    1.75 to 1.40      3.93        (0.30) to (0.65)
                                     2006      832    27.95 to 15.12      19,390    1.75 to 1.40      2.08          7.16 to 6.78
                                     2005      977    26.08 to 14.16      21,592    1.75 to 1.40      1.71          3.76 to 3.40
                                     2004    1,195    25.14 to 13.70      25,291    1.75 to 1.40      1.25          6.14 to 5.77
Income & Value Series II             2008      490    10.49 to 8.94        5,209    1.90 to 1.15      2.79       (31.03) to (31.55)
                                     2007      594    15.33 to 12.97       9,199    1.90 to 1.15      3.59          0.24 to (0.25)
                                     2006      695    15.85 to 12.97      10,855    1.85 to 1.15      1.81          6.92 to 3.62
                                     2005      739    14.82 to 14.18      10,815    1.85 to 1.40      1.48          3.53 to 1.56
                                     2004      705    14.32 to 13.73       9,986    1.75 to 1.40      0.91          5.92 to 5.55
Independence Investment LLC Small
   Cap Series II                     2008       --     8.58 to 8.44           --    1.85 to 1.40      0.00       (42.20) to (42.43)
                                     2007        4    14.84 to 14.66          65    1.85 to 1.40      0.00        (1.11) to (1.56)
                                     2006        5    16.60 to 14.90          72    1.85 to 1.40      0.00          5.92 to 5.45
                                     2005        4    15.71 to 14.13          60    1.85 to 1.40      0.00         13.34 to (0.08)
Index Allocation Series II           2008    3,461    10.15 to 10.13      35,248    1.90 to 1.15      1.22       (27.32) to (27.86)
                                     2007    2,939    14.07 to 13.94      41,358    1.90 to 1.15      4.15          5.33 to 5.12
                                     2006      967    13.52 to 13.21      13,001    1.85 to 1.15      2.84          8.17 to 5.51
International Core Series I          2008      215    12.35 to 8.91        2,367    1.75 to 1.40      5.00       (39.48) to (39.69)
                                     2007      256    20.40 to 14.78       4,709    1.75 to 1.40      2.13          9.86 to 9.48
                                     2006      308    18.57 to 13.50       5,223    1.75 to 1.40      0.60         23.04 to 22.61
                                     2005      327    15.09 to 11.01       4,486    1.75 to 1.40      0.76         14.34 to 13.94
                                     2004      344    13.20 to 9.66        4,161    1.75 to 1.40      0.86         13.98 to 13.58
International Core Series II         2008      124    12.71 to 8.88        1,590    1.90 to 1.15      4.53       (39.48) to (39.93)
                                     2007      146    21.16 to 14.67       3,122    1.90 to 1.15      1.79          9.86 to 9.32
                                     2006      159    20.21 to 13.32       3,123    1.85 to 1.15      0.42         22.89 to 6.43
                                     2005       98    16.48 to 15.90       1,581    1.85 to 1.40      0.00         14.10 to 11.19
                                     2004       88    14.48 to 14.03       1,248    1.75 to 1.40      0.68         13.75 to 13.35
International Equity Index B
   Series NAV                        2008      308     7.23 to 7.17        2,216    1.85 to 1.40      2.59       (45.16) to (45.41)
                                     2007      357    13.18 to 13.14       4,705    1.85 to 1.40      1.99          5.44 to 5.13
International Small Cap Series I     2008      255    13.20 to 6.83        2,774    1.75 to 1.40      2.54       (53.64) to (53.80)
                                     2007      302    28.48 to 14.79       7,175    1.75 to 1.40      2.69          8.59 to 8.21
                                     2006      360    26.22 to 13.67       8,037    1.75 to 1.40      1.17         25.96 to 25.52
                                     2005      357    20.82 to 10.89       6,725    1.75 to 1.40      0.88          8.58 to 8.20
                                     2004      449    19.17 to 10.06       7,886    1.75 to 1.40      0.13         19.38 to 18.96
International Small Cap Series II    2008      263    11.88 to 6.85        3,017    1.90 to 1.15      2.26       (53.65) to (54.00)
                                     2007      317    25.82 to 14.79       7,891    1.90 to 1.15      2.44          8.63 to 6.00
                                     2006      290    25.04 to 13.58       6,936    1.85 to 1.15      0.95         25.78 to 8.50
                                     2005      255    19.96 to 19.17       4,950    1.85 to 1.40      0.23          8.35 to 3.91
                                     2004      245    18.47 to 17.82       4,400    1.75 to 1.40      0.08         19.18 to 18.77
International Value Series I         2008      654    12.42 to 12.09       8,050    1.75 to 1.40      3.26       (43.47) to (43.67)
                                     2007      815    21.97 to 21.45      17,773    1.75 to 1.40      4.21          8.00 to 7.62
                                     2006      988    20.35 to 19.93      19,990    1.75 to 1.40      1.86         27.79 to 27.35
                                     2005    1,098    15.92 to 15.65      17,391    1.75 to 1.40      0.49          9.01 to 8.63
                                     2004      466    14.61 to 14.40       6,761    1.75 to 1.40      1.26         19.85 to 19.43
International Value Series II        2008      982    13.62 to 8.64       13,483    1.90 to 1.15      3.12       (43.47) to (43.89)
                                     2007    1,141    24.28 to 15.28      27,912    1.90 to 1.15      3.64         10.80 to 8.10
                                     2006    1,023    24.17 to 14.10      23,440    1.85 to 1.15      1.67         27.48 to 12.65
                                     2005    1,029    19.01 to 17.87      18,690    1.85 to 1.40      0.60          8.78 to 5.30
                                     2004      790    17.52 to 16.55      13,194    1.75 to 1.40      0.98         19.68 to 19.26

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Investment Quality Bond Series I     2008      355   $26.96 to $16.66   $  7,499   1.75% to 1.40%     6.14%      (3.04)% to (3.38)%
                                     2007      456    27.80 to 17.24       9,925    1.75 to 1.40      8.82          4.72 to 4.35
                                     2006      545    26.55 to 16.52      11,394    1.75 to 1.40      6.35          2.13 to 1.78
                                     2005      659    25.99 to 16.23      13,684    1.75 to 1.40      5.85          0.84 to 0.49
                                     2004      812    25.78 to 16.15      17,006    1.75 to 1.40      6.00          3.35 to 2.99
Investment Quality Bond Series II    2008    1,422    14.62 to 13.23      20,940    1.90 to 1.15      5.94        (2.95) to (3.67)
                                     2007    1,980    15.17 to 13.63      30,162    1.90 to 1.15      8.71          4.70 to 2.41
                                     2006    1,826    14.94 to 12.99      26,873    1.85 to 1.15      5.47          4.16 to 1.47
                                     2005    1,168    14.66 to 14.42      17,007    1.85 to 1.40      3.82          0.61 to (0.28)
                                     2004      499    14.57 to 14.44       7,232    1.75 to 1.40      5.22          3.19 to 2.83
John Hancock International Equity
   Index Series I                    2008       64    12.99 to 12.78         816    1.75 to 1.40      1.94       (45.32) to (45.51)
                                     2007       82    23.76 to 23.45       1,939    1.75 to 1.40      3.68         13.81 to 13.41
                                     2006       82    20.87 to 20.68       1,708    1.75 to 1.40      0.81         23.75 to 23.31
                                     2005       65    16.87 to 16.77       1,087    1.75 to 1.40      0.94         15.00 to 14.60
                                     2004       69    14.67 to 14.64       1,006    1.75 to 1.40      0.48         17.35 to 17.08
John Hancock International Equity
   Index Series II                   2008      178    12.87 to 12.60       2,266    1.85 to 1.40      1.89       (45.42) to (45.67)
                                     2007      188    23.58 to 23.19       4,401    1.85 to 1.40      3.48         13.55 to 13.04
                                     2006      199    20.76 to 20.52       4,102    1.85 to 1.40      0.61         23.52 to 22.97
                                     2005      184    16.81 to 16.68       3,077    1.85 to 1.40      0.71         14.78 to 11.46
                                     2004      166    16.65 to 14.61       2,436    1.75 to 1.40      0.38         17.17 to 16.89
John Hancock Strategic Income
   Series II                         2008       85    13.00 to 12.73       1,094    1.85 to 1.40      9.19       (10.04) to (10.44)
                                     2007      136    14.45 to 14.22       1,943    1.85 to 1.40      1.77          4.06 to 3.59
                                     2006      163    13.89 to 13.73       2,244    1.85 to 1.40      3.01          2.43 to 1.97
                                     2005      127    13.56 to 13.46       1,719    1.85 to 1.40      4.43          0.73 to 0.23
                                     2004       55    13.48 to 13.45         746    1.75 to 1.40      1.87          7.86 to 7.61
Large Cap Value Series I             2008       84    15.97 to 15.66       1,318    1.75 to 1.40      1.47       (36.80) to (37.03)
                                     2007      101    25.27 to 24.86       2,535    1.75 to 1.40      0.94          2.92 to 2.56
                                     2006      123    24.56 to 24.24       2,993    1.75 to 1.40      0.00          1.48 to 1.45
Large Cap Value Series II            2008      287    15.91 to 15.51       4,533    1.85 to 1.40      1.34       (36.91) to (37.20)
                                     2007      297    25.22 to 24.70       7,440    1.85 to 1.40      0.62          2.73 to 2.26
                                     2006      356    24.55 to 24.15       8,694    1.85 to 1.40      0.26         14.15 to 13.64
                                     2005      232    21.51 to 21.25       4,959    1.85 to 1.40      0.00         13.66 to 3.74
                                     2004      136    18.92 to 18.81       2,557    1.75 to 1.40      0.89         19.84 to 19.42
Lifestyle Aggressive Series I        2008      250    11.52 to 8.90        2,573    1.75 to 1.40      1.72       (42.80) to (43.00)
                                     2007      277    20.14 to 15.61       4,983    1.75 to 1.40      9.33          7.03 to 6.66
                                     2006      320    18.82 to 14.63       5,390    1.75 to 1.40      7.66         13.86 to 13.46
                                     2005      378    16.53 to 12.90       5,514    1.75 to 1.40      1.92          9.10 to 8.72
                                     2004      442    15.15 to 11.86       6,042    1.75 to 1.40      0.77         14.44 to 14.04
Lifestyle Aggressive Series II       2008    2,297    11.14 to 8.01       25,699    1.90 to 1.15      1.60       (42.81) to (43.24)
                                     2007    2,375    19.63 to 14.00      46,731    1.90 to 1.15      9.28          7.57 to 7.16
                                     2006    3,106    18.89 to 13.01      58,044    1.85 to 1.15      7.68         13.59 to 4.07
                                     2005    3,243    16.63 to 16.36      53,631    1.85 to 1.40      1.84          8.94 to 4.45
                                     2004    3,055    15.26 to 15.12      46,433    1.75 to 1.40      0.63         14.44 to 14.04
Lifestyle Balanced Series I          2008    1,855    15.63 to 11.42      24,806    1.75 to 1.40      2.84       (32.26) to (32.49)
                                     2007    2,442    23.06 to 16.92      47,729    1.75 to 1.40      7.57          4.98 to 4.61
                                     2006    2,969    21.97 to 16.17      56,071    1.75 to 1.40      5.48         11.17 to 10.78
                                     2005    3,308    19.76 to 14.60      56,410    1.75 to 1.40      3.96          5.40 to 5.03
                                     2004    3,491    18.75 to 13.90      56,752    1.75 to 1.40      2.24         11.91 to 11.52

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Lifestyle Balanced Series II         2008   52,147    $12.43 to $9.45   $607,184   1.90% to 1.15%     3.26%     (32.23)% to (32.74)%
                                     2007   47,212    18.48 to 13.95     828,590    1.90 to 1.15      7.40          5.04 to 4.60
                                     2006   36,439    18.14 to 13.22     636,831    1.85 to 1.15      4.89         10.95 to 5.74
                                     2005   24,002    16.35 to 15.98     388,167    1.85 to 1.40      3.17          5.32 to 2.07
                                     2004   11,111    15.52 to 15.21     171,110    1.75 to 1.40      1.43         11.83 to 11.44
Lifestyle Conservative Series I      2008      751    18.51 to 14.17      11,787    1.75 to 1.40      4.02       (16.74) to (17.04)
                                     2007      810    22.23 to 17.08      15,463    1.75 to 1.40      8.00          3.91 to 3.54
                                     2006      856    21.39 to 16.50      15,451    1.75 to 1.40      4.62          6.93 to 6.56
                                     2005      906    20.01 to 15.48      15,367    1.75 to 1.40      4.82          1.46 to 1.10
                                     2004      951    19.72 to 15.31      16,109    1.75 to 1.40      3.70          7.07 to 6.70
Lifestyle Conservative Series II     2008    9,579    13.26 to 11.43     125,592    1.90 to 1.15      5.28       (16.64) to (17.27)
                                     2007    5,317    16.03 to 13.71      84,601    1.90 to 1.15      8.10          3.96 to 2.30
                                     2006    4,437    15.90 to 13.12      69,236    1.85 to 1.15      4.41          6.63 to 4.99
                                     2005    3,608    14.91 to 14.67      53,306    1.85 to 1.40      4.29          1.38 to 0.19
                                     2004    2,223    14.71 to 14.57      32,473    1.75 to 1.40      3.04          7.00 to 6.62
Lifestyle Growth Series I            2008    1,376    13.80 to 10.04      16,384    1.75 to 1.40      2.33       (37.49) to (37.71)
                                     2007    1,701    22.08 to 16.12      32,488    1.75 to 1.40      7.74          6.02 to 5.65
                                     2006    1,922    20.82 to 15.25      34,748    1.75 to 1.40      6.04         11.93 to 11.54
                                     2005    1,986    18.61 to 13.68      32,112    1.75 to 1.40      2.86          7.16 to 6.78
                                     2004    2,178    17.36 to 12.81      33,490    1.75 to 1.40      1.45         12.99 to 12.60
Lifestyle Growth Series II           2008   60,322    11.77 to 8.73      659,686    1.90 to 1.15      2.50       (37.39) to (37.87)
                                     2007   55,721    18.95 to 13.94     992,822    1.90 to 1.15      7.32          6.03 to 5.96
                                     2006   39,974    18.43 to 13.09     706,919    1.85 to 1.15      5.22         11.71 to 4.69
                                     2005   22,032    16.49 to 16.14     359,838    1.85 to 1.40      2.29          7.01 to 3.18
                                     2004   10,656    15.41 to 15.12     163,056    1.75 to 1.40      0.83         13.00 to 12.61
Lifestyle Moderate Series I          2008      955    16.90 to 12.46      13,419    1.75 to 1.40      3.29       (25.29) to (25.55)
                                     2007    1,329    22.62 to 16.73      24,871    1.75 to 1.40      7.57          3.82 to 3.46
                                     2006    1,517    21.79 to 16.17      27,295    1.75 to 1.40      4.68          8.88 to 8.51
                                     2005    1,618    20.01 to 14.90      26,757    1.75 to 1.40      4.20          2.71 to 2.35
                                     2004    1,721    19.48 to 14.56      28,156    1.75 to 1.40      2.90          9.49 to 9.11
Lifestyle Moderate Series II         2008   16,671    12.62 to 10.27     201,465    1.90 to 1.15      4.25       (25.23) to (25.79)
                                     2007   13,562    17.01 to 13.73     224,500    1.90 to 1.15      7.54          3.88 to 2.82
                                     2006   10,417    16.89 to 13.15     171,943    1.85 to 1.15      4.21          8.65 to 5.24
                                     2005    7,557    15.54 to 15.29     116,397    1.85 to 1.40      3.53          2.56 to 1.04
                                     2004    4,269    15.15 to 15.00      64,245    1.75 to 1.40      1.99          9.49 to 9.11
LMFC Core Equity Series II           2008      486     6.25 to 5.59        3,081    1.90 to 1.15      12.89      (55.11) to (55.45)
                                     2007      400    14.02 to 12.46       5,664    1.90 to 1.15      0.00        (5.72) to (7.14)
                                     2006      425    15.42 to 13.39       6,530    1.85 to 1.15      0.00          7.37 to 4.53
                                     2005      360    14.68 to 14.58       5,273    1.85 to 1.40      0.00          4.30 to 2.92
                                     2004      128    14.08 to 14.05       1,795    1.75 to 1.40      0.00         12.63 to 12.37
Marisco International
   Opportunities Series II           2008      227    10.59 to 7.71        2,323    1.90 to 1.15      0.94       (51.23) to (51.60)
                                     2007      256    21.88 to 15.80       5,511    1.90 to 1.15      1.39         21.50 to 18.39
                                     2006      166    18.78 to 13.31       3,092    1.85 to 1.15      0.27         22.18 to 6.37
                                     2005       39    15.37 to 15.32         601    1.85 to 1.40      0.00         22.94 to 17.57
Mid Cap Index Series I               2008      105    12.95 to 12.55       1,341    1.75 to 1.40      0.85       (37.30) to (37.52)
                                     2007      128    20.66 to 20.08       2,618    1.75 to 1.40      1.30          6.01 to 5.64
                                     2006      134    19.49 to 19.01       2,584    1.75 to 1.40      0.62          8.19 to 7.82
                                     2005      126    18.01 to 17.63       2,256    1.75 to 1.40      0.50         10.47 to 10.08
                                     2004      136    16.30 to 16.02       2,201    1.75 to 1.40      0.39         14.21 to 13.81

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008


6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Mid Cap Index Series II              2008      713   $11.53 to $8.46    $  8,363   1.90% to 1.15%     0.70%     (37.25)% to (37.72)%
                                     2007      678    18.51 to 13.48      12,705    1.90 to 1.15      0.85          6.10 to 3.01
                                     2006      574    18.59 to 12.70      10,240    1.85 to 1.15      0.44          7.93 to (0.70)
                                     2005      431    17.27 to 16.40       7,185    1.85 to 1.40      0.33         10.24 to 1.77
                                     2004      416    15.70 to 14.98       6,308    1.75 to 1.40      0.25         14.04 to 13.64
Mid Cap Intersection Series II       2008       35     6.59 to 6.51          228    1.90 to 1.15      0.00       (42.83) to (43.26)
                                     2007        5    11.53 to 11.47          58    1.90 to 1.15      0.00        (7.75) to (8.21)
Mid Cap Stock Series I               2008      913    11.20 to 11.16      10,197    1.75 to 1.40      0.00       (44.55) to (44.75)
                                     2007      933    20.27 to 20.12      18,819    1.75 to 1.40      0.00         21.85 to 21.42
                                     2006    1,178    16.70 to 16.20      19,508    1.75 to 1.40      0.00         11.97 to 11.58
                                     2005    1,312    14.96 to 14.50      19,434    1.75 to 1.40      0.00         12.98 to 12.59
                                     2004      659    13.29 to 12.87       8,666    1.75 to 1.40      0.00         17.38 to 16.97
Mid Cap Stock Series II              2008      988    13.62 to 8.67       13,396    1.90 to 1.15      0.00       (44.51) to (44.93)
                                     2007      978    24.73 to 15.63      24,028    1.90 to 1.15      0.00         22.51 to 21.93
                                     2006    1,016    20.92 to 12.79      20,875    1.85 to 1.15      0.00         11.73 to 2.16
                                     2005    1,037    18.72 to 17.62      19,220    1.85 to 1.40      0.00         12.84 to 8.02
                                     2004      769    16.59 to 15.65      12,646    1.75 to 1.40      0.00         17.10 to 16.69
Mid Cap Value Series I               2008      297    12.27 to 11.95       3,593    1.75 to 1.40      1.69       (39.89) to (40.10)
                                     2007      397    20.42 to 19.94       8,001    1.75 to 1.40      1.09        (0.71) to (1.06)
                                     2006      513    20.56 to 20.16      10,450    1.75 to 1.40      0.72         10.71 to 10.33
                                     2005      664    18.57 to 18.27      12,224    1.75 to 1.40      0.45          6.51 to 6.13
                                     2004      676    17.44 to 17.21      11,703    1.75 to 1.40      0.49         22.73 to 22.30
Mid Cap Value Series II              2008      899    11.45 to 11.11      10,224    1.85 to 1.40      1.57       (40.02) to (40.29)
                                     2007    1,036    19.09 to 18.61      19,694    1.85 to 1.40      0.73        (0.90) to (1.35)
                                     2006    1,255    20.07 to 18.86      24,092    1.85 to 1.40      0.52         10.48 to 9.98
                                     2005    1,404    18.21 to 17.15      24,444    1.85 to 1.40      0.25          6.27 to (0.03)
                                     2004    1,329    17.18 to 16.25      21,808    1.75 to 1.40      0.36         22.48 to 22.06
Money Market B Series NAV            2008      670    12.86 to 12.76       8,577    1.85 to 1.40      2.03          0.69 to 0.24
                                     2007      422    12.77 to 12.73       5,378    1.85 to 1.40      3.05          2.14 to 1.84
Money Market Series I                2008    1,532    18.43 to 13.41      24,158    1.75 to 1.40      1.75          0.34 to (0.01)
                                     2007    1,469    18.37 to 13.41      23,080    1.75 to 1.40      4.47          3.10 to 2.74
                                     2006    1,593    17.82 to 13.05      24,875    1.75 to 1.40      4.35          2.99 to 2.63
                                     2005    1,956    17.30 to 12.71      29,884    1.75 to 1.40      2.61          1.24 to 0.89
                                     2004    1,963    17.09 to 12.59      29,824    1.75 to 1.40      0.80        (0.60) to (0.95)
Money Market Series II               2008    9,306    13.23 to 12.67     120,124    1.90 to 1.15      1.43          0.40 to (0.36)
                                     2007    4,050    13.17 to 12.71      52,315    1.90 to 1.15      4.17          3.15 to 1.95
                                     2006    2,653    12.77 to 12.45      33,361    1.85 to 1.15      4.20          2.79 to 1.81
                                     2005    1,716    12.37 to 12.16      21,020    1.85 to 1.40      2.42          1.04 to 0.47
                                     2004    1,606    12.24 to 12.13      19,536    1.75 to 1.40      0.53        (0.80) to (1.14)
Natural Resources Series II          2008      403    24.27 to 8.18        8,609    1.90 to 1.15      0.29       (52.27) to (52.63)
                                     2007      464    51.23 to 17.13      21,904    1.90 to 1.15      0.81         41.55 to 38.82
                                     2006      389    37.87 to 12.31      14,264    1.85 to 1.15      0.40         20.34 to (1.62)
                                     2005      387    31.46 to 31.09      12,127    1.85 to 1.40      0.00         44.39 to 14.68
                                     2004      239    21.79 to 21.67       5,201    1.75 to 1.40      0.05         22.32 to 21.89
Optimized All Cap Series II          2008      514    12.06 to 11.75       6,135    1.85 to 1.40      0.63       (44.03) to (44.29)
                                     2007      578    21.54 to 21.09      12,353    1.85 to 1.40      0.83          1.66 to (3.88)
                                     2006       25    21.09 to 20.75         524    1.85 to 1.40      0.74         13.32 to 12.81
                                     2005       34    18.61 to 18.39         631    1.85 to 1.40      0.89          6.86 to 2.59
                                     2004       20    17.42 to 17.32         352    1.75 to 1.40      0.79         13.08 to 12.68

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Optimized Value Series II            2008      207   $10.04 to $9.83    $  2,062   1.85% to 1.40%     2.13%     (42.18)% to (42.44)%
                                     2007      234    17.36 to 17.07       4,042    1.85 to 1.40      0.97        (7.14) to (10.66)
                                     2006       10    18.61 to 18.38         191    1.85 to 1.40      1.02         19.37 to 18.84
                                     2005        8    15.59 to 15.47         124    1.85 to 1.40      0.00          7.31 to 2.05
                                     2004        7    15.52 to 14.49         108    1.75 to 1.40      0.00         16.20 to 15.93
Pacific Rim Series I                 2008      136    10.19 to 8.83        1,215    1.75 to 1.40      1.55       (40.85) to (41.06)
                                     2007      145    17.28 to 14.92       2,217    1.75 to 1.40      1.73          7.62 to 7.24
                                     2006      221    16.12 to 13.52       3,135    1.75 to 1.40      0.97          9.51 to 9.12
                                     2005      277    14.77 to 12.38       3,580    1.75 to 1.40      0.92         24.01 to 23.58
                                     2004      269    11.95 to 10.01       2,804    1.75 to 1.40      0.47         15.27 to 14.87
Pacific Rim Series II                2008      177    13.15 to 7.82        2,276    1.90 to 1.15      1.41       (40.77) to (41.22)
                                     2007      196    22.37 to 13.20       4,315    1.90 to 1.15      1.48          7.59 to 5.03
                                     2006      187    22.84 to 12.24       3,969    1.85 to 1.15      0.76          9.38 to (2.18)
                                     2005      208    20.94 to 19.28       4,083    1.85 to 1.40      0.65         23.68 to 20.11
                                     2004      130    16.97 to 15.70       2,069    1.75 to 1.40      0.37         15.17 to 14.77
PIM Classic Value Series II          2008      149     7.62 to 6.36        1,127    1.90 to 1.15      1.65       (46.30) to (46.71)
                                     2007      129    14.30 to 11.84       1,831    1.90 to 1.15      1.35       (12.77) to (13.81)
                                     2006      143    16.94 to 13.70       2,389    1.85 to 1.15      0.98         14.23 to 9.49
                                     2005       86    14.83 to 14.72       1,274    1.85 to 1.40      0.42          7.71 to 3.37
                                     2004       55    13.77 to 13.74         758    1.75 to 1.40      0.27         10.15 to 9.89
PIMCO VIT All Asset Series II        2008      181    13.13 to 12.86       2,356    1.85 to 1.40      5.27       (17.34) to (17.71)
                                     2007      225    15.88 to 15.62       3,545    1.85 to 1.40      6.40          6.49 to 6.01
                                     2006      323    14.91 to 14.74       4,792    1.85 to 1.40      4.76          2.91 to 2.45
                                     2005      376    14.49 to 14.38       5,435    1.85 to 1.40      4.34          4.47 to 1.39
                                     2004      160    13.87 to 13.84       2,215    1.75 to 1.40      5.87         10.97 to 10.72
Quantitative Mid Cap Series I        2008       --    13.16 to 12.84          --    1.75 to 1.40      0.04        (3.46) to (3.57)
                                     2007       24    13.63 to 13.31         319    1.75 to 1.40      0.39        (3.44) to (3.78)
                                     2006       34    14.11 to 13.84         473    1.75 to 1.40      0.00          2.65 to 2.29
                                     2005       47    13.75 to 13.53         647    1.75 to 1.40      0.00         12.05 to 11.66
                                     2004      138    12.27 to 12.11       1,686    1.75 to 1.40      0.00         16.56 to 16.15
Quantitative Mid Cap Series II       2008       --    16.70 to 16.26          --    1.85 to 1.40      0.00        (3.42) to (3.56)
                                     2007      188    17.29 to 16.86       3,198    1.85 to 1.40      0.24        (3.99) to (9.29)
                                     2006       63    17.93 to 17.43       1,111    1.85 to 1.40      0.00          2.35 to 1.89
                                     2005       78    17.52 to 17.07       1,351    1.85 to 1.40      0.00         11.81 to 2.60
                                     2004       83    15.67 to 15.31       1,286    1.75 to 1.40      0.00         16.25 to 15.84
Real Estate Securities Series I      2008      135    19.01 to 18.13       2,525    1.75 to 1.40      2.96       (40.27) to (40.48)
                                     2007      202    31.82 to 30.46       6,284    1.75 to 1.40      2.57       (16.79) to (17.08)
                                     2006      296    38.25 to 36.74      11,138    1.75 to 1.40      1.81         36.19 to 35.72
                                     2005      322    28.03 to 27.07       8,898    1.75 to 1.40      2.02         10.30 to 9.92
                                     2004      379    25.46 to 24.63       9,520    1.75 to 1.40      2.48         30.20 to 29.74
Real Estate Securities Series II     2008      501    15.10 to 7.80        7,440    1.90 to 1.15      2.85       (40.27) to (40.72)
                                     2007      620    25.48 to 13.06      15,632    1.90 to 1.15      1.92       (16.74) to (19.48)
                                     2006      503    33.50 to 15.65      15,580    1.85 to 1.15      1.58         35.91 to 25.03
                                     2005      509    24.71 to 22.84      11,818    1.85 to 1.40      1.51         10.11 to (2.97)
                                     2004      473    22.50 to 20.89       9,995    1.75 to 1.40      1.92         29.93 to 29.48
Real Return Bond Series II           2008      734    13.11 to 12.78       9,529    1.85 to 1.40      0.55       (12.77) to (13.16)
                                     2007      707    15.03 to 14.72      10,531    1.85 to 1.40      6.47          9.54 to 9.05
                                     2006      797    13.72 to 13.50      10,855    1.85 to 1.40      2.49        (1.20) to (1.64)
                                     2005    1,190    13.89 to 13.72      16,445    1.85 to 1.40      0.12          0.12 to (0.54)
                                     2004      895    13.92 to 13.84      12,407    1.75 to 1.40      0.25          7.21 to 6.84

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Science & Technology Series I        2008      926    $8.33 to $2.91    $  5,469   1.75% to 1.40%     0.00%     (45.22)% to (45.41)%
                                     2007    1,171    15.21 to 5.33       12,658    1.75 to 1.40      0.00         17.89 to 17.48
                                     2006    1,477    12.90 to 4.53       13,945    1.75 to 1.40      0.00          4.06 to 3.70
                                     2005    1,845    12.40 to 4.37       16,503    1.75 to 1.40      0.00          0.67 to 0.32
                                     2004    2,215    12.31 to 4.36       19,863    1.75 to 1.40      0.00        (0.53) to (0.88)
Science & Technology Series II       2008      329     8.91 to 8.18        2,941    1.90 to 1.15      0.00       (45.17) to (45.59)
                                     2007      408    16.38 to 14.93       6,675    1.90 to 1.15      0.00         18.84 to 17.90
                                     2006      413    14.32 to 11.23       5,689    1.85 to 1.15      0.00          3.91 to 0.92
                                     2005      483    13.79 to 10.83       6,362    1.85 to 1.40      0.00          0.41 to (1.28)
                                     2004      577    13.73 to 10.81       7,605    1.75 to 1.40      0.00        (0.62) to (0.97)
Scudder Equity Index 500 -- B        2008      229    14.25 to 13.86       3,223    1.85 to 1.40      2.01       (38.24) to (38.51)
                                     2007      308    23.08 to 22.54       7,045    1.85 to 1.40      1.19          3.38 to 2.92
                                     2006      372    22.32 to 21.90       8,245    1.85 to 1.40      0.89         13.61 to 13.10
                                     2005      476    19.65 to 19.36       9,288    1.85 to 1.40      0.00             0 to 0
Scudder Fixed Income -- B            2008      291    11.19 to 10.88       3,223    1.85 to 1.40      6.97       (20.83) to (21.18)
                                     2007      406    14.13 to 13.80       5,693    1.85 to 1.40      4.18          2.30 to 1.83
                                     2006      550    13.82 to 13.55       7,540    1.85 to 1.40      3.10          2.45 to 1.99
                                     2005      567    13.48 to 13.30       7,593    1.85 to 1.40      2.96          0.44 to (0.52)
                                     2004      573    13.43 to 13.32       7,664    1.75 to 1.40      2.24          2.65 to 2.29
Small Cap Index Series I             2008       52    11.21 to 11.20         588    1.75 to 1.40      1.17       (34.64) to (34.87)
                                     2007       74    17.22 to 17.13       1,274    1.75 to 1.40      1.62        (3.53) to (3.87)
                                     2006       85    17.91 to 17.47       1,515    1.75 to 1.40      0.52         15.98 to 15.58
                                     2005       98    15.50 to 15.10       1,515    1.75 to 1.40      0.55          2.45 to 2.09
                                     2004      130    15.18 to 14.77       1,960    1.75 to 1.40      0.31         15.69 to 15.29
Small Cap Index Series II            2008      584    11.70 to 11.35       6,780    1.85 to 1.40      1.04       (34.76) to (35.05)
                                     2007      660    17.93 to 17.48      11,758    1.85 to 1.40      0.94        (4.15) to (8.20)
                                     2006      342    19.03 to 18.24       6,336    1.85 to 1.40      0.33         15.72 to 15.20
                                     2005      366    16.48 to 15.83       5,879    1.85 to 1.40      0.35          2.26 to (1.64)
                                     2004      402    16.16 to 15.59       6,323    1.75 to 1.40      0.20         15.50 to 15.09
Small Cap Opportunities Series I     2008      100    12.89 to 12.63       1,276    1.75 to 1.40      2.29       (42.94) to (43.14)
                                     2007      128    22.58 to 22.22       2,872    1.75 to 1.40      1.86        (8.95) to (9.27)
                                     2006      161    24.80 to 24.49       3,977    1.75 to 1.40      0.70          8.92 to 8.54
                                     2005      202    22.77 to 22.56       4,587    1.75 to 1.40      0.00         16.36 to 16.09
Small Cap Opportunities Series II    2008      303    12.43 to 6.38        3,770    1.90 to 1.15      2.14       (42.92) to (43.35)
                                     2007      328    21.95 to 11.17       7,217    1.90 to 1.15      1.54        (8.86) to (7.54)
                                     2006      360    24.71 to 12.23       8,807    1.85 to 1.15      0.53          8.66 to (2.29)
                                     2005      369    22.74 to 22.47       8,363    1.85 to 1.40      0.00          6.12 to (1.99)
                                     2004      115    21.43 to 21.31       2,461    1.75 to 1.40      0.07         23.73 to 23.30
Small Company Value Series I         2008      274    17.34 to 16.60       4,625    1.75 to 1.40      0.68       (28.07) to (28.32)
                                     2007      372    24.19 to 23.08       8,736    1.75 to 1.40      0.15        (2.58) to (2.92)
                                     2006      468    24.91 to 23.15      11,306    1.75 to 1.40      0.07         13.82 to 13.42
                                     2005      607    21.97 to 20.39      12,879    1.75 to 1.40      0.28          5.55 to 5.18
                                     2004      738    20.88 to 19.36      14,823    1.75 to 1.40      0.16         23.45 to 23.02
Small Company Value Series II        2008      787    13.40 to 8.78       10,642    1.90 to 1.15      0.47       (28.05) to (28.59)
                                     2007      978    18.77 to 12.21      18,683    1.90 to 1.15      0.00        (2.54) to (2.78)
                                     2006    1,134    22.11 to 12.50      22,490    1.85 to 1.15      0.00         13.61 to (0.16)
                                     2005    1,196    19.51 to 17.20      21,023    1.85 to 1.40      0.06          5.30 to 0.77
                                     2004    1,139    18.58 to 16.45      19,052    1.75 to 1.40      0.09         23.20 to 22.77
Strategic Bond Series I              2008      484    17.79 to 14.43       8,049    1.75 to 1.40      6.62       (17.25) to (17.54)
                                     2007      628    21.49 to 17.50      12,570    1.75 to 1.40      9.12        (1.55) to (1.90)
                                     2006      758    21.83 to 17.84      15,541    1.75 to 1.40      6.84          5.57 to 5.20
                                     2005      847    20.68 to 16.96      16,526    1.75 to 1.40      2.89          1.27 to 0.92
                                     2004    1,066    20.42 to 16.80      20,777    1.75 to 1.40      3.89          5.18 to 4.81

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Strategic Bond Series II             2008      654   $12.74 to $10.85   $  8,497   1.90% to 1.15%     6.61%     (17.25)% to (17.87)%
                                     2007      852    15.52 to 13.12      13,457    1.90 to 1.15      8.79        (1.41) to (2.96)
                                     2006      892    16.27 to 13.27      14,373    1.85 to 1.15      6.66          6.42 to 4.91
                                     2005      891    15.48 to 15.15      13,656    1.85 to 1.40      1.90          1.02 to 0.06
                                     2004      594    15.36 to 15.10       9,013    1.75 to 1.40      2.79          4.91 to 4.54
T Rowe Price Mid Value Series II     2008       60    10.51 to 10.34         629    1.85 to 1.40      0.81       (35.79) to (36.08)
                                     2007       65    16.37 to 16.18       1,055    1.85 to 1.40      1.60        (1.09) to (1.54)
                                     2006       70    16.55 to 16.43       1,147    1.85 to 1.40      0.05         18.39 to 17.86
                                     2005       13    13.98 to 13.94         188    1.85 to 1.40      0.00         11.85 to 1.41
Total Return Series I                2008    1,166    18.54 to 17.78      21,108    1.75 to 1.40      4.56          1.33 to 0.98
                                     2007    1,411    18.29 to 17.60      25,258    1.75 to 1.40      7.46          6.97 to 6.60
                                     2006    1,760    17.10 to 16.52      29,476    1.75 to 1.40      3.46          2.16 to 1.81
                                     2005    2,066    16.74 to 16.22      33,921    1.75 to 1.40      2.42          1.05 to 0.70
                                     2004    2,430    16.56 to 16.11      39,569    1.75 to 1.40      3.92          3.49 to 3.13
Total Return Series II               2008    1,984    15.31 to 14.04      30,864    1.90 to 1.15      4.70          1.43 to 0.67
                                     2007    1,991    15.21 to 13.84      30,752    1.90 to 1.15      7.20          7.03 to 4.90
                                     2006    2,196    14.65 to 12.90      31,877    1.85 to 1.15      3.26          3.44 to 1.53
                                     2005    2,523    14.36 to 14.13      35,980    1.85 to 1.40      1.95          0.83 to (0.56)
                                     2004    2,577    14.25 to 14.12      36,510    1.75 to 1.40      3.24          3.25 to 2.89
Total Stock Market Index Series I    2008       76     8.15 to 8.15          620    1.75 to 1.40      1.44       (38.08) to (38.29)
                                     2007      112    13.21 to 13.17       1,483    1.75 to 1.40      2.10          3.71 to 3.34
                                     2006      143    12.78 to 12.49       1,821    1.75 to 1.40      1.00         13.70 to 13.30
                                     2005      163    11.28 to 11.01       1,836    1.75 to 1.40      1.13          4.23 to 3.86
                                     2004      176    10.86 to 10.59       1,898    1.75 to 1.40      0.62         10.18 to 9.80
Total Stock Market Index Series II   2008      715    10.92 to 10.60       7,664    1.85 to 1.40      1.31       (38.16) to (38.44)
                                     2007      809    17.66 to 17.22      14,027    1.85 to 1.40      1.22          3.05 to (2.45)
                                     2006      424    17.06 to 16.20       7,114    1.85 to 1.40      0.80         13.50 to 12.99
                                     2005      439    15.03 to 14.30       6,497    1.85 to 1.40      0.90          3.95 to 0.89
                                     2004      458    14.46 to 13.80       6,540    1.75 to 1.40      0.46         10.04 to 9.66
U.S. Core Series I                   2008       --    21.62 to 6.93           --    1.75 to 1.40      1.27       (34.18) to (34.38)
                                     2007    2,150    32.85 to 10.55      52,064    1.75 to 1.40      2.17        (0.15) to (0.50)
                                     2006    2,725    32.90 to 10.61      65,921    1.75 to 1.40      1.25          7.66 to 7.29
                                     2005    3,340    30.56 to 9.89       75,782    1.75 to 1.40      1.43          0.62 to 0.27
                                     2004    4,242    30.37 to 9.86       95,127    1.75 to 1.40      0.88          5.28 to 4.92
U.S. Core Series II                  2008       --     9.54 to 9.27           --    1.85 to 1.40      1.06       (34.27) to (34.52)
                                     2007      694    14.52 to 14.15       9,895    1.85 to 1.40      1.85        (0.42) to (0.87)
                                     2006      842    14.58 to 13.33      12,039    1.85 to 1.40      1.00          7.48 to 7.00
                                     2005    1,076    13.56 to 12.43      14,348    1.85 to 1.40      1.18          0.43 to (1.39)
                                     2004    1,230    13.51 to 12.41      16,363    1.75 to 1.40      0.69          5.06 to 4.70
U.S. Global Leaders Growth
   Series I                          2008       --    13.36 to 13.18          --    1.75 to 1.40      0.38          0.18 to 0.07
                                     2007       95    13.34 to 13.17       1,258    1.75 to 1.40      1.25          2.18 to 1.82
                                     2006      119    13.06 to 12.94       1,544    1.75 to 1.40      0.00          0.39 to 0.04
                                     2005      129    13.00 to 12.93       1,674    1.75 to 1.40      0.11          8.29 to 8.04
U.S. Global Leaders Growth
   Series II                         2008       --    13.31 to 13.07          --    1.85 to 1.40      0.35          0.08 to (0.06)
                                     2007      249    13.30 to 13.08       3,285    1.85 to 1.40      0.89          2.05 to 1.59
                                     2006      302    13.03 to 12.87       3,911    1.85 to 1.40      0.00          0.09 to (0.36)
                                     2005      353    13.02 to 12.92       4,576    1.85 to 1.40      0.00        (0.53) to (0.88)
                                     2004       45    13.09 to 13.06         589    1.75 to 1.40      0.47          4.71 to 4.47

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
U.S. Government Securities
   Series I                          2008      750   $23.32 to $14.97   $ 14,851   1.75% to 1.40%     3.48%      (2.78)% to (3.12)%
                                     2007      903    23.98 to 15.45      18,094    1.75 to 1.40      8.06          1.71 to 1.35
                                     2006    1,010    23.58 to 15.24      19,539    1.75 to 1.40      4.92          2.94 to 2.58
                                     2005    1,203    22.91 to 14.86      22,795    1.75 to 1.40      1.78          0.17 to (0.18)
                                     2004    1,498    22.87 to 14.89      28,279    1.75 to 1.40      2.02          1.45 to 1.10
U.S. Government Securities
   Series II                         2008      883    13.04 to 12.86      11,709    1.90 to 1.15      3.70        (2.77) to (3.50)
                                     2007      803    13.51 to 13.23      10,996    1.90 to 1.15      7.70          1.75 to 0.05
                                     2006      809    13.69 to 12.97      10,952    1.85 to 1.15      4.65          4.01 to 2.29
                                     2005      998    13.33 to 13.11      13,188    1.85 to 1.40      1.34          0.05 to (0.34)
                                     2004    1,114    13.35 to 13.20      14,757    1.75 to 1.40      1.69          1.27 to 0.91
U.S. High Yield Series II            2008       15    10.96 to 10.78         166    1.85 to 1.40      5.58       (22.15) to (22.50)
                                     2007       15    14.08 to 13.91         205    1.85 to 1.40      8.06          1.25 to 0.80
                                     2006       21    13.90 to 13.80         286    1.85 to 1.40      2.75          7.94 to 7.46
                                     2005        5    12.88 to 12.84          67    1.85 to 1.40      0.00          3.04 to 0.15
U.S. Large Cap Value Series I        2008      611     8.99 to 8.45        5,343    1.75 to 1.40      2.15       (39.74) to (39.95)
                                     2007      793    14.91 to 14.07      11,523    1.75 to 1.40      1.06        (1.73) to (2.08)
                                     2006      978    15.17 to 14.37      14,499    1.75 to 1.40      0.58          9.12 to 8.74
                                     2005    1,181    13.91 to 13.21      16,086    1.75 to 1.40      0.45          4.35 to 3.99
                                     2004    1,411    13.33 to 12.71      18,445    1.75 to 1.40      0.28          7.87 to 7.49
U.S. Large Cap Value Series II       2008      630     9.32 to 7.66        5,932    1.90 to 1.15      2.11       (39.70) to (40.15)
                                     2007      697    15.57 to 12.71      10,923    1.90 to 1.15      0.74        (0.17) to (1.66)
                                     2006      784    16.33 to 12.89      12,561    1.85 to 1.15      0.40          8.83 to 3.02
                                     2005      938    15.00 to 14.14      13,843    1.85 to 1.40      0.12          4.26 to 2.21
                                     2004    1,079    14.39 to 13.59      15,307    1.75 to 1.40      0.21          7.59 to 7.22
UBS Large Cap Series I               2008    1,121     9.26 to 9.14       10,360    1.75 to 1.40      1.31       (40.36) to (40.57)
                                     2007    1,364    15.52 to 15.38      21,150    1.75 to 1.40      0.52        (5.85) to (6.08)
UBS Large Cap Series II              2008       94     9.22 to 9.07          860    1.85 to 1.40      1.15       (40.52) to (40.79)
                                     2007      104    15.51 to 15.32       1,613    1.85 to 1.40      0.60        (0.14) to (0.60)
                                     2006       10    15.53 to 15.41         150    1.85 to 1.40      0.22         14.45 to 12.07
                                     2005        7    15.29 to 13.75         101    1.85 to 1.40      0.00         10.35 to 2.72
Utilities Series I                   2008      151    13.37 to 13.01       1,985    1.75 to 1.40      2.73       (39.50) to (39.71)
                                     2007      231    22.10 to 21.59       5,041    1.75 to 1.40      1.93         25.62 to 25.18
                                     2006      307    17.59 to 17.24       5,351    1.75 to 1.40      2.18         29.19 to 28.74
                                     2005      270    13.62 to 13.39       3,647    1.75 to 1.40      0.47         15.20 to 14.80
                                     2004      295    11.82 to 11.67       3,468    1.75 to 1.40      0.93         27.62 to 27.17
Utilities Series II                  2008      217    20.61 to 20.00       4,346    1.85 to 1.40      2.45       (39.59) to (39.86)
                                     2007      251    34.12 to 33.26       8,340    1.85 to 1.40      1.61         25.33 to 24.76
                                     2006      284    27.22 to 24.79       7,562    1.85 to 1.40      2.05         28.96 to 28.38
                                     2005      244    21.11 to 19.27       5,066    1.85 to 1.40      0.30         14.94 to 3.24
                                     2004      171    18.37 to 16.81       3,100    1.75 to 1.40      0.76         27.43 to 26.99
Value Series I                       2008      268    17.09 to 15.04       4,384    1.75 to 1.40      0.98       (41.70) to (41.90)
                                     2007      367    29.30 to 25.88      10,314    1.75 to 1.40      1.32          6.70 to 6.33
                                     2006      472    27.46 to 24.34      12,458    1.75 to 1.40      0.38         19.37 to 18.95
                                     2005      520    23.01 to 20.46      11,529    1.75 to 1.40      0.64         11.00 to 10.61
                                     2004      615    20.73 to 18.50      12,315    1.75 to 1.40      0.60         13.57 to 13.17
Value Series II                      2008      231    11.68 to 8.50        2,622    1.90 to 1.15      0.77       (41.64) to (42.07)
                                     2007      275    20.16 to 14.57       5,423    1.90 to 1.15      1.03          6.76 to 6.40
                                     2006      250    19.49 to 13.62       4,786    1.85 to 1.15      0.19         19.12 to 8.79
                                     2005      230    16.40 to 16.08       3,737    1.85 to 1.40      0.43         10.80 to 3.39
                                     2004      216    14.84 to 14.62       3,171    1.75 to 1.40      0.39         13.44 to 13.04

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES-- (CONTINUED)

                                                       AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                            ------------------------------------   -----------------------------------------------
                                                      UNIT FAIR VALUE              EXPENSE RATIO   INVESTMENT       TOTAL RETURN
                                             UNITS      HIGHEST TO       ASSETS      HIGHEST TO      INCOME          HIGHEST TO
            SUB-ACCOUNT              YEAR   (000S)        LOWEST         (000S)       LOWEST*        RATIO**         LOWEST***
----------------------------------   ----   ------   ----------------   --------   -------------   ----------   ------------------
Wellington Small Cap Growth
   Series                            2008      184   $11.55 to $8.31    $  2,057   1.90% to 1.15%     0.00%     (40.49)% to (40.94)%
                                     2007      113    19.56 to 13.96       2,090    1.90 to 1.15      0.00         12.47 to 10.64
                                     2006       72    17.67 to 12.39       1,273    1.85 to 1.15      0.00         11.64 to (1.04)
                                     2005       30    15.83 to 15.78         478    1.85 to 1.40      0.00          26.62 to 7.70
Wellington Small Cap Value
  Series II                          2008      244     11.41 to 9.49       2,746    1.90 to 1.15      1.00       (27.11) to (27.66)
                                     2007      211    15.77 to 13.02       3,258    1.90 to 1.15      0.59        (4.25) to (6.39)
                                     2006      132    16.74 to 13.57       2,180    1.85 to 1.15      0.00          17.38 to 8.40
                                     2005       58    14.26 to 14.22         827    1.85 to 1.40      0.00         14.06 to (2.00)
Wells Capital Core Bond Series II    2008       53    13.57 to 13.34         711    1.85 to 1.40      5.88          1.71 to 1.25
                                     2007       17    13.34 to 13.18         229    1.85 to 1.40      7.42          4.58 to 4.11
                                     2006       17    12.76 to 12.66         211    1.85 to 1.40      1.59          2.18 to 1.72
                                     2005        7    12.48 to 12.44          85    1.85 to 1.40      0.00        (0.13) to (0.46)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
                  NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2008

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                     NAME CHANGES

DATE OF CHANGE       OLD NAME                                                     NEW NAME
--------------       --------                                                     --------
October 1, 1997      FNAL Variable Account                                        The Manufacturers Life Insurance Company of
                                                                                  New York Separate Account A

October 1, 1997      First North American Life Assurance Company                  The Manufacturers Life Insurance Company of New
                                                                                  York

November 1, 1997     NAWL Holding Co., Inc.                                       Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                                  Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance Company of New York         John Hancock Life Insurance Company of New York
                     Separate Account A                                           Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company of New York         John Hancock Life Insurance  Company of New York
                                                                                  A. Separate  Account

January 1, 2005      Manulife Financial Securities LLC                            John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC                        John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets.

                                      *****

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company of New York Separate Account A. [FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company of New York. [FILED HEREWITH]


     (b)  Exhibits

          (1) (a) Resolution of the Board of Directors of First North American Life Assurance Company establishing the FNAL Variable Account - incorporated by reference to Exhibit (b)(1)(a) to Form N-4, File No. 33-46217 filed February 25, 1998.

               (b) Resolution of the Board of Directors of First North American Life Assurance Company establishing the Fixed Separate Account - incorporated by reference to Exhibit (b)(1)(b) to Form N-4, File No. 33-46217 filed February 25, 1998.

          (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.


          (3) (a) Underwriting and Distribution Agreement dated January 1, 2002, incorporated by reference to Exhibit 24(b)(3)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.



               (b) General Agent and Broker-Dealer Selling Agreement, incorporated by reference to Exhibit 24(b)(3)(b) to Post-Effective

                    Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.


          (4)  (a)  (i)  Form of Specimen Flexible Purchase Payment Individual
                         Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - incorporated by reference to Exhibit (b)(4)(a)(i) to the Registrant's Initial Registration Statement on Form N-4 File, No.333-83558, filed February 28, 2002.

                    (ii) Form of Specimen Income Plus for Life Rider,
                         incorporated by reference to Exhibit 24. (b)4(b)(vi) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (iii) Form of Specimen Principal Plus for Life Rider,
                         incorporated by reference to Exhibit 24. (b)4(b)(vii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (iv) Form of Specimen Principal Plus for Life Plus Annual
                         Automatic Step-up Rider, incorporated by reference to
                         Exhibit 24. (b)4(b)(viii) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (v) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(b)(ix) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (vi) Form of Specimen Annual Step Death Benefit Rider,
                         incorporated by reference to Exhibit 24. (b)4(b)(x) to Post-Effective Amendment No. 30 to Registration Statement, File No. 033-79112, filed on April 28, 2008.

                    (vii) Form of Specimen Income Plus for Life (Quarterly
                         Step-up Review) Rider (BR001Q.08-NY), incorporated by reference to Exhibit 24. (b)4(b)(xi) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.

                    (viii) Form of Specimen Income Plus for Life (Quarterly
                         Step-up Review) Rider (BR001NQ.08-NY), incorporated by reference to Exhibit 24. (b)4(b)(xii) to Post-Effective Amendment No. 33 to Registration Statement, File No. 033-79112, filed on June 13, 2008.

          (5)  (a)  (i)  Form of Specimen Application for Flexible Purchase
                         Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating (v24) - previously filed as Exhibit 24.(b)(5)(a)(i) to post-effective amendment no. 8 to Registrant's Registration Statement on Form N-4 File, No.33-79112, filed February 25, 2000.

                    (ii) Form of Specimen Flexible Payment Deferred Variable
                         Annuity Application for Venture III (APPVENIII0507-NY), incorporated by reference to Exhibit 24.(b)(5)(a)(ii) to Post-Effective Amendment No. 17 to this Registration Statement, File No. 333-83558, filed on June 13, 2008.


                    (iii) Form of Flexible Payment Deferred Variable Annuity
                         Application for Venture III (APPVENIII0507-NY) (0908:120228), incorporated by reference to Exhibit 24(b)(5)(a)(iii) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-83558, filed on August 29, 2008.


          (6)  (a)  (i)  Declaration of Intention and Charter of First North
                         American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(i) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (ii) Certificate of Amendment of the Declaration of
                         Intention and Charter of First North American Life Assurance Company - incorporated by reference to Exhibit (b)(6)(a)(ii) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (iii) Certificate of Amendment of the Declaration of
                         Intention and Charter of The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit (b)(6)(a)(iii) to post-effective amendment no. 7 to Registrant's Registration Statement on Form N-4 File, No.33-46217, filed February 25, 1998.

                    (iv) Certificate of Amendment of the Declaration of
                         Intention and Charter of John Hancock Life Insurance Company of New York dated as of January 1, 2005-Incorporated by reference to Exhibit (b)(6)(a)(iv) to Form N-4, file number 033-79112, filed May 1, 2007.

                    (v) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated as of August 10, 2006-Incorporated by reference to Exhibit (b)(6)(a)(v) to Form N-4, file number 033-79112, filed May 1, 2007.

               (b) By-laws of John Hancock Life Insurance Company of New York, as amended and restated as of August 10, 2006- Incorporated by reference to Exhibit (b)(6)(b) to Form N-4, file number 033-79112, filed May 1, 2007.

          (7) Contract of reinsurance in connection with the variable annuity contracts being offered .


               (a) Automatic Reinsurance Agreement between John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(a) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.



               (b)  (i)  Variable Annuity Reinsurance Agreement between John
                         Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and ACE Tempest Life Reinsurance Ltd., effective June 30, 2000, incorporated by reference to Exhibit 24(b)(7)(b)(i) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.



               (b)  (ii) Variable Annuity GMIB Reinsurance Agreement between
                         John Hancock Life Insurance Company of New York (formerly The Manufacturers Life Insurance Company of New York) and ACE Tempest Life Reinsurance Ltd., effective December 1, 2002, incorporated by reference to Exhibit 24(b)(7)(b)(ii) to Post-Effective Amendment No. 39 to Registration Statement, File No. 033-79112, filed on April 30, 2009.


          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (i) Administrative Agreement between The Manufacturers Life Insurance Company of New York and The Manufacturers Life Insurance Company -incorporated by reference to Exhibit
                    (b)(3)(a) to the Registrant's Initial Registration Statement on Form N-4 File, No.333-83558, filed February 28, 2002.

               (ii) Investment Services Agreement between The Manufacturers Life
                    Insurance Company and The Manufacturers Life Insurance Company of New York - incorporated by reference to Exhibit 1(A)(8)(c) to pre-effective amendment no. 1 to The Manufacturers Life Insurance Company of New York Separate Account B Registration Statement on Form S-6, filed March 16, 1998.

               (iii)(A) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

                    (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

                    (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.


                    (E) Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit
                         (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.



                    (F) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to this Registration Statement, File No. 333-70728, filed on April 28, 2008.


                    (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, incorporated by reference to Post-Effective Amendment No. 24, File No. 333-70728, filed on April 28, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered- Incorporated by reference to Exhibit (A)(9) to pre-effective amendment no. 1 to this registration statement filed on September 6, 2002.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

          (13) Schedules of computations - Incorporated by reference to Exhibit
               (b)(13) to post effective amendment no. 2 to Form N-4, file number 33-76162 filed March 1, 1996.


          (14) (a) Powers of Attorney (James R. Boyle, Thomas Borshoff, Marc Costantini, Steven A. Finch, Ruth Ann Fleming, James D. Gallagher, William P. Hicks III, Katherine MacMillan, Neil
                    M. Merkl, Lynne Patterson, Bradford J. Race, Jr., Diana Scott, Bruce Speca, and Robert Ullmann). -

                    Incorporated by reference to Exhibit (b)(14)(a) to post-effective amendment no. 28 to this registration statement, filed October 1, 2007.


               (b) Power of Attorney for Marianne Harrison, incorporated by reference to Exhibit 24(b)(14)(b) to Post-Effective Amendment No. 18 to this Registration Statement, File No. 333-83558, filed on August 29, 2008.



               (c)  Power of Attorney, Ronald J. McHugh. [FILED HEREWITH]


Item 25. Directors and Officers of the Depositor.

    OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK


                              AS OF MARCH 23, 2009



NAME AND PRINCIPAL BUSINESS ADDRESS   POSITION WITH DEPOSITOR
-----------------------------------   -----------------------
James D. Gallagher*                   Chairman and President
Thomas Borshoff*                      Director
Marc Costantini*                      Director and Executive Vice President - Variable Annuities
Steven A. Finch +                     Director and Executive Vice President - US Insurance
Ruth Ann Fleming*                     Director
Marianne Harrison***                  Director
William P. Hicks III*                 Director
Katherine MacMillan**                 Director and Executive Vice President - Retirement Plan Services
Ronald J. McHugh*                     Director and Senior Vice President and General Manager - Fixed Products
Neil M. Merkl*                        Director
Bradford J. Race, Jr.*                Director
Diana Scott*                          Director
Robert L. Ullmann*                    Director
Emanuel Alves*                        Secretary and Chief Administrative Officer
James R. Boylet +                     Executive Vice President - John Hancock Insurance Group
Philip Clarkson***                    Vice President - US Taxation
Brian Collins***                      Vice President - US Taxation
Edward Eng**                          Vice President - Product Development, Retirement Plan Services
Richard Harris**                      Appointed Actuary
Helene Landow**                       Director - State Compliance Office
Peter J. Levitt**                     Senior Vice President and Treasurer
Gregory Mack*                         Senior Vice President - Distribution
John Maynard***                       Vice President - US Taxation
Steven McCormick**                    Vice President -  Operations, Retirement Plan Services
Hugh McHaffie*                        Executive Vice President - US Wealth Management
Lynne Patterson*                      Senior Vice President and Chief Financial Officer
Krishna Ramdial**                     Vice President - Treasury
Thomas Samoluk*                       Vice President - Government Relations
Jonnie Smith*                         Vice President - Administration
Brooks Tingle +                       Senior Vice President - Life Operations
Jeffery J. Whitehead*                 Vice President and Controller


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 200 Berkeley Street, Boston, MA 02116

+    Principal business office is 197 Clarendon Street, Boston, MA 02117

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports certain benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2008 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2008

FOR EXTERNAL USE

                                                       ______________________
                                                      |                      |
                                                      |  Manulife Financial  |
                                                      | Corporation (Canada) |
                                                      |______________________|
                                                                 |
                                                                 |
                                                                 |_______________________________________________________________
                                                                 |                                                               |
                                                       __________|___________                                                    |
                                                      |                      |                                                   |
                                                      |   The Manufacturers  |                                                   |
                                                      |    Life Insurance    |                                                   |
                                                      |   Company (Canada)   |                                                   |
                                                      |______________________|                                                   |
                                                               |                                                                 |
                                                               |                                                                 |
 ______________________________________________________________|______________________________________________                   |
|                |                  |                 |         .        |                 |                  |                  |
|                |                  |                 |         .98.25%  |                 |                  |                  |
|   __________   |   ____________   |   ___________   |   ______._____   |   ___________   |   ____________   |   ___________    |
|  |          |  |  |            |  |  |           |  |  |            |  |  |           |  |  |            |  |  |           |   |
|  |    NAL   |  |  |     MFC    |  |  | Berkshire |  |  |  Manulife  |  |  |  Manulife |  |  | MFC Global |  |  |    MLI    |   |
|  | Resources|  |  |   Global   |  |  | Insurance |  |  |  Insurance |  |__|  Holdings |  |__|    Fund    |  |__| Resources |   |
|__|Management|  |__| Investment |  |__| Services  |  |  | (Thailand) |     | (Bermuda) |     | Management |     |    Inc.   |   |
|  |  Limited |  |  | Management |  |  |   Inc.    |  |  |   Public   |   __|   Limited |     |  (Europe)  |     | (Alberta) |   |
|  | (Canada) |  |  |  (U.S.A.)  |  |  | (Ontario) |  |  |   Company  |  |  | (Bermuda) |     |   Limited  |     |___________|   |
|  |__________|  |  |   Limited  |  |  |___________|  |  |   Limited  |  |  |___________|     |  (England) |           |         |
|                |  |  (Canada)  |  |        |        |  | (Thailand) |  |                    |____________|           |         |
|                |  |____________|  |        |        |  |____________|  |                           |                 |         |
|                |                  |        |        |         |        |                           |                 |         |
|                |                  |        |        |         |99.9999%|                           |                 |99.91%   |
|   __________   |   ___________    |   _____|_____   |   ______|_____   |   _____________     ______|_____       _____|_____    |
|  |          |  |  |           |   |  |           |  |  |            |  |  |             |   |            |     |           |   |
|  | Manulife |  |  |  Manulife |   |  |    JH     |  |  |  Manulife  |  |  |Manufacturers|   | MFC Global |     | Manulife  |   |
|  |  Bank of |  |  |  Holdings |   |  |Investments|  |  |   Asset    |  |__|P&C Limited  |   | Investment |     |   Life    |   |
|__|  Canada  |  |__| (Alberta) |   |  |(Delaware) |  |  | Management |  |  | (Barbados)  |   | Management |     | Insurance |   |
|  | (Canada) |     |  Limited  |   |  |    LLC    |  |  | (Thailand) |  |  |_____________|   |  (Europe)  |     |  Company  |   |
|  |__________|     | (Alberta) |   |  |(Delaware) |  |  |  Company   |  |                    |  Limited   |     |  (Japan)  |   |
|                   |___________|   |  |___________|  |  |  Limited   |  |                    | (England)  |     |___________|   |
|                         |         |                 |  | (Thailand) |  |                    |____________|           |         |
|                         |         |                 |  |____________|  |                                             |         |
|                         |         |                 |                  |                                             |         |
|   ___________      _____|_____    |   __________    |   ___________    |   _____________                       ______|_____    |
|  |           |    |           |   |  |          |   |  |           |   |  |             |                     |            |   |
|  |  Manulife |    |  Manulife |   |  | Manulife |   |  | Manulife  |   |  |Manufacturers|                     | MFC Global |   |
|  |  Canada   |    |  Holdings |   |  |Securities|   |__| (Vietnam) |   |__|    Life     |                     | Investment |   |
|__|   Ltd.    |    | (Delaware)|   |__|Investment|   |  |  Limited  |   |  | Reinsurance |                     | Management |   |
|  | (Canada)  |    |     LLC   |   |  | Services |   |  | (Vietnam) |   |  |   Limited   |                     |  (Japan)   |   |
|  |___________|    | (Delaware)|   |  |   Inc.   |   |  |___________|   |  | (Barbados)  |                     |  Limited   |   |
|                   |___________|   |  | (Canada) |   |        |         |  |_____________|                     |  (Japan)   |   |
|                         |         |  |__________|   |        |         |                                      |____________|   |
|                         |         |                 |        |         |                                                       |
|                         |         |                 |        |         |                                                       |
|   ___________      _____|_______  |   ____________  |   _____|______   |   ______________                                      |
|  |           |    |             | |  |            | |  |            |  |  |              |                                     |
|  |   First   |    |     The     | |  |  Manulife  | |  |  Manulife  |  |  |   Manulife   |                                     |
|  |   North   |    |Manufacturers| |__| Securities | |  |   Vietnam  |  |  |International |                                     |
|__|  American |    |  Investment | |  |Incorporated| |  |    Fund    |  |__|   Holdings   |                                     |
|  | Insurance |    | Corporation | |  | (Ontario)  | |  | Management |     |    Limited   |                                     |
|  |  Company  |    |  (Michigan) | |  |____________| |  |   Company  |     |  (Bermuda)   |                                     |
|  |  (Canada) |    |_____________| |                 |  |   Limited  |     |______________|                                     |
|  |___________|           |        |                 |  |  (Vietnam) |            |                                             |
|                  ________|        |                 |  |____________|            |__________________                           |
|                 |        |        |                 |                            |                  |                          |
|   ___________   |  ______|______  |   ____________  |   ____________       ______|________    ______|______                    |
|  |           |  | |             | |  |            | |  |            |     |               |  |             |                   |
|  |    FNA    |  | |   Manulife  | |  |     EIS    | |  |  Manulife  |     |   Manulife    |  |   Manulife  |                   |
|__| Financial |  | | Reinsurance | |__|  Services  | |__|(Singapore) |     |(International)|  |    Asset    |                   |
   |    Inc.   |  | |    Limited  |    | (Bermuda)  | |  | Pte. Ltd.  |     |    Limited    |  |  Management |                   |
   |  (Canada) |  | |  (Bermuda)  |    |   Limited  | |  |(Singapore) |     |   (Bermuda)   |  |    (Asia)   |                   |
   |___________|  | |_____________|    | (Bermuda)  | |  |____________|     |_______________|  |   Limited   |                   |
         |        |                    |____________| |                            |           |  (Barbados) |                   |
         |        |                                   |                            |           |_____________|                   |
         |        |                                   |                            |51%               |                          |
    _____|_____   |  ____________       ____________  |   ____________       ______|____        ______|_____                     |
   |           |  | |            |     |            | |  |            |     |           |      |            |                    |
   |  Elliott  |  | |    John    |     |    PT      | |  |   Manulife |     |  Manulife |      |   Manulife |                    |
   |   & Page  |  | |   Hancock  |     |  Asuransi  | |  |    Asset   |     | -Sinochem |      |    Asset   |                    |
   |  Limited  |  | |    Life    |     |    Jiwa    |95% | Management |     |    Life   |      | Management |                    |
   | (Ontario) |  |_|  Insurance |     |  Manulife  |____| (Singapore)|     | Insurance |      |(Hong Kong) |                    |
   |___________|    |  Company   |     |  Indonesia | |  |     Pte.   |     |  Co. Ltd. |      |   Limited  |                    |
                    |  (U.S.A.)  |     |     (1)    | |  |     Ltd.   |     |  (China)  |      |(Hong Kong) |                    |
                    | (Michigan) |     | (Indonesia)| |  | (Singapore)|     |___________|      |____________|                    |
                    |____________|     |____________| |  |____________|                               |                          |
          ________________|________          .        |                                               |                          |
         |                |57%     |         .        |                                               |                          |
    _____|______     _____|______  |    _____.______  |   ______________                        ______|______                    |
   |            |   |            | |   |            | |  |              |                      |             |                   |
   |    John    |   |    John    | |   |     PT     | |  |      The     |                      |  Manulife   |                   |
   |  Hancock   |   |  Hancock   | |   |  Manulife  | |  | Manufacturers|                      |    Asset    |                   |
   |Distributors|   | Investment | |   |    Aset    | |__|      Life    |                      |  Management |                   |
   |    LLC     |   | Management | |   | Manajemen  |    | Insurance Co.|                      |(Taiwan) Co.,|                   |
   | (Delaware) |   | Services,  | |   |  Indonesia |    |(Phils.), Inc.|                      |    Ltd.     |                   |
   |____________|   |   LLC(2)   | |   |(Indonesia) |    | (Philippines)|                      |  (Taiwan)   |                   |
                    | (Delaware) | |   |____________|    |______________|                      |_____________|                   |
                    |____________| |                                                                                             |
                       (arrow)     |                                                                                             |
                          |38%     |                                                                                             |
                     _____|_____   |                                                                                             |
                    |           |  |                                                                                             |
                    |    John   |  |                                                                                             |
                    |  Hancock  |  |                                                                                             |
                    |    Life   |  |                                                                                             |
                    | Insurance |__|                                                                                             |
                    |   Company |                                                                                                |
                    |   of New  |                                                                                                |
                    |    York   |                                                                                                |
                    | (New York)|                                                                                                |
                    |___________|                                                                                                |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                         ________________________________________________________________________|
                                                        |
                                                        |
                                     ___________________|_____________________
                                    |                                         |
                                    | John Hancock Holdings (Delaware) LLC(2) |
                                    |               (Delaware)                |
                                    |_________________________________________|
                                                        |
                                                        |
                                     ___________________|_____________________
                                    |                                         |
                                    |  John Hancock Financial Services, Inc.  |
                                    |                (Delaware)               |
                                    |_________________________________________|
                                                        |
                                                        |
                                          ______________|___________________________________________
                                _________|_______           ________|________             __________|__________
                               |                 |         |                 |           |                     |
                               |   John Hancock  |         |   John Hancock  |           |     John Hancock    |
                               |  Life Insurance |         |  International  |           | International, Inc. |
                               |     Company     |         |  Holdings, Inc. |           |   (Massachusetts)   |
                               | (Massachusetts) |         | (Massachusetts) |           |_____________________|
                               |_________________|         |_________________|                      |
             ____________________________|             ................ 45.76%                      | 50%
   _________|_________          _________|________     .    __________._________          __________|________
  |                   |        |                  |    .   |                    |        |                   |
  |    John Hancock   |        |    John Hancock  |    .   | Manulife Insurance |        |    John Hancock   |
  |   Variable Life   |     ___| Subsidiaries LLC |    .   |       Berhad       |        |    Tianan Life    |
  | Insurance Company |    |   |     (Delaware)   |    .   |     (Malaysia)     |        | Insurance Company |
  |  (Massachusetts)  |    |   |__________________|    .   |____________________|        |      (China)      |
  |___________________|    |                           .                                 |___________________|
                           |                           .
                           |    ___________________    .    ____________________
                           |   |                   |   .   |                    |
                           |   |    John Hancock   |   .   |   Manulife Asset   |
                           |___| Financial Network,|   ....|     Management     |
                           |   |        Inc.       |       | (Malaysia) Sdn Bhd |
                           |   |   (Massachusetts) | 45.76%|     (Malaysia)     |
                           |   |___________________|       |____________________|
                           |        _____________
                           |       |             |
                           |       |    Hancock  |
                           |       |    Natural  |
                           |_______|   Resource  |
                           |       |    Group,   |
                           |       |     Inc.    |
                           |       |  (Delaware) |
                           |       |_____________|
                           |
                           |        _____________
                           |       |             |
                           |       | Declaration |
                           |_______| Management &|
                           |       | Research LLC|
                           |       |  (Delaware) |
                           |       |_____________|
                           |        _____________
                           |       |             |
                           |       | The Berkeley|
                           |_______|  Financial  |
                                   |  Group LLC  |
                                   |(Delaware)(2)|
                                   |______.______|
                                          .
                                    ______.______
                                   |             |
                                   | John Hancock|
                                   |  Funds LLC  |
                                   |  (Delaware) |
                                   |_____________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 25, 2008

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(2) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2008 appears below:

Item 27. Number of Contract Owners.


As of MARCH 31, 2009 there were 10,253 qualified and 8,578 non-qualified contracts of the series offered hereby outstanding.


Item 28.  Indemnification.

Article 10 of the Charter of the Company provides as follows:

TENTH: No director of the Corporation shall be personally liable to the Corporation or any of its shareholders for damages for any breach of duty as a director; provided, however, the foregoing provision shall not eliminate or limit (i) the liability of a director if a judgment or other final adjudication adverse to such director established his or her such acts or omissions were in bad faith or involved intentional misconduct or were acts or omissions (a) which he or she knew or reasonably should have known violated the New York Insurance Law or (b) which violated a specific standard of care imposed on directors directly, and not by reference, by a provision of the New York Insurance Law (or any regulations promulgated thereunder) or (c) which constituted a knowing violation of any other law, or establishes that the director personally gained in fact a financial profit or other advantage to which the director was not legally entitled or (ii) the liability of a director for any act or omission prior to the adoption of this Article by the shareholders of the Corporation. Any repeal or modification of this Article by the shareholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

Article VII of the By-laws of the Company provides as follows:

Section VII.1. Indemnification of Directors and Officers. The Corporation may indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he or she, his or her testator, testatrix or intestate, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred by him or her in connection with the defense or settlement of such action, or in connection with an appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation, except that no indemnification under this Section shall be made in respect of (1) a threatened action, or a pending action which is settled or is otherwise disposed of, or (2) any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation, unless and only to the extent that the court in which the action was brought, or , if no action was brought, any court of competent jurisdiction, determines upon application that, in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such portion of the settlement amount and expenses as the court deems proper.

The Corporation may indemnify any person made, or threatened to be made, a party to an action or proceeding (other than one by or in the right of the Corporation to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation of any type or kind, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Corporation served in any capacity at the request of the Corporation, by reason of the fact that he or she, his or her testator, testatrix or intestate, was a director or officer of the Corporation, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees actually and necessarily incurred as a result of such action or proceeding, or any appeal therein, if such director or officer acted, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his or her conduct was unlawful.

The termination of any such civil or criminal action or proceeding by judgment, settlement, conviction or upon a plea of nolo contendere, of its equivalent, shall not in itself create a presumption that any such director or officer did not act, in good faith, for a purpose which he or she reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interest of the Corporation or that he or she had reasonable cause to believe that his or her conduct was unlawful.

Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Variable Account U                        Principal Underwriter
John Hancock Variable Life Variable Account V                        Principal Underwriter


(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Barry Evans+, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116


+    Principal business office is 101 Huntington Street, Boston, MA 02199


(c)  None.

Item 30. Location of Accounts and Records.

All books and records are maintained at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595.

Item 31. Management Services.

The Company has entered into an Administrative Services Agreement with The Manufacturers Life Insurance Company (U.S.A.) ("Manulife USA"). This Agreement provides that under the general supervision of the Board of Directors of the Company, and subject to initiation, preparation and verification by the Chief Administrative Officer of the Company, Manulife shall provide accounting services related to the provision of a payroll support system, general ledger, accounts payable, tax and auditing services.

Item 32. Undertakings.

     (a) Representation of Insurer pursuant to Section 26 of the Investment Company Act of 1940.

          John Hancock Life Insurance Company of New York (the "Company") hereby represents that the fees and charges deducted under the Contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          The Company is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this thirtieth day of April 2009.


JOHN HANCOCK LIFE INSURANCE COMPANY
OF NEW YORK
SEPARATE ACCOUNT A
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE
    COMPANY OF NEW YORK
    (Depositor)


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President


JOHN HANCOCK LIFE INSURANCE COMPANY
OF NEW YORK


By: /s/ James D. Gallagher
    ---------------------------------
    James D. Gallagher
    Chairman and President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the thirtieth day of April 2009.



Signature                               Title
---------                               -----


/s/ James D. Gallagher                  Chairman and President
-------------------------------------   (Principal Executive Officer)
James D. Gallagher


/s/ Lynne Patterson                     Senior Vice President and Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Vice President and Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
Thomas Borshoff


                  *                     Director
-------------------------------------
Marc Costantini


                  *                     Director
-------------------------------------
Steven A. Finch


                  *                     Director
-------------------------------------
Ruth Ann Fleming


                  *                     Director
-------------------------------------
Marianne Harrison


                  *                     Director
-------------------------------------
William P. Hicks III


                  *                     Director
-------------------------------------
Katherine MacMillan


                  *                     Director
-------------------------------------
Ronald J. McHugh


                  *                     Director
-------------------------------------
Neil M. Merkl


                  *                     Director
-------------------------------------
Bradford J. Race, Jr.


                  *                     Director
-------------------------------------
Diana Scott


                  *                     Director
-------------------------------------
Robert L. Ullmann


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


  ITEM NO.                            DESCRIPTION
------------                          -----------
 24(b)(10)     Consent of independent registered public accounting firm
24(b)(14)(c)   Power of Attorney, Ronald J. McHugh